UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07607

Morgan Stanley Universal Institutional Fund, Inc.
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

John H. Gernon 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212 - 296-0289

Date of fiscal year end:	December 31, 2013

Date of reporting period:	December 31, 2013

Item 1 - Report to Shareholders

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Core Plus Fixed Income Portfolio

The Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Expense Example	2
Investment Overview	3
Portfolio of Investments	5
Statement of Assets and Liabilities	14
Statement of Operations	15
Statements of Changes in Net Assets	16
Financial Highlights	17
Notes to Financial Statements	19
Report of Independent Registered Public Accounting Firm	29
Director and Officer Information	30

1

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Expense Example (unaudited)

Core Plus Fixed Income Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, including advisory fees, administration fees, distribution (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/13	Actual Ending Account Value 12/31/13	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Core Plus Fixed Income Portfolio Class I	$1,000.00	$1,015.90	$1,021.73	$3.51	$3.52	0.69%
Core Plus Fixed Income Portfolio Class II	1,000.00	1,014.30	1,020.47	4.77	4.79	0.94

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

2

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Investment Overview (unaudited)

Core Plus Fixed Income Portfolio

The Core Plus Fixed Income Portfolio (the "Portfolio") seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of fixed income securities. The Portfolio invests primarily in a diversified mix of U.S. dollar denominated investment grade fixed income securities, particularly U.S. government, corporate, municipal, mortgage and asset-back securities.

Performance

For the fiscal year ended December 31, 2013, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of –0.32%, net of fees, for Class I shares and –0.58%, net of fees, for Class II shares. The Portfolio's Class I and Class II shares outperformed against their benchmark, the Barclays Capital U.S. Aggregate Index (the "Index"), which returned –2.02%.

Factors Affecting Performance

•  Economic growth in the U.S. remained slow, as year-over-year gross domestic product (GDP) growth was 2% (as of the most recently reported quarter, September 30, 2013) and inflation stayed on the lower side as well. There was some improvement in the labor market, as job growth was strong despite the headwinds from fiscal tightening in 2013. The unemployment rate dropped from 7.9% at the end of 2012 to 6.7% during the course of the year, although it was partly due to a decline in the labor force participation rate.

•  Given the weaker-than-expected economic conditions in 2013, the Federal Open Market Committee (FOMC) continued to use various easing policies, which included monthly asset purchases known as quantitative easing and extending the timeline to keep the target federal funds rate on hold until the unemployment rate falls to an acceptable level. In December, the Federal Reserve (Fed) announced that it would gradually begin to taper asset purchases starting in January 2014. Monthly purchases of agency mortgage-backed securities will be reduced from $40 billion to $35 billion and Treasuries from $45 billion to $40 billion. The Fed expects that labor market conditions will continue to improve and that inflation will return to the long-term target of 2%. Accordingly, the Fed anticipates that it will reduce the amount of asset purchases gradually at future meetings if economic conditions remain favorable. At the same time, the Fed strengthened its forward guidance by saying it expects the federal funds rate to stay low well past its unemployment threshold of 6.5%, especially if inflation remains below its 2% target.

•  Treasury yields increased over the period and the short-to-intermediate part of the yield curve steepened, as 2-, 5-, 10- and 30-year Treasury rates ended the period 13, 102, 127 and 102 basis points higher, respectively.

•  The investment-grade corporate debt sector continued its strong performance in 2013 as well. Yield spreads for the segment narrowed by about 30 basis points. The financial sector was the best-performing sector, with yield spreads tightening by almost 50 basis points over the year. As a result of the strong returns over the past two years, valuation in the credit markets has changed dramatically. Credit spreads have recovered all of the widening witnessed during the 2008-2009 financial crisis and in the 2011 euro crisis. Credit spreads are now trading at levels not seen since the autumn of 2007, although they remain wide of the levels reached in the last bull market between 2003 and 2007.

•  The U.S. housing market made solid gains, benefiting from the favorable low rate environment. Interest rate increases over the summer did, however, reduce purchase activity. The primary mortgage rate ended the period at 4.48%, up from lows of 3.37% earlier in the year. The most recent S&P/Case-Shiller Home Price Index number was up roughly 13% from a year prior. Rising home prices are indicative of a housing recovery, although the pace is not expected to continue.

•  The fixed-rate agency mortgage sector's performance was mixed. Concerns about the Fed's tapering of mortgage purchases led to strong underperformance in the sector earlier in the year. However, later in the year, performance was more variable across mortgages as the Fed did not start tapering in 2013. Prepayments slowed down considerably towards the end of the period as the increase in rates led to a large decrease in refinancing activity.

•  The Portfolio's credit strategy was one of the main drivers of performance. This was due to an overweight to the investment-grade credit sector and to financials, in particular. Allocations to high yield corporates and convertible securities also added to returns.

•  The Portfolio's positioning in the securitized sector was the other main contributor to performance. Allocations to non-agency mortgages and to agency mortgage derivatives (interest only securities, or IOs, and inverse interest only securities, or IIOs) contributed significantly to performance.

•  A small overweight to emerging market debt detracted slightly from returns as the sectors was particularly hard hit in 2013.

3

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Investment Overview (unaudited) (cont'd)

Core Plus Fixed Income Portfolio

•  An overweight to lower coupon mortgages earlier in the year also hurt relative performance as spreads widened on concerns that the Fed would start tapering asset purchases.

Management Strategies

•  Throughout the period, the Portfolio was positioned with an overweight to investment-grade credit, as corporate bond valuations relative to fundamentals have been attractive, in our view. We took advantage of the strong performance in corporates this year to trim some of the Portfolio's overweight in the sector.

•  The Portfolio also had allocations to riskier segments of the market such as high-yield corporates, non-agency mortgages and convertible bonds. These sectors contributed meaningfully to performance and we continued to maintain these exposures as of the end of the period.

•  With regard to interest rate strategy, the Portfolio had been positioned with an underweight duration at the 10-year part of the curve through most of the year.

•  At the end of the period, we continued to overweight selected spread (non-government) sectors that we believe have strong or improving fundamentals.

Performance Compared to the Barclays Capital U.S. Aggregate Index(1)

	Period Ended December 31, 2013
	Total Returns(2)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio – Class I(3)	–0.32%	6.25%	3.76%	5.03%
Barclays Capital U.S. Aggregate Index	–2.02	4.44	4.55	5.72
Portfolio – Class II(4)	–0.58	5.99	3.51	3.49
Barclays Capital U.S. Aggregate Index	–2.02	4.44	4.55	4.43

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)  The Barclays Capital U.S. Aggregate Index is an index comprised of approximately 6,000 publicly traded bonds including U.S. Government, mortgage-backed, corporate, and yankee bonds with an approximate average maturity of 10 years. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(3)  Commenced operations on January 2, 1997.

(4)  Commenced offering on May 1, 2003.

(5)  For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary from the Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Portfolio Composition*

Classification	Percentage of Total Investments
Agency Fixed Rate Mortgages	18.4%
Industrials	17.0
Finance	14.3
Other**	14.0
U.S. Treasury Securities	10.9
Short-Term Investments	10.6
Mortgages – Other	8.8
Sovereign	6.0
Total Investments	100.0	%***

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2013.

**  Industries and/or investment types representing less than 5% of total investments.

***  Does not include open long/short futures contracts with an underlying face amount of approximately $53,256,000 with net unrealized depreciation of approximately $284,000. Does not include open foreign currency forward exchange contracts with net unrealized depreciation of approximately $40,000. Does not include open swap agreements with net unrealized appreciation of approximately $1,782,000.

4

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Portfolio of Investments

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Fixed Income Securities (96.2%)
Agency Adjustable Rate Mortgage (0.3%)
Federal National Mortgage Association, Conventional Pool 2.34%, 5/1/35	$528	$561
Agency Fixed Rate Mortgages (19.8%)
Federal Home Loan Mortgage Corporation, Gold Pools: 4.00%, 12/1/41 - 11/1/42	2,840	2,902
6.00%, 8/1/37 - 5/1/38	319	354
6.50%, 9/1/32	32	36
7.50%, 5/1/35	99	115
8.00%, 8/1/32	60	71
8.50%, 8/1/31	77	95
March TBA: 3.50%, 3/1/44 (a)	420	414
Federal National Mortgage Association, Conventional Pools: 3.50%, 12/1/42	2,571	2,524
4.00%, 11/1/41 - 7/1/43	2,921	3,015
4.50%, 8/1/40 - 7/1/41	1,328	1,410
5.00%, 5/1/40 - 5/1/41	4,368	4,754
6.00%, 12/1/38	766	850
6.50%, 11/1/27 - 10/1/38	121	134
7.00%, 6/1/29 - 2/1/33	57	60
7.50%, 8/1/37	176	206
8.00%, 4/1/33	133	155
8.50%, 10/1/32	122	147
9.50%, 4/1/30	34	40
February TBA: 3.00%, 2/1/44 (a)	1,190	1,212
March TBA: 3.50%, 3/1/44 (a)	1,599	1,579
4.50%, 3/1/44 (a)	3,390	3,570
5.00%, 3/1/44 (a)	1,669	1,802
Government National Mortgage Association, March TBA: 3.50%, 3/20/44 (a)	3,772	3,782
4.50%, 3/20/44 (a)	2,340	2,487
Various Pools: 4.00%, 10/20/41	2,216	2,309
8.00%, 6/15/26	1	1
9.00%, 1/15/25	2	2
		34,026
Asset-Backed Securities (1.4%)
Citigroup Mortgage Loan Trust, Inc. (See Note H) 5.53%, 11/25/34	170	176
CVS Pass-Through Trust, 6.04%, 12/10/28	291	321
8.35%, 7/10/31 (b)	183	230
Ford Credit Floorplan Master Owner Trust 1.87%, 2/15/17 (b)(c)	125	127
GSAA Home Equity Trust 4.77%, 6/25/34 (c)	159	169
Santander Drive Auto Receivables Trust 3.06%, 11/15/17	491	500
	Face Amount (000)	Value (000)
Specialty Underwriting & Residential Finance Trust 0.70%, 5/25/35 (c)	$20	$18
Textainer Marine Containers Ltd. 4.70%, 6/15/26 (b)	375	375
U-Haul S Fleet LLC 4.90%, 10/25/23 (b)	544	570
		2,486
Collateralized Mortgage Obligations — Agency Collateral Series (4.4%)
Federal Home Loan Mortgage Corporation, IO 0.67%, 1/25/21 (c)	6,307	212
IO PAC REMIC 6.30%, 6/15/40 (c)	3,645	618
IO REMIC 5.83%, 11/15/43 (c)	3,468	483
5.88%, 4/15/39 (c)	2,092	382
IO STRIPS 7.50%, 12/1/29	10	3
8.00%, 1/1/28	8	2
REMIC 3.50%, 12/15/42	637	538
Federal National Mortgage Association, IO 6.23%, 9/25/20 (c)	4,889	1,156
IO REMIC 5.00%, 8/25/37	62	1
5.84%, 8/25/42 (c)	1,796	359
6.00%, 5/25/33 - 7/25/33	453	82
6.44%, 9/25/38 (c)	1,528	300
IO STRIPS 6.50%, 12/1/29 (c)	14	2
7.00%, 11/1/19 (c)	10	1
8.00%, 4/1/24	7	2
8.00%, 6/1/35 (c)	54	15
9.00%, 11/1/26	3	1
REMIC 7.00%, 9/25/32	90	103
9.27%, 10/25/41 (c)(d)	225	218
Government National Mortgage Association, IO
0.84%, 8/20/58 (c)	8,126	249
3.50%, 5/20/43	2,067	493
5.00%, 2/16/41	334	78
5.88%, 11/16/40 (c)	2,571	504
5.93%, 7/16/33 (c)	5,852	861
5.98%, 6/20/43 (c)	2,492	413
6.43%, 4/16/41 (c)	2,436	502
		7,578
Commercial Mortgage-Backed Securities (3.6%)
CGBAM Commercial Mortgage Trust 3.02%, 5/15/30 (b)(c)	270	271
COMM Mortgage Trust, 4.26%, 7/10/45 (b)(c)	394	370
5.05%, 8/10/46 (b)(c)	740	666
IO 0.42%, 7/10/45 (c)	13,050	225

The accompanying notes are an integral part of the financial statements.
5

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Commercial Mortgage-Backed Securities (cont'd)
Commercial Mortgage Pass-Through Certificates 4.76%, 10/10/46 (b)(c)	$985	$849
Commercial Mortgage Trust 5.48%, 3/10/39	400	427
DBUBS Mortgage Trust 5.44%, 7/10/44 (b)(c)	200	214
FREMF Mortgage Trust 3.54%, 10/25/46 (b)(c)	755	618
GS Mortgage Securities Corp. II 2.77%, 11/8/29 (b)(c)	390	389
GS Mortgage Securities Trust 4.78%, 8/10/46 (b)(c)	500	442
JP Morgan Chase Commercial Mortgage Securities Trust, IO 0.59%, 4/15/46 (c)	6,000	268
WF-RBS Commercial Mortgage Trust, 3.43%, 6/15/45	677	669
3.71%, 3/15/45 (c)	110	104
4.99%, 9/15/46 (b)(c)	735	655
		6,167
Corporate Bonds (36.2%)
Finance (15.4%)
ABB Treasury Center USA, Inc. 2.50%, 6/15/16 (b)	580	597
Abbey National Treasury Services PLC 3.05%, 8/23/18	370	381
ABN Amro Bank N.V. 4.25%, 2/2/17 (b)	475	510
Aegon N.V. 4.63%, 12/1/15	500	534
Aetna, Inc. 2.75%, 11/15/22	50	46
Alexandria Real Estate Equities, Inc. 4.60%, 4/1/22	275	277
American Campus Communities Operating Partnership LP 3.75%, 4/15/23	200	186
American Financial Group, Inc. 9.88%, 6/15/19	75	97
American International Group, Inc., 4.88%, 6/1/22 (e)	275	296
6.40%, 12/15/20	250	296
Banco de Credito del Peru 6.13%, 4/24/27 (b)(c)	300	301
Barclays Bank PLC 6.05%, 12/4/17 (b)	615	690
BNP Paribas SA 5.00%, 1/15/21	150	165
Boston Properties LP 3.80%, 2/1/24	145	139
Brookfield Asset Management, Inc. 5.80%, 4/25/17	135	148
Capital One Bank, USA NA 3.38%, 2/15/23	510	475
	Face Amount (000)	Value (000)
Citigroup, Inc. (See Note H), 4.05%, 7/30/22	$265	$263
8.50%, 5/22/19	820	1,052
CNA Financial Corp. 5.75%, 8/15/21 (e)	565	634
Commonwealth Bank of Australia 5.00%, 3/19/20 (b)	250	277
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 3.88%, 2/8/22 (e)	25	25
5.75%, 12/1/43 (e)	320	340
Coventry Health Care, Inc. 5.45%, 6/15/21	390	435
Credit Agricole SA 2.13%, 4/17/18 (b)(e)	525	522
Credit Suisse, 5.40%, 1/14/20 (e)	70	78
6.00%, 2/15/18	5	6
Credit Suisse AG 6.50%, 8/8/23 (b)	350	373
Deutsche Bank AG 4.30%, 5/24/28 (c)(e)	315	286
Dexus Diversified Trust/Dexus Office Trust 5.60%, 3/15/21 (b)	50	53
Discover Bank 7.00%, 4/15/20	320	373
General Electric Capital Corp., 5.30%, 2/11/21	340	381
MTN 5.88%, 1/14/38	130	149
Series G 6.00%, 8/7/19	375	441
Genworth Holdings, Inc. 7.20%, 2/15/21	350	407
Goldman Sachs Group, Inc. (The), 2.38%, 1/22/18 (e)	105	105
3.63%, 1/22/23 (e)	370	359
6.75%, 10/1/37	435	485
Goodman Funding Pty Ltd. 6.38%, 4/15/21 (b)	425	472
Hartford Financial Services Group, Inc. 5.50%, 3/30/20 (e)	365	411
HBOS PLC, Series G 6.75%, 5/21/18 (b)	565	642
Healthcare Trust of America Holdings LP 3.70%, 4/15/23	325	300
HSBC Finance Corp. 6.68%, 1/15/21	225	259
HSBC Holdings PLC 4.00%, 3/30/22	285	293
ING Bank N.V. 5.80%, 9/25/23 (b)(e)	320	335
ING US, Inc. 5.50%, 7/15/22	350	381
Intesa Sanpaolo SpA 3.88%, 1/16/18	430	441

The accompanying notes are an integral part of the financial statements.
6

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Finance (cont'd)
JBS Investments GmbH 7.75%, 10/28/20 (b)(e)	$200	$203
Jefferies Finance LLC/JFIN Co-Issuer Corp. 7.38%, 4/1/20 (b)	495	517
Jefferies LoanCore LLC/JLC Finance Corp. 6.88%, 6/1/20 (b)	200	199
JPMorgan Chase & Co., 3.20%, 1/25/23 (e)	860	817
3.38%, 5/1/23 (e)	450	420
4.50%, 1/24/22	175	185
4.63%, 5/10/21	65	70
Kilroy Realty LP 3.80%, 1/15/23	250	234
Macquarie Bank Ltd. 6.63%, 4/7/21 (b)	260	288
Mallinckrodt International Finance SA 4.75%, 4/15/23 (b)	325	301
Markel Corp. 3.63%, 3/30/23 (e)	350	330
Merrill Lynch & Co., Inc., 6.11%, 1/29/37	100	108
MTN 6.88%, 4/25/18	1,085	1,284
Mizuho Corporate Bank Ltd. 1.85%, 3/21/18 (b)	390	381
National Retail Properties, Inc. 3.30%, 4/15/23 (e)	275	250
Nationwide Building Society 6.25%, 2/25/20 (b)	545	625
Nationwide Financial Services, Inc. 5.38%, 3/25/21 (b)	410	441
PHH Corp. 4.00%, 9/1/14	254	272
Piedmont Operating Partnership LP 3.40%, 6/1/23	375	333
Platinum Underwriters Finance, Inc., Series B 7.50%, 6/1/17	305	337
Principal Financial Group, Inc. 1.85%, 11/15/17	450	446
Prudential Financial, Inc., MTN 6.63%, 12/1/37	165	198
QBE Capital Funding III Ltd. 7.25%, 5/24/41 (b)(c)	325	337
Realty Income Corp. 3.25%, 10/15/22	350	321
Royal Bank of Scotland Group PLC 6.00%, 12/19/23	230	232
Santander Holdings USA, Inc. 3.45%, 8/27/18 (e)	130	133
Societe Generale SA 5.20%, 4/15/21 (b)	285	314
Standard Chartered PLC 3.95%, 1/11/23 (b)	235	218
Swedbank AB 2.13%, 9/29/17 (b)	365	365
	Face Amount (000)	Value (000)
UnitedHealth Group, Inc., 1.40%, 10/15/17	$20	$20
2.88%, 3/15/23	400	373
Wells Fargo & Co., Series M 3.45%, 2/13/23	245	232
		26,500
Industrials (18.2%)
21st Century Fox America, Inc. 6.15%, 2/15/41	325	364
Albea Beauty Holdings SA 8.38%, 11/1/19 (b)	400	418
Allegheny Technologies, Inc. 4.25%, 6/1/14	262	272
Altria Group, Inc., 2.85%, 8/9/22	25	23
5.38%, 1/31/44	260	262
American Gilsonite Co. 11.50%, 9/1/17 (b)	100	97
American Tower Corp. 3.50%, 1/31/23	415	379
Amgen, Inc. 5.15%, 11/15/41	174	174
Anheuser-Busch InBev Worldwide, Inc. 4.13%, 1/15/15 (e)	30	31
Apple, Inc. 2.40%, 5/3/23	475	428
ARAMARK Corp. 5.75%, 3/15/20 (b)	340	357
ArcelorMittal 10.35%, 6/1/19	205	260
Archer-Daniels-Midland Co. 0.88%, 2/15/14	348	369
AT&T, Inc. 6.30%, 1/15/38	305	338
Barrick Gold Corp. 4.10%, 5/1/23	235	213
BE Aerospace, Inc. 5.25%, 4/1/22	200	204
BHP Billiton Finance USA Ltd. 3.85%, 9/30/23 (e)	350	352
Bombardier, Inc. 6.13%, 1/15/23 (b)(e)	300	299
Boston Scientific Corp., 4.13%, 10/1/23	200	199
6.00%, 1/15/20	335	385
BP Capital Markets PLC 3.25%, 5/6/22	425	413
Canadian Oil Sands Ltd. 7.75%, 5/15/19 (b)	425	510
CC Holdings GS V LLC/Crown Castle GS III Corp. 3.85%, 4/15/23	275	258
Cequel Communications Holdings I LLC/ Cequel Capital Corp. 6.38%, 9/15/20 (b)	100	103

The accompanying notes are an integral part of the financial statements.
7

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
Chrysler Group LLC/CG Co-Issuer, Inc. 8.00%, 6/15/19 (e)	$200	$222
CNOOC Finance 2013 Ltd. 3.00%, 5/9/23 (e)	420	376
ConAgra Foods, Inc. 4.65%, 1/25/43	200	184
Continental Airlines Pass-Thru Certificates 6.13%, 4/29/18	150	157
CRH America, Inc. 6.00%, 9/30/16	405	453
Crown Castle International Corp. 5.25%, 1/15/23	280	276
Daimler Finance North America LLC 2.25%, 7/31/19 (b)	465	456
Deutsche Telekom International Finance BV 8.75%, 6/15/30	25	35
DirecTV Holdings LLC/DirecTV Financing Co., Inc. 3.80%, 3/15/22 (e)	150	144
DryShips, Inc. 5.00%, 12/1/14	100	102
Eldorado Gold Corp. 6.13%, 12/15/20 (b)(e)	295	285
Eni SpA, Series GALP 0.25%, 11/30/15	200	282
Exide Technologies 8.63%, 2/1/18 (e)(f)(g)(n)	159	115
Experian Finance PLC 2.38%, 6/15/17 (b)	495	488
Fiserv, Inc. 3.13%, 6/15/16	230	240
Ford Motor Credit Co., LLC, 4.21%, 4/15/16	660	704
5.00%, 5/15/18	400	446
Freeport-McMoRan Copper & Gold, Inc. 3.88%, 3/15/23	150	142
General Motors Co. 4.88%, 10/2/23 (b)(e)	350	356
GlaxoSmithKline Capital PLC 2.85%, 5/8/22	326	308
GlaxoSmithKline Capital, Inc. 4.20%, 3/18/43 (e)	50	46
Glencore Funding LLC, 2.50%, 1/15/19 (b)(e)	310	301
4.13%, 5/30/23 (b)(e)	170	159
Goldcorp, Inc. 3.70%, 3/15/23	595	533
Harley-Davidson Funding Corp. 6.80%, 6/15/18 (b)	290	335
HCA, Inc. 4.75%, 5/1/23 (e)	340	320
Heathrow Funding Ltd. 4.88%, 7/15/21 (b)(e)	435	457
Hewlett-Packard Co. 4.65%, 12/9/21 (e)	155	160
Holcim US Finance Sarl & Cie SCS 6.00%, 12/30/19 (b)	205	232
	Face Amount (000)	Value (000)
Home Depot, Inc. 5.88%, 12/16/36	$125	$145
Host Hotels & Resorts LP, 6.00%, 10/1/21	50	55
Series D 3.75%, 10/15/23	125	116
Infor US, Inc. 9.38%, 4/1/19	150	170
Intel Corp., 2.70%, 12/15/22 (e)	300	277
2.95%, 12/15/35 (e)	313	351
International Business Machines Corp. 1.88%, 5/15/19 (e)	450	442
International Game Technology 3.25%, 5/1/14 (e)	267	283
Kinross Gold Corp. 5.13%, 9/1/21 (e)	330	316
Kraft Foods Group, Inc. 5.38%, 2/10/20	26	29
Lam Research Corp. 1.25%, 5/15/18 (e)	343	419
Lowe's Cos., Inc. 5.00%, 9/15/43	100	103
LVMH Moet Hennessy Louis Vuitton SA 1.63%, 6/29/17 (b)	75	75
Marathon Petroleum Corp. 5.13%, 3/1/21	30	33
MasTec, Inc. 4.88%, 3/15/23	395	374
MDC Partners, Inc. 6.75%, 4/1/20 (b)	325	342
Merck & Co., Inc. 2.80%, 5/18/23	300	278
MetroPCS Wireless, Inc. 6.25%, 4/1/21 (b)	300	312
Murphy Oil Corp. 3.70%, 12/1/22	265	245
NBCUniversal Enterprise, Inc. 1.97%, 4/15/19 (b)	100	98
NetApp, Inc. 2.00%, 12/15/17	150	149
NOVA Chemicals Corp. 5.25%, 8/1/23 (b)	305	315
Nuance Communications, Inc. 2.75%, 11/1/31 (e)	253	248
NVIDIA Corp. 1.00%, 12/1/18 (b)(e)	350	360
ON Semiconductor Corp., Series B 2.63%, 12/15/26	227	251
Orange SA 8.75%, 3/1/31	15	21
Packaging Corp. of America 4.50%, 11/1/23	260	261
PetroQuest Energy, Inc. 10.00%, 9/1/17 (e)	100	104
Philip Morris International, Inc. 2.50%, 8/22/22	365	333

The accompanying notes are an integral part of the financial statements.
8

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
Pioneer Natural Resources Co. 7.50%, 1/15/20	$300	$364
Pretium Packaging LLC/Pretium Finance, Inc. 11.50%, 4/1/16	100	107
Qtel International Finance Ltd. 3.25%, 2/21/23 (b)	350	314
QVC, Inc. 4.38%, 3/15/23	325	304
Qwest Corp. 6.88%, 9/15/33	495	478
Resort at Summerlin LP, Series B 13.00%, 12/15/07 (f)(g)(h)(i)(n)	299	—
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp. 9.50%, 6/15/19 (b)	139	153
RR Donnelley & Sons Co. 7.88%, 3/15/21 (e)	300	335
RSI Home Products, Inc. 6.88%, 3/1/18 (b)	100	105
SanDisk Corp. 0.50%, 10/15/20 (b)	350	348
Schlumberger Norge AS 1.25%, 8/1/17 (b)	225	220
Silgan Holdings, Inc. 5.50%, 2/1/22 (b)	400	398
SK Telecom Co., Ltd. 2.13%, 5/1/18 (b)(e)	200	195
Telefonaktiebolaget LM Ericsson 4.13%, 5/15/22	225	219
Telefonica Europe BV 8.25%, 9/15/30	45	54
Teva Pharmaceutical Finance Co. BV 2.95%, 12/18/22	230	209
Teva Pharmaceutical Finance IV BV 3.65%, 11/10/21 (e)	670	658
Thermo Fisher Scientific, Inc. 4.15%, 2/1/24	210	208
Time Warner Cable, Inc. 4.50%, 9/15/42 (e)	175	133
Total Capital International SA 2.88%, 2/17/22	50	48
Transocean, Inc. 6.38%, 12/15/21	250	281
United States Steel Corp. 4.00%, 5/15/14	271	291
United Technologies Corp. 4.50%, 6/1/42	100	98
Vale Overseas Ltd., 5.63%, 9/15/19	50	55
6.88%, 11/10/39 (e)	5	5
Verisk Analytics, Inc. 5.80%, 5/1/21 (e)	305	330
Verizon Communications, Inc., 3.85%, 11/1/42	550	451
6.55%, 9/15/43	350	411
	Face Amount (000)	Value (000)
Viacom, Inc. 5.85%, 9/1/43 (e)	$350	$369
Volkswagen International Finance N.V. 2.38%, 3/22/17 (b)	360	370
Wal-Mart Stores, Inc. 5.25%, 9/1/35	35	38
Weatherford International Ltd. 4.50%, 4/15/22	350	353
Wesfarmers Ltd. 2.98%, 5/18/16 (b)	290	302
WMG Acquisition Corp. 6.00%, 1/15/21 (b)(e)	310	324
WPP Finance 2010 3.63%, 9/7/22 (e)	475	459
Wyndham Worldwide Corp. 4.25%, 3/1/22	515	504
Yahoo!, Inc. Zero Coupon, 12/1/18 (b)	425	441
		31,459
Utilities (2.6%)
Access Midstream Partners LP/ACMP Finance Corp. 4.88%, 5/15/23	350	339
Boston Gas Co. 4.49%, 2/15/42 (b)(e)	275	261
CEZ AS 4.25%, 4/3/22 (b)	210	211
CMS Energy Corp. 5.05%, 3/15/22 (e)	50	54
DCP Midstream Operating LP 3.88%, 3/15/23 (e)	300	277
Enel Finance International N.V. 5.13%, 10/7/19 (b)	100	107
Exelon Generation Co., LLC 6.25%, 10/1/39	375	381
Iberdrola Finance Ireland Ltd. 5.00%, 9/11/19 (b)	75	81
Jersey Central Power & Light Co. 4.70%, 4/1/24 (b)	575	570
Kinder Morgan Energy Partners LP 3.50%, 9/1/23	550	506
Kinder Morgan, Inc. 5.63%, 11/15/23 (b)	220	214
Plains All American Pipeline LP/PAA Finance Corp., 6.70%, 5/15/36	185	218
8.75%, 5/1/19	185	237
PPL WEM Holdings PLC 3.90%, 5/1/16 (b)	460	481
State Grid Overseas Investment 2013 Ltd. 3.13%, 5/22/23 (b)	410	376
TransAlta Corp. 4.50%, 11/15/22	50	48
		4,361
		62,320

The accompanying notes are an integral part of the financial statements.
9

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Mortgages — Other (9.5%)
Alternative Loan Trust, 5.50%, 2/25/36 - 5/25/36	$119	$104
6.00%, 4/25/36 - 7/25/37	967	799
PAC 5.50%, 2/25/36	10	9
6.00%, 4/25/36	36	30
Banc of America Alternative Loan Trust, 5.50%, 10/25/35	2,221	2,037
5.86%, 10/25/36	611	452
5.91%, 10/25/36 (c)	1,238	915
6.00%, 4/25/36	516	535
Banc of America Funding Trust, 0.46%, 7/20/36 (c)	530	465
0.53%, 8/25/36 (c)	62	52
6.00%, 7/25/37	44	36
Chaseflex Trust 6.00%, 2/25/37	798	676
CHL Mortgage Pass-Through Trust 0.46%, 4/25/46 (c)	590	243
CSMC Mortgage-Backed Trust 5.84%, 4/25/37 (c)	302	178
First Horizon Alternative Mortgage Securities Trust, 6.00%, 8/25/36 28 25 6.25%, 8/25/36	420	357
GSMSC Pass-Through Trust 7.50%, 9/25/36 (b)(c)	522	420
GSR Mortgage Loan Trust 5.75%, 1/25/37	573	548
IndyMac Index Mortgage Loan Trust 2.38%, 11/25/35 (c)	676	549
JP Morgan Alternative Loan Trust, 6.00%, 12/25/35 - 8/25/36	302	271
JP Morgan Mortgage Trust, 5.32%, 6/25/37 (c)	169	147
6.00%, 6/25/37	233	232
Lehman Mortgage Trust, 5.50%, 11/25/35 - 2/25/36	979	958
6.50%, 9/25/37	1,691	1,388
Luminent Mortgage Trust 0.33%, 10/25/46 (c)	54	19
RALI Trust, 0.34%, 12/25/36 (c)	454	318
0.35%, 12/25/36 (c)	438	306
0.66%, 3/25/35 (c)	619	439
5.50%, 12/25/34	1,376	1,331
6.00%, 4/25/36 - 1/25/37	639	489
PAC 6.00%, 4/25/36	39	30
Residential Asset Securitization Trust 6.00%, 7/25/36	66	54
Springleaf Mortgage Loan Trust 3.56%, 12/25/59 (b)(c)	650	639
Structured Asset Mortgage Investments II Trust 0.39%, 8/25/36 (c)	662	152
	Face Amount (000)		Value (000)
WaMu Mortgage Pass-Through Certificates Trust 1.12%, 7/25/46 (c)		$802	$664
Washington Mutual Mortgage Pass-Through Certificates Trust 0.91%, 4/25/47 (c)		578	453
			16,320
Municipal Bonds (1.0%)
City of Chicago, IL, O'Hare International Airport Revenue 6.40%, 1/1/40		115	129
City of New York, NY, Series G-1 5.97%, 3/1/36		245	277
Illinois State Toll Highway Authority, Highway Revenue, Build America Bonds 6.18%, 1/1/34		705	812
Municipal Electric Authority of Georgia 6.66%, 4/1/57		435	456
			1,674
Sovereign (6.5%)
Banco Nacional de Desenvolvimento, Economico e Social, 5.50%, 7/12/20 (b)		400	410
6.37%, 6/16/18 (b)		200	218
Brazilian Government International Bond, 4.25%, 1/7/25		200	191
5.63%, 1/7/41 (e)		230	224
7.13%, 1/20/37		10	11
8.50%, 1/5/24 (e)	BRL	1,500	559
Caixa Economica Federal 3.50%, 11/7/22 (b)		310	253
Hellenic Republic Government Bond, 2.00%, 2/24/25 (j)	EUR	1,800	1,557
KazMunayGas National Co., JSC, 6.38%, 4/9/21 (b)(e)		$600	654
9.13%, 7/2/18 (b)		100	122
Mexican Bonos 6.50%, 6/9/22		10,000	776
Mexico Government International Bond, 3.63%, 3/15/22 (e)		500	501
6.05%, 1/11/40		20	22
6.75%, 9/27/34		100	118
Pemex Project Funding Master Trust, 6.63%, 6/15/35 - 6/15/38		58	61
Peruvian Government International Bond, 7.13%, 3/30/19 (e)		40	49
7.35%, 7/21/25		10	13
8.75%, 11/21/33		16	23
Petroleos Mexicanos, 4.88%, 1/24/22		730	752
5.50%, 1/21/21		60	65
8.00%, 5/3/19		15	18
Poland Government International Bond 5.00%, 3/23/22		780	836

The accompanying notes are an integral part of the financial statements.
10

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)		Value (000)
Sovereign (cont'd)
Portugal Obrigacoes do Tesouro OT, 4.45%, 6/15/18 (b)	EUR	1,000	$1,362
4.95%, 10/25/23 (b)		350	445
Russian Foreign Bond — Eurobond 4.50%, 4/4/22 (b)(e)		800	812
Sinopec Group Overseas Development 2012 Ltd. 3.90%, 5/17/22 (b)		$400	388
Spain Government International Bond 4.00%, 3/6/18 (b)	EUR	500	510
Turkey Government International Bond, 6.75%, 4/3/18		100	109
6.88%, 3/17/36		17	17
8.00%, 2/14/34		15	17
11.88%, 1/15/30		19	28
			11,121
U.S. Agency Securities (1.8%)
Federal Home Loan Mortgage Corporation 1.25%, 10/2/19		3,200	3,036
U.S. Treasury Securities (11.7%)
U.S. Treasury Bonds, 2.75%, 11/15/42		4,350	3,441
3.13%, 2/15/43		600	514
U.S. Treasury Notes, 0.25%, 4/15/16		6,500	6,466
0.63%, 8/15/16		5,200	5,201
0.75%, 6/30/17		4,500	4,453
			20,075
Total Fixed Income Securities (Cost $163,960)			165,364
	Shares
Short-Term Investments (19.1%)
Securities held as Collateral on Loaned Securities (7.7%)
Investment Company (6.3%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note H)		10,907,891	10,908
	Face Amount (000)
Repurchase Agreements (1.4%)
Barclays Capital, Inc., (0.01%, dated 12/31/13, due 1/2/14; proceeds $2,210; fully collateralized by a U.S. Government Obligation; 1.00% due 3/31/17; valued at $2,254)		$2,210	2,210
BNP Paribas Securities Corp., (0.01%, dated 12/31/13, due 1/2/14; proceeds $192; fully collateralized by a U.S. Government Obligation; 3.63% due 2/15/21; valued at $196)		192	192
			2,402
Total Securities held as Collateral on Loaned Securities (Cost $13,310)			13,310
	Shares	Value (000)
Investment Company (5.0%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note H) (Cost $8,605)	8,605,213	$8,605
	Face Amount (000)
U.S. Treasury Securities (6.4%)
U.S. Treasury Bills, 0.04%, 1/30/14 - 3/20/14 (k)	$7,043	7,042
0.07%, 3/20/14 (k)	3,500	3,500
0.08%, 4/17/14 (k)(l)	412	412
Total U.S. Treasury Securities (Cost $10,954)		10,954
Total Short-Term Investments (Cost $32,869)		32,869
Total Investments (115.3%) (Cost $196,829) Including $14,244 of Securities Loaned (m)		198,233
Liabilities in Excess of Other Assets (-15.3%)		(26,253)
Net Assets (100.0%)		$171,980

(a)  Security is subject to delayed delivery.

(b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(c)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on December 31, 2013.

(d)  Inverse Floating Rate Security — Interest rate fluctuates with an inverse relationship to an associated interest rate. Indicated rate is the effective rate at December 31, 2013.

(e)  All or a portion of this security was on loan at December 31, 2013.

(f)  Issuer in bankruptcy.

(g)  Non-income producing security; bond in default.

(h)  Acquired through exchange offer.

(i)  At December 31, 2013, the Portfolio held a fair valued security valued at $0, representing 0.0% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

(j)  Multi-step coupon rate changes in predetermined increments to maturity. Rate disclosed is as of December 31, 2013. Maturity date disclosed is the ultimate maturity date.

(k)  Rate shown is the yield to maturity at December 31, 2013.

(l)  All or a portion of the security was pledged to cover margin requirements for swap agreements.

(m)  Securities are available for collateral in connection with securities purchased on a forward commitment basis, open foreign currency forward exchange contracts, futures contracts and swap agreements.

(n)  Security has been deemed illiquid at December 31, 2013.

IO  Interest Only.

MTN  Medium Term Note.

PAC  Planned Amortization Class.

REMIC  Real Estate Mortgage Investment Conduit.

STRIPS  Separate Trading of Registered Interest and Principal of Securities.

TBA  To Be Announced.

The accompanying notes are an integral part of the financial statements.
11

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

Foreign Currency Forward Exchange Contracts:

The Portfolio had the following foreign currency forward exchange contracts open at December 31, 2013:

Counterparty	Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Unrealized Appreciation (Depreciation) (000)
Goldman Sachs International	NOK	6,500	$1,071	1/9/14	EUR	779	$1,072	$1
Goldman Sachs International	USD	1,055	1,055	1/9/14	NOK	6,461	1,066	11
Goldman Sachs International	USD	30	30	1/9/14	ZAR	305	29	(1)
HSBC Bank PLC	EUR	3,582	4,928	1/9/14	USD	4,875	4,875	(53)
JPMorgan Chase Bank	AUD	2,368	2,113	1/9/14	USD	2,151	2,151	38
JPMorgan Chase Bank	CAD	910	857	1/9/14	USD	860	860	3
JPMorgan Chase Bank	MXN	10,863	831	1/9/14	USD	825	825	(6)
UBS AG	BRL	1,435	607	1/9/14	USD	610	610	3
UBS AG	CHF	2,390	2,679	1/9/14	USD	2,644	2,644	(35)
UBS AG	NZD	92	76	1/9/14	USD	75	75	(1)
UBS AG	SEK	13	2	1/9/14	USD	2	2	(— @)
UBS AG	USD	31	31	1/9/14	EUR	23	31	— @
			$14,280				$14,240	$(40)

Futures Contracts:

The Portfolio had the following futures contracts open at December 31, 2013:

	Number of Contracts	Value (000)	Expiration Date	Unrealized Appreciation (Depreciation) (000)
Long:
U.S. Treasury 2 yr. Note	156	$34,291	Mar-14	$(66)
U.S. Treasury Long Bond	63	8,083	Mar-14	(129)
U.S. Treasury Ultra Long Bond	60	8,175	Mar-14	(127)

Futures Contracts: (cont'd)

	Number of Contracts	Value (000)	Expiration Date	Unrealized Appreciation (Depreciation) (000)
Short:
U.S. Treasury 10 yr. Note	22	$(2,707)	Mar-14	$38
				$(284)

Credit Default Swap Agreements:

The Portfolio had the following credit default swap agreements open at December 31, 2013:

Swap Counterparty and Reference Obligation	Buy/Sell Protection	Notional Amount (000)	Pay/Receive Fixed Rate	Termination Date	Upfront Payment Paid (Received) (000)	Unrealized Appreciation (Depreciation) (000)	Value (000)	Credit Rating of Reference Obligation† (Unaudited)
Barclays Bank Alcoa, Inc.	Buy	$480	1.00%	9/20/18	$50	$(38)	$12	BBB-
Barclays Bank Quest Diagnostics Inc.	Buy	895	1.00	12/20/18	—	10	10	BBB+
Barclays Bank Yum! Brands, Inc.	Buy	900	1.00	12/20/18	(16)	(8)	(24)	BBB
JPMorgan Chase CDX.NA.IG.20	Sell	1,825	1.00	6/20/18	11	26	37	NR
JPMorgan Chase Kohl's Corporation	Buy	1,025	1.00	6/20/18	52	(53)	(1)	BBB+
JPMorgan Chase CDX.NA.IG.20	Sell	405	1.00	6/20/18	5	3	8	NR
Morgan Stanley & Co., LLC* CDX.NA.IG.21	Sell	900	1.00	12/20/18	13	4	17	NR
		$6,430			$115	$(56)	$59

The accompanying notes are an integral part of the financial statements.
12

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

Interest Rate Swap Agreements:

The Portfolio had the following interest rate swap agreements open at December 31, 2013:

Swap Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Termination Date	Notional Amount (000)	Unrealized Appreciation (Depreciation) (000)
Bank of America	3 Month LIBOR	Receive	2.10%	2/5/23	$2,640	$164
Deutsche Bank	3 Month LIBOR	Receive	2.80	5/1/43	2,325	476
Goldman Sachs	3 Month LIBOR	Receive	2.09	2/15/23	3,730	239
Goldman Sachs	3 Month LIBOR	Receive	2.90	5/13/43	2,320	434
JPMorgan Chase	3 Month LIBOR	Receive	2.06	2/6/23	530	35
JPMorgan Chase	3 Month LIBOR	Receive	2.09	2/15/23	480	31
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	0.48	8/1/15	22,267	(66)
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	2.75	11/20/23	9,620	253
Royal Bank of Canada	3 Month LIBOR	Receive	2.06	2/6/23	4,120	272
						$1,838

@    Value is less than $500.

†    Credit Rating as issued by Standard and Poor's.

*    Centrally cleared swap agreement, the broker for which is Morgan Stanley & Co., LLC.

LIBOR    London Interbank Offered Rate.

AUD  — Australian Dollar

BRL  — Brazilian Real

CAD  — Canadian Dollar

CHF  — Swiss Franc

EUR  — Euro

MXN  — Mexican New Peso

NOK  — Norwegian Krone

NZD  — New Zealand Dollar

SEK  — Swedish Krona

USD  — United States Dollar

ZAR  — South African Rand

The accompanying notes are an integral part of the financial statements.
13

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Core Plus Fixed Income Portfolio

Statement of Assets and Liabilities	December 31, 2013 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $177,316)	$178,720
Investment in Security of Affiliated Issuer, at Value (Cost $19,513)	19,513
Total Investments in Securities, at Value (Cost $196,829)	198,233
Foreign Currency, at Value (Cost $25)	25
Cash	606
Receivable for Investments Sold	24,867
Unrealized Appreciation on Swap Agreements	1,690
Interest Receivable	1,223
Receivable for Variation Margin on Futures Contracts	367
Receivable for Portfolio Shares Sold	188
Premium Paid on Open Swap Agreements	118
Receivable for Variation Margin on Swap Agreements	59
Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	56
Tax Reclaim Receivable	9
Receivable from Affiliate	— @
Other Assets	7
Total Assets	227,448
Liabilities:
Collateral on Securities Loaned, at Value	13,916
Payable for Investments Purchased	39,741
Due to Broker	1,060
Payable for Portfolio Shares Redeemed	295
Payable for Advisory Fees	110
Unrealized Depreciation on Swap Agreements	99
Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	96
Payable for Reorganization Expense	52
Payable for Administration Fees	37
Premium Received on Open Swap Agreement	16
Payable Distribution Fees — Class II Shares	13
Payable for Professional Fees	11
Payable for Custodian Fees	5
Payable for Directors' Fees and Expenses	2
Other Liabilities	15
Total Liabilities	55,468
Net Assets	$171,980
Net Assets Consist of:
Paid-in-Capital	$238,527
Accumulated Undistributed Net Investment Income	5,315
Accumulated Net Realized Loss	(74,724)
Unrealized Appreciation (Depreciation) on:
Investments	1,404
Futures Contracts	(284)
Swap Agreements	1,782
Foreign Currency Forward Exchange Contracts	(40)
Foreign Currency Translations	— @
Net Assets	$171,980
CLASS I:
Net Assets	$105,420
Net Asset Value, Offering and Redemption Price Per Share Applicable to 10,324,371 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$10.21
CLASS II:
Net Assets	$66,560
Net Asset Value, Offering and Redemption Price Per Share Applicable to 6,531,820 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$10.19
(1) Including:
Securities on Loan, at Value:	$14,244

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
14

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Core Plus Fixed Income Portfolio

Statement of Operations	Year Ended December 31, 2013 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers (Net of $1 Foreign Taxes Withheld)	$5,708
Income from Securities Loaned — Net	37
Interest from Securities of Affiliated Issuer (Note H)	28
Dividends from Security of Affiliated Issuer (Note H)	8
Total Investment Income	5,781
Expenses:
Advisory Fees (Note B)	630
Administration Fees (Note C)	420
Distribution Fees — Class II Shares (Note D)	196
Professional Fees	111
Custodian Fees (Note F)	55
Pricing Fees	41
Shareholder Reporting Fees	30
Directors' Fees and Expenses	5
Transfer Agency Fees (Note E)	2
Other Expenses	22
Total Expenses	1,512
Waiver of Advisory Fees (Note B)	(140)
Distribution Fees — Class II Shares Waived (Note D)	(56)
Rebate from Morgan Stanley Affiliate (Note H)	(12)
Net Expenses	1,304
Net Investment Income	4,477
Realized Gain (Loss):
Investments Sold	1,942
Investments in Affiliates	70
Foreign Currency Forward Exchange Contracts	11
Foreign Currency Transactions	— @
Futures Contracts	(1,112)
Swap Agreements	352
Net Realized Gain	1,263
Change in Unrealized Appreciation (Depreciation):
Investments	(7,264)
Investments in Affiliates	(243)
Foreign Currency Forward Exchange Contracts	5
Foreign Currency Translations	(1)
Futures Contracts	(323)
Swap Agreements	1,852
Net Change in Unrealized Appreciation (Depreciation)	(5,974)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	(4,711)
Net Decrease in Net Assets Resulting from Operations	$(234)

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
15

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Core Plus Fixed Income Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2013 (000)	Year Ended December 31, 2012 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$4,477	$5,536
Net Realized Gain	1,263	5,465
Net Change in Unrealized Appreciation (Depreciation)	(5,974)	4,977
Net Increase (Decrease) in Net Assets Resulting from Operations	(234)	15,978
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(4,149)	(5,856)
Class II:
Net Investment Income	(1,714)	(2,224)
Total Distributions	(5,863)	(8,080)
Capital Share Transactions:(1)
Class I:
Subscribed	13,360	11,043
Issued due to a tax-free reorganization	8,957	—
Distributions Reinvested	4,149	5,856
Redeemed	(37,534)	(33,039)
Class II:
Subscribed	21,681	10,506
Issued due to a tax-free reorganization	9,982	—
Distributions Reinvested	1,714	2,224
Redeemed	(17,123)	(11,813)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	5,186	(15,223)
Total Decrease in Net Assets	(911)	(7,325)
Net Assets:
Beginning of Period	172,891	180,216
End of Period (Including Accumulated Undistributed Net Investment Income of $5,315 and $5,884)	$171,980	$172,891
(1) Capital Share Transactions:
Class I:
Shares Subscribed	1,268	1,048
Shares Issued due to a tax-free reorganization	901	—
Shares Issued on Distributions Reinvested	412	571
Shares Redeemed	(3,619)	(3,143)
Net Decrease in Class I Shares Outstanding	(1,038)	(1,524)
Class II:
Shares Subscribed	2,113	1,002
Shares Issued due to a tax-free reorganization	1,005	—
Shares Issued on Distributions Reinvested	170	217
Shares Redeemed	(1,652)	(1,125)
Net Increase in Class II Shares Outstanding	1,636	94

The accompanying notes are an integral part of the financial statements.
16

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Financial Highlights

Core Plus Fixed Income Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2013		2012		2011		2010		2009
Net Asset Value, Beginning of Period	$10.64		$10.19		$10.01		$9.92		$9.90
Income (Loss) from Investment Operations:
Net Investment Income†	0.29		0.33		0.39		0.34		0.33
Net Realized and Unrealized Gain (Loss)	(0.33)		0.61		0.17		0.36		0.58
Total from Investment Operations	(0.04)		0.94		0.56		0.70		0.91
Distributions from and/or in Excess of:
Net Investment Income	(0.39)		(0.49)		(0.38)		(0.61)		(0.89)
Net Asset Value, End of Period	$10.21		$10.64		$10.19		$10.01		$9.92
Total Return ++	(0.32)%		9.44%		5.65%		7.14%		9.64%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$105,420		$120,903		$131,361		$154,029		$171,120
Ratio of Expenses to Average Net Assets(1)	0.69	%+††	0.69	%+††	0.67	%+††	0.69	%+††	0.69	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A		N/A		0.69	%+††	N/A
Ratio of Net Investment Income to Average Net Assets(1)	2.75	%+††	3.18	%+††	3.89	%+††	3.44	%+††	3.34	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%††	0.01	%††	0.01	%††	0.01	%††	0.01%
Portfolio Turnover Rate	249%		245%		240%		294%		433%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.78	%††	0.75	%††	N/A		0.76	%+††	0.72	%+
Net Investment Income to Average Net Assets	2.66	%††	3.12	%††	N/A		3.38	%+††	3.31	%+

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

The accompanying notes are an integral part of the financial statements.
17

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Financial Highlights

Core Plus Fixed Income Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2013		2012		2011		2010		2009
Net Asset Value, Beginning of Period	$10.62		$10.17		$9.99		$9.84		$9.81
Income (Loss) from Investment Operations:
Net Investment Income†	0.26		0.31		0.37		0.32		0.28
Net Realized and Unrealized Gain (Loss)	(0.33)		0.61		0.16		0.35		0.59
Total from Investment Operations	(0.07)		0.92		0.53		0.67		0.87
Distributions from and/or in Excess of:
Net Investment Income	(0.36)		(0.47)		(0.35)		(0.52)		(0.84)
Net Asset Value, End of Period	$10.19		$10.62		$10.17		$9.99		$9.84
Total Return ++	(0.58)%		9.19%		5.40%		6.86%		9.38%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$66,560		$51,988		$48,855		$48,234		$44,105
Ratio of Expenses to Average Net Assets(1)	0.94	%+††	0.94	%+††	0.92	%+††	0.94	%+††	0.94	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A		N/A		0.94	%+††	N/A
Ratio of Net Investment Income to Average Net Assets(1)	2.50	%+††	2.93	%+††	3.64	%+††	3.19	%+††	2.87	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%††	0.01	%††	0.01	%††	0.01	%††	0.01%
Portfolio Turnover Rate	249%		245%		240%		294%		433%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.13	%††	1.10	%††	1.03	%††	1.11	%+††	1.07	%+
Net Investment Income to Average Net Assets	2.31	%††	2.77	%††	3.53	%††	3.03	%+††	2.74	%+

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

The accompanying notes are an integral part of the financial statements.
18

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Notes to Financial Statements

The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of ten separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Core Plus Fixed Income Portfolio. The Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of fixed income securities. The Portfolio invests primarily in a diversified mix of U.S. dollar denominated investment grade fixed income securities, particularly U.S. government, corporate, mortgage and asset-backed securities. The Portfolio offers two classes of shares – Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

On September 9, 2013, the Portfolio acquired the net assets of Morgan Stanley Select Dimensions Flexible Income Portfolio ("Flexible Income Portfolio"), an open-end investment company, based on the respective valuations as of the close of business on September 6, 2013, pursuant to a Plan of Reorganization approved by the shareholders of Flexible Income Portfolio on August 1, 2013 ("Reorganization"). The purpose of the transaction was to combine two portfolios managed by Morgan Stanley Investment Management Inc. with comparable investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of 901,099 Class I shares of the Portfolio at a net asset value of $9.94 per share for 1,566,416 Class X shares of Flexible Income Portfolio; 1,005,279 Class II shares of the Portfolio at a net asset value of $9.93 for 1,751,609 Class Y shares of Flexible Income Portfolio. The net assets of Flexible Income Portfolio before the Reorganization were approximately $18,939,000, including unrealized appreciation of approximately $121,000 at September 6, 2013. The investment portfolio of Flexible Income Portfolio, with a fair value of approximately $18,853,000 and identified cost of approximately $18,732,000 on September 6, 2013, was the principal asset acquired by the Portfolio. For financial reporting purposes, assets received and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received from Flexible Income Portfolio was carried forward to align ongoing reporting of the Portfolio's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the Reorganization, the net assets of the

Portfolio were approximately $154,883,000. Immediately after the merger, the net assets of the Portfolio were approximately $173,822,000.

Upon closing of the Reorganization, shareholders of Flexible Income Portfolio received shares of the Portfolio as follows:

Flexible Income Portfolio	Core Plus Fixed Income Portfolio
Class X	Class I
Class Y	Class II

Assuming the acquisition had been completed on January 1, 2013, the beginning of the annual reporting period of the Portfolio, the Portfolio's pro forma results of operations for the period ended December 31, 2013, are as follows:

Net investment income(1)	$5,564,000
Net loss realized and unrealized loss(2)	$(4,115,000)
Net increase in net assets resulting from operations	$1,449,000

(1)Approximately $4,477,000 as reported, plus approximately $770,000 Flexible Income Portfolio premerger, plus approximately $317,000 of estimated pro-forma eliminated expenses.

(2)Approximately $(4,711,000) as reported, plus approximately $596,000 Flexible Income Portfolio premerger.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Flexible Income Portfolio that have been included in the Portfolio's Statement of Operations since September 6, 2013.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) Certain portfolio securities may be valued by an outside pricing service approved by the Fund's Board of Directors (the "Directors"). The pricing service may utilize a matrix system or other model incorporating attributes such as security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolios securities valued by such pricing service; (2) futures are valued at the latest price published by the commodities exchange on which they trade; (3) swaps are marked-to-market daily based upon quotations from market makers; (4) when market quotations are not readily available,

19

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Notes to Financial Statements (cont'd)

including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (7) short-term debt securities having a maturity date of more than sixty days at the time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost, which approximates fair value.

Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

20

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Notes to Financial Statements (cont'd)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2013.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Assets:
Fixed Income Securities
Agency Adjustable Rate Mortgages	$—	$561	$—		$561
Agency Fixed Rate Mortgages	—	34,026	—		34,026
Asset-Backed Securities	—	2,486	—		2,486
Collateralized Mortgage Obligations - Agency Collateral Series	—	7,578	—		7,578
Commercial Mortgage-Backed Securities	—	6,167	—		6,167
Corporate Bonds	—	62,320	—	†	62,320
Mortgages - Other	—	16,320	—		16,320
Municipal Bonds	—	1,674	—		1,674
Sovereign	—	11,121	—		11,121
U.S. Agency Securities	—	3,036	—		3,036
U.S. Treasury Securities	—	20,075	—		20,075
Total Fixed Income Securities	—	165,364	—	†	165,364
Short-Term Investments
Investment Company	19,513	—	—		19,513
Repurchase Agreements	—	2,402	—		2,402
U.S. Treasury Securities	—	10,954	—		10,954
Total Short-Term Investments	19,513	13,356	—		32,869
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Foreign Currency Forward Exchange Contracts	$—	$56	$—		$56
Futures Contracts	38	—	—		38
Credit Default Swap Agreements	—	43	—		43
Interest Rate Swap Agreements	—	1,904	—		1,904
Total Assets	19,551	180,723	—	†	200,274
Liabilities:
Foreign Currency Forward Exchange Contracts	—	(96)	—		(96)
Futures Contracts	(322)	—	—		(322)
Credit Default Swap Agreements	—	(99)	—		(99)
Interest Rate Swap Agreements	—	(66)	—		(66)
Total Liabilities	(322)	(261)	—		(583)
Total	$19,229	$180,462	$—	†	$199,691

†  Includes one security which is valued at zero.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2013, the Portfolio did not have any investments transfer between investment levels.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Corporate Bond (000)
Beginning Balance	$—
Purchases	—
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	—
Merger	—	†
Change in unrealized appreciation/depreciation	—
Realized gains (losses)	—
Ending Balance	$—	†
Net change in unrealized appreciation/depreciation from investments still held as of December 31, 2013	$—

†  Includes one security which is valued at zero.
21

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Notes to Financial Statements (cont'd)

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been

22

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Notes to Financial Statements (cont'd)

leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Portfolio also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Portfolio may use cross currency hedging or proxy hedging with respect to currencies in which the Portfolio has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. There is additional risk that such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Portfolio's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has open positions in the futures contract.

Swaps: The Portfolio may enter into over-the-counter ("OTC") swap contracts or centrally cleared swap transactions. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Portfolio's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Centrally cleared swap transactions may help reduce counterparty credit risk. In a centrally cleared swap, the Portfolio's ultimate counterparty is a clearing house rather than a bank, dealer or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for OTC swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and centrally cleared swaps could result in losses if interest rates or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Portfolio or if the reference index, security or investments do not perform as expected.

The Portfolio enters into credit default, interest rate and other forms of swap agreements to manage exposure to credit and interest rate risks.

23

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Notes to Financial Statements (cont'd)

The Portfolio's use of swaps during the period included those based on the credit of an underlying security commonly referred to as credit default swaps. The Portfolio may be either the buyer or seller in a credit default swap. As the buyer in a credit default swap, the Portfolio would pay to the counterparty the periodic stream of payments. If no default occurs, the Portfolio would receive no benefit from the contract. As the seller in a credit default swap, the Portfolio would receive the stream of payments but would be subject to exposure on the notional amount of the swap, which it would be required to pay in the event of default. The use of credit default swaps could result in losses to the Portfolio if the Adviser fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation. During the period swap agreements are open, payments are received from or made to the clearinghouse or counterparty based upon changes in the value of the contract (variation margin). The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

The current credit rating of each individual issuer is listed in the table following the Portfolio of Investments and serves as an indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

When the Portfolio has an unrealized loss on a swap agreement, the Portfolio has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. Cash collateral is included with "Due from (to) Broker" in the Statement of Assets and Liabilities.

Upfront payments received or paid by the Portfolio will be reflected as an asset or liability in the Statement of Assets and Liabilities.

FASB ASC 815, "Derivatives and Hedging: Overall" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following tables set forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of December 31, 2013.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$56
Futures Contracts	Variation Margin	Interest Rate Risk	38	(a)
Swap Agreements	Unrealized Appreciation on Swap Agreements	Credit Risk	39
Swap Agreements	Unrealized Appreciation on Swap Agreements	Interest Rate Risk	1,651
Swap Agreements	Variation Margin	Credit Risk	4	(a)
Swap Agreements	Variation Margin	Interest Rate Risk	253	(a)
Total			$2,041
	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$(96)
Futures Contracts	Variation Margin	Interest Rate Risk	(322	)(a)
Swap Agreements	Unrealized Depreciation on Swap Agreements	Credit Risk	(99)
Swap Agreements	Variation Margin	Interest Rate Risk	(66	)(a)
Total			$(583)

(a)  This amount represents the cumulative appreciation (depreciation) as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day's net variation margin.

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2013 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$11
Interest Rate Risk	Futures Contracts	(1,112)
Credit Risk	Swap Agreements	(28)
Interest Rate Risk	Swap Agreements	380
Total		$(749)
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$5
Interest Rate Risk	Futures Contracts	(323)
Credit Risk	Swap Agreements	(92)
Interest Rate Risk	Swap Agreements	1,944
Total		$1,534

24

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Notes to Financial Statements (cont'd)

At December 31, 2013, the Portfolio's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives(a)	Assets(b) (000)	Liabilities(b) (000)
Foreign Currency Forward Exchange Contracts	$56	$(96)
Swap Agreements	1,690	(99)
Total	$1,746	$(195)

(a)  Excludes exchange traded derivatives.

(b)  Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2013.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than 0) (000)
Bank of America NA	$164	$—	$—		$164
Barclays Bank of PLC	10	(10)	—		0
Deutsche Bank AG	476	—	(260	)(a)	216
Goldman Sachs International	685	(1)	(520	)(a)	164
JPMorgan Chase Bank NA	136	(59)	—		77
Royal Bank of Canada	272	—	(272	)(a)	0
UBS AG	3	(3)	—		0
Total	$1,746	$(73)	$(1,052)		$621
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Pledged (000)		Net Amount (not less than 0) (000)
Barclays Bank PLC	$46	$(10)	$—		$36
Goldman Sachs International	1	(1)	—		0
HSBC Bank PLC	53	—	—		53
JPMorgan Chase Bank NA	59	(59)	—		0
UBS AG	36	(3)	—		33
Total	$195	$(73)	$—		$122

(a)  In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

For the year ended December 31, 2013, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Exchange Contracts:
Average monthly principal amount	$23,057,000
Futures Contracts:
Average monthly original value	$57,134,000
Swap Agreements:
Average monthly notional amount	$59,320,000

5.  When-Issued/Delayed Delivery Securities: The Portfolio purchases and sells when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Portfolio on such securities prior to delivery date. Payment and delivery for when-issued and delayed delivery securities can take place a month or more after the date of the transaction. When the Portfolio enters into a purchase transaction on a when-issued or delayed delivery basis, securities are available for collateral in an amount at least equal in value to the Portfolio's commitments to purchase such securities. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains (losses) may have on the Portfolio.

6.  Securities Lending: The Portfolio lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily, by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from

25

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Notes to Financial Statements (cont'd)

Securities Loaned – Net" in the Portfolio's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2013.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than 0) (000)
$14,244	(a)	—	$(14,244	)(b)(c)	$0

(a)  Represents market value of loaned securities at period end.

(b)  The Portfolio received cash collateral of approximately $13,916,000, of which approximately $13,310,000 was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. As of December 31, 2013 there was uninvested cash of approximately $606,000, which is not reflected in the Portfolio of Investments. In addition, the Portfolio received non-cash collateral of approximately $677,000 in the form of a U.S. government agency and U.S. government obligations, which the Portfolio cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(c)  The actual collateral received is greater than the amount shown here due to overcollateralization.

7.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer's share register. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

9.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $1 billion	Over $1 billion
0.375%	0.30%

For the year ended December 31, 2013, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.29% of the Portfolio's daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.70% for Class I shares and 0.95% for Class II shares. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Directors act to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. For the year ended December 31, 2013, approximately $140,000 of advisory fees were waived and/or reimbursed pursuant to this arrangement.

26

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Notes to Financial Statements (cont'd)

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.25% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Distributor of the Portfolio and provides the Portfolio's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Portfolio is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio's average daily net assets attributable to Class II shares. The Distributor has agreed to waive 0.10% of the 0.35% distribution fee that it may receive. This fee waiver will continue for at least one year or until such time as the Directors act to discontinue all or a portion of such waiver when it deems such action is appropriate. For the year ended December 31, 2013, this waiver amounted to approximately $56,000.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent was Morgan Stanley Services Company Inc. ("Morgan Stanley Services"). Effective July 1, 2013, the Directors approved changing the transfer agent to Boston Financial Data Services, Inc.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes – Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in ''Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2013, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2013 and 2012 was as follows:

2013 Distributions Paid From:		2012 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$5,863	—	$8,080	—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, swap transactions, paydown adjustments and merger adjustments,

27

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Notes to Financial Statements (cont'd)

resulted in the following reclassifications among the components of net assets at December 31, 2013:

Accumulated Undistributed Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$817	$(3,279)	$2,462

At December 31, 2013, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$5,248	—

At December 31, 2013, the aggregate cost for Federal income tax purposes is approximately $196,831,000. The aggregate gross unrealized appreciation is approximately $5,663,000 and the aggregate gross unrealized depreciation is approximately $4,261,000 resulting in net unrealized appreciation of approximately $1,402,000.

At December 31, 2013, the Portfolio had available for Federal income tax purposes unused short term capital losses of approximately $593,000 that do not have an expiration date.

In addition, at December 31, 2013, the Portfolio had available for Federal income tax purposes unused capital losses, which will expire on the indicated dates:

Amount (000)	Expiration*
$1,242	December 31, 2015
41,603	December 31, 2016
31,734	December 31, 2017

*  Includes capital losses acquired from Flexible Income Portfolio that may be subject to limitation under IRC section 382 in future years, reducing the total carryforward available. During the year ended December 31, 2013, capital loss carryforwards of approximately $12,027,000 were written off due to 382 limitations.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

H. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2013, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $57,078,000 and $52,008,000, respectively. For the year ended December 31, 2013, purchases and sales of long-term U.S. Government securities were approximately $348,578,000 and $368,913,000, respectively.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly, and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2013, advisory fees paid were reduced by approximately $12,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2013 is as follows:

Value December 31, 2012 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2013 (000)
$17,502	$95,360	$93,349	$8	$19,513

For the year ended December 31, 2013, the Portfolio had transactions with Citigroup, Inc., and its affiliated broker-dealers which may be deemed affiliates of the Adviser, Administrator and Distributor under Section 17 of the Act.

Value December 31, 2012 (000)	Purchases at Cost** (000)	Sales** (000)	Realized Gain** (000)	Interest Income** (000)	Value December 31, 2013 (000)
$1,108	$225	$366	$70	$28	$1,491	*

*  Citigroup, Inc., and its affiliated broker-dealers ceased to be affiliates of the Portfolio pursuant to Section 17 of the Act, as of July 1, 2013.

**  Data represents transactions through June 30, 2013.

I. Other (unaudited): At December 31, 2013, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 53% and 95%, for Class I and Class II, respectively.

J. Accounting Pronouncement: In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services – Investment Companies (Topic 946) – Amendments to the Scope, Measurement, and Disclosure Requirements ("ASU 2013-08") which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company's non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08's criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the Portfolio, management expects that the impact of the Portfolio's adoption will be limited to additional financial statement disclosures.

28

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
The Universal Institutional Funds, Inc. —
Core Plus Fixed Income Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Core Plus Fixed Income Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the "Portfolio") as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Core Plus Fixed Income Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 21, 2014

29

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Director and Officer Information (unaudited)

Independent Director:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (69) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				98

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the charity J Street Cup Golf; Trustee of Fairhaven United Methodist Church.

Michael Bozic (73) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000); Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				100	Trustee and member of the Hillsdale College Board of Trustees.
Kathleen A. Dennis (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	98	Director of various non-profit organizations.
Dr. Manuel H. Johnson (65) c/o Johnson Smick International, Inc. 220 I Street, NE-Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	101	Director of NVR, Inc. (home construction).
Joseph J. Kearns (71) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	101	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

30

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Director and Officer Information (unaudited) (cont'd)

Independent Director (cont'd):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (55) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				98	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (77) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	100	None.
W. Allen Reed (66) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	98	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (81) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	101	Through December 31, 2012, Trustee and Director of certain Investment companies in the JPMorgan Fund Complex.

Interested Director:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (66) One New York Plaza New York, NY 10004	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	99

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2013) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

31

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (50) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer — Equity, Fixed Income and AIP Funds	Since September 2013	President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) in the Fund Complex. Managing Director of the Adviser.
Stefanie V. Chang Yu (47) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014). Formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (48) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014). Formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (48) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).
Mary E. Mullin (46) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  Each officer serves an indefinite term, until his or her successor is elected.

32

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Portfolio. For more detailed information about the Portfolio, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Portfolio, including its Directors. It is available, without charge, by calling 1 (800) 548-7786.

This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFCPFIANN
805117 EXP 2.28.15

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Emerging Markets Debt Portfolio

The Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Expense Example	2
Investment Overview	3
Portfolio of Investments	6
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	13
Notes to Financial Statements	15
Report of Independent Registered Public Accounting Firm	22
Federal Tax Notice	23
Director and Officer Information	24

1

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Expense Example (unaudited)

Emerging Markets Debt Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, including advisory fees, administration fees, distribution (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/13	Actual Ending Account Value 12/31/13	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Emerging Markets Debt Portfolio Class I	$1,000.00	$1,004.30	$1,019.86	$5.36	$5.40	1.06%
Emerging Markets Debt Portfolio Class II	1,000.00	1,003.70	1,019.61	5.61	5.65	1.11

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

2

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Investment Overview (unaudited)

Emerging Markets Debt Portfolio

The Emerging Markets Debt Portfolio (the "Portfolio") seeks high total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries.

Performance

For the fiscal year ended December 31, 2013, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of –8.75%, net of fees, for Class I shares and –8.76%, net of fees, for Class II shares. The Portfolio's Class I and Class II shares underperformed against their benchmark, the J.P. Morgan Emerging Markets Bond Global Index (the "Index"), which returned –6.58%.

Factors Affecting Performance

•  Emerging markets (EM) came under significant pressure during the year, as external debt spreads widened, domestic debt yields rose and EM currencies weakened versus the U.S. dollar. During the period, the U.S. Treasury 10-year yield rose by 127 basis points to 3.03% (as per Bloomberg data), due to positive U.S. economic data releases, the Federal Reserve's (Fed) optimistic growth outlook and signs of an improving labor market. This led to a widespread perception among investors that the Fed would begin "tapering" quantitative easing (QE) sooner than previously expected. This expectation was validated by the Federal Open Market Committee (FOMC) in December, as they announced their intention to reduce the size of asset purchases starting in January.

•  The generalized weakness in EM debt accrued mainly from positioning rather than a shift in fundamentals. Starting in late May, sustained outflows from the asset class weighed on prices and investor sentiment. For the last few years, investors had been increasing their exposure to EM debt due to the relatively higher economic growth rates of emerging markets versus developed markets, the strong balance sheets in emerging markets and the additional yield offered versus traditional "safe haven" assets. These attributes may have also attracted investors who are tactical in nature and wanted to participate in the "carry trade," a strategy that borrows in a lower yielding currency to invest in potentially higher yielding assets. For investors of this nature, a change in the pace of Fed accommodation was sufficient reason to reduce their exposure to emerging markets.

•  In addition to events in the developed world, concerns over China's declining growth rates weighed on countries that export to China, such as Chile, Indonesia and Brazil. Furthermore, idiosyncratic developments in countries such as Turkey, South Africa, Egypt, Ukraine and Brazil exacerbated the more complex global environment for emerging markets. In the case of Turkey, protests that began in late May stabilized during June, but damaged investor perception of the country, its institutions and the outlook for European Union (EU) membership. Also, in December an anti-corruption investigation targeting high-profile figures connected to Prime Minister Recep Tayyip Erdogan's government and a CEO of a state-run bank caused weakness in Turkish debt and currency. In addition, geopolitical tensions across the Middle East remained elevated throughout the year. In Brazil, demonstrations against bus fare hikes spread throughout the country, with protestors complaining about poor-quality services, rising inflation, and the excessive cost of the 2014 World Cup and the 2016 Olympics. In response, the Brazilian government cancelled the fare hikes and proposed a political reform. However, continued fiscal deterioration, persistent inflation and an increasing current account deficit led investors to believe that Brazil may soon be downgraded by the rating agencies. In South Africa, Fitch cut the country's foreign currency long-term rating to BBB from BBB+, citing weaker economic growth prospects with weaker mining production weighing on economic activity. In Ukraine, the government's refusal to sign an association agreement with the EU prompted street protests by opposition parties, which demanded the resignation of President Viktor Yanukovych and his cabinet, and called for early presidential and parliamentary elections. Lastly, demonstrators in Thailand demanded Prime Minister Yingluck Shinawatra's resignation.

•  However, there were positive developments in 2013 as well. Moody's upgraded the Philippines from Ba1 to Baa3 with a positive outlook on the back of robust economic performance, ongoing fiscal and debt consolidation, political stability and improved governance. In addition, an incipient growth recovery in the euro area boosted the growth outlook and improved the current account balances of Eastern European countries such as Poland, Hungary and the Czech Republic. Finally, in December, Mexico passed a landmark energy reform, allowing private investment in the energy sector, which could lead to higher growth and increased foreign direct investment. The passage of this legislation combined with improvements in the fiscal framework prompted S&P to raise Mexico's sovereign rating to BBB+.

3

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Investment Overview (unaudited) (cont'd)

Emerging Markets Debt Portfolio

•  Overweights to Ukraine, Brazil and Russia for much of the year detracted from Portfolio returns for the full year. Exposure to local markets in Turkey, Colombia, Peru and Russia in the first half of the year also hurt relative returns for the overall period. In addition, an underweight to Argentina and Lebanon detracted from relative returns. Both countries' bonds performed well despite deteriorating macro-economic and political conditions. In Argentina, an opposition victory in a midterm election last October raised investors' hopes of a more market-friendly approach to economic policy in the future, whereas Lebanon spreads rallied on the back of financial aid from Saudi Arabia.

•  Conversely, the Portfolio benefited from maintaining an interest rate duration lower than the Index, which was managed with short positions in U.S. Treasury futures, and overweight exposure to Mexico. In addition, an off-Index position in Slovenia and an underweight to Uruguay aided returns. Lastly, an overweight to quasi-sovereign bonds in Indonesia and Mexico also contributed to relative returns.

Management Strategies

•  We continue to see a divergence in monetary policy between the U.S. and the rest of the developed world for the time being. We expect the Fed to gradually continue reducing the pace of monetary stimulus, amid an environment of improved in growth and contained inflation pressures. Nonetheless, the Fed's dovish bias (or preference for low interest rates) will probably remain under the new forward guidance policy (that is, using communications to manage the market's expectations) and the expected leadership of Janet Yellen. On the other hand, in the eurozone and Japan, where the economic recovery remains fragile and inflation pressures are very subdued, we expect highly accommodative monetary conditions to remain for the near term.

•  In contrast with past episodes, we do not believe that an expected recovery in developed market economies will necessarily translate into a broad-based positive impact on EM asset prices. On the contrary, we expect differentiation between EM countries to deepen — those countries with current account deficits and low exposure to developed markets, overheating domestic demand and poor institutional frameworks are likely to diverge from those with contained macro imbalances and/or undergoing structural reforms. While EM demand-side stimulus may have been warranted in the wake of the 2008 global financial crisis, several countries have been unwilling or unable to reverse fiscal stimulus. Unfortunately, this situation is likely to persist in 2014. This is because within the group of countries exhibiting the largest imbalances (Brazil, South Africa, Turkey, India and Indonesia) most will hold general or local elections in 2014. Moreover, a further sell-off in developed market interest rates could exert added pressure to EM rates and currencies in 2014. In the presence of such external shocks, EM central banks are likely to allow their currencies to weaken as the main channel of adjustment. Such an environment calls for a selective investment approach coupled with active duration management.

Performance Compared to the J.P. Morgan Emerging Markets Bond Global ("EMBG") Index(1)

	Period Ended December 31, 2013
	Total Returns(2)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio – Class I(3)	–8.75%	10.48%	7.40%	7.41%
J.P. Morgan EMBG Index	–6.58	11.52	8.30	8.85
Portfolio – Class II(4)	–8.76	10.42	7.34	9.03
J.P. Morgan EMBG Index	–6.58	11.52	8.30	9.80

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)  The J.P. Morgan Emerging Markets Bond Global ("EMBG") Index tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady Bonds, loans, Eurobonds and local market instruments for over 30 emerging market countries. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(3)  Commenced operations on June 16, 1997.

(4)  Commenced offering on December 19, 2002.

(5)  For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

4

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Investment Overview (unaudited) (cont'd)

Emerging Markets Debt Portfolio

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary from the Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Portfolio Composition*

Classification	Percentage of Total Investments
Sovereign	82.5%
Corporate Bonds	10.5
Other**	7.0
Total Investments	100.0	%***

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2013.

**  Industries and/or investment types representing less than 5% of total investments.

***  Does not include open short futures contracts with an underlying face amount of approximately $5,537,000 and total unrealized appreciation of approximately $106,000.

5

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Portfolio of Investments

Emerging Markets Debt Portfolio

	Face Amount (000)	Value (000)
Fixed Income Securities (91.8%)
Brazil (6.9%)
Corporate Bonds (3.1%)
Banco Safra SA, 6.75%, 1/27/21	$870	$918
6.75%, 1/27/21 (a)(b)	1,280	1,351
ESAL GmbH, 6.25%, 2/5/23	2,000	1,805
Odebrecht Finance Ltd., 5.13%, 6/26/22	4,250	4,170
Odebrecht Offshore Drilling Finance Ltd., 6.75%, 10/1/22 (a)	876	899
		9,143
Sovereign (3.8%)
Banco Nacional de Desenvolvimento, Economico e Social, 5.50%, 7/12/20	1,800	1,845
Brazil Minas SPE via State of Minas Gerais, 5.33%, 2/15/28 (a)	8,060	7,516
Caixa Economica Federal, 3.50%, 11/7/22 (a)	2,280	1,858
		11,219
		20,362
China (2.4%)
Sovereign (2.4%)
Sinopec Group Overseas Development 2013 Ltd., 4.38%, 10/17/23	7,230	7,135
Colombia (2.8%)
Corporate Bonds (1.1%)
Ecopetrol SA, 5.88%, 9/18/23	1,000	1,058
Pacific Rubiales Energy Corp., 5.38%, 1/26/19 (a)(b)	2,150	2,171
		3,229
Sovereign (1.7%)
Colombia Government International Bond, 4.38%, 7/12/21	1,500	1,549
7.38%, 3/18/19	1,040	1,255
11.75%, 2/25/20	1,550	2,232
		5,036
		8,265
Costa Rica (0.4%)
Sovereign (0.4%)
Costa Rica Government International Bond, 4.25%, 1/26/23 (a)	1,330	1,224
Croatia (1.4%)
Sovereign (1.4%)
Croatia Government International Bond, 5.50%, 4/4/23	820	802
6.00%, 1/26/24 (a)(b)	3,400	3,391
		4,193
	Face Amount (000)	Value (000)
Ecuador (0.2%)
Sovereign (0.2%)
Ecuador Government International Bond, 9.38%, 12/15/15	$470	$498
Hungary (2.3%)
Sovereign (2.3%)
Hungary Government International Bond, 5.75%, 11/22/23	5,360	5,414
6.38%, 3/29/21 (b)	1,110	1,196
		6,610
India (0.2%)
Corporate Bond (0.2%)
Vedanta Resources PLC, 7.13%, 5/31/23 (a)(b)	780	717
Indonesia (7.0%)
Sovereign (7.0%)
Indonesia Government International Bond, 7.75%, 1/17/38	600	680
11.63%, 3/4/19 (a)	640	859
Majapahit Holding BV, 7.75%, 1/20/20	7,850	8,655
Pertamina Persero PT, 4.88%, 5/3/22	3,530	3,247
5.25%, 5/23/21	2,070	2,003
Perusahaan Listrik Negara PT, 5.50%, 11/22/21	5,320	5,147
		20,591
Ivory Coast (0.6%)
Sovereign (0.6%)
Ivory Coast Government International Bond, 5.75%, 12/31/32	1,830	1,647
Kazakhstan (5.4%)
Sovereign (5.4%)
Development Bank of Kazakhstan JSC, 4.13%, 12/10/22 (a)	2,450	2,202
5.50%, 12/20/15	210	223
Intergas Finance BV, 6.38%, 5/14/17	410	443
KazAgro National Management Holding JSC, 4.63%, 5/24/23 (a)	2,820	2,600
KazMunayGas National Co., JSC, 5.75%, 4/30/43 (a)	3,910	3,388
6.38%, 4/9/21 (a)(b)	1,390	1,515
9.13%, 7/2/18 (a)	1,360	1,654
9.13%, 7/2/18	3,030	3,685
		15,710
Lithuania (0.9%)
Sovereign (0.9%)
Lithuania Government International Bond, 6.63%, 2/1/22	2,310	2,706

The accompanying notes are an integral part of the financial statements.
6

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Portfolio of Investments (cont'd)

Emerging Markets Debt Portfolio

	Face Amount (000)		Value (000)
Mexico (16.1%)
Corporate Bonds (3.9%)
Cemex SAB de CV, 6.50%, 12/10/19 (a)		$1,990	$2,061
7.25%, 1/15/21 (a)		1,880	1,950
9.50%, 6/15/18		500	570
9.50%, 6/15/18 (a)		1,260	1,436
Mexichem SAB de CV, 4.88%, 9/19/22		2,000	1,965
Tenedora Nemak SA de CV, 5.50%, 2/28/23 (a)(b)		1,560	1,533
5.50%, 2/28/23		2,000	1,965
			11,480
Sovereign (12.2%)
Mexican Bonos, 7.50%, 6/3/27	MXN	73,200	5,992
Mexico Government International Bond, 3.63%, 3/15/22 (b)		$1,730	1,734
4.00%, 10/2/23		2,500	2,478
6.05%, 1/11/40		2,890	3,157
6.75%, 9/27/34		3,371	3,995
Pemex Project Funding Master Trust, 6.63%, 6/15/38		1,176	1,217
8.63%, 12/1/23		1,350	1,657
Petroleos Mexicanos, 3.50%, 1/30/23		1,250	1,149
4.88%, 1/24/22		6,590	6,788
5.50%, 1/21/21		5,520	5,962
8.00%, 5/3/19		1,176	1,429
			35,558
			47,038
Panama (1.5%)
Sovereign (1.5%)
Panama Government International Bond, 5.20%, 1/30/20		2,680	2,931
8.88%, 9/30/27 (b)		1,183	1,585
			4,516
Peru (2.0%)
Corporate Bonds (1.0%)
Banco de Credito del Peru, 6.13%, 4/24/27 (a)(c)		2,280	2,285
Corp. Azucarera del Peru SA, 6.38%, 8/2/22 (a)(b)		850	761
			3,046
Sovereign (1.0%)
Fondo MIVIVIENDA SA, 3.50%, 1/31/23 (a)(b)		707	635
Peruvian Government International Bond, 7.35%, 7/21/25		1,760	2,226
			2,861
			5,907
	Face Amount (000)	Value (000)
Philippines (4.6%)
Sovereign (4.6%)
Philippine Government International Bond, 4.00%, 1/15/21	$4,632	$4,817
8.38%, 6/17/19	1,671	2,140
9.50%, 2/2/30	4,391	6,586
		13,543
Poland (2.5%)
Sovereign (2.5%)
Poland Government International Bond, 3.00%, 3/17/23 (b)	6,950	6,345
5.00%, 3/23/22	810	868
		7,213
Romania (0.7%)
Sovereign (0.7%)
Romanian Government International Bond, 4.38%, 8/22/23 (a)	1,465	1,421
6.75%, 2/7/22	530	604
		2,025
Russia (12.5%)
Corporate Bond (1.0%)
Novolipetsk Steel via Steel Funding Ltd., OJSC 4.95%, 9/26/19	3,000	2,978
Sovereign (11.5%)
Russian Agricultural Bank OJSC Via RSHB Capital SA, 6.30%, 5/15/17 (a)	1,401	1,497
6.30%, 5/15/17	3,050	3,260
Russian Foreign Bond — Eurobond, 7.50%, 3/31/30 (a)	92	107
7.50%, 3/31/30	11,840	13,820
Russian Railways via RZD Capital PLC, 5.70%, 4/5/22	3,800	3,879
Vnesheconombank Via VEB Finance PLC, 5.94%, 11/21/23 (a)	6,030	6,045
6.90%, 7/9/20	4,642	5,135
		33,743
		36,721
Serbia (1.3%)
Sovereign (1.3%)
Republic of Serbia, 4.88%, 2/25/20	1,300	1,233
5.25%, 11/21/17 (a)(b)	1,510	1,521
5.88%, 12/3/18 (a)	900	920
		3,674
Slovenia (0.8%)
Sovereign (0.8%)
Slovenia Government International Bond, 5.85%, 5/10/23 (a)	2,290	2,336

The accompanying notes are an integral part of the financial statements.
7

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Portfolio of Investments (cont'd)

Emerging Markets Debt Portfolio

	Face Amount (000)	Value (000)
South Africa (2.0%)
Sovereign (2.0%)
Eskom Holdings SOC Ltd., 5.75%, 1/26/21	$1,480	$1,480
5.75%, 1/26/21 (a)	3,278	3,278
Transnet SOC Ltd., 4.00%, 7/26/22 (a)(b)	1,150	1,018
		5,776
Sri Lanka (0.4%)
Sovereign (0.4%)
Sri Lanka Government International Bond, 5.88%, 7/25/22 (a)	580	548
6.25%, 10/4/20	139	138
6.25%, 10/4/20 (a)	510	508
		1,194
Turkey (5.1%)
Sovereign (5.1%)
Export Credit Bank of Turkey, 5.88%, 4/24/19 (a)(b)	3,210	3,259
Turkey Government International Bond, 3.25%, 3/23/23	4,400	3,641
5.63%, 3/30/21	8,000	8,072
		14,972
Ukraine (0.9%)
Sovereign (0.9%)
Ukraine Government International Bond, 7.80%, 11/28/22	2,940	2,672
Uruguay (0.8%)
Sovereign (0.8%)
Uruguay Government International Bond, 4.50%, 8/14/24	2,405	2,411
Venezuela (10.1%)
Sovereign (10.1%)
Bolivarian Republic of Venezuela, 9.25%, 5/7/28	560	417
Petroleos de Venezuela SA, 8.50%, 11/2/17	17,220	14,379
12.75%, 2/17/22 (b)	7,250	6,634
Venezuela Government International Bond, 6.00%, 12/9/20	880	591
9.00%, 5/7/23	2,030	1,520
9.25%, 9/15/27 (b)	2,884	2,245
11.75%, 10/21/26	4,250	3,655
		29,441
Total Fixed Income Securities (Cost $277,072)		269,097
	No. of Warrants	Value (000)
Warrants (0.1%)
Nigeria (0.1%)
Central Bank of Nigeria, expires 11/15/20 (c)(d)	750	$135
Venezuela (0.0%)
Venezuela Government International Bond, Oil-Linked Payment Obligation, expires 4/15/20 (c)(d)	3,750	94
Total Warrants (Cost $–)		229
	Shares
Short-Term Investments (17.6%)
Securities held as Collateral on Loaned Securities (10.7%)
Investment Company (8.8%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note H)	25,574,574	25,575
	Face Amount (000)
Repurchase Agreements (1.9%)
Barclays Capital, Inc., (0.01%, dated 12/31/13, due 1/2/14; proceeds $5,181; fully collateralized by a U.S. Government Obligation; 1.00% due 3/31/17; valued at $5,285)	$5,181	5,181
BNP Paribas Securities Corp., (0.01%, dated 12/31/13, due 1/2/14; proceeds $450; fully collateralized by a U.S. Government Obligation; 3.63% due 2/15/21; valued at $460)	450	450
		5,631
Total Securities held as Collateral on Loaned Securities (Cost $31,206)		31,206
	Shares
Investment Company (6.9%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note H) (Cost $20,091)	20,091,108	20,091
Total Short-Term Investments (Cost $51,297)		51,297
Total Investments (109.5%) (Cost $328,369) Including $31,851 of Securities Loaned (e)		320,623
Liabilities in Excess of Other Assets (-9.5%)		(27,883)
Net Assets		$292,740

(a)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(b)  All or a portion of this security was on loan at December 31, 2013.

The accompanying notes are an integral part of the financial statements.
8

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Portfolio of Investments (cont'd)

Emerging Markets Debt Portfolio

(c)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on December 31, 2013.

(d)  Security has been deemed illiquid at December 31, 2013.

(e)  Securities are available for collateral in connection with open futures contracts.

OJSC  Open Joint Stock Company.

Futures Contracts:

The Portfolio had the following futures contracts open at December 31, 2013:

	Number of Contracts	Value (000)	Expiration Date	Unrealized Appreciation (000)
Short:
U.S. Treasury 10 yr. Note	45	$(5,537)	Mar-14	$106

MXN — Mexican Peso

The accompanying notes are an integral part of the financial statements.
9

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Emerging Markets Debt Portfolio

Statement of Assets and Liabilities	December 31, 2013 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $282,703)	$274,957
Investment in Security of Affiliated Issuer, at Value (Cost $45,666)	45,666
Total Investments in Securities, at Value (Cost $328,369)	320,623
Cash	1,474
Interest Receivable	4,457
Receivable for Investments Sold	2,522
Receivable for Portfolio Shares Sold	337
Receivable for Variation Margin on Futures Contracts	100
Receivable from Affiliate	1
Other Assets	3
Total Assets	329,517
Liabilities:
Collateral on Securities Loaned, at Value	32,627
Payable for Investments Purchased	2,857
Payable for Portfolio Shares Redeemed	624
Payable for Advisory Fees	574
Payable for Administration Fees	63
Payable for Professional Fees	8
Payable for Custodian Fees	5
Payable for Directors' Fees and Expenses	1
Payable for Distribution Fees — Class II Shares	1
Other Liabilities	17
Total Liabilities	36,777
NET ASSETS	$292,740
Net Assets Consist of:
Paid-in-Capital	$286,105
Accumulated Undistributed Net Investment Income	15,620
Accumulated Net Realized Loss	(1,345)
Unrealized Appreciation (Depreciation) on:
Investments	(7,746)
Futures Contracts	106
Foreign Currency Translations	(— @)
Net Assets	$292,740
CLASS I:
Net Assets	$272,200
Net Asset Value, Offering and Redemption Price Per Share Applicable to 33,104,207 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$8.22
CLASS II:
Net Assets	$20,540
Net Asset Value, Offering and Redemption Price Per Share Applicable to 2,512,926 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$8.17
(1) Including:
Securities on Loan, at Value:	$31,851

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Emerging Markets Debt Portfolio

Statement of Operations	Year Ended December 31, 2013 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers (Net of $5 Foreign Taxes Withheld)	$20,458
Income from Securities Loaned — Net	87
Dividends from Securities of Unaffiliated Issuers	45
Dividends from Security of Affiliated Issuer (Note H)	7
Total Investment Income	20,597
Expenses:
Advisory Fees (Note B)	2,788
Administration Fees (Note C)	929
Professional Fees	105
Distribution Fees — Class II Shares (Note D)	81
Custodian Fees (Note F)	38
Shareholder Reporting Fees	37
Pricing Fees	18
Directors' Fees and Expenses	10
Transfer Agency Fees (Note E)	4
Other Expenses	23
Total Expenses	4,033
Distribution Fees — Class II Shares Waived (Note D)	(70)
Rebate from Morgan Stanley Affiliate (Note H)	(10)
Net Expenses	3,953
Net Investment Income	16,644
Realized Gain (Loss):
Investments Sold	(2,173)
Foreign Currency Forward Exchange Contracts	57
Foreign Currency Transactions	(27)
Futures Contracts	936
Net Realized Loss	(1,207)
Change in Unrealized Appreciation (Depreciation):
Investments	(52,750)
Foreign Currency Forward Exchange Contracts	(62)
Foreign Currency Translations	(1)
Futures Contracts	106
Net Change in Unrealized Appreciation (Depreciation)	(52,707)
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	(53,914)
Net Decrease in Net Assets Resulting from Operations	$(37,270)

The accompanying notes are an integral part of the financial statements.
11

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Emerging Markets Debt Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2013 (000)	Year Ended December 31, 2012 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$16,644	$14,571
Net Realized Gain (Loss)	(1,207)	5,550
Net Change in Unrealized Appreciation (Depreciation)	(52,707)	36,917
Net Increase (Decrease) in Net Assets Resulting from Operations	(37,270)	57,038
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(13,835)	(8,949)
Net Realized Gain	(4,240)	—
Class II:
Net Investment Income	(916)	(778)
Net Realized Gain	(285)	—
Total Distributions	(19,276)	(9,727)
Capital Share Transactions:(1)
Class I:
Subscribed	38,752	119,239
Distributions Reinvested	18,075	8,949
Redeemed	(135,157)	(23,206)
Class II:
Subscribed	4,098	4,512
Distributions Reinvested	1,201	778
Redeemed	(9,195)	(12,239)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(82,226)	98,033
Total Increase (Decrease) in Net Assets	(138,772)	145,344
Net Assets:
Beginning of Period	431,512	286,168
End of Period (Including Accumulated Undistributed Net Investment Income of $15,620 and $14,683)	$292,740	$431,512
(1) Capital Share Transactions:
Class I:
Shares Subscribed	4,170	13,259
Shares Issued on Distributions Reinvested	2,188	1,029
Shares Redeemed	(15,671)	(2,606)
Net Increase (Decrease) in Class I Shares Outstanding	(9,313)	11,682
Class II:
Shares Subscribed	469	506
Shares Issued on Distributions Reinvested	146	90
Shares Redeemed	(1,041)	(1,392)
Net Decrease in Class II Shares Outstanding	(426)	(796)

The accompanying notes are an integral part of the financial statements.
12

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Financial Highlights

Emerging Markets Debt Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2013		2012		2011		2010		2009
Net Asset Value, Beginning of Period	$9.52		$8.31		$8.14		$7.75		$6.47
Income (Loss) from Investment Operations:
Net Investment Income†	0.40		0.37		0.41		0.40		0.47
Net Realized and Unrealized Gain (Loss)	(1.23)		1.10		0.15		0.33		1.41
Total from Investment Operations	(0.83)		1.47		0.56		0.73		1.88
Distributions from and/or in Excess of:
Net Investment Income	(0.36)		(0.26)		(0.30)		(0.34)		(0.60)
Net Realized Gain	(0.11)		—		(0.09)		—		—
Total Distributions	(0.47)		(0.26)		(0.39)		(0.34)		(0.60)
Net Asset Value, End of Period	$8.22		$9.52		$8.31		$8.14		$7.75
Total Return ++	(8.75)%		17.96%		7.03%		9.74%		30.21%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$272,200		$403,697		$255,316		$227,693		$138,080
Ratio of Expenses to Average Net Assets	1.06	%+††	1.04	%+††	1.04	%+††	1.07	%+††	1.08%+
Ratio of Net Investment Income to Average Net Assets	4.48	%+††	4.18	%+††	4.95	%+††	4.96	%+††	6.50%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.01	%††	0.01	%††	0.01	%††	0.00%§
Portfolio Turnover Rate	88%		39%		52%		89%		97%

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
13

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Financial Highlights

Emerging Markets Debt Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2013		2012		2011		2010		2009
Net Asset Value, Beginning of Period	$9.46		$8.26		$8.10		$7.71		$6.43
Income (Loss) from Investment Operations:
Net Investment Income†	0.39		0.37		0.40		0.39		0.46
Net Realized and Unrealized Gain (Loss)	(1.22)		1.08		0.15		0.33		1.41
Total from Investment Operations	(0.83)		1.45		0.55		0.72		1.87
Distributions from and/or in Excess of:
Net Investment Income	(0.35)		(0.25)		(0.30)		(0.33)		(0.59)
Net Realized Gain	(0.11)		—		(0.09)		—		—
Total Distributions	(0.46)		(0.25)		(0.39)		(0.33)		(0.59)
Net Asset Value, End of Period	$8.17		$9.46		$8.26		$8.10		$7.71
Total Return ++	(8.76)%		17.88%		6.88%		9.74%		30.11%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$20,540		$27,815		$30,852		$31,360		$36,299
Ratio of Expenses to Average Net Assets(1)	1.11	%+††	1.09	%+††	1.09	%+††	1.12	%+††	1.13	%+
Ratio of Net Investment Income to Average Net Assets(1)	4.43	%+††	4.13	%+††	4.90	%+††	4.91	%+††	6.48	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.01	%††	0.01	%††	0.01	%††	0.00	%§
Portfolio Turnover Rate	88%		39%		52%		89%		97%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.41	%††	1.40	%††	1.40	%††	1.43	%+††	1.43	%+
Net Investment Income to Average Net Assets	4.13	%††	3.82	%††	4.59	%††	4.60	%+††	6.18	%+

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
14

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Notes to Financial Statements

The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of ten separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Emerging Markets Debt Portfolio. The Portfolio seeks high total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. The Portfolio offers two classes of shares – Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) Certain portfolio securities may be valued by an outside pricing service approved by the Fund's Board of Directors (the "Directors"). The pricing service may utilize a matrix system or other model incorporating attributes such as security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolios securities valued by such pricing service; (2) futures are valued at the latest price published by the commodities exchange on which they trade; (3) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (4) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (6) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly

15

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Notes to Financial Statements (cont'd)

from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2013.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Corporate Bonds	$—	$30,593	$—	$30,593
Sovereign	—	238,504	—	238,504
Total Fixed Income Securities	—	269,097	—	269,097
Warrants	—	229	—	229
Short-Term Investments
Investment Company	45,666	—	—	45,666
Repurchase Agreements	—	5,631	—	5,631
Total Short-Term Investments	45,666	5,631	—	51,297
Futures Contracts	106	—	—	106
Total Assets	$45,772	$274,957	$—	$320,729

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2013, the Portfolio did not have any investments transfer between investment levels.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and

16

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Notes to Financial Statements (cont'd)

balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Portfolio also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency

17

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Notes to Financial Statements (cont'd)

exchange rates or to gain or modify exposure to a particular currency. There is additional risk that such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Portfolio's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has open positions in the futures contract.

FASB ASC 815, "Derivatives and Hedging: Overall" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following table sets forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of December 31, 2013.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Futures Contracts	Variation Margin	Interest Rate Risk	$106	(a)

(a)  This amount represents the cumulative appreciation (depreciation) as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day's net variation margin.

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2013 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$57
Interest Rate Risk	Futures Contracts	936
Total		$993
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(62)
Interest Rate Risk	Futures Contracts	106
Total		$44

For the year ended December 31, 2013, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$1,401,000
Futures Contracts:
Average monthly original value	$8,491,000

5.  Structured Investments: The Portfolio invested a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Portfolio will typically use structured investments to gain exposure to a permitted underlying security, currency,

18

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Notes to Financial Statements (cont'd)

commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Portfolio is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Portfolio's illiquidity to the extent that the Portfolio, at a particular time, may be unable to find qualified buyers for these securities.

6.  Securities Lending: The Portfolio lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily, by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned-Net" in the Portfolio's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2013.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than 0) (000)
$31,851	(a)	—	$(31,851	)(b)(c)	$0

(a) Represents market value of loaned securities at period end.

(b)  The Portfolio received cash collateral of approximately $32,627,000, of which approximately $31,206,000 was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. As of December 31, 2013 there was uninvested cash of approximately $1,421,000, which is not reflected in the Portfolio of Investments.

(c)  The actual collateral received is greater than the amount shown here due to overcollateralization.

7.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses) and realized and

19

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Notes to Financial Statements (cont'd)

unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer's share register. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

9.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.75%	0.70%	0.65%

For the year ended December 31, 2013, the advisory fee rate (net of rebate) was equivalent to an annual effective rate of 0.75% of the Portfolio's daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.30% for Class I shares and 1.35% for Class II shares. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Directors act to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.25% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund.

For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Distributor of the Portfolio and provides the Portfolio's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Portfolio is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio's average daily net assets attributable to Class II shares. The Distributor has agreed to waive 0.30% of the 0.35% distribution fee that it may receive. This fee waiver will continue for at least one year or until such time as the Directors act to discontinue all or a portion of such waiver when it deems such action appropriate. For the year ended December 31, 2013, this waiver amounted to approximately $70,000.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent was Morgan Stanley Services Company Inc. ("Morgan Stanley Services"). Effective July 1, 2013, the Directors approved changing the transfer agent to Boston Financial Data Services, Inc.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes – Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes in-

20

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Notes to Financial Statements (cont'd)

terest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in ''Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2013, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2013 and 2012 was as follows:

2013 Distributions Paid From:		2012 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$15,086	$4,190	$9,727	—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and distribution redesignation, resulted in the following reclassifications among the components of net assets at December 31, 2013:

Accumulated Undistributed Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$(956)	$956	—

At December 31, 2013, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$15,626	$2,151

At December 31, 2013, the aggregate cost for Federal income tax purposes is approximately $331,761,000. The aggregate gross unrealized appreciation is approximately $4,733,000 and the aggregate gross unrealized depreciation is approximately $15,871,000 resulting in net unrealized depreciation of approximately $11,138,000.

H. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2013, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $312,769,000 and $394,754,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2013.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly, and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2013, advisory fees paid were reduced by approximately $10,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2013 is as follows:

Value December 31, 2012 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2013 (000)
$46,531	$269,589	$270,454	$7	$45,666

I. Other (unaudited): At December 31, 2013, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 79% and 69%, for Class I and Class II, respectively.

J. Accounting Pronouncement: In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services – Investment Companies (Topic 946) – Amendments to the Scope, Measurement, and Disclosure Requirements ("ASU 2013-08") which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company's non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08's criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the Portfolio, management expects that the impact of the Portfolio's adoption will be limited to additional financial statement disclosures.

21

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
The Universal Institutional Funds, Inc. —
Emerging Markets Debt Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Emerging Markets Debt Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the "Portfolio") as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Emerging Markets Debt Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 21, 2014

22

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2013.

The Portfolio designated and paid approximately $4,190,000 as a long-term capital gain distribution.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

23

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Director and Officer Information (unaudited)

Independent Director:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (69) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				98

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board, Chairman of the charity J Street Cup Golf; Trustee of Fairhaven United Methodist Church.

Michael Bozic (73) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				100	Trustee and member of the Hillsdale College Board of Trustees.
Kathleen A. Dennis (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	98	Director of various non-profit organizations.
Dr. Manuel H. Johnson (65) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	101	Director of NVR, Inc. (home construction).
Joseph J. Kearns (71) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	101	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

24

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Director and Officer Information (unaudited) (cont'd)

Independent Director (cont'd):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (55) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000) Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				98	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (77) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013)	100	None.
W. Allen Reed (66) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	98	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (81) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	101	Through December 31, 2012, Trustee and Director of certain Investment companies in the JP Morgan Fund Complex.

Interested Director:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (66) One New York Plaza New York, New York 10004	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	99	Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2013) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

25

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (50) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer — Equity, Fixed Income and AIP Funds	Since September 2013	President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) in the Fund Complex. Managing Director of the Adviser.
Stefanie V. Chang Yu (47) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014) formerly Vice President of various Morgan Stanley Funds (December 1997-January 2014),

Joseph C. Benedetti (48) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014). Formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (48) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).
Mary E. Mullin (46) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  Each officer serves an indefinite term, until his or her successor is elected.

26

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The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Portfolio. For more detailed information about the Portfolio, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Portfolio, including its Directors. It is available, without charge, by calling 1 (800) 548-7786.

This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFEMDANN
805098 Exp 2.28.15

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Emerging Markets Equity Portfolio

The Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Expense Example	2
Investment Overview	3
Portfolio of Investments	5
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	13
Report of Independent Registered Public Accounting Firm	21
Federal Tax Notice	22
Director and Officer Information	23

1

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Expense Example (unaudited)

Emerging Markets Equity Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, including advisory fees, administration fees, distribution (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/13	Actual Ending Account Value 12/31/13	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Emerging Markets Equity Portfolio Class I	$1,000.00	$1,049.10	$1,018.10	$7.28	$7.17	1.41%
Emerging Markets Equity Portfolio Class II	1,000.00	1,049.20	1,017.85	7.54	7.43	1.46

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

2

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Investment Overview (unaudited)

Emerging Markets Equity Portfolio

The Emerging Markets Equity Portfolio (the "Portfolio") seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries.

Performance

For the fiscal year ended December 31, 2013, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of –1.02%, net of fees, for Class I shares and –1.10%, net of fees, for Class II shares. The Portfolio's Class I and Class II shares outperformed against their benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Net Index (the "Index"), which returned –2.60%.

Factors Affecting Performance

•  Since mid-2011, emerging markets equities have underperformed those of developed markets as emerging markets' economic growth has been reset downward, which has disappointed investor expectations. We think two main fault lines will continue to negatively affect emerging market returns: China's excessive credit expansion over the last four years and growing investor concerns about countries with current account deficits that are vulnerable to the tapering of quantitative easing (QE) in the U.S. In countries affected by a Chinese slowdown — particularly Brazil, Russia and South Africa — earnings have been weaker than consensus expected. Countries with large current account deficits, such as Indonesia and Turkey, will continue to remain a concern.

•  Our stock selection in China and South Africa were among the primary contributors to performance during the year. An underweight allocation to Brazil, along with stock selection in Eastern Europe, Russia and India, also benefited performance.

•  The main detractors from results were our stock selection in Indonesia, and an overweight allocation to and stock selection in Thailand. Our stock selection in and underweight allocation to Taiwan also dampened performance, as did stock selection in Korea.

Management Strategies

•  As mentioned above, we believe two major fault lines will continue to negatively affect emerging market equities. First, China's credit growth has been excessive and could contribute to an eventual economic slowdown that is likely to surprise consensus expectations. Second, current account deficits in various countries are likely to remain a concern. However, we note there are nuanced differences in the drivers and direction of each country's current account situation and we think investors will eventually consider such differentiation.

•  In the Portfolio, we remain confident in our underweight to China and China-related plays via commodities and commodities-oriented markets such as Brazil, Russia and South Africa. In regard to the challenges from rising U.S. bond yields, we remain focused on being overweight those countries that we believe are fundamentally sound but had suffered collateral damage in 2013 — including the Philippines, Mexico, Thailand and Poland. These are countries that have not experienced excessive credit growth since the global financial crisis and whose balance of payments is improving. We consider Eastern Europe a well-placed region to potentially benefit from a European growth recovery. German economic growth continues to create positive spillover effects for Poland and the rest of Eastern Europe, where industrial indicators continue to signal expansion. The Philippines remains an underpenetrated market for financial products and we expect gross domestic product (GDP) growth to continue to be buoyant, driven in part by healthy investment and infrastructure spending. In these cases, we have added to our positions and bought on weakness. We have a preference for countries that exhibit constructive reform agendas, sustainable levels of investment-to-GDP and compelling earnings prospects.

Performance Compared to the Morgan Stanley Capital International (MSCI) Emerging Markets Net Index(1)

	Period Ended December 31, 2013
	Total Returns(2)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio – Class I(3)	–1.02%	14.44%	10.45%	6.69%
MSCI Emerging Markets Net Index	–2.60	14.79	11.17	6.78
Portfolio – Class II(4)	–1.10	14.42	10.40	13.23
MSCI Emerging Markets Net Index	–2.60	14.79	11.17	14.29

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of

3

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Investment Overview (unaudited) (cont'd)

Emerging Markets Equity Portfolio

taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)  The Morgan Stanley Capital International (MSCI) Emerging Markets Net Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI Emerging Markets Net Index currently consists of 21 emerging market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(3)  Commenced operations on October 1, 1996.

(4)  Commenced offering on January 10, 2003.

(5)  For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary from the Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	57.5%
Commercial Banks	18.0
Semiconductors & Semiconductor Equipment	8.8
Wireless Telecommunication Services	5.5
Internet Software & Services	5.2
Oil, Gas & Consumable Fuels	5.0
Total Investments	100.0	%***

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2013.

**  Industries and/or investment types representing less than 5% of total investments.

***  Does not include open foreign currency forward exchange contract with total unrealized appreciation of approximately $40,000.

4

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Portfolio of Investments

Emerging Markets Equity Portfolio

	Shares	Value (000)
Common Stocks (98.0%)
Austria (1.8%)
Erste Group Bank AG	111,558	$3,887
Vienna Insurance Group AG Wiener Versicherung Gruppe	57,693	2,875
		6,762
Brazil (6.9%)
AMBEV SA ADR	524,863	3,858
Banco Bradesco SA (Preference)	332,687	4,102
BRF SA	306,485	6,398
CCR SA	308,633	2,325
Petroleo Brasileiro SA	235,026	1,593
Petroleo Brasileiro SA (Preference)	310,804	2,250
Petroleo Brasileiro SA ADR	54,249	748
Petroleo Brasileiro SA Sponsored ADR	84,171	1,236
Raia Drogasil SA	139,681	875
Ultrapar Participacoes SA	96,920	2,298
		25,683
Chile (0.7%)
SACI Falabella	271,525	2,439
China (13.2%)
Bank of China Ltd. H Shares (a)	15,793,000	7,271
Beijing Enterprises Holdings Ltd. (a)	163,000	1,616
China Conch Venture Holdings Ltd. (a)(b)	163,000	447
China Construction Bank Corp. H Shares (a)	5,804,230	4,379
China Mengniu Dairy Co., Ltd. (a)	556,000	2,639
China Mobile Ltd. (a)	429,000	4,448
China Oilfield Services Ltd. H Shares (a)	922,000	2,860
China Overseas Grand Oceans Group Ltd. (a)(c)	520,000	496
China Overseas Land & Investment Ltd. (a)	586,000	1,647
China Pacific Insurance Group Co., Ltd. H Shares (a)	952,200	3,733
China Petroleum & Chemical Corp. H Shares (a)	1,857,200	1,516
Chongqing Changan Automobile Co., Ltd. B Shares	294,500	581
NetEase, Inc. ADR	7,200	566
Qihoo 360 Technology Co., Ltd. ADR (b)	32,501	2,667
Sihuan Pharmaceutical Holdings Group Ltd. (a)	1,673,000	1,527
Sino Biopharmaceutical Ltd. (a)	1,704,000	1,351
Tencent Holdings Ltd. (a)	131,400	8,381
Tsingtao Brewery Co., Ltd. H Shares (a)	216,000	1,826
Uni-President China Holdings Ltd. (a)(c)	1,273,000	1,297
		49,248
Colombia (1.2%)
Cemex Latam Holdings SA (b)	237,421	1,821
Grupo de Inversiones Suramericana SA	69,290	1,210
Grupo de Inversiones Suramericana SA (Preference)	72,300	1,310
		4,341
Czech Republic (0.8%)
Komercni Banka AS	13,488	3,003
Hong Kong (1.2%)
Samsonite International SA	1,419,600	4,320
	Shares	Value (000)
Hungary (1.0%)
Richter Gedeon Nyrt	189,682	$3,862
India (6.8%)
Asian Paints Ltd.	217,705	1,725
Glenmark Pharmaceuticals Ltd.	262,129	2,262
HDFC Bank Ltd.	235,966	2,591
Idea Cellular Ltd.	844,877	2,280
IndusInd Bank Ltd.	183,870	1,251
Infosys Ltd.	43,083	2,428
ING Vysya Bank Ltd.	123,981	1,235
ITC Ltd.	510,245	2,655
Oil & Natural Gas Corp. Ltd.	177,973	831
Sun Pharmaceutical Industries Ltd.	249,897	2,292
Tata Consultancy Services Ltd.	102,927	3,614
Zee Entertainment Enterprises Ltd.	473,449	2,117
		25,281
Indonesia (1.6%)
Bank Tabungan Negara Persero Tbk PT	14,426,264	1,031
Indosat Tbk PT	1,941,500	662
Kalbe Farma Tbk PT	15,588,500	1,601
Matahari Department Store Tbk PT (b)	1,726,500	1,561
Semen Indonesia Persero Tbk PT	964,500	1,121
		5,976
Korea, Republic of (16.7%)
Cheil Worldwide, Inc. (b)	44,855	1,169
Cosmax, Inc. (b)	21,158	998
Coway Co., Ltd.	44,089	2,774
GS Retail Co., Ltd. (b)	31,460	835
Hana Financial Group, Inc.	53,890	2,242
Hotel Shilla Co., Ltd. (b)	21,380	1,347
Hyundai Department Store Co., Ltd. (b)	7,272	1,109
Hyundai Engineering & Construction Co., Ltd. (b)	50,976	2,932
Hyundai Glovis Co., Ltd. (b)	9,855	2,157
Hyundai Heavy Industries Co., Ltd. (b)	8,049	1,960
Hyundai Motor Co. (b)	31,391	7,035
Hyundai Rotem Co., Ltd. (b)	1,090	30
KT Skylife Co., Ltd. (b)	18,140	508
LG Household & Health Care Ltd. (b)	2,997	1,556
LG Uplus Corp. (b)	75,080	765
NAVER Corp. (b)	3,317	2,276
NCSoft Corp. (b)	10,792	2,541
Nexon Co., Ltd.	207,700	1,917
Orion Corp. (b)	1,089	979
Paradise Co., Ltd. (b)	42,078	1,055
Samsung Electronics Co., Ltd.	11,887	15,454
Samsung Electronics Co., Ltd. (Preference)	2,531	2,429
Shinhan Financial Group Co., Ltd. (b)	85,122	3,815
SK Hynix, Inc. (b)	55,300	1,928
SK Telecom Co., Ltd.	10,201	2,223
SK Telecom Co., Ltd. ADR (c)	13,900	342
		62,376
The accompanying notes are an integral part of the financial statements.
5

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Portfolio of Investments (cont'd)

Emerging Markets Equity Portfolio

	Shares	Value (000)
Laos (0.3%)
Kolao Holdings GDR (b)	100,088	$1,283
Malaysia (2.9%)
Astro Malaysia Holdings Bhd	2,065,900	1,892
CIMB Group Holdings Bhd	1,302,030	3,029
Gamuda Bhd	1,426,000	2,089
IHH Healthcare Bhd (b)	1,102,900	1,300
IJM Corp., Bhd	1,408,200	2,528
		10,838
Mexico (7.3%)
Alfa SAB de CV	1,637,866	4,616
America Movil SAB de CV, Class L ADR	136,290	3,185
Cemex SAB de CV ADR (b)	463,313	5,481
Fomento Economico Mexicano SAB de CV ADR	34,888	3,415
Grupo Financiero Banorte SAB de CV Series O	708,750	4,958
Grupo Financiero Santander Mexico SAB de CV ADR	142,819	1,948
Mexichem SAB de CV	413,837	1,721
Wal-Mart de Mexico SAB de CV Series V	710,520	1,866
		27,190
Panama (0.8%)
Copa Holdings SA, Class A	18,313	2,932
Peru (1.1%)
Credicorp Ltd.	30,908	4,102
Philippines (3.7%)
BDO Unibank, Inc.	2,134,740	3,300
Bloomberry Resorts Corp. (b)	3,536,400	686
DMCI Holdings, Inc.	1,925,170	2,429
International Container Terminal Services, Inc.	838,000	1,926
LT Group, Inc.	2,476,000	861
Metro Pacific Investments Corp.	23,887,900	2,325
SM Investments Corp.	139,368	2,233
		13,760
Poland (4.4%)
Bank Pekao SA	75,977	4,514
Bank Zachodni WBK SA	41,819	5,366
Jeronimo Martins SGPS SA	209,932	4,105
Telekomunikacja Polska SA	703,964	2,284
		16,269
Qatar (0.5%)
Ooredoo QSC	49,875	1,879
Russia (4.2%)
Eurasia Drilling Co., Ltd. GDR	35,253	1,586
Lukoil OAO ADR	43,212	2,699
Mail.ru Group Ltd. GDR	51,402	2,293
MegaFon OAO GDR	43,255	1,449
NovaTek OAO (Registered GDR)	27,832	3,810
Sistema JSFC GDR	16,071	516
Yandex N.V., Class A (b)	75,530	3,259
		15,612
	Shares	Value (000)
South Africa (4.4%)
Life Healthcare Group Holdings Ltd. (c)	355,649	$1,419
Mondi PLC	190,117	3,284
Naspers Ltd., Class N	49,843	5,208
Pick n Pay Stores Ltd. (c)	306,701	1,520
SABMiller PLC	52,348	2,658
Sasol Ltd.	37,189	1,824
Vodacom Group Ltd.	42,098	534
		16,447
Spain (0.8%)
Telefonica SA	179,024	2,915
Switzerland (2.0%)
Coca-Cola HBC AG (b)	144,031	4,203
Swatch Group AG (The)	5,136	3,394
		7,597
Taiwan (7.0%)
Chailease Holding Co., Ltd.	921,550	2,424
China Life Insurance Co., Ltd.	1,133,630	1,149
Cleanaway Co., Ltd.	107,000	698
Delta Electronics, Inc.	225,000	1,283
Eclat Textile Co., Ltd.	128,620	1,450
Fubon Financial Holding Co., Ltd.	1,358,830	1,988
Ginko International Co., Ltd.	53,000	1,001
Hermes Microvision, Inc. GDR (b)	32,936	1,070
Lung Yen Life Service Corp.	43,000	121
MediaTek, Inc.	259,000	3,854
Siliconware Precision Industries Co.	483,000	577
St. Shine Optical Co., Ltd.	37,000	1,057
Taiwan Cement Corp.	164,000	255
Taiwan Semiconductor Manufacturing Co., Ltd.	2,064,000	7,306
Uni-President Enterprises Corp.	1,113,338	2,006
		26,239
Thailand (3.9%)
Advanced Info Service PCL (Foreign)	363,600	2,207
Bangkok Bank PCL NVDR	605,100	3,278
Kasikornbank PCL NVDR	399,400	1,896
Land and Houses PCL (Foreign)	5,830,300	1,588
Land and Houses PCL NVDR	1,684,000	459
Minor International PCL (Foreign)	1,795,800	1,131
Robinson Department Store PCL (Foreign)	917,600	1,340
Supalai PCL (Foreign)	3,070,000	1,364
Total Access Communication PCL (Foreign)	444,000	1,311
Total Access Communication PCL NVDR	28,700	85
		14,659
Turkey (1.7%)
Anadolu Efes Biracilik Ve Malt Sanayii AS	142,499	1,542
Pegasus Hava Tasimaciligi AS (b)	64,803	1,094
Turkcell Iletisim Hizmetleri AS (b)	212,616	1,123
Turkiye Sise ve Cam Fabrikalari AS	1,169,932	1,481
Ulker Biskuvi Sanayi AS	158,318	1,120
		6,360

The accompanying notes are an integral part of the financial statements.
6

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Portfolio of Investments (cont'd)

Emerging Markets Equity Portfolio

	Shares	Value (000)
United States (1.1%)
Yum! Brands, Inc.	54,420	$4,115
Total Common Stocks (Cost $302,477)		365,488
Investment Companies (0.8%)
India (0.4%)
Morgan Stanley Growth Fund (See Note H) (b)	1,330,120	1,493
Thailand (0.4%)
BTS Rail Mass Transit Growth Infrastructure Fund (Foreign) (Units) (d)	5,764,725	1,509
Total Investment Companies (Cost $2,385)		3,002
Short-Term Investments (2.2%)
Securities held as Collateral on Loaned Securities (1.0%)
Investment Company (0.8%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note H)	3,224,040	3,224
	Face Amount (000)
Repurchase Agreements (0.2%)
Barclays Capital, Inc., (0.01%, dated 12/31/13, due 1/2/14; proceeds $653; fully collateralized by a U.S. Government Obligation; 1.00% due 3/31/17; valued at $666)	$653	653
BNP Paribas Securities Corp., (0.01%, dated 12/31/13, due 1/2/14; proceeds $57; fully collateralized by a U.S. Government Obligation; 3.63% due 2/15/21; valued at $58)	57	57
		710
Total Securities held as Collateral on Loaned Securities (Cost $3,934)		3,934
	Shares	Value (000)
Investment Company (1.2%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note H) (Cost $4,416)	4,416,120	$4,416
Total Short-Term Investments (Cost $8,350)		8,350
Total Investments (101.0%) (Cost $313,212) Including $3,846 of Securities Loaned (e)		376,840
Liabilities in Excess of Other Assets (-1.0%)		(3,740)
Net Assets (100.0%)		$373,100

(a)  Security trades on the Hong Kong exchange.

(b)  Non-income producing security.

(c)  All or a portion of this security was on loan at December 31, 2013.

(d)  Consists of one or more classes of securities traded together as a unit; stocks with attached warrants.

(e)  Securities are available for collateral in connection with an open foreign currency forward exchange contract.

ADR  American Depositary Receipt.

GDR  Global Depositary Receipt.

NVDR  Non-Voting Depositary Receipt.

Foreign Currency Forward Exchange Contract:

The Portfolio had the following foreign currency forward exchange contract open at December 31, 2013:

Counterparty	Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Unrealized Appreciation (000)
State Street Bank and Trust Co.	JPY	191,170	$1,816	1/16/14	USD	1,856	$1,856	$40

JPY   — Japanese Yen

USD   — United States Dollar

The accompanying notes are an integral part of the financial statements.
7

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Emerging Markets Equity Portfolio

Statement of Assets and Liabilities	December 31, 2013 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $305,333)	$367,707
Investment in Security of Affiliated Issuer, at Value (Cost $7,879)	9,133
Total Investments in Securities, at Value (Cost $313,212)	376,840
Foreign Currency, at Value (Cost $1,685)	1,683
Cash	179
Receivable for Investments Sold	1,377
Dividends Receivable	280
Receivable for Portfolio Shares Sold	224
Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	40
Tax Reclaim Receivable	15
Receivable from Affiliate	— @
Other Assets	17
Total Assets	380,655
Liabilities:
Collateral on Securities Loaned, at Value	4,113
Payable for Investments Purchased	1,543
Payable for Advisory Fees	936
Payable for Portfolio Shares Redeemed	407
Deferred Capital Gain Country Tax	311
Payable for Custodian Fees	87
Payable for Administration Fees	79
Payable for Professional Fees	18
Payable for Directors' Fees and Expenses	3
Payable for Distribution Fees — Class II Shares	2
Other Liabilities	56
Total Liabilities	7,555
NET ASSETS	$373,100
Net Assets Consist of:
Paid-in-Capital	$345,375
Distributions in Excess of Net Investment Income	(1,261)
Accumulated Net Realized Loss	(34,364)
Unrealized Appreciation (Depreciation) on:
Investments (Net of $311 Deferred Capital Gain Country Tax)	62,063
Investments in Affiliates	1,254
Foreign Currency Forward Exchange Contracts	40
Foreign Currency Translations	(7)
Net Assets	$373,100
CLASS I:
Net Assets	$271,285
Net Asset Value, Offering and Redemption Price Per Share Applicable to 18,462,070 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$14.69
CLASS II:
Net Assets	$101,815
Net Asset Value, Offering and Redemption Price Per Share Applicable to 6,952,527 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$14.64
(1) Including:
Securities on Loan, at Value:	$3,846

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Emerging Markets Equity Portfolio

Statement of Operations	Year Ended December 31, 2013 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $967 of Foreign Taxes Withheld)	$7,826
Income from Securities Loaned — Net	53
Dividends from Security of Affiliated Issuer (Note H)	5
Total Investment Income	7,884
Expenses:
Advisory Fees (Note B)	4,977
Administration Fees (Note C)	995
Custodian Fees (Note F)	605
Distribution Fees — Class II Shares (Note D)	395
Professional Fees	92
Shareholder Reporting Fees	71
Pricing Fees	15
Directors' Fees and Expenses	10
Transfer Agency Fees (Note E)	2
Other Expenses	20
Total Expenses	7,182
Waiver of Advisory Fees (Note B)	(1,135)
Distribution Fees — Class II Shares Waived (Note D)	(339)
Rebate from Morgan Stanley Affiliate (Note H)	(47)
Net Expenses	5,661
Net Investment Income	2,223
Realized Gain (Loss):
Investments Sold (Net of $441 Deferred Capital Gain Country Tax)	10,984
Investments in Affiliates	914
Foreign Currency Forward Exchange Contracts	319
Foreign Currency Transactions	(528)
Net Realized Gain	11,689
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Decrease in Deferred Capital Gain Country Tax of $116)	(16,850)
Investments in Affiliates	(1,324)
Foreign Currency Forward Exchange Contracts	8
Foreign Currency Translations	(5)
Net Change in Unrealized Appreciation (Depreciation)	(18,171)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	(6,482)
Net Decrease in Net Assets Resulting from Operations	$(4,259)

The accompanying notes are an integral part of the financial statements.
9

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Emerging Markets Equity Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2013 (000)	Year Ended December 31, 2012 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$2,223	$2,624
Net Realized Gain	11,689	51,555
Net Change in Unrealized Appreciation (Depreciation)	(18,171)	67,770
Net Increase (Decrease) in Net Assets Resulting from Operations	(4,259)	121,949
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(3,383)	—
Class II:
Net Investment Income	(1,340)	—
Total Distributions	(4,723)	—
Capital Share Transactions:(1)
Class I:
Subscribed	29,712	50,263
Distributions Reinvested	3,383	—
Redeemed	(57,648)	(241,752)
Class II:
Subscribed	32,435	20,755
Distributions Reinvested	1,340	—
Redeemed	(54,006)	(308,100)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(44,784)	(478,834)
Total Decrease in Net Assets	(53,766)	(356,885)
Net Assets:
Beginning of Period	426,866	783,751
End of Period (Including Accumulated Undistributed (Distributions in Excess of) Net Investment Income of $(1,261) and $412)	$373,100	$426,866
(1) Capital Share Transactions:
Class I:
Shares Subscribed	2,008	3,801
Shares Issued on Distributions Reinvested	242	—
Shares Redeemed	(3,899)	(17,503)
Net Decrease in Class I Shares Outstanding	(1,649)	(13,702)
Class II:
Shares Subscribed	2,226	1,515
Shares Issued on Distributions Reinvested	96	—
Shares Redeemed	(3,685)	(22,012)
Net Decrease in Class II Shares Outstanding	(1,363)	(20,497)

The accompanying notes are an integral part of the financial statements.
10

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Financial Highlights

Emerging Markets Equity Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2013		2012		2011		2010		2009
Net Asset Value, Beginning of Period	$15.03		$12.53		$15.38		$13.01		$7.66
Income (Loss) from Investment Operations:
Net Investment Income†	0.08		0.08		0.11		0.04		0.04
Net Realized and Unrealized Gain (Loss)	(0.24)		2.42		(2.90)		2.37		5.31
Total from Investment Operations	(0.16)		2.50		(2.79)		2.41		5.35
Distributions from and/or in Excess of:
Net Investment Income	(0.18)		—		(0.06)		(0.08)		—
Regulatory Settlement Proceeds	—		—		—		0.04	^^	—
Net Asset Value, End of Period	$14.69		$15.03		$12.53		$15.38		$13.01
Total Return ++	(1.02)%		19.95%		(18.22)%		19.02%		69.84%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$271,285		$302,315		$423,692		$681,350		$591,835
Ratio of Expenses to Average Net Assets(1)	1.41	%+††^	1.44	%+††^	1.56	%+††^	1.59	%+††	1.59	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		1.44	%+††	N/A		N/A		N/A
Ratio of Net Investment Income to Average Net Assets(1)	0.57	%+††	0.56	%+††	0.80	%+††	0.30	%+††	0.41	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%††	0.01	%††	0.01	%††	0.01	%††	0.01%
Portfolio Turnover Rate	48%		46%		57%		63%		64%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.71	%††	1.65	%††	1.60	%††	1.61	%+††	1.61	%+
Net Investment Income to Average Net Assets	0.27	%††	0.35	%††	0.76	%††	0.28	%+††	0.39	%+

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  During the year ended December 31, 2010, the Portfolio received a regulatory settlement from an unaffiliated third party, which had an impact of 0.31% on total return. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had this settlement not occurred, the total return for Class I would have been approximately 18.71%.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

^  Effective March 1, 2012, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.42% for Class I shares. Prior to March 1, 2012, the maximum ratio was 1.55% for Class I shares. Prior to July 1, 2011, the maximum ratio was 1.60% for Class I shares.

The accompanying notes are an integral part of the financial statements.
11

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Financial Highlights

Emerging Markets Equity Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2013		2012		2011		2010		2009
Net Asset Value, Beginning of Period	$14.98		$12.50		$15.34		$12.98		$7.63
Income (Loss) from Investment Operations:
Net Investment Income†	0.08		0.07		0.11		0.03		0.03
Net Realized and Unrealized Gain (Loss)	(0.25)		2.41		(2.90)		2.37		5.32
Total from Investment Operations	(0.17)		2.48		(2.79)		2.40		5.35
Distributions from and/or in Excess of:
Net Investment Income	(0.17)		—		(0.05)		(0.08)		—
Regulatory Settlement Proceeds	—		—		—		0.04	^^	—
Net Asset Value, End of Period	$14.64		$14.98		$12.50		$15.34		$12.98
Total Return ++	(1.10)%		19.84%		(18.24)%		18.94%		70.12%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$101,815		$124,551		$360,059		$493,497		$407,865
Ratio of Expenses to Average Net Assets(1)	1.46	%+††^	1.49	%+††^	1.61	%+††^	1.64	%+††	1.64	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		1.49	%+††	N/A		N/A		N/A
Ratio of Net Investment Income to Average Net Assets(1)	0.52	%+††	0.51	%+††	0.75	%+††	0.25	%+††	0.34	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%††	0.01	%††	0.01	%††	0.01	%††	0.01%
Portfolio Turnover Rate	48%		46%		57%		63%		64%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.06	%††	2.00	%††	1.95	%††	1.96	%+††	1.96	%+
Net Investment Income (Loss) to Average Net Assets	(0.08	)%††	(0.00	)%††§	0.41	%††	(0.07	)%+††	0.02	%+

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  During the year ended December 31, 2010, the Portfolio received a regulatory settlement from an unaffiliated third party, which had an impact of 0.31% on the total return. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had this settlement not occurred, the total return for Class II would have been approximately 18.63%.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

^  Effective March 1, 2012, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.47% for Class II shares. Prior to March 1, 2012, the maximum ratio was 1.60% for Class II shares. Prior to July 1, 2011, the maximum ratio was 1.65% for Class II shares.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
12

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Notes to Financial Statements

The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of ten separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Emerging Markets Equity Portfolio. The Portfolio's adviser, Morgan Stanley Investment Management Inc. (the "Adviser") and sub-advisers, Morgan Stanley Investment Management Limited ("MSIM Limited") and Morgan Stanley Investment Management Company ("MSIM Company") (together, the "Sub-Advisers"), seek long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries. The Portfolio offers two classes of shares – Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors (the "Directors").

Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (4) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (6) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent

13

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Notes to Financial Statements (cont'd)

uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2013.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Air Freight & Logistics	$2,157	$—	$—	$2,157
Airlines	4,026	—	—	4,026
Automobiles	7,616	—	—	7,616
Beverages	18,363	—	—	18,363
Chemicals	3,446	—	—	3,446
Commercial Banks	63,372	3,826	—	67,198
Commercial Services & Supplies	698	—	—	698
Construction & Engineering	7,549	—	—	7,549
Construction Materials	9,125	—	—	9,125
Diversified Consumer Services	121	—	—	121
Diversified Financial Services	9,257	—	—	9,257
Diversified Telecommunication Services	7,843	—	—	7,843
Electronic Equipment, Instruments & Components	1,283	—	—	1,283
Energy Equipment & Services	4,446	—	—	4,446
Food & Staples Retailing	9,201	—	—	9,201
Food Products	14,439	—	—	14,439
Health Care Equipment & Supplies	2,058	—	—	2,058
Health Care Providers & Services	2,719	—	—	2,719
Hotels, Restaurants & Leisure	7,203	1,131	—	8,334
Household Durables	2,774	—	—	2,774
Household Products	1,556	—	—	1,556
Industrial Conglomerates	12,375	—	—	12,375
Information Technology Services	6,042	—	—	6,042
Insurance	7,757	—	—	7,757
Internet Software & Services	19,442	—	—	19,442
Machinery	1,990	—	—	1,990
Media	10,894	—	—	10,894
Multi-line Retail	5,109	1,340	—	6,449
Oil, Gas & Consumable Fuels	18,805	—	—	18,805
Paper & Forest Products	3,284	—	—	3,284

14

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets: (cont'd)
Common Stocks (cont'd)
Personal Products	$998	$—	$—	$998
Pharmaceuticals	12,895	—	—	12,895
Real Estate Management & Development	4,190	1,364	—	5,554
Semiconductors & Semiconductor Equipment	32,618	—	—	32,618
Software	4,458	—	—	4,458
Specialty Retail	—	1,283	—	1,283
Textiles, Apparel & Luxury Goods	9,164	—	—	9,164
Tobacco	2,655	—	—	2,655
Transportation Infrastructure	4,251	—	—	4,251
Wireless Telecommunication Services	16,847	3,518	—	20,365
Total Common Stocks	353,026	12,462	—	365,488
Investment Companies	1,493	1,509	—	3,002
Short-Term Investments
Investment Company	7,640	—	—	7,640
Repurchase Agreements	—	710	—	710
Total Short-Term Investments	7,640	710	—	8,350
Foreign Currency Forward Exchange Contract	—	40	—	40
Total Assets	$362,159	$14,721	$—	$376,880

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2013, securities with a total value of approximately $207,673,000 transferred from Level 2 to Level 1. At December 31, 2012, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

At December 31, 2013, the net assets of the Portfolio were substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates

15

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Notes to Financial Statements (cont'd)

will affect the U.S. dollar value of and investment income from such securities.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and

Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser and/or Sub-Advisers seek to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Portfolio also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Portfolio may use cross currency hedging or proxy hedging with respect to currencies in which the Portfolio has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. There is additional risk that such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

16

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Notes to Financial Statements (cont'd)

FASB ASC 815, "Derivatives and Hedging: Overall" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following table sets forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of December 31, 2013.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$40

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2013 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$319
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$8

At December 31, 2013, the Portfolio's derivative assets and liabilities, are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(a) (000)	Liabilities(a) (000)
Foreign Currency Forward Exchange Contracts	$40	$—

(a)  Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2013.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than 0) (000)
State Street Bank and Trust Co.	$40	$—	$—	$40

For the year ended December 31, 2013, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$2,701,000

5.  Securities Lending: The Portfolio lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily, by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned-Net" in the Portfolio's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

17

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Notes to Financial Statements (cont'd)

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2013.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than 0) (000)
$3,846	(a)	—	$(3,846	)(b)(c)	$0

(a)  Represents market value of loaned securities at period end.

(b)  The Portfolio received cash collateral of approximately $4,113,000, of which approximately $3,934,000 was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. As of December 31, 2013 there was uninvested cash of approximately $179,000, which is not reflected in the Portfolio of Investments.

(c)  The actual collateral received is greater than the amount shown here due to overcollateralization.

6.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

  Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer's share register. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

8.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $500 million	Next $500 million	Next $1.5 billion	Over $2.5 billion
1.25%	1.20%	1.15%	1.00%

For the year ended December 31, 2013, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.96% of the Portfolio's daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.42% for Class I shares and 1.47% for Class II shares. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Directors act to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. For the year ended December 31, 2013, approximately $1,135,000 of advisory fees were waived and/or reimbursed pursuant to this arrangement.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Advisers, each a wholly-owned subsidiary of Morgan Stanley. The Sub-Advisers provide the Portfolio with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Portfolio.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.25% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such

18

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Notes to Financial Statements (cont'd)

services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Distributor of the Portfolio and provides the Portfolio's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Portfolio is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio's average daily net assets attributable to Class II shares. The Distributor has agreed to waive 0.30% of the 0.35% distribution fee that it may receive. This fee waiver will continue for at least one year or until such time as the Directors act to discontinue all or a portion of such waiver when it deems such action is appropriate. For the year ended December 31, 2013, this waiver amounted to approximately $339,000.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent was Morgan Stanley Services Company Inc. ("Morgan Stanley Services"). Effective July 1, 2013, the Directors approved changing the transfer agent to Boston Financial Data Services, Inc.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes – Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in ''Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2013, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2013 and 2012 was as follows:

2013 Distributions Paid From:		2012 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$4,723	—	—	—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and on certain equity securities designated as issued by passive foreign investment companies and foreign capital gain tax, resulted in the following reclassifications among the components of net assets at December 31, 2013:

Distributions in Excess of Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$827	$(827)	—

At December 31, 2013, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$1,403	—

At December 31, 2013, the aggregate cost for Federal income tax purposes is approximately $318,665,000. The aggregate gross unrealized appreciation is approximately $76,871,000 and the aggregate gross unrealized depreciation is approximately $18,696,000 resulting in net unrealized appreciation of approximately $58,175,000.

19

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Notes to Financial Statements (cont'd)

At December 31, 2013, the Portfolio had available for Federal income tax purposes unused capital losses, which will expire on the indicated dates:

Amount (000)	Expiration
$31,512	December 31, 2017

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended December 31, 2013, the Portfolio utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately $9,617,000.

H. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2013, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $186,547,000 and $234,064,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2013.

The Portfolio invests in Morgan Stanley Growth Fund, an open-end management investment company advised by an affiliate of the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Morgan Stanley Growth Fund. For the year ended December 31, 2013, advisory fees paid were reduced by approximately $40,000 relating to the Portfolio's investment in the Morgan Stanley Growth Fund. The Morgan Stanley Growth Fund has a cost basis of approximately $239,000 at December 31, 2013.

A summary of the Portfolio's transactions in shares of the Morgan Stanley Growth Fund during the year ended December 31, 2013 is as follows:

Value December 31, 2012 (000)	Purchases at Cost (000)	Sales (000)	Realized Gain (000)	Dividend Income (000)	Value December 31, 2013 (000)
$3,028	—	$1,125	$914	—	$1,493

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly, and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2013, advisory fees paid were reduced by approximately $7,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2013 is as follows:

Value December 31, 2012 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2013 (000)
$15,270	$96,008	$103,638	$5	$7,640

During the year ended December 31, 2013, the Portfolio incurred approximately $18,000 in brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser, Sub-Advisers, Administrator and Distributor, for portfolio transactions executed on behalf of the Portfolio.

From January 1, 2013 to June 30, 2013, the Portfolio incurred approximately $27,000 in brokerage commissions with Citigroup, Inc., and its affiliated broker-dealers, which may be deemed affiliates of the Adviser, Sub-Advisers, Administrator and Distributor under Section 17 of the Act, for portfolio transactions executed on behalf of the Portfolio. Citigroup, Inc. and its affiliated broker-dealers ceased to be affiliates of the Portfolio pursuant to Section 17 of the Act as of July 1, 2013.

I. Other (unaudited): At December 31, 2013, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 50% and 73%, for Class I and Class II, respectively.

J. Accounting Pronouncement: In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services – Investment Companies (Topic 946) – Amendments to the Scope, Measurement, and Disclosure Requirements ("ASU 2013-08") which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company's non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08's criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the Portfolio, management expects that the impact of the Portfolio's adoption will be limited to additional financial statement disclosures.

20

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
The Universal Institutional Funds, Inc. —
Emerging Markets Equity Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Emerging Markets Equity Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the "Portfolio") as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Emerging Markets Equity Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 21, 2014

21

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for its taxable year ended December 31, 2013.

The Portfolio intends to pass through foreign tax credits of approximately $1,355,000, and has derived net income from sources within foreign countries amounting to approximately $8,698,000.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

22

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Director and Officer Information (unaudited)

Independent Director:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (69) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				98

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the Charity J Street Cup Golf; Trustee of the Fairhaven United Methodist Church.

Michael Bozic (73) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000); Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				100	Trustee and member of the Hillsdale College Board of Trustees.
Kathleen A. Dennis (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	98	Director of various non-profit organizations.
Dr. Manuel H. Johnson (65) c/o Johnson Smick International, Inc. 220 I Street, NE-Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	101	Director of NVR, Inc. (home construction).
Joseph J. Kearns (71) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	101	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

23

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Director and Officer Information (unaudited) (cont'd)

Independent Director (cont'd):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (55) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				98	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (77) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	100	None.
W. Allen Reed (66) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	98	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (81) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	101	Through December 31, 2012, Trustee and Director of certain Investment companies in the JPMorgan Fund Complex.

Interested Director:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (66) One New York Plaza New York, NY 10004	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	99

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2013) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

24

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (50) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer — Equity, Fixed Income and AIP Funds	Since September 2013	President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) in the Fund Complex. Managing Director of the Adviser.
Stefanie V. Chang Yu (47) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014). Formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014)

Joseph C. Benedetti (48) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014). Formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (48) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).
Mary E. Mullin (46) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  Each officer serves an indefinite term, until his or her successor is elected.

25

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Advisers

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Portfolio. For more detailed information about the Portfolio, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Portfolio, including its Directors. It is available, without charge, by calling 1 (800) 548-7786.

This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFEMEANN
805147 EXP 2.28.15

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Global Franchise Portfolio

The Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Expense Example	2
Investment Overview	3
Portfolio of Investments	5
Statement of Assets and Liabilities	6
Statement of Operations	7
Statements of Changes in Net Assets	8
Financial Highlights	9
Notes to Financial Statements	10
Report of Independent Registered Public Accounting Firm	16
Federal Tax Notice	17
Director and Officer Information	18

1

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Expense Example (unaudited)

Global Franchise Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, including advisory fees, administration fees, distribution (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/13	Actual Ending Account Value 12/31/13	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Franchise Portfolio Class II	$1,000.00	$1,103.90	$1,019.21	$6.31	$6.06	1.19%

*  Expenses are calculated using the Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

2

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Investment Overview (unaudited)

Global Franchise Portfolio

The Global Franchise Portfolio (the "Portfolio") seeks long-term capital appreciation by investing primarily in equity securities of issuers located throughout the world, that it believes have, among other things, resilient business franchises and growth potential.

Performance

For the fiscal year ended December 31, 2013, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 19.66%, net of fees, for Class II shares. The Portfolio's Class II shares underperformed against its benchmark, the Morgan Stanley Capital International (MSCI) World Index (the "Index"), which returned 26.68%. Please keep in mind that high double-digit returns are highly unusual and cannot be sustained.

Factors Affecting Performance

•  2013 has joined 2012 as another year of "re-rating" — that is, the market changing its view of a company, causing a stock's price to move. This more recent multiple expansion is more likely due to a mix of optimism about future earnings potential growth and the lack of investment alternatives in a world of low interest rates.

•  In line with the positive market performance in 2013, the Portfolio returned strong absolute performance, however underperformed relative to the Index. Long-term performance remains strong with the Portfolio outperforming the Index since the inception of the Portfolio (April 30, 2003).

•  The primary driver of the Portfolio's underperformance was sector allocation, mainly due to the Portfolio's overweight allocation to consumer staples. Even with the sector delivering a double-digit positive return, it lagged the even higher return of the Index. Although the sector offered better earnings prospects and higher dividend yields than the overall market, consumer staples stocks simply did not re-rate as fast as the market. Strong returns from industrials and consumer discretionary stocks were not enough to offset the overall drag to the Portfolio. No exposure in materials, energy and utilities were positive contributors.

•  Stock selection within consumer staples also contributed to the underperformance in 2013. The primary culprit was the performance of the tobacco sub-sector, which trailed well behind the staples sector as a whole for 2013. A secondary issue was the Portfolio's country exposure within the sector, as a relative underweight in U.S. staples stocks and overweight position in European staples stocks detracted from performance.

•  Top absolute contributors to the Portfolio's performance for the year were Herbalife, Reckitt Benckiser and Nestlé.(a)

•  Top absolute detractors for the period were Swedish Match, Pernod Ricard, and LVMH.(a)

Management Strategies

•  While the talk in developed markets has been of an economic acceleration (of sorts), emerging markets have been slowing down. The talk of the U.S. Federal Reserve tapering its bond buying has caused turmoil in emerging markets, due to fear of money heading back to the U.S. as interest rates rose. This has caused a slowdown in growth forecasts, which have dropped next year for Asia ex-Japan, and has also weakened currencies in countries with current account deficits such as India and Indonesia.

•  Although the Global Franchise Portfolio does not have any direct exposure to stocks listed in emerging markets, more than one-third of the revenues of the companies held in the Portfolio are derived in these markets, including BAT, Unilever, Mead Johnson, Philip Morris International and Nestle.(a) These global staples companies have been affected by the emerging markets slowdown and currency turbulence. Top-line growth in these markets has been tempered, and there have been headwinds where local currencies have weakened, which has helped to restrict the staples sector's 2013 earnings growth. Along with these mild economic effects, there has also been a worsening of market sentiment directed to companies exposed to emerging markets consumption, as the market has chased the more exciting and higher beta plays (that is, stocks with greater sensitivity to market movements) linked to developed markets.

•  Our view is that exposure to emerging markets consumption remains positive. Even post the slowdown, the staples companies in the Portfolio have recorded high-single- to low-double-digit sales growth in emerging markets, well above that which is sustainable, or even likely in the near-to-medium term in developed markets. While any resumption in tapering may drive a recurrence of last year's volatility, the emerging markets economies as a whole could continue to see decent overall gross domestic product (GDP) growth, underpinned by growing middle classes and a potential rebalancing towards consumption.

3

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Investment Overview (unaudited) (cont'd)

Global Franchise Portfolio

•  Our focus remains on high-quality companies that we believe will continue to compound shareholder wealth, by offering steady top-line growth, resilient margins and high unlevered returns on capital at reasonable valuations. In the short-term, returns can be driven by re-rating, as has certainly been the case in 2012 and 2013, but in the long-term, the ability to compound has historically won out. Our belief is that well-managed global staples companies remain an excellent source, but by no means the only source, of compounders.

(a)  The information contained in this overview regarding specific securities is for informational purposes only and should not be construed as a recommendation to purchase or sell the securities mentioned.

Performance Compared to the Morgan Stanley Capital International (MSCI) World Index(1)

	Period Ended December 31, 2013
	Total Returns(2)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(4)
Portfolio – Class II(3)	19.66%	17.38%	10.31%	11.83%
MSCI World Index	26.68	15.02	6.98	9.08

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)  The Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the global equity market performance of developed markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Index currently consists of 23 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(3)  Commenced operations on April 30, 2003.

(4)  For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Portfolio Composition

Classification	Percentage of Total Investments
Food Products	23.7%
Tobacco	19.7
Other*	13.2
Household Products	10.5
Software	9.5
Beverages	9.5
Information Technology Services	8.0
Pharmaceuticals	5.9
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

4

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Portfolio of Investments

Global Franchise Portfolio

	Shares	Value (000)
Common Stocks (98.4%)
France (8.9%)
LVMH Moet Hennessy Louis Vuitton SA	6,877	$1,254
Pernod-Ricard SA	6,768	771
Sanofi	37,117	3,938
		5,963
Germany (4.8%)
SAP AG	37,446	3,210
Italy (1.0%)
Davide Campari-Milano SpA	82,463	690
Sweden (2.1%)
Swedish Match AB	43,343	1,393
Switzerland (9.6%)
Nestle SA (Registered)	88,543	6,481
United Kingdom (34.5%)
Admiral Group PLC	20,044	435
British American Tobacco PLC	120,190	6,445
Diageo PLC	98,682	3,268
Experian PLC	52,748	973
Imperial Tobacco Group PLC	56,306	2,180
Reckitt Benckiser Group PLC	57,879	4,594
Unilever PLC	129,373	5,317
		23,212
United States (37.5%)
3M Co.	14,017	1,966
Accenture PLC, Class A	38,596	3,173
Dr. Pepper Snapple Group, Inc.	32,511	1,584
Herbalife Ltd.	12,931	1,018
Intuit, Inc.	10,038	766
Kraft Foods Group, Inc.	16,245	876
Mead Johnson Nutrition Co.	7,677	643
Microsoft Corp.	63,320	2,370
Mondelez International, Inc., Class A	72,062	2,544
Moody's Corp.	17,438	1,368
NIKE, Inc., Class B	13,433	1,057
Philip Morris International, Inc.	36,304	3,163
Procter & Gamble Co. (The)	30,059	2,447
Visa, Inc., Class A	9,894	2,203
		25,178
Total Common Stocks (Cost $41,835)		66,127
	Shares	Value (000)
Short-Term Investment (1.1%)
Investment Company (1.1%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note H) (Cost $727)	726,840	$727
Total Investments (99.5%) (Cost $42,562)		66,854
Other Assets in Excess of Liabilities (0.5%)		355
Net Assets (100.0%)		$67,209

The accompanying notes are an integral part of the financial statements.
5

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Global Franchise Portfolio

Statement of Assets and Liabilities	December 31, 2013 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $41,835)	$66,127
Investment in Security of Affiliated Issuer, at Value (Cost $727)	727
Total Investments in Securities, at Value (Cost $42,562)	66,854
Foreign Currency, at Value (Cost $10)	10
Receivable for Investments Sold	409
Tax Reclaim Receivable	78
Dividends Receivable	77
Receivable from Affiliate	—	@
Other Assets	2
Total Assets	67,430
Liabilities:
Payable for Advisory Fees	101
Payable for Portfolio Shares Redeemed	68
Payable for Professional Fees	24
Payable for Administration Fees	14
Payable for Custodian Fees	5
Payable for Distribution Fees — Class II Shares	3
Other Liabilities	6
Total Liabilities	221
NET ASSETS	$67,209
Net Assets Consist of:
Paid-in-Capital	$33,087
Accumulated Undistributed Net Investment Income	1,224
Accumulated Net Realized Gain	8,603
Unrealized Appreciation (Depreciation) on:
Investments	24,292
Foreign Currency Translations	3
Net Assets	$67,209
CLASS II:
Net Asset Value, Offering and Redemption Price Per Share Applicable to 3,669,613 Shares Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$18.31

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
6

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Global Franchise Portfolio

Statement of Operations	Year Ended December 31, 2013 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $79 of Foreign Taxes Withheld)	$2,061
Dividends from Security of Affiliated Issuer (Note H)	— @
Total Investment Income	2,061
Expenses:
Advisory Fees (Note B)	576
Distribution Fees — Class II Shares (Note D)	252
Administration Fees (Note C)	180
Professional Fees	91
Custodian Fees (Note F)	40
Shareholder Reporting Fees	12
Pricing Fees	5
Directors' Fees and Expenses	3
Transfer Agency Fees (Note E)	1
Other Expenses	13
Total Expenses	1,173
Waiver of Distribution Fees — Class II Shares (Note D)	(216)
Waiver of Advisory Fees (Note B)	(93)
Rebate from Morgan Stanley Affiliate (Note H)	(2)
Net Expenses	862
Net Investment Income	1,199
Realized Gain:
Investments Sold	8,694
Foreign Currency Transactions	28
Net Realized Gain	8,722
Change in Unrealized Appreciation (Depreciation):
Investments	3,168
Foreign Currency Translations	3
Net Change in Unrealized Appreciation (Depreciation)	3,171
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	11,893
Net Increase in Net Assets Resulting from Operations	$13,092

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
7

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Global Franchise Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2013 (000)	Year Ended December 31, 2012 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$1,199	$1,852
Net Realized Gain	8,722	6,177
Net Change in Unrealized Appreciation (Depreciation)	3,171	4,043
Net Increase in Net Assets Resulting from Operations	13,092	12,072
Distributions from and/or in Excess of:
Class II:
Net Investment Income	(1,880)	(1,784)
Net Realized Gain	(6,126)	(2,590)
Total Distributions	(8,006)	(4,374)
Capital Share Transactions:(1)
Class II:
Subscribed	997	2,728
Distributions Reinvested	8,006	4,374
Redeemed	(21,070)	(24,174)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(12,067)	(17,072)
Total Decrease in Net Assets	(6,981)	(9,374)
Net Assets:
Beginning of Period	74,190	83,564
End of Period (Including Accumulated Undistributed Net Investment Income of $1,224 and $1,877)	$67,209	$74,190
(1) Capital Share Transactions:
Class II:
Shares Subscribed	56	161
Shares Issued on Distributions Reinvested	481	265
Shares Redeemed	(1,166)	(1,422)
Net Decrease in Class II Shares Outstanding	(629)	(996)

The accompanying notes are an integral part of the financial statements.
8

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Financial Highlights

Global Franchise Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2013	2012	2011	2010		2009
Net Asset Value, Beginning of Period	$17.26	$15.78	$14.93	$13.17		$11.81
Income from Investment Operations:
Net Investment Income†	0.25	0.38	0.30	0.26		0.19
Net Realized and Unrealized Gain	2.93	2.04	1.08	1.58		2.87
Total from Investment Operations	3.18	2.42	1.38	1.84		3.06
Distributions from and/or in Excess of:
Net Investment Income	(0.50)	(0.38)	(0.53)	(0.08)		(1.03)
Net Realized Gain	(1.63)	(0.56)	—	—		(0.67)
Total Distributions	(2.13)	(0.94)	(0.53)	(0.08)		(1.70)
Net Asset Value, End of Period	$18.31	$17.26	$15.78	$14.93		$13.17
Total Return ++	19.66%	15.59%	9.05%	14.05%		29.56%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$67,209	$74,190	$83,564	$99,791		$109,933
Ratio of Expenses to Average Net Assets(1)	1.20%+	1.20%+	1.20%+	1.20	%+	1.18	%+
Ratio of Net Investment Income to Average Net Assets(1)	1.66%+	2.27%+	1.91%+	1.92	%+	1.65	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00%§	0.00%§	0.00	%§	0.00	%§
Portfolio Turnover Rate	17%	21%	19%	35%		18%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.63%	1.57%	1.54%	1.50	%+	1.48	%+
Net Investment Income to Average Net Assets	1.23%	1.90%	1.57%	1.62	%+	1.35	%+

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
9

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Notes to Financial Statements

The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of ten separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Global Franchise Portfolio. The Portfolio's adviser, Morgan Stanley Investment Management Inc. (the "Adviser") and sub-advisers, Morgan Stanley Investment Management Limited ("MSIM Limited") and Morgan Stanley Investment Management Company ("MSIM Company") (together, the "Sub-Advisers"), seek long-term capital appreciation by investing primarily in equity securities of issuers located throughout the world that they believe have, among other things, resilient business franchises and growth potential. The Portfolio currently offers Class II shares only; although Class I shares may be offered in the future.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

Effective as of close of business on November 29, 2013, the Portfolio suspended the offering of its shares to new investors and will continue to offer its shares to existing shareholders. The Fund may recommence offering Class II shares of the Portfolio to new investors in the future. Any such offerings of the Portfolio's Class II shares may be limited in amount and may commence and terminate without any prior notice.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors (the "Directors"). Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (4) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (6) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant

10

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Notes to Financial Statements (cont'd)

information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

  The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2013.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Beverages	$6,313	$—	$—	$6,313
Diversified Financial Services	1,368	—	—	1,368
Food Products	15,861	—	—	15,861
Household Products	7,041	—	—	7,041
Industrial Conglomerates	1,966	—	—	1,966
Information Technology Services	5,376	—	—	5,376
Insurance	435	—	—	435
Personal Products	1,018	—	—	1,018
Pharmaceuticals	3,938	—	—	3,938
Professional Services	973	—	—	973
Software	6,346	—	—	6,346
Textiles, Apparel & Luxury Goods	2,311	—	—	2,311
Tobacco	13,181	—	—	13,181
Total Common Stocks	66,127	—	—	66,127
Short-Term Investment Investment Company	727	—	—	727
Total Assets	$66,854	$—	$—	$66,854

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2013, securities with a total value of approximately $38,924,000 transferred from Level 2 to Level 1. At December 31, 2012, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

11

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Notes to Financial Statements (cont'd)

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

At December 31, 2013, the net assets of the Portfolio were substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

5.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

12

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Notes to Financial Statements (cont'd)

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer's share register. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

6.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.80%	0.75%	0.70%

For the year ended December 31, 2013, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.67% of the Portfolio's daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that the total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest, and other extraordinary expenses (including litigation), will not exceed 1.20% for Class II shares. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Directors act to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. For the year ended December 31, 2013, approximately $93,000 of advisory fees were waived and/or reimbursed pursuant to this arrangement.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Advisers, each a wholly-owned subsidiary of Morgan Stanley. The Sub-Advisers provide the Portfolio with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Portfolio.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.25% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Distributor of the Portfolio and provides the Portfolio's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Portfolio is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio's average daily net assets attributable to Class II shares. The Distributor has agreed to waive 0.30% of the 0.35% distribution fee that it may receive. This fee waiver will continue for at least one year or until such time as the Directors act to discontinue all or a portion of such waiver when it deems such action is appropriate. For the year ended December 31, 2013, this waiver amounted to approximately $216,000.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent was Morgan Stanley Services Company Inc. ("Morgan Stanley Services"). Effective July 1, 2013, the Directors approved changing the transfer agent to Boston Financial Data Services, Inc.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are

13

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Notes to Financial Statements (cont'd)

earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes – Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2013, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2013 and 2012 was as follows:

2013 Distributions Paid From:		2012 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$1,880	$6,126	$1,784	$2,590

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, resulted in the following reclassifications among the components of net assets at December 31, 2013:

Undistributed (Distributions in Excess of) Net Investment Income (Loss) (000)	Accumulated Undistributed Net Realized Gain (Loss) (000)	Paid-in- Capital (000)
$28	$(28)	$—

At December 31, 2013, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$1,365	$8,542

At December 31, 2013, the aggregate cost for Federal income tax purposes is approximately $42,640,000. The aggregate gross unrealized appreciation is approximately $24,323,000 and the aggregate gross unrealized depreciation is approximately $109,000 resulting in net unrealized appreciation of approximately $24,214,000.

H. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2013, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $11,894,000 and $30,043,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2013.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds – Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2013, advisory fees paid were reduced by approximately $2,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2013 is as follows:

Value December 31, 2012 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)		Value December 31, 2013 (000)
$1,013	$16,849	$17,135	$—	@	$727

@  Amount is less than $500.

During the year ended December 31, 2013, the Portfolio incurred less than $500 in brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser, Sub-Advisers, Administrator and Distributor, for portfolio transactions executed on behalf of the Portfolio.

From January 1, 2013 to June 30, 2013, the Portfolio incurred less than $500 in brokerage commissions with Citigroup, Inc., and its affiliated broker-dealers, which may be deemed affiliates of the Adviser, Sub-Advisers, Administrator and Distributor under Section 17 of the Act, for portfolio

14

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Notes to Financial Statements (cont'd)

transactions executed on behalf of the Portfolio. Citigroup, Inc. and its affiliated broker-dealers ceased to be affiliates of the Portfolio pursuant to Section 17 of the Act as of July 1, 2013.

I. Other (unaudited): At December 31, 2013, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 88% for Class II shares.

J. Accounting Pronouncement: In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services – Investment Companies (Topic 946) – Amendments to the Scope, Measurement, and Disclosure Requirements ("ASU 2013-08") which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company's non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08's criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the Portfolio, management expects that the impact of the Portfolio's adoption will be limited to additional financial statement disclosures.

15

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
The Universal Institutional Funds, Inc. —
Global Franchise Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Global Franchise Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the "Portfolio") as of December 31, 2013, and the related statements of operation for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Franchise Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 21, 2014

16

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2013.

The Portfolio designated and paid approximately $6,126,000 as a long-term capital gain distribution.

For Federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for its taxable year ended December 31, 2013.

The Portfolio intends to pass through foreign tax credits of approximately $79,000, and has derived net income from sources within foreign countries amounting to approximately $1,588,000.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

17

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Director and Officer Information (unaudited)

Independent Director:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (69) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				98

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman, J Street Cup Golf Charity, Trustee Fairhaven United Methodist Church.

Michael Bozic (73) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				100	Trustee and member of the Hillsdale College Board of Trustees.
Kathleen A. Dennis (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	98	Director of various non-profit organizations.
Dr. Manuel H. Johnson (65) c/o Johnson Smick International, Inc. 220 I Street, N.E. Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	101	Director of NVR, Inc. (home construction).
Joseph J. Kearns (71) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	101	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

18

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Director and Officer Information (unaudited) (cont'd)

Independent Director (cont'd):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (55) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				98	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (77) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013)	100	None.
W. Allen Reed (66) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	98	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (81) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	101	Through December 31, 2012, Trustee and Director of certain Investment companies in the JP Morgan Fund Complex.

Interested Director:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (66) One New York Plaza New York, New York 10004	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	99

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2013) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.
19

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (50) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer — Equity, Fixed Income and AIP Funds	Since September 2013	President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) in the Fund Complex; Managing Director of the Adviser.
Stefanie V. Chang Yu (47) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014). Formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (48) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014	Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014).
Francis J. Smith (48) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).
Mary E. Mullin (46) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  Each officer serves an indefinite term, until his or her successor is elected.

20

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Advisers

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Portfolio. For more detailed information about the Portfolio, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Portfolio, including its Directors. It is available, without charge, by calling 1 (800) 548-7786.

This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFGFANN
806811 Exp 2.28.15

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Global Real Estate Portfolio

The Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Expense Example	2
Investment Overview	3
Portfolio of Investments	6
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Statements	13
Report of Independent Registered Public Accounting Firm	19
Federal Tax Notice	20
Director and Officer Information	21

1

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Expense Example (unaudited)

Global Real Estate Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, including advisory fees, administration fees, distribution (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/13	Actual Ending Account Value 12/31/13	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Real Estate Portfolio Class II	$1,000.00	$1,017.70	$1,018.15	$7.12	$7.12	1.40%

*  Expenses are calculated using the Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

2

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Investment Overview (unaudited)

Global Real Estate Portfolio

The Global Real Estate Portfolio (the "Portfolio") seeks to provide current income and capital appreciation. The Portfolio's adviser, Morgan Stanley Investment Management Inc. (the "Adviser" or "MS Investment Management") and sub-advisers, Morgan Stanley Investment Management Limited ("MSIM Limited") and Morgan Stanley Investment Management Company ("MSIM Company") (the "Sub- Advisers") seek a combination of current income and capital appreciation by investing primarily in equity securities of companies in the real estate industry located throughout the world, including real estate operating companies ("REOCs"), real estate investment trusts ("REITs") and similar entities established outside the U.S. (foreign real estate companies).

Performance

For the fiscal year ended December 31, 2013, the Portfolio had a total return based on net asset value (NAV) and reinvestment of distributions per share of 2.63%, net of fees, for Class II shares. The Portfolio's Class II shares underperformed against its benchmark, the FTSE EPRA/NAREIT Developed Real Estate Index — Net Total Return to U.S. Investors (the "Index"), which returned 4.21%, and underperformed the MSCI World Index, which returned 26.68%.

Factors Affecting Performance

•  The global real estate securities market gained 4.21% during the 12-month period ending December 31, 2013, as measured by the Index. Europe was the top performing region in the year, Asia performed in-line with the global average, and North America underperformed the global average.

•  During the year, real estate share prices appeared to have been influenced by transactional evidence in the private real estate markets of strong investor demand for core assets at valuations that demonstrate the acceptance of low expected returns as well as investors' search for yield. Share prices also fluctuated alongside expectations for central bank quantitative easing (QE) policies, in particular expectations for U.S. Federal Reserve QE tapering, which was announced in December.

•  Performance within the U.S. and European regional portfolios contributed to relative performance, while the Asian regional portfolio modestly detracted. Top down global allocation contributed to relative performance. In Asia, the Fund benefited from stock selection in Japan and the underweight to Singapore; this was offset by the overweight to and stock selection within Hong Kong, and the underweight to Japan, which detracted. In Europe, the Fund benefited from the overweight to and stock selection in the U.K, and stock selection within and the underweight to Germany; this was partially offset by the negative impact of stock selection in Sweden. In the U.S., the Fund benefited from the overweight to the hotel sector, the underweight to the health care and specialty office sectors, and stock selection in the mall and diversified sectors; this was partially offset by relative losses from stock selection within and the overweight to the apartment sector, the underweight to the net lease sector, and stock selection in the health care, suburban office and shopping center sectors.

Management Strategies

•  The global portfolio is comprised of three regional portfolios with a global allocation which weights each of the three major regions (U.S., Europe and Asia) relative to the Index based on our view of the relative attractiveness of each region in terms of underlying real estate fundamentals and public market valuations. Moreover, each of the regional portfolios reflects our core investment philosophy as a real estate value investor, which results in the ownership of stocks that we believe provide the best valuation relative to their underlying real estate values, while striving to maintain portfolio diversification. Our company-specific research leads us to specific preferences for sub-segments within each of the property sectors and countries. For the period ended December 31, 2013, the Portfolio was overweight the Asian listed property sector, and underweight the U.S. and European listed property sectors.

•  The overweight to the Asian region was predominated by the real estate operating companies (REOCs) in Hong Kong and Japan. We continue to believe that the Hong Kong REOCs offer highly attractive value, as there is the widest discrepancy both between private and public valuations, and relative to other public listed property markets. The discounted valuations are further accentuated as the Hong Kong REOCs maintain very modest leverage levels. Sentiment continues to be a significant driver of share price movements and investor sentiment remained negative due to macro and interest rate concerns and the continued uncertainty from residential tightening measures. While there is some risk to asset values, which are above peak levels, there is no evidence to date for commercial assets. Despite trading at premiums, the Japan REOCs continue to offer attractive value versus the Japanese real estate investment trusts (J-REITs). There is

3

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Investment Overview (unaudited) (cont'd)

Global Real Estate Portfolio

continued favorable sentiment toward the J-REOCs due to aggressive QE measures by the Bank of Japan (BOJ), with property values viewed as a key potential beneficiary of such action. It is notable that current Japan REOC NAVs reflect modest cap rate improvements (awaiting transactional evidence of further cap rate compression) and are based on cash flows and valuations that are near cyclical lows. There are expectations for significant upside to asset values from depressed levels due to BOJ actions to spur asset inflation. As a result, within Japan, we remain overweight the Japan REOCs and underweight the J-REITs. The Portfolio was underweight Singapore on relative valuation.

•  In Europe, property stocks in the U.K. and on the Continent ended the year trading at a modest premium to NAVs. In the U.K. there are prospects for NAV improvements going forward, whereas on the Continent there is potential downside risk to asset values due to a weak economy and the lack of a downward adjustment to asset values during the recession. Prime assets in London are attracting significant foreign investment demand and there is continued strength in operating fundamentals. The strength of investment demand is also spreading beyond London. Moreover, the U.K. companies have more defensive balance sheets with less refinancing risk, lower leverage ratios and longer average debt maturities than companies on the Continent. Finally, the U.K. continues to have a better macroeconomic outlook than the eurozone. As a result, we believe the valuations for the U.K. companies are more attractive relative to the prevailing valuations on the Continent, and within Europe we remain overweight the U.K.

•  The Portfolio was underweight the U.S., which traded at a modest premium to NAVs, assuming asset values for high quality assets have fully recovered and are now, on average, modestly in excess of their all-time peak levels achieved in mid-2007. This reflects a bifurcation in the market between the core property sectors (apartments, malls) trading at meaningful discounts to NAVs and finance-company/dividend-oriented stocks (health care, net lease) trading at significant premiums to NAVs. Within the U.S., our company-specific research leads us to an overweighting to a group of companies that are focused in the ownership of high quality malls, apartments, central business district (CBD) office assets, upscale hotels and a number of out-of-favor companies, and an underweighting of companies concentrated in the ownership of net lease, health care, suburban office, specialty office, shopping center, storage and industrial assets.

•  Western markets (and Japan) continue to recover from significant declines in rents and occupancies. The outlook is for a continued recovery in operating fundamentals as economic growth improves and supply remains largely subdued. The most favorable operating results continue to be posted in the U.S. primarily by shorter lease term sectors: apartment, hotel, storage and high-end malls continue to feature the strongest operating results among the commercial sectors. In Europe, there are easing concerns regarding economic weakness and London continues to show strength. Key Asian markets (Hong Kong and Singapore) feature low vacancy levels and landlords are experiencing increased rents on tenant expirations.

•  We continue to maintain a strong conviction to our long-term, value-oriented, bottom-up stock selection driven investment strategy, which is focused on investing in publicly traded real estate securities that offer exposure to the direct property markets at the best value relative to underlying real estate values and NAV growth prospects.

4

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Investment Overview (unaudited) (cont'd)

Global Real Estate Portfolio

Performance Compared to the FTSE EPRA/NAREIT Developed Real Estate Index – Net Total Return to U.S. Investors(1) and the Morgan Stanley Capital International (MSCI) World Index(2)

	Period Ended December 31, 2013
	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio – Class II(4)	2.63%	15.69%	—	3.48%
FTSE EPRA/NAREIT Developed Real Estate Index – Net Total Return to U.S. Investors	4.21	15.70	—	3.02
MSCI World Index	26.68	15.02	—	4.70

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)  The FTSE EPRA/NAREIT Developed Real Estate Index — Net Total Return to U.S. Investors is a free float-adjusted market capitalization weighted index designed to reflect the stock performance of companies engaged in specific aspects of the major real estate markets/regions of the developed world. The performance of the Index is listed in U.S. dollars and assumes reinvestment of dividends. "Net Total Return to U.S. Investors" reflects a reduction in total returns after taking into account the withholding tax on dividends by certain foreign countries represented in the Index. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the global equity market performance of developed markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Index currently consists of 23 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(4)  Commenced operations on April 28, 2006.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

*  Commenced operations on April 28, 2006.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Portfolio Composition

Classification	Percentage of Total Investments
Diversified	33.9%
Retail	26.6
Other+	17.2
Residential	11.4
Office	10.9
Total Investments	100.0%

+  Industries and/or investment types representing less than 5% of total investments.

5

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Portfolio of Investments

Global Real Estate Portfolio

	Shares	Value (000)
Common Stocks (99.1%)
Australia (7.1%)
CFS Retail Property Trust Group REIT	114,929	$200
Commonwealth Property Office Fund REIT	269,404	299
Dexus Property Group REIT	418,214	375
Federation Centres Ltd. REIT	183,196	383
Goodman Group REIT	204,464	864
GPT Group REIT	205,223	623
Investa Office Fund REIT	19,737	55
Mirvac Group REIT	350,439	526
Stockland REIT	183,379	591
Westfield Group REIT	227,135	2,046
Westfield Retail Trust REIT	337,633	895
		6,857
Austria (0.1%)
Atrium European Real Estate Ltd. (a)	24,557	141
Belgium (0.0%)
Cofinimmo REIT	345	43
Brazil (0.6%)
BR Malls Participacoes SA	25,660	185
BR Properties SA	27,300	215
Iguatemi Empresa de Shopping Centers SA	17,200	163
		563
Canada (2.4%)
Boardwalk REIT	8,254	465
Brookfield Canada Office Properties REIT	9,107	228
Calloway REIT	4,186	99
Canadian Apartment Properties REIT	1,838	37
Crombie Real Estate Investment Trust REIT	11,780	150
Extendicare, Inc.	19,240	123
First Capital Realty, Inc.	13,230	221
RioCan REIT	41,429	966
		2,289
China (1.2%)
Agile Property Holdings Ltd. (b)	68,000	73
China Overseas Land & Investment Ltd. (b)	54,000	152
China Resources Land Ltd. (b)	217,000	538
Country Garden Holdings Co., Ltd. (b)	270,415	163
Guangzhou R&F Properties Co., Ltd. H Shares (b)	51,200	75
Longfor Properties Co., Ltd. (b)	27,500	38
Shimao Property Holdings Ltd. (b)	34,000	78
		1,117
Finland (0.2%)
Sponda Oyj	37,761	178
France (3.5%)
Altarea REIT	237	42
Fonciere Des Regions REIT	2,982	257
Gecina SA REIT	1,268	167
ICADE REIT	4,180	389
Klepierre REIT	4,978	231
	Shares	Value (000)
Mercialys SA REIT	10,098	$212
Unibail-Rodamco SE REIT	8,078	2,070
		3,368
Germany (1.2%)
Alstria Office AG REIT (a)	8,427	106
Deutsche Annington Immobilien SE (a)	4,824	119
Deutsche Euroshop AG	3,817	167
Deutsche Wohnen AG (a)	3,427	64
Deutsche Wohnen AG	10,933	211
LEG Immobilien AG (a)	7,866	465
Prime Office AG REIT (a)	17,785	76
		1,208
Hong Kong (11.6%)
Hang Lung Properties Ltd.	97,000	307
Henderson Land Development Co., Ltd.	63,231	361
Hongkong Land Holdings Ltd.	255,500	1,507
Hysan Development Co., Ltd.	217,921	939
Kerry Properties Ltd.	109,699	381
Link REIT (The)	284,164	1,378
New World Development Co., Ltd.	538,288	680
Sino Land Co., Ltd.	244,478	334
Sun Hung Kai Properties Ltd.	290,804	3,688
Swire Properties Ltd.	152,500	385
Wharf Holdings Ltd.	164,816	1,260
		11,220
Italy (0.2%)
Beni Stabili SpA REIT	232,076	157
Japan (14.9%)
Activia Properties, Inc. REIT	35	276
Hulic Co., Ltd.	22,100	326
Japan Real Estate Investment Corp. REIT	131	702
Japan Retail Fund Investment Corp. REIT	179	364
Mitsubishi Estate Co., Ltd.	140,000	4,181
Mitsui Fudosan Co., Ltd.	104,000	3,738
Nippon Building Fund, Inc. REIT	130	755
Nippon Prologis, Inc. REIT	38	363
Nomura Real Estate Holdings, Inc.	3,300	74
NTT Urban Development Corp.	1,500	17
Sumitomo Realty & Development Co., Ltd.	62,000	3,079
Tokyo Tatemono Co., Ltd.	30,000	333
United Urban Investment Corp. REIT	147	211
		14,419
Malta (0.0%)
BGP Holdings PLC (a)(c)(d)	5,886,464	—
Netherlands (0.7%)
Corio N.V. REIT	6,556	294
Eurocommercial Properties N.V. CVA REIT	4,809	204
Vastned Retail N.V. REIT	1,196	54
Wereldhave N.V. REIT	2,074	163
		715

The accompanying notes are an integral part of the financial statements.
6

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Portfolio of Investments (cont'd)

Global Real Estate Portfolio

	Shares	Value (000)
Norway (0.2%)
Norwegian Property ASA	141,207	$169
Singapore (3.3%)
Ascendas Real Estate Investment Trust REIT	121,000	211
CapitaCommercial Trust REIT	145,000	167
CapitaLand Ltd.	247,000	593
CapitaMall Trust REIT	198,000	299
CapitaMalls Asia Ltd.	89,000	138
City Developments Ltd.	35,000	266
Global Logistic Properties Ltd.	182,000	417
Keppel REIT	203,000	191
Mapletree Commercial Trust REIT	64,344	61
Mapletree Greater China Commercial Trust REIT	47,000	31
SPH REIT (a)	333,000	258
Suntec REIT	152,000	185
UOL Group Ltd.	67,000	329
		3,146
Sweden (0.7%)
Atrium Ljungberg AB, Class B	9,727	133
Castellum AB	8,690	135
Fabege AB	4,014	48
Hufvudstaden AB, Class A	29,981	402
		718
Switzerland (1.0%)
Mobimo Holding AG (Registered) (a)	349	73
PSP Swiss Property AG (Registered) (a)	7,517	636
Swiss Prime Site AG (Registered) (a)	3,048	236
		945
United Kingdom (6.3%)
British Land Co., PLC REIT	112,919	1,176
Capital & Counties Properties PLC	32,411	177
Capital & Regional PLC	199,762	146
Derwent London PLC REIT	9,363	387
Grainger PLC	39,417	133
Great Portland Estates PLC REIT	30,517	303
Hammerson PLC REIT	97,333	809
Intu Properties PLC REIT	73,051	375
Land Securities Group PLC REIT	78,756	1,257
LXB Retail Properties PLC (a)	169,987	360
Quintain Estates & Development PLC (a)	85,899	134
Safestore Holdings PLC REIT	117,788	314
Segro PLC REIT	27,954	155
Shaftesbury PLC REIT	18,255	189
ST Modwen Properties PLC	10,579	64
Unite Group PLC	22,548	150
		6,129
United States (43.9%)
Acadia Realty Trust REIT	9,061	225
Alexandria Real Estate Equities, Inc. REIT	6,240	397
American Campus Communities, Inc. REIT	7,950	256
Ashford Hospitality Prime, Inc. REIT	3,606	66
	Shares	Value (000)
Ashford Hospitality Trust, Inc. REIT	18,040	$149
AvalonBay Communities, Inc. REIT	22,323	2,639
Boston Properties, Inc. REIT	17,130	1,719
BRE Properties, Inc. REIT	2,302	126
Brookfield Office Properties, Inc.	30,631	590
Camden Property Trust REIT	17,061	970
CBL & Associates Properties, Inc. REIT	4,270	77
Cousins Properties, Inc. REIT	28,993	299
DCT Industrial Trust, Inc. REIT	64,548	460
DDR Corp. REIT	19,020	292
Duke Realty Corp. REIT	24,080	362
Equity Lifestyle Properties, Inc. REIT	16,230	588
Equity Residential REIT	78,450	4,069
Essex Property Trust, Inc. REIT	794	114
Federal Realty Investment Trust REIT	3,821	387
Forest City Enterprises, Inc., Class A (a)	39,170	748
General Growth Properties, Inc. REIT	88,826	1,783
HCP, Inc. REIT	45,778	1,663
Health Care, Inc. REIT	5,480	294
Healthcare Realty Trust, Inc. REIT	26,217	559
Host Hotels & Resorts, Inc. REIT	156,819	3,049
Hudson Pacific Properties, Inc. REIT	15,770	345
Lexington Realty Trust REIT	3,800	39
Liberty Property Trust REIT	4,730	160
Macerich Co. (The) REIT	22,718	1,338
Mack-Cali Realty Corp. REIT	31,513	677
National Retail Properties, Inc. REIT	11,410	346
Post Properties, Inc. REIT	550	25
ProLogis, Inc. REIT	26,480	978
PS Business Parks, Inc. REIT	3,278	251
Public Storage REIT	13,996	2,107
Realty Income Corp. REIT	920	34
Regency Centers Corp. REIT	34,369	1,591
Rexford Industrial Realty, Inc. REIT	4,690	62
Senior Housing Properties Trust REIT	36,042	801
Simon Property Group, Inc. REIT	39,441	6,001
Sovran Self Storage, Inc. REIT	2,580	168
Starwood Hotels & Resorts Worldwide, Inc.	17,017	1,352
Taubman Centers, Inc. REIT	7,574	484
Ventas, Inc. REIT	17,320	992
Vornado Realty Trust REIT	31,094	2,761
Winthrop Realty Trust REIT	2,885	32
		42,425
Total Common Stocks (Cost $73,934)		95,807

The accompanying notes are an integral part of the financial statements.
7

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Portfolio of Investments (cont'd)

Global Real Estate Portfolio

	Shares	Value (000)
Short-Term Investment (0.4%)
Investment Company (0.4%)
Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio — Institutional Class (See Note H) (Cost $439)	438,844	$439
Total Investments (99.5%) (Cost $74,373)		96,246
Other Assets in Excess of Liabilities (0.5%)		471
Net Assets (100.0%)		$96,717

(a)  Non-income producing security.

(b)  Security trades on the Hong Kong exchange.

(c)  Security has been deemed illiquid at December 31, 2013.

(d)  At December 31, 2013, the Portfolio held a fair valued security valued at $0, representing 0.0% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

CVA  Certificaten Van Aandelen.

REIT  Real Estate Investment Trust.

The accompanying notes are an integral part of the financial statements.
8

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Global Real Estate Portfolio

Statement of Assets and Liabilities	December 31, 2013 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $73,934)	$95,807
Investment in Security of Affiliated Issuer, at Value (Cost $439)	439
Total Investments in Securities, at Value (Cost $74,373)	96,246
Foreign Currency, at Value (Cost $296)	296
Dividends Receivable	303
Receivable for Investments Sold	248
Tax Reclaim Receivable	7
Receivable for Portfolio Shares Sold	2
Interest Receivable	—	@
Other Assets	4
Total Assets	97,106
Liabilities:
Payable for Advisory Fees	163
Payable for Investments Purchased	114
Payable for Portfolio Shares Redeemed	36
Payable for Administration Fees	20
Payable for Distribution Fees — Class II Shares	20
Payable for Custodian Fees	17
Payable for Professional Fees	3
Other Liabilities	16
Total Liabilities	389
NET ASSETS	$96,717
Net Assets Consist of:
Paid-in-Capital	$183,807
Distributions in Excess of Net Investment Income	(430)
Accumulated Net Realized Loss	(108,533)
Unrealized Appreciation (Depreciation) on:
Investments	21,873
Foreign Currency Translations	(—	@)
Net Assets	$96,717
CLASS II:
Net Asset Value, Offering and Redemption Price Per Share Applicable to 10,338,794 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$9.35

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Global Real Estate Portfolio

Statement of Operations	Year Ended December 31, 2013 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $126 of Foreign Taxes Withheld)	$2,764
Dividends from Security of Affiliated Issuer (Note H)	— @
Total Investment Income	2,764
Expenses:
Advisory Fees (Note B)	851
Distribution Fees — Class II Shares (Note D)	350
Administration Fees (Note C)	250
Custodian Fees (Note F)	112
Professional Fees	65
Shareholder Reporting Fees	26
Pricing Fees	15
Directors' Fees and Expenses	3
Transfer Agency Fees (Note E)	1
Other Expenses	15
Total Expenses	1,688
Waiver of Advisory Fees (Note B)	(187)
Distribution Fees — Class II Shares Waived (Note D)	(100)
Rebate from Morgan Stanley Affiliate (Note H)	(2)
Net Expenses	1,399
Net Investment Income	1,365
Realized Gain (Loss):
Investments Sold	4,417
Foreign Currency Transactions	(7)
Net Realized Gain	4,410
Change in Unrealized Appreciation (Depreciation):
Investments	(3,190)
Foreign Currency Translations	(1)
Net Change in Unrealized Appreciation (Depreciation)	(3,191)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	1,219
Net Increase in Net Assets Resulting from Operations	$2,584

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Global Real Estate Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2013 (000)	Year Ended December 31, 2012 (000)
Increase (Decrease) In Net Assets:
Operations:
Net Investment Income	$1,365	$1,382
Net Realized Gain	4,410	1,648
Net Change in Unrealized Appreciation (Depreciation)	(3,191)	20,071
Net Increase in Net Assets Resulting from Operations	2,584	23,101
Distributions from and/or in Excess of:
Class II:
Net Investment Income	(3,649)	(486)
Total Distributions	(3,649)	(486)
Capital Share Transactions:(1)
Class II:
Subscribed	14,184	10,177
Distributions Reinvested	3,649	486
Redeemed	(16,965)	(15,681)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	868	(5,018)
Total Increase (Decrease) in Net Assets	(197)	17,597
Net Assets:
Beginning of Period	96,914	79,317
End of Period (Including Accumulated Undistributed (Distributions in Excess of) Net Investment Income of $(430) and $1,192)	$96,717	$96,914
(1) Capital Share Transactions:
Class II:
Shares Subscribed	1,475	1,195
Shares Issued on Distributions Reinvested	393	57
Shares Redeemed	(1,770)	(1,853)
Net Increase (Decrease) in Class II Shares Outstanding	98	(601)

The accompanying notes are an integral part of the financial statements.
11

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Financial Highlights

Global Real Estate Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2013		2012		2011	2010		2009
Net Asset Value, Beginning of Period	$9.46		$7.32		$8.40	$7.72		$5.46
Income from Investment Operations:
Net Investment Income†	0.13		0.13		0.10	0.16		0.12
Net Realized and Unrealized Gain (Loss)	0.12		2.06		(0.91)	1.36		2.14
Total from Investment Operations	0.25		2.19		(0.81)	1.52		2.26
Distributions from and/or in Excess of:
Net Investment Income	(0.36)		(0.05)		(0.27)	(0.84)		(0.00	)‡
Net Asset Value, End of Period	$9.35		$9.46		$7.32	$8.40		$7.72
Total Return ++	2.63%		29.94%		(10.15)%	22.32%		41.42%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$96,717		$96,914		$79,317	$91,324		$346,514
Ratio of Expenses to Average Net Assets(1)	1.40	%+	1.40	%+	1.40%+	1.40	%+††	1.40	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A		N/A	1.40	%+††	N/A
Ratio of Net Investment Income to Average Net Assets(1)	1.36	%+	1.56	%+	1.19%+	1.81	%+††	2.03	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00	%§	0.00%§	0.00	%††§	0.00	%§
Portfolio Turnover Rate	30%		29%		24%	31%		64%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:

Expenses to Average Net Assets	1.69%	1.71%	1.67%	1.63	%+††	1.56	%+
Net Investment Income to Average Net Assets	1.07%	1.24%	0.92%	1.58	%+††	1.87	%+

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
12

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Notes to Financial Statements

The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of ten separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Global Real Estate Portfolio. The Portfolio's adviser, Morgan Stanley Investment Management Inc. (the "Adviser") and sub-advisers, Morgan Stanley Investment Management Limited ("MSIM Limited") and Morgan Stanley Investment Management Company ("MSIM Company") (together, the "Sub-Advisers"), seek to provide current income and capital appreciation by investing primarily in equity securities of companies in the real estate industry located throughout the world, including real estate operating companies ("REOCs"), real estate investment trusts ("REITs") and similar entities established outside of the U.S. (foreign real estate companies). The Portfolio currently offers Class II shares only, although Class I shares may be offered in the future.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of

Directors (the "Directors"). Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (4) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (6) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly

13

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Notes to Financial Statements (cont'd)

from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

  The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2013.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Assets:
Common Stocks
Diversified	$32,656	$—	$—	†	$32,656
Health Care	4,433	—	—		4,433
Industrial	3,510	—	—		3,510
Lodging/Resorts	4,616	—	—		4,616
Mixed Industrial/Office	987	—	—		987
Office	10,501	—	—		10,501
Residential	10,971	—	—		10,971
Retail	25,544	—	—		25,544
Self Storage	2,589	—	—		2,589
Total Common Stocks	95,807	—	—	†	95,807
Short-Term Investment – Investment Company	439	—	—		439
Total Assets	$96,246	$—	$—	†	$96,246

†  Includes one security which is valued at zero.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2013, securities with a total value of approximately $46,088,000 transferred from Level 2 to Level 1. At December 31, 2012, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Common Stock (000)
Beginning Balance	$—	†
Purchases	—
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	—
Change in unrealized appreciation/depreciation	—
Realized gains (losses)	—
Ending Balance	$—	†
Net change in unrealized appreciation/depreciation from investments still held as of December 31, 2013	$—

†  Includes one security which is valued at zero.

14

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Notes to Financial Statements (cont'd)

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

At December 31, 2013, the net assets of the Portfolio were substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

5.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

15

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Notes to Financial Statements (cont'd)

The Portfolio invests a significant portion of its assets in securities of REITs. The market's perception of prospective declines in private real estate values and other financial assets may result in increased volatility of market prices that can negatively impact the valuation of certain issuers held by the Portfolio.

The Portfolio owns shares of REITs which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer's share register. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

6.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.85% of the average daily net assets of the Portfolio.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that the total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest, and other extraordinary expenses (including litigation), will not exceed 1.40% for Class II shares. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Directors act to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. For the year ended December 31, 2013, approximately $187,000 of advisory fees were waived and/or reimbursed pursuant to this arrangement.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Advisers, each a wholly-owned subsidiary of Morgan

Stanley. The Sub-Advisers provide the Portfolio with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Portfolio.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.25% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Distributor of the Portfolio and provides the Portfolio's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Portfolio is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio's average daily net assets attributable to Class II shares. The Distributor has agreed to waive 0.10% of the 0.35% distribution fee that it may receive. This fee waiver will continue for at least one year or until such time as the Directors act to discontinue all or a portion of such waiver when it deems such action is appropriate. For the year ended December 31, 2013, this waiver amounted to approximately $100,000.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent was Morgan Stanley Services Company Inc. ("Morgan Stanley Services"). Effective July 1, 2013, the Directors approved changing the transfer agent to Boston Financial Data Services, Inc.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income.

16

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Notes to Financial Statements (cont'd)

Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes – Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in ''Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2013, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2013 and 2012 was as follows:

2013 Distributions Paid From:		2012 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$3,649	—	$486	—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, gains and basis adjustments on certain equity securities designated as issued by passive foreign investment companies and securities sold with return of capital basis adjustment, resulted in the following reclassifications among the components of net assets at December 31, 2013:

Distributions in Excess of Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$662	$(677)	$15

At December 31, 2013, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$747	—

At December 31, 2013, the aggregate cost for Federal income tax purposes is approximately $83,275,000. The aggregate gross unrealized appreciation is approximately $14,563,000 and the aggregate gross unrealized depreciation is approximately $1,591,000 resulting in net unrealized appreciation of approximately $12,972,000.

At December 31, 2013, the Portfolio had available for Federal income tax purposes unused capital losses, which will expire on the indicated dates:

Amount (000)	Expiration
$100,802	December 31, 2017

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended December 31, 2013, the Portfolio utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately $2,484,000.

H. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2013, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $29,822,000 and $31,090,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2013.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment

17

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Notes to Financial Statements (cont'd)

in the Liquidity Funds. For the year ended December 31, 2013, advisory fees paid were reduced by approximately $2,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2013 is as follows:

Value December 31, 2012 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)		Value December 31, 2013 (000)
$837	$13,986	$14,384	$—	@	$439

@  Amount is less than $500.

During the year ended December 31, 2013, the Portfolio incurred less than $500 in brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser, Sub-Advisers, Administrator and Distributor, for portfolio transactions executed on behalf of the Portfolio.

From January 1, 2013 to June 30, 2013, the Portfolio incurred approximately $2,000 in brokerage commissions with Citigroup, Inc., and its affiliated broker-dealers, which may be deemed affiliates of the Adviser, Sub-Advisers, Administrator and Distributor under Section 17 of the Act, for portfolio transactions executed on behalf of the Portfolio. Citigroup, Inc. and its affiliated broker-dealers ceased to be affiliates of the Fund pursuant to Section 17 of the Act as of July 1, 2013.

I. Other (unaudited): At December 31, 2013, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 87% for Class II shares.

J. Accounting Pronouncement: In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services – Investment Companies (Topic 946) – Amendments to the Scope, Measurement, and Disclosure Requirements ("ASU 2013-08") which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company's non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08's criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the Portfolio, management expects that the impact of the Portfolio's adoption will be limited to additional financial statement disclosures.

18

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
The Universal Institutional Funds, Inc. —
Global Real Estate Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Global Real Estate Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the "Portfolio") as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Global Real Estate Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 21, 2014

19

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2013.

For corporate shareholders, 3.02% of the dividends qualified for the dividends received deduction.

For Federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for its taxable year ended December 31, 2013.

The Portfolio intends to pass through foreign tax credits of approximately $108,000, and has derived net income from sources within foreign countries amounting to approximately $1,827,000.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

20

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Director and Officer Information (unaudited)

Independent Director:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (69) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				98

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the charity J Street Cup Golf; Trustee of Fairhaven United Methodist Church.

Michael Bozic (73) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000); Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				100	Trustee and member of the Hillsdale College Board of Trustees.
Kathleen A. Dennis (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	98	Director of various non-profit organizations.
Dr. Manuel H. Johnson (65) c/o Johnson Smick International, Inc. 220 I Street, NE-Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	101	Director of NVR, Inc. (home construction).
Joseph J. Kearns (71) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	101	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

21

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Director and Officer Information (unaudited) (cont'd)

Independent Director (cont'd):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (55) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				98	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (77) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	100	None.
W. Allen Reed (66) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	98	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (81) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	101	Through December 31, 2012, Trustee and Director of certain Investment companies in the JPMorgan Fund Complex.

Interested Director:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (66) One New York Plaza New York, NY 10004	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	99

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2013) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

22

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (50) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer — Equity, Fixed Income and AIP Funds	Since September 2013	President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) in the Fund Complex. Managing Director of the Adviser.
Stefanie V. Chang Yu (47) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014). Formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (48) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014). Formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (48) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).
Mary E. Mullin (46) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  Each officer serves an indefinite term, until his or her successor is elected.

23

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The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Advisers

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Portfolio. For more detailed information about the Portfolio, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Portfolio, including its Directors. It is available, without charge, by calling 1 (800) 548-7786.

This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFGREANN
805180 EXP 2.28.15

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Global Tactical Asset Allocation Portfolio

The Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Expense Example	2
Investment Overview	3
Portfolio of Investments	6
Statement of Assets and Liabilities	25
Statement of Operations	26
Statements of Changes in Net Assets	27
Financial Highlights	28
Notes to Financial Statements	30
Report of Independent Registered Public Accounting Firm	42
Federal Tax Notice	43
Director and Officer Information	44

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Expense Example (unaudited)

Global Tactical Asset Allocation Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, including advisory fees, administration fees, distribution (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/13	Actual Ending Account Value 12/31/13	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Tactical Asset Allocation Portfolio Class I	$1,000.00	$1,109.50	$1,022.33	$3.03	$2.91	0.57%
Global Tactical Asset Allocation Portfolio Class II	1,000.00	1,109.80	1,021.83	3.56	3.41	0.67

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Investment Overview (unaudited)

Global Tactical Asset Allocation Portfolio

The Global Tactical Asset Allocation Portfolio (the "Portfolio") seeks total return. The Portfolio seeks to achieve total return by investing in a blend of equity and fixed income securities of U.S. and non-U.S. issuers. In seeking to achieve this investment objective, the Portfolio will implement a global tactical approach to achieving total return, and to control risk and volatility.

Performance

For the fiscal year ended December 31, 2013, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 15.95%, net of fees, for Class I shares and 15.75%, net of fees, for Class II shares. The Portfolio's Class I and Class II shares underperformed against their benchmark, the MSCI All Country World Index (the "Index"), which returned 22.80%, and outperformed the Customized MSIM Global Allocation Index (comprised of 60% MSCI All Country World Index, 30% Barclays Capital Global Aggregate Bond Index, 5% S&P GSCI Lite Energy Index, and 5% Bank of America Merrill Lynch U.S. Dollar 1-Month LIBID Average Index), which returned 11.91%.

Factors Affecting Performance

•  Global equities were up 25.5% in local currency terms in 2013, outperforming bonds, which fell 2.6%, and commodities, which fell 1.2%, and the global economic recovery gained momentum, particularly in developed markets, and the Federal Reserve (Fed) began to taper its quantitative easing program.(i)

•  U.S. equities were the regional outperformer (with the S&P 500 Total Return Index advancing 32.4%) amid relatively resilient economic data despite fiscal tightening in the first quarter. The U.S. added an average of 185,000 jobs per month during 2013, bringing the unemployment rate below 7%. The Fed spent much of the year deliberating when to withdraw monetary stimulus, given strengthening economic data, and ultimately announced in December it would taper the pace of asset purchases. The yield on the 10-year Treasury rose 127 basis points in 2013, ending the year above 3%.

•  Although turmoil surrounding the Italian elections and Cyprus' bailout weighed on investor sentiment in the first quarter, eurozone equities rose 21.5% in 2013 as a whole, as the economic recovery strengthened and broadened out to the periphery.(ii) Yields on Greek, Spanish, Portuguese, and Italian bonds fell, while German bund yields rose.

•  Emerging market equities lagged those of developed markets in 2013, with the MSCI Emerging Markets Index falling 2.6%, amid weaker economic data, concerns about the impact of the Fed's asset purchase tapering on the region, and worries over rapid loan growth and a likely property bubble in China.

•  Japanese equities soared, with the MSCI Japan Index up 54.6% in local currency terms, as Prime Minister Shinzo Abe and Bank of Japan Governor Haruhiko Kuroda embarked on a bold economic and monetary experiment to lift Japan out of deflation. A substantial portion of Japan's equity market outperformance was attributable to currency translation, as the Japanese yen fell 17.7% during the year. In U.S. dollar terms, the MSCI Japan Index rose 27.2%.

•  The Portfolio's asset allocation mix of a modest overweight in equities and cash and underweight in fixed income contributed positively to relative performance.

•  The Portfolio's strongest performing positions in 2013 were underweight positions related to our China and emerging market slowdown theme. In particular, the top contributors included the Portfolio's underweight positions in the Australian dollar; in emerging market equities relative to developed market equities; in copper relative to U.S. equities; and in mining machinery, iron ore, and China banks stocks, all relative to global equities.

•  On balance, positions related to our eurozone recovery theme did not materially impact performance in 2013. Strong gains toward the end of the year from our overweight positions in the bonds of peripheral eurozone countries, such as Spain, Greece, and Portugal, were offset by losses early in the year from our overweight positions in eurozone equities, such as France, Germany, Spain, and Italy, all relative to U.S. equities. Our overweight position in eurozone domestic auto manufacturers relative to global equities also detracted from performance.

•  Our yield bubble unwind theme added to performance during 2013. Contributors included an underweight position in U.S. real estate investment trusts (REITs) relative to U.S. equities and an underweight position in high dividend yielding U.S. equities relative to low dividend yielding U.S. equities.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Investment Overview (unaudited) (cont'd)

Global Tactical Asset Allocation Portfolio

Management Strategies

•  As of December 31, 2013, the Portfolio's allocation was approximately 61% global equities, 34% global fixed income and 5% cash.

•  Heading into 2014, we remain cautiously optimistic on risky assets globally. We continue to be more constructive on developed markets than on emerging markets, with a preference for Europe over the U.S. We continue to believe many yield-sensitive assets are overvalued globally, and are likely to re-price as U.S. monetary policy becomes gradually less accommodative. We maintain underweight positions in yield plays, such as U.S. REITs and high dividend yielding equities.

•  We are neutral in equities relative to the benchmark, as the U.S. stock market appears very overvalued on normalized metrics. We believe that the U.S. stock market could potentially see positive performance in 2014. However, we believe this positive performance could be interrupted by a correction, as higher interest rates cause multiples to contract in excess of earnings growth. Such a correction is likely to be deeper than the average Fed tightening/mid-cycle correction, given record-high margins. This increased volatility is common to the late stages of bull markets.

•  We are overweight eurozone risk assets — including financials and peripheral equities and bonds — as we are optimistic that the eurozone will continue to recover from highly-depressed economic conditions for several reasons. First, economic activity indicators have already turned. Second, the bulk of fiscal tightening has been implemented. Third, credit conditions have begun to improve, with peripheral bond yields declining during the fourth quarter and eurozone credit standards approaching pre-crisis levels. Finally, from a structural standpoint, substantial adjustment has been accomplished, and internal devaluations have helped to restore competitiveness in economies such as Spain and Greece. Despite these improvements in the underlying fundamentals, by our measures, eurozone stocks remain 40% below their 2007 highs. On stable measures of equity market value such as price-to-book, eurozone equities are trading at a 43% discount to U.S. equities, well below the historical average discount of 29%. This is in part because earnings remain extremely depressed in the region, but we believe even a modest pace of recovery (1.5% GDP growth) could translate to earnings-per-share growth of roughly 10% in 2014.

•  We expect Japanese equities to underperform and therefore maintain a small underweight position in the Portfolio, relative to global equities, without hedging currency exposure. With Japanese equities valued at the same price-to-forward earnings multiple as global equities and investors still optimistically positioned, we believe the coming moderation of Japan's growth as it reverts to its fundamental trend pace will disappoint. First, we expect that by 2015 most of the stimulus-driven upswing in growth will fizzle out. Second, we think there is a substantial risk that the weak yen, far from boosting growth, to the contrary, will (and indeed has already begun to) dampen consumption. Third, Japan's economy faces fiscal contraction in coming years. Lastly, we are deeply skeptical of the potential for a change in Japan's structural growth trend given the economy's natural constraints and the range of policies contemplated by Abenomics.

•  We are underweight assets exposed to China's credit cycle and the commodity supply chain, as well as emerging market currencies and equities (including consumer plays). We expect growth in emerging markets to continue to disappoint. History has shown that the winners of one decade are rarely winners of the next, and it is clear that emerging markets were the big winners of the 2000s. This argues against emerging markets outperforming again in the 2010s. Emerging market economies are transitioning to a lower pace of economic growth, which will likely result in lower corporate profitability. Markets have begun to reflect this new regime partly, but not fully. Thus, we expect further underperformance over the next one to two years.

•  All told, our main themes continue to be centered around the unwinding of the yield bubble, the end of China's economic boom, the emerging market growth reset (to a lower level), and the eurozone recovery, as well as a few idiosyncratic ones such as underweight Japanese equities.

(i)  Global equities, bonds and commodities are represented by the MSCI All Country World Index, Barclays Capital Global Aggregate Total Return Index Unhedged, and S&P GSCI Total Return Index, respectively.

(ii)  Eurozone equities are represented by the Eurostoxx 50 Total Return Index.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Investment Overview (unaudited) (cont'd)

Global Tactical Asset Allocation Portfolio

Performance Compared to the Morgan Stanley Capital International (MSCI) All Country World Index(1) and Customized MSIM Global Allocation Index(2)

	Period Ended December 31, 2013
	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Portfolio – Class I(4)	15.95%	12.23%	6.31%	4.23%
MSCI All Country World Index	22.80	14.92	7.17	6.11
Customized MSIM Global Allocation Index	11.91	10.47	6.12	5.81
Portfolio – Class II(5)	15.75	—	—	8.72
MSCI All Country World Index	22.80	—	—	10.85
Customized MSIM Global Allocation Index	11.91	—	—	6.99

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)  The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Customized MSIM Global Allocation Index is comprised of 60% MSCI All-Country World Index (benchmark that measures the equity market performance of developed and emerging markets), 30% Barclay Capital Global Aggregate Bond Index (benchmark that provides a broadbased measure of the global investment grade fixed-rate debt markets), 5% S&P GSCI Light Energy Index (benchmark for investment performance in the energy commodity market) and 5% Bank of America/Merrill Lynch US Dollar 1-Month LIBID Average Index (benchmark that tracks the performance of a basket of synthetic assets paying LIBID to a stated maturity). The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(4)  Commenced operations on January 2, 1997.

(5)  Commenced offering on March 15, 2011.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary from the Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Portfolio Composition

Classification	Percentage of Total Investments
Common Stocks	52.3%
Fixed Income Securities	31.2
Short-Term Investments	11.5
Investment Companies	5.0
Other*	0.0	@
Total Investments	100.0	%**

*  Industries and/or investment types representing less than 5% of total investments.

@  Amount is less than 0.05%.

**  Does not include open long/short futures contracts with an underlying face amount of approximately $104,743,000 and net unrealized appreciation of approximately $1,603,000. Does not include open foreign currency forward exchange contracts with net unrealized depreciation of approximately $310,000. Does not include open swap agreements with net unrealized depreciation of approximately $147,000.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Portfolio of Investments

Global Tactical Asset Allocation Portfolio

	Face Amount (000)		Value (000)
Fixed Income Securities (30.7%)
Agency Fixed Rate Mortgages (1.7%)
United States (1.7%)
Federal Home Loan Mortgage Corporation, Gold Pools: 4.00%, 11/1/42	$189		$193
6.50%, 5/1/29	—	@	—	@
Federal National Mortgage Association, Conventional Pools: 4.00%, 11/1/41 - 7/1/43	543		561
5.00%, 1/1/41 - 3/1/41	255		280
5.50%, 2/1/38	78		86
6.00%, 1/1/38	80		89
6.50%, 8/1/38	11		12
February TBA: 3.00%, 2/1/29 (a)	70		71
4.50%, 2/1/44 (a)	410		433
Government National Mortgage Association, March TBA: 3.50%, 3/20/44 (a)	715		717
4.00%, 3/20/44 (a)	218		225
4.50%, 3/20/44 (a)	530		563
Various Pool 4.50%, 8/15/39	58		63
Total Agency Fixed Rate Mortgages (Cost $3,318)			3,293
Asset-Backed Securities (0.4%)
United States (0.4%)
Ally Auto Receivables Trust, 0.97%, 8/17/15	18		18
Ally Master Owner Trust, 1.04%, 1/15/16 (b)	100		100
Brazos Student Finance Corp., 1.15%, 6/25/35 (b)	24		24
CNH Equipment Trust, 1.20%, 5/16/16	22		22
CVS Pass-Through Trust, 6.04%, 12/10/28	194		214
Louisiana Public Facilities Authority, 1.14%, 4/26/27 (b)	175		177
Nissan Auto Receivables Owner Trust, 1.18%, 2/16/15	8		8
North Carolina State Education Assistance Authority, 1.04%, 7/25/25 (b)	100		100
PFS Financing Corp., 1.67%, 10/17/16 (b)(c)	180		181
Total Asset-Backed Securities (Cost $818)			844
Collateralized Mortgage Obligations — Agency Collateral Series (0.2%)
United States (0.2%)
Federal Home Loan Mortgage Corporation, 2.36%, 7/25/22	99		92
2.40%, 6/25/22	245		229
Total Collateralized Mortgage Obligations — Agency Collateral Series (Cost $351)			321
	Face Amount (000)		Value (000)
Commercial Mortgage-Backed Securities (0.4%)
United States (0.4%)
CGBAM Commercial Mortgage Trust, 1.27%, 5/15/30 (b)(c)		$114	$114
COMM Mortgage Trust, 2.85%, 10/15/45		100	94
3.28%, 1/10/46		45	42
Commercial Mortgage Pass-Through Certificates, 2.82%, 10/15/45		57	54
Extended Stay America Trust, 2.96%, 12/5/31 (c)		100	97
GS Mortgage Securities Corp. II, 3.28%, 2/10/46		31	29
JP Morgan Chase Commercial Mortgage Securities Trust, 4.17%, 8/15/46		105	110
Queens Center Mortgage Trust, 3.28%, 1/11/37 (c)		78	72
UBS-Barclays Commercial Mortgage Trust, 3.53%, 5/10/63		40	40
Wells Fargo Commercial Mortgage Trust, 2.92%, 10/15/45		62	59
WF-RBS Commercial Mortgage Trust, 3.31%, 3/15/45		65	62
Total Commercial Mortgage-Backed Securities (Cost $811)			773
Corporate Bonds (6.5%)
Australia (0.5%)
Australia & New Zealand Banking Group Ltd., 4.88%, 1/12/21 (c)		100	109
5.13%, 9/10/19	EUR	100	156
BHP Billiton Finance USA Ltd., 3.85%, 9/30/23		$70	71
Commonwealth Bank of Australia, 5.00%, 3/19/20 (c)		50	55
Macquarie Bank Ltd., 6.63%, 4/7/21 (c)		85	94
Macquarie Group Ltd., 6.00%, 1/14/20 (c)		105	116
Origin Energy Finance Ltd., 3.50%, 10/9/18 (c)		200	201
Santos Finance Ltd., 8.25%, 9/22/70 (b)	EUR	50	78
Wesfarmers Ltd., 1.87%, 3/20/18 (c)		$25	25
2.98%, 5/18/16 (c)		75	78
Westpac Banking Corp., 3.00%, 12/9/15		50	52
			1,035
Brazil (0.1%)
Petrobras International Finance Co., 5.75%, 1/20/20		50	52
Vale Overseas Ltd., 5.63%, 9/15/19		145	158
			210

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Portfolio of Investments (cont'd)

Global Tactical Asset Allocation Portfolio

	Face Amount (000)		Value (000)
Canada (0.1%)
Barrick Gold Corp., 4.10%, 5/1/23		$25	$23
Brookfield Asset Management, Inc., 5.80%, 4/25/17		35	38
Goldcorp, Inc., 3.70%, 3/15/23		100	90
			151
Chile (0.1%)
ENTEL Chile SA, 4.88%, 10/30/24 (c)		200	196
			196
China (0.2%)
Baidu, Inc., 3.25%, 8/6/18		225	228
Want Want China Finance Ltd., 1.88%, 5/14/18 (c)		200	191
			419
Colombia (0.1%)
Ecopetrol SA, 5.88%, 9/18/23		110	116
France (0.3%)
Banque Federative du Credit Mutuel SA, 3.00%, 10/29/15	EUR	50	72
BNP Paribas SA, 5.00%, 1/15/21		$85	93
Credit Agricole SA, 3.90%, 4/19/21	EUR	50	72
5.88%, 6/11/19		50	79
LVMH Moet Hennessy Louis Vuitton SA, 1.63%, 6/29/17 (c)		$75	75
Veolia Environnement SA, 6.75%, 4/24/19	EUR	50	85
			476
Germany (0.1%)
Deutsche Bank AG, 4.30%, 5/24/28 (b)		$200	181
Volkswagen International Finance N.V., 2.38%, 3/22/17 (c)		100	103
			284
Ireland (0.1%)
CRH America, Inc., 6.00%, 9/30/16		130	145
Israel (0.1%)
Teva Pharmaceutical Finance IV BV, 3.65%, 11/10/21		170	167
Italy (0.2%)
Enel Finance International N.V., 5.13%, 10/7/19 (c)		100	107
Intesa Sanpaolo SpA, 6.50%, 2/24/21 (c)		100	110
Telecom Italia Finance SA, 7.75%, 1/24/33	EUR	30	45
	Face Amount (000)		Value (000)
UniCredit SpA, 4.25%, 7/29/16	EUR	50	$74
4.38%, 2/10/14		50	69
			405
Netherlands (0.4%)
ABN AMRO Bank N.V., 2.50%, 10/30/18 (c)		$200	200
ABN Amro Bank N.V., 3.63%, 10/6/17	EUR	50	74
Aegon N.V., 4.63%, 12/1/15		$75	80
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 3.88%, 2/8/22		50	50
Series G 3.75%, 11/9/20	EUR	50	71
ING Bank N.V., 5.25%, 6/5/18		50	81
5.80%, 9/25/23 (c)		$200	210
			766
Spain (0.0%)
Banco Bilbao Vizcaya Argentaria SA, 3.63%, 1/18/17	EUR	50	73
Sweden (0.1%)
Nordea Bank AB, 4.00%, 3/29/21		70	102
Switzerland (0.2%)
ABB Treasury Center USA, Inc., 2.50%, 6/15/16 (c)		$125	129
4.00%, 6/15/21 (c)		50	51
Credit Suisse, 5.40%, 1/14/20		240	267
6.00%, 2/15/18		25	29
			476
Thailand (0.1%)
PTT Exploration & Production PCL, 3.71%, 9/16/18 (c)		200	203
United Kingdom (0.8%)
Abbey National Treasury Services PLC, 3.63%, 10/14/16	EUR	100	149
Bank of Scotland PLC, 4.63%, 6/8/17		50	78
Barclays Bank PLC, 6.00%, 1/23/18		50	78
6.05%, 12/4/17 (c)		$100	112
BAT International Finance PLC, 5.38%, 6/29/17	EUR	50	78
GlaxoSmithKline Capital PLC, 2.85%, 5/8/22		$98	93
Heathrow Funding Ltd., 4.60%, 2/15/20	EUR	50	77
4.88%, 7/15/23 (c)		$100	105
HSBC Holdings PLC, 4.00%, 3/30/22		45	46
4.50%, 4/30/14	EUR	50	70
6.25%, 3/19/18		50	80

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Portfolio of Investments (cont'd)

Global Tactical Asset Allocation Portfolio

	Face Amount (000)		Value (000)
United Kingdom (cont'd)
Imperial Tobacco Finance PLC, 8.38%, 2/17/16	EUR	50	$79
Nationwide Building Society, 6.25%, 2/25/20 (c)		$270	309
Royal Bank of Scotland Group PLC, 2.55%, 9/18/15		70	72
Standard Chartered PLC, 5.75%, 4/30/14	EUR	50	70
WPP Finance 2010, 3.63%, 9/7/22		$75	72
			1,568
United States (3.0%)
Agilent Technologies, Inc., 5.50%, 9/14/15		30	32
Altria Group, Inc., 2.85%, 8/9/22		30	28
5.38%, 1/31/44		55	55
American International Group, Inc., 4.88%, 6/1/22		50	54
8.25%, 8/15/18		100	125
Amgen, Inc., 5.15%, 11/15/41		50	50
Apple, Inc., 2.40%, 5/3/23		100	90
AT&T, Inc., 6.30%, 1/15/38		75	83
AvalonBay Communities, Inc., 2.95%, 9/15/22		50	46
BA Covered Bond Issuer, 4.25%, 4/5/17	EUR	50	76
Bank of America Corp., 5.70%, 1/24/22		$50	57
Boston Properties LP, 3.85%, 2/1/23		75	73
Boston Scientific Corp., 6.00%, 1/15/20		105	121
Citigroup, Inc. (See Note H), 5.50%, 9/13/25		30	32
6.13%, 5/15/18		22	25
6.68%, 9/13/43		20	23
8.50%, 5/22/19		155	199
CNA Financial Corp., 5.75%, 8/15/21		95	107
Comcast Corp., 6.40%, 5/15/38		25	29
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 4.60%, 2/15/21		10	10
Enterprise Products Operating LLC, 3.35%, 3/15/23		50	48
5.25%, 1/31/20		35	39
Series N 6.50%, 1/31/19		90	106
Five Corners Funding Trust, 4.42%, 11/15/23 (c)		200	198
	Face Amount (000)		Value (000)
Ford Motor Credit Co., LLC, 4.21%, 4/15/16		$200	$213
Freeport-McMoRan Copper & Gold, Inc., 3.88%, 3/15/23		50	47
General Electric Capital Corp., 5.30%, 2/11/21		100	112
MTN 5.88%, 1/14/38		25	29
Series G 6.00%, 8/7/19		145	170
Genworth Holdings, Inc., 7.20%, 2/15/21		125	145
Glencore Funding LLC, 2.50%, 1/15/19 (c)		65	63
Goldman Sachs Group, Inc. (The), 2.38%, 1/22/18		30	30
3.63%, 1/22/23		50	48
4.38%, 3/16/17	EUR	50	75
6.75%, 10/1/37		$125	139
Hewlett-Packard Co., 4.65%, 12/9/21		35	36
HSBC Finance Corp., 6.68%, 1/15/21		50	58
ING US, Inc., 5.50%, 7/15/22		75	82
JPMorgan Chase & Co., 3.20%, 1/25/23		25	24
3.38%, 5/1/23		125	117
4.25%, 10/15/20		50	53
4.63%, 5/10/21		140	151
Kinder Morgan Energy Partners LP, 2.65%, 2/1/19		50	49
5.95%, 2/15/18		50	57
L-3 Communications Corp., 4.75%, 7/15/20		80	83
4.95%, 2/15/21		75	79
Lowe's Cos., Inc., 5.00%, 9/15/43		50	51
Marathon Petroleum Corp., 5.13%, 3/1/21		35	38
Merck & Co., Inc., 2.80%, 5/18/23		100	93
Merrill Lynch & Co., Inc., 6.88%, 4/25/18		225	266
Monongahela Power Co., 5.40%, 12/15/43 (c)		50	52
Murphy Oil Corp., 3.70%, 12/1/22		40	37
National Retail Properties, Inc., 3.30%, 4/15/23		50	45
Nationwide Financial Services, Inc., 5.38%, 3/25/21 (c)		50	54
NBC Universal Media LLC, 4.38%, 4/1/21		130	138
5.95%, 4/1/41		25	27
NetApp, Inc., 2.00%, 12/15/17		25	25

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Portfolio of Investments (cont'd)

Global Tactical Asset Allocation Portfolio

	Face Amount (000)		Value (000)
United States (cont'd)
Ohio Power Co., 5.38%, 10/1/21		$75	$84
Omnicom Group, Inc., 3.63%, 5/1/22		30	29
Oncor Electric Delivery Co., LLC, 6.80%, 9/1/18		80	94
Plains All American Pipeline LP/PAA Finance Corp., 6.70%, 5/15/36		60	71
8.75%, 5/1/19		110	141
Platinum Underwriters Finance, Inc., 7.50%, 6/1/17		60	66
PPL WEM Holdings PLC, 3.90%, 5/1/16 (c)		60	63
Principal Financial Group, Inc., 8.88%, 5/15/19		50	64
Prudential Financial, Inc., 6.63%, 12/1/37		40	48
Qwest Corp., 6.88%, 9/15/33		40	39
Santander Holdings USA, Inc., 3.45%, 8/27/18		40	41
Spectra Energy Capital LLC, 7.50%, 9/15/38		50	58
Thermo Fisher Scientific, Inc., 4.15%, 2/1/24		60	60
Time Warner, Inc., 7.70%, 5/1/32		25	32
UnitedHealth Group, Inc., 1.40%, 10/15/17		25	25
4.25%, 3/15/43		25	23
Verizon Communications, Inc., 3.85%, 11/1/42		50	41
6.55%, 9/15/43		75	88
Viacom, Inc., 5.85%, 9/1/43		75	79
Weatherford International Ltd., 4.50%, 4/15/22		50	50
Wells Fargo & Co., 3.45%, 2/13/23		100	95
			5,683
Total Corporate Bonds (Cost $11,970)			12,475
Mortgages — Other (0.2%)
United States (0.2%)
Alternative Loan Trust, 6.00%, 5/25/36		263	219
Banc of America Funding Trust, 0.56%, 5/25/37 (b)		396	275
Total Mortgages — Other (Cost $518)			494
Sovereign (17.7%)
Australia (0.6%)
Australia Government Bond, 5.75%, 5/15/21	AUD	435	435
Treasury Corp. of Victoria, 5.75%, 11/15/16		800	766
			1,201
	Face Amount (000)		Value (000)
Bermuda (0.1%)
Bermuda Government International Bond, 4.85%, 2/6/24 (c)		$200	$201
Brazil (0.2%)
Banco Nacional de Desenvolvimento, Economico e Social, 5.50%, 7/12/20 (c)		100	102
5.50%, 7/12/20		300	308
			410
Canada (0.7%)
Canadian Government Bond, 3.25%, 6/1/21	CAD	1,100	1,093
3.75%, 6/1/19		260	266
			1,359
France (0.3%)
Credit Mutuel — CIC Home Loan SFH, 1.50%, 11/16/17 (c)		$200	199
France Government Bond OAT, 5.50%, 4/25/29	EUR	235	422
			621
Germany (0.7%)
Bundesrepublik Deutschland, 4.25%, 7/4/17 - 7/4/39		545	912
4.75%, 7/4/34		240	435
			1,347
Greece (0.6%)
Hellenic Republic Government Bond, 2.00%, 2/24/23 - 2/24/28 (d)		1,278	1,102
Ireland (0.3%)
Ireland Government Bond, 3.90%, 3/20/23		350	499
Italy (1.1%)
Italy Buoni Poliennali Del Tesoro, 4.00%, 9/1/20		400	579
4.50%, 3/1/19		400	595
5.50%, 11/1/22		610	945
			2,119
Japan (1.3%)
Japan Government Ten Year Bond, 1.10%, 3/20/21	JPY	90,000	891
Japan Government Thirty Year Bond, 1.70%, 6/20/33		170,000	1,655
			2,546
Kazakhstan (0.2%)
KazMunayGas National Co., JSC, 6.38%, 4/9/21		$400	436
Korea, Republic of (0.1%)
Korea Development Bank (The), 3.88%, 5/4/17		200	211
Mexico (0.6%)
Mexican Bonos, 10.00%, 12/5/24	MXN	7,500	735

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Portfolio of Investments (cont'd)

Global Tactical Asset Allocation Portfolio

	Face Amount (000)		Value (000)
Mexico (cont'd)
Petroleos Mexicanos, 4.88%, 1/24/22		$390	$402
			1,137
Netherlands (0.4%)
Netherlands Government Bond, 4.00%, 7/15/19 (c)	EUR	510	803
Norway (0.2%)
Norway Government Bond, 3.75%, 5/25/21	NOK	1,750	308
Poland (0.7%)
Poland Government Bond, 5.25%, 10/25/17	PLN	2,200	775
5.75%, 10/25/21		750	273
Poland Government International Bond, 5.00%, 3/23/22		$180	193
			1,241
Portugal (6.2%)
Portugal Obrigacoes do Tesouro OT, 3.35%, 10/15/15 (c)	EUR	1,214	1,686
3.60%, 10/15/14 (c)		3,135	4,378
4.95%, 10/25/23 (c)		2,291	2,916
5.65%, 2/15/24 (c)		2,162	2,875
			11,855
Qatar (0.1%)
Qatar Government International Bond, 4.00%, 1/20/15 (c)		$150	155
Russia (0.1%)
Russian Foreign Bond — Eurobond, 4.50%, 4/4/22		200	203
South Africa (0.1%)
South Africa Government Bond, 7.25%, 1/15/20	ZAR	1,600	151
Spain (0.9%)
Spain Government Bond, 4.40%, 10/31/23 (c)	EUR	450	631
5.85%, 1/31/22		390	610
Spain Government International Bond, 4.00%, 3/6/18 (c)		$500	510
			1,751
Supernational (0.6%)
European Union, 2.75%, 6/3/16	EUR	800	1,163
Sweden (0.9%)
Sweden Government Bond, 1.50%, 11/13/23	SEK	9,300	1,319
4.25%, 3/12/19		2,600	453
			1,772
United Kingdom (0.7%)
United Kingdom Gilt, 4.25%, 6/7/32 - 9/7/39	GBP	700	1,276
Total Sovereign (Cost $33,526)			33,867
	Face Amount (000)	Value (000)
U.S. Treasury Securities (3.6%)
United States (3.6%)
U.S. Treasury Bond, 3.50%, 2/15/39	$1,000	$942
U.S. Treasury Notes, 0.25%, 2/15/15	90	90
1.50%, 6/30/16	250	256
2.25%, 3/31/16	1,200	1,248
2.38%, 6/30/18	1,500	1,556
4.25%, 8/15/15	2,600	2,766
Total U.S. Treasury Securities (Cost $6,833)		6,858
Total Fixed Income Securities (Cost $58,145)		58,925
	Shares
Common Stocks (51.8%)
Australia (0.7%)
AGL Energy Ltd.	677	9
Alumina Ltd. (e)	6,719	7
Amcor Ltd.	2,089	20
AMP Ltd.	5,422	21
ASX Ltd.	375	12
Australia & New Zealand Banking Group Ltd.	4,252	122
BHP Billiton Ltd.	4,416	150
Brambles Ltd.	2,286	19
Coca-Cola Amatil Ltd.	403	4
Commonwealth Bank of Australia	1,913	133
CSL Ltd.	753	46
Echo Entertainment Group Ltd.	278	1
Fortescue Metals Group Ltd.	2,175	11
GPT Group REIT	5,677	17
Incitec Pivot Ltd.	3,211	8
Insurance Australia Group Ltd.	3,794	20
Leighton Holdings Ltd.	311	4
Macquarie Group Ltd.	530	26
National Australia Bank Ltd.	3,145	98
Newcrest Mining Ltd.	987	7
Orica Ltd.	817	17
Origin Energy Ltd.	1,806	23
Orora Ltd. (e)	2,089	2
QBE Insurance Group Ltd.	2,516	26
Recall Holdings Ltd. (e)	457	2
Rio Tinto Ltd.	594	36
Santos Ltd.	1,383	18
Shopping Centres Australasia Property Group REIT	320	—	@
Stockland REIT	6,079	20
Suncorp Group Ltd.	2,222	26
Sydney Airport	562	2
TABCORP Holdings Ltd.	279	1
Telstra Corp., Ltd.	5,482	26
Transurban Group	2,557	16
Treasury Wine Estates Ltd.	1,224	5
Wesfarmers Ltd.	1,504	59
The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Portfolio of Investments (cont'd)

Global Tactical Asset Allocation Portfolio

	Shares	Value (000)
Australia (cont'd)
Westfield Group REIT	3,501	$32
Westfield Retail Trust REIT	3,570	9
Westpac Banking Corp.	3,768	109
Woodside Petroleum Ltd.	832	29
Woolworths Ltd.	1,601	48
		1,241
Austria (0.1%)
Erste Group Bank AG	2,217	77
Immofinanz AG (e)	955	5
OMV AG	1,613	77
Raiffeisen Bank International AG	1,002	35
Verbund AG, Class A	128	3
Voestalpine AG	1,526	73
		270
Belgium (0.3%)
Ageas	374	16
Anheuser-Busch InBev N.V.	1,713	182
Colruyt SA	199	11
Delhaize Group SA	2,407	143
Groupe Bruxelles Lambert SA	202	19
KBC Groep N.V.	1,646	93
Solvay SA, Class A	98	16
Umicore SA	216	10
Viohalco SA (e)	765	4
		494
Bermuda (0.0%)
Brookfield Property Partners LP	40	1
Canada (0.9%)
Agnico-Eagle Mines Ltd.	200	5
Agrium, Inc.	200	18
Bank of Montreal	500	33
Bank of Nova Scotia	800	50
Barrick Gold Corp.	37,100	654
BCE, Inc.	1,000	43
Blackberry Ltd. (e)	500	4
Brookfield Asset Management, Inc., Class A	700	27
Cameco Corp.	500	10
Canadian Imperial Bank of Commerce	500	43
Canadian National Railway Co.	1,000	57
Canadian Natural Resources Ltd.	1,000	34
Canadian Pacific Railway Ltd.	200	30
Cenovus Energy, Inc.	800	23
Crescent Point Energy Corp.	300	12
Eldorado Gold Corp.	600	3
Enbridge, Inc.	900	39
Encana Corp.	900	16
Goldcorp, Inc.	800	17
Imperial Oil Ltd.	100	5
Kinross Gold Corp.	1,200	5
Magna International, Inc.	300	25
Manulife Financial Corp.	2,900	57
	Shares	Value (000)
National Bank of Canada	200	$17
Penn West Petroleum Ltd.	500	4
Potash Corp. of Saskatchewan, Inc.	900	30
Power Corp. of Canada	600	18
Rogers Communications, Inc., Class B	400	18
Royal Bank of Canada	1,200	81
Shoppers Drug Mart Corp.	500	27
Silver Wheaton Corp.	400	8
Sun Life Financial, Inc.	800	28
Suncor Energy, Inc.	1,600	56
Talisman Energy, Inc.	1,000	12
Teck Resources Ltd., Class B	500	13
Thomson Reuters Corp.	500	19
Toronto-Dominion Bank (The)	900	85
TransCanada Corp.	600	28
Yamana Gold, Inc.	900	8
		1,662
Chile (0.0%)
Antofagasta PLC	2,119	29
China (0.0%)
Wynn Macau Ltd. (f)	2,800	13
Denmark (0.1%)
AP Moeller — Maersk A/S	1	10
AP Moeller — Maersk A/S Series B	2	22
Carlsberg A/S Series B	111	12
Danske Bank A/S (e)	684	16
DSV A/S	376	12
Novo Nordisk A/S Series B	815	149
Novozymes A/S Series B	330	14
Vestas Wind Systems A/S (e)	387	12
		247
Finland (0.3%)
Elisa Oyj	277	7
Fortum Oyj	651	15
Kesko Oyj, Class B	66	2
Kone Oyj, Class B	584	26
Metso Oyj	204	9
Neste Oil Oyj	6,557	130
Nokia Oyj (e)	5,675	45
Nokian Renkaat Oyj	240	12
Sampo, Class A	605	30
Stora Enso Oyj, Class R	15,141	152
UPM-Kymmene Oyj	9,461	160
Wartsila Oyj	291	14
		602
France (2.7%)
Aeroports de Paris (ADP)	55	6
Air Liquide SA	470	66
Alcatel-Lucent (e)	7,434	33
Alstom SA	4,572	167
AXA SA	8,723	243
BNP Paribas SA	8,456	659

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Portfolio of Investments (cont'd)

Global Tactical Asset Allocation Portfolio

	Shares	Value (000)
France (cont'd)
Bouygues SA	4,449	$168
Cap Gemini SA	333	22
Carrefour SA	1,347	53
Casino Guichard Perrachon SA	1,115	128
CGG SA (e)	9,535	165
Christian Dior SA	127	24
Cie de St-Gobain	696	38
Cie Generale des Etablissements Michelin Series B	364	39
CNP Assurances	1,998	41
Credit Agricole SA (e)	9,106	117
Danone	1,328	96
Electricite de France	4,612	163
Essilor International SA	303	32
European Aeronautic Defense and Space Co., N.V.	675	52
Fonciere Des Regions REIT	53	5
GDF Suez	8,347	196
Gecina SA REIT	37	5
Groupe Eurotunnel SA	949	10
Klepierre REIT	187	9
L'Oreal SA	665	117
Lafarge SA	345	26
Lagardere SCA	1,410	52
Legrand SA	195	11
LVMH Moet Hennessy Louis Vuitton SA	315	57
Natixis	6,041	36
Orange SA	14,891	184
Pernod-Ricard SA	567	65
Peugeot SA (e)	39,062	507
Publicis Groupe SA	312	29
Remy Cointreau SA	26	2
Renault SA	2,162	174
Safran SA	251	17
Sanofi	776	82
Schneider Electric SA	782	68
SES SA	614	20
Societe Generale SA	6,057	352
Sodexo	272	28
STMicroelectronics N.V.	17,976	144
Suez Environnement Co.	5,705	102
Technip SA	158	15
Thales SA	156	10
Total SA	4,731	290
Unibail-Rodamco SE REIT	89	23
Vallourec SA	167	9
Veolia Environnement SA	10,026	164
Vinci SA	830	54
Vivendi SA	1,756	46
		5,221
	Shares	Value (000)
Germany (1.5%)
Adidas AG	215	$27
Allianz SE (Registered)	484	87
BASF SE	710	76
Bayer AG (Registered)	802	112
Bayerische Motoren Werke AG	433	51
Bayerische Motoren Werke AG (Preference)	309	26
Beiersdorf AG	103	10
Commerzbank AG (e)	6,400	103
Continental AG	103	23
Daimler AG (Registered)	2,615	226
Deutsche Bank AG (Registered)	838	40
Deutsche Boerse AG	187	15
Deutsche Lufthansa AG (Registered) (e)	7,223	153
Deutsche Post AG (Registered)	738	27
Deutsche Telekom AG (Registered)	2,616	45
E.ON SE	9,966	184
Esprit Holdings Ltd. (e)(f)	2,874	6
Fraport AG Frankfurt Airport Services Worldwide	43	3
Fresenius Medical Care AG & Co., KGaA	226	16
Fresenius SE & Co., KGaA	165	25
HeidelbergCement AG	2,040	155
Henkel AG & Co., KGaA	328	34
Henkel AG & Co., KGaA (Preference)	360	42
Hochtief AG	1,149	98
Infineon Technologies AG	1,553	17
K&S AG (Registered)	108	3
Lanxess AG	64	4
Linde AG	186	39
Merck KGaA	118	21
Metro AG	3,401	165
Muenchener Rueckversicherungs AG (Registered)	249	55
Osram Licht AG (e)	69	4
Porsche Automobil Holding SE (Preference)	1,784	186
QIAGEN N.V. (e)	570	13
RWE AG	4,707	172
Salzgitter AG	88	4
SAP AG	960	82
Siemens AG (Registered)	696	95
Suedzucker AG	2,879	78
ThyssenKrupp AG (e)	249	6
Volkswagen AG	611	166
Volkswagen AG (Preference)	726	204
		2,898
Greece (0.2%)
Aegean Airlines SA (e)	62	—	@
Alpha Bank AE (e)	19,074	17
Athens Water Supply & Sewage Co., SA (The)	229	2
Diagnostic & Therapeutic Center of Athens Hygeia SA (e)	728	—	@
Ellaktor SA (e)	948	4

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Portfolio of Investments (cont'd)

Global Tactical Asset Allocation Portfolio

	Shares	Value (000)
Greece (cont'd)
Elval — Hellenic Aluminium Industry SA (e)	125	$—	@
Folli Follie SA (e)	485	16
Fourlis Holdings SA (e)	456	3
Frigoglass SA (e)	223	2
GEK Terna Holding Real Estate Construction SA (e)	1,723	8
Hellenic Exchanges — Athens Stock Exchange SA Holding	1,142	13
Hellenic Petroleum SA	477	5
Hellenic Telecommunications Organization SA (e)	3,803	51
Intracom Holdings SA (Registered) (e)	1,658	1
Intralot SA-Integrated Lottery Systems & Services	2,979	8
JUMBO SA (e)	546	9
Marfin Investment Group Holdings SA (e)	8,494	4
Metka SA	395	6
MLS Multimedia SA (e)	139	1
Motor Oil Hellas Corinth Refineries SA	620	7
Mytilineos Holdings SA (e)	1,043	8
National Bank of Greece SA (e)	5,180	27
OPAP SA	3,257	43
Piraeus Bank SA (e)	14,481	30
Piraeus Port Authority	76	2
Public Power Corp. SA	5,138	76
Sidenor Steel Products Manufacturing Co., SA (e)	544	1
Terna Energy SA (e)	592	3
Thessaloniki Port Authority SA	24	1
Titan Cement Co., SA (e)	863	24
		372
Hong Kong (0.2%)
Bank of East Asia Ltd.	3,240	14
BOC Hong Kong Holdings Ltd.	4,500	14
Cheung Kong Holdings Ltd.	2,000	32
CLP Holdings Ltd.	2,700	21
Hang Lung Group Ltd.	1,000	5
Hang Lung Properties Ltd.	4,000	13
Hang Seng Bank Ltd.	1,700	28
Henderson Land Development Co., Ltd.	2,480	14
Hong Kong & China Gas Co., Ltd.	5,841	13
Hong Kong Exchanges and Clearing Ltd.	1,327	22
Hutchison Whampoa Ltd.	3,000	41
Kerry Logistics Network Ltd. (e)	750	1
Kerry Properties Ltd.	1,500	5
Link REIT (The)	2,754	13
MTR Corp., Ltd.	3,088	12
New World Development Co., Ltd.	5,037	6
Power Assets Holdings Ltd.	2,000	16
Sands China Ltd.	3,200	26
Sino Land Co., Ltd.	5,567	8
Sun Hung Kai Properties Ltd.	2,315	29
Swire Pacific Ltd., Class A	1,000	12
Swire Properties Ltd.	950	2
Wharf Holdings Ltd.	1,400	11
		358
	Shares	Value (000)
Ireland (0.0%)
Bank of Ireland (e)	137,471	$48
CRH PLC	832	21
Kerry Group PLC, Class A	153	10
		79
Italy (1.7%)
Assicurazioni Generali SpA	1,305	31
Atlantia SpA	346	8
Banca Monte dei Paschi di Siena SpA (e)	41,692	10
Banco Popolare SC (e)	1,972	4
Enel Green Power SpA	1,917	5
Enel SpA	41,503	181
Eni SpA	8,647	208
Exor SpA	2,136	85
Fiat SpA (e)	21,049	172
Finmeccanica SpA (e)	598	5
Intesa Sanpaolo SpA	408,665	1,009
Luxottica Group SpA	117	6
Mediobanca SpA (e)	766	7
Prysmian SpA	198	5
Saipem SpA	257	5
Snam SpA	1,686	9
Telecom Italia SpA	251,713	232
Terna Rete Elettrica Nazionale SpA	1,572	8
UniCredit SpA	152,062	1,125
Unione di Banche Italiane SCPA	6,386	43
		3,158
Japan (2.1%)
Aeon Co., Ltd.	2,900	39
Aisin Seiki Co., Ltd.	400	16
Ajinomoto Co., Inc.	3,000	43
Asahi Glass Co., Ltd.	2,000	12
Asahi Group Holdings Ltd.	1,500	42
Asahi Kasei Corp.	3,000	23
Astellas Pharma, Inc.	500	30
Bank of Yokohama Ltd. (The)	5,000	28
Bridgestone Corp.	1,200	45
Calbee, Inc.	100	2
Canon, Inc.	1,300	41
Central Japan Railway Co.	234	28
Chubu Electric Power Co., Inc.	1,100	14
Chugoku Electric Power Co., Inc. (The)	700	11
Coca-Cola West Co., Ltd.	100	2
Dai Nippon Printing Co., Ltd.	1,000	11
Dai-ichi Life Insurance Co., Ltd. (The)	1,700	28
Daiichi Sankyo Co., Ltd.	1,000	18
Daikin Industries Ltd.	400	25
Daiwa House Industry Co., Ltd.	2,000	39
Daiwa Securities Group, Inc.	5,000	50
Denso Corp.	700	37
East Japan Railway Co.	500	40
Eisai Co., Ltd.	600	23
FamilyMart Co., Ltd.	100	5

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Portfolio of Investments (cont'd)

Global Tactical Asset Allocation Portfolio

	Shares	Value (000)
Japan (cont'd)
FANUC Corp.	300	$55
Fast Retailing Co., Ltd.	100	41
FUJIFILM Holdings Corp.	1,000	28
Fujitsu Ltd. (e)	4,000	21
Hankyu Hanshin Holdings, Inc.	5,000	27
Hitachi Ltd.	5,000	38
Honda Motor Co., Ltd.	1,900	78
Hoya Corp.	900	25
Inpex Corp.	1,200	15
ITOCHU Corp.	2,200	27
Japan Tobacco, Inc.	3,046	99
JFE Holdings, Inc.	900	21
JX Holdings, Inc.	4,300	22
Kansai Electric Power Co., Inc. (The) (e)	1,200	14
Kao Corp.	1,600	50
KDDI Corp.	623	38
Keyence Corp.	200	85
Kintetsu Corp.	6,000	21
Kirin Holdings Co., Ltd.	3,000	43
Kobe Steel Ltd. (e)	8,000	14
Komatsu Ltd.	1,600	32
Konica Minolta, Inc.	1,500	15
Kubota Corp.	3,000	50
Kuraray Co., Ltd.	1,000	12
Kyocera Corp.	600	30
Kyushu Electric Power Co., Inc. (e)	800	10
Lawson, Inc.	100	7
LIXIL Group Corp.	1,100	30
Marubeni Corp.	3,000	22
MEIJI Holdings Co., Ltd.	100	6
Mitsubishi Chemical Holdings Corp.	3,500	16
Mitsubishi Corp.	1,800	34
Mitsubishi Electric Corp.	3,000	38
Mitsubishi Estate Co., Ltd.	2,000	60
Mitsubishi Heavy Industries Ltd.	7,000	43
Mitsui & Co., Ltd.	2,200	31
Mitsui Fudosan Co., Ltd.	2,000	72
Mitsui OSK Lines Ltd.	3,000	14
Mizuho Financial Group, Inc.	28,900	63
MS&AD Insurance Group Holdings	1,100	30
Murata Manufacturing Co., Ltd.	300	27
NEC Corp.	8,000	18
NGK Insulators Ltd.	1,000	19
Nidec Corp.	200	20
Nikon Corp.	800	15
Nintendo Co., Ltd.	100	13
Nippon Building Fund, Inc. REIT	4	23
Nippon Steel Sumitomo Metal Corp.	10,000	33
Nippon Telegraph & Telephone Corp.	700	38
Nippon Yusen KK	3,000	10
Nissan Motor Co., Ltd.	3,000	25
Nisshin Seifun Group, Inc.	300	3
	Shares	Value (000)
Nissin Foods Holdings Co., Ltd.	100	$4
Nitto Denko Corp.	300	13
NKSJ Holdings, Inc.	1,000	28
Nomura Holdings, Inc.	5,300	41
NTT DoCoMo, Inc.	2,100	34
Odakyu Electric Railway Co., Ltd.	3,000	27
Olympus Corp. (e)	500	16
Omron Corp.	700	31
Oriental Land Co., Ltd.	200	29
ORIX Corp.	1,710	30
Osaka Gas Co., Ltd.	5,000	20
Panasonic Corp.	2,800	33
Rakuten, Inc.	2,000	30
Ricoh Co., Ltd.	2,000	21
Rohm Co., Ltd.	300	15
Secom Co., Ltd.	500	30
Sekisui House Ltd.	2,000	28
Seven & I Holdings Co., Ltd.	2,400	95
Sharp Corp. (e)	2,000	6
Shikoku Electric Power Co., Inc. (e)	500	8
Shin-Etsu Chemical Co., Ltd.	500	29
Shionogi & Co., Ltd.	1,200	26
Shiseido Co., Ltd.	1,400	23
Shizuoka Bank Ltd. (The)	3,000	32
SMC Corp.	200	50
Softbank Corp.	1,100	96
Sony Corp.	1,300	23
Sumitomo Chemical Co., Ltd.	3,000	12
Sumitomo Corp.	1,900	24
Sumitomo Electric Industries Ltd.	1,200	20
Sumitomo Metal Mining Co., Ltd.	1,000	13
Sumitomo Mitsui Financial Group, Inc.	1,900	98
Sumitomo Mitsui Trust Holdings, Inc.	5,000	26
Sumitomo Realty & Development Co., Ltd.	1,000	50
Suntory Beverage & Food Ltd.	200	6
Suzuki Motor Corp.	700	19
T&D Holdings, Inc.	1,700	24
Takeda Pharmaceutical Co., Ltd.	900	41
TDK Corp.	400	19
Terumo Corp.	500	24
Tohoku Electric Power Co., Inc. (e)	1,000	11
Tokio Marine Holdings, Inc.	1,100	37
Tokyo Electric Power Co., Inc. (e)	3,400	17
Tokyo Electron Ltd.	500	27
Tokyo Gas Co., Ltd.	4,000	20
Tokyu Corp.	3,000	19
Toray Industries, Inc.	3,000	21
Toshiba Corp.	5,000	21
Toyota Industries Corp.	800	36
Toyota Motor Corp.	3,400	207
Unicharm Corp.	200	11
West Japan Railway Co.	400	17
Yahoo! Japan Corp.	4,700	26

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Portfolio of Investments (cont'd)

Global Tactical Asset Allocation Portfolio

	Shares	Value (000)
Japan (cont'd)
Yakult Honsha Co., Ltd.	100	$5
Yamada Denki Co., Ltd.	2,500	8
Yamato Holdings Co., Ltd.	400	8
		3,958
Kazakhstan (0.0%)
Kazakhmys PLC	1,579	6
Netherlands (0.4%)
Aegon N.V.	16,901	159
Akzo Nobel N.V.	388	30
ArcelorMittal	1,340	24
ASML Holding N.V.	509	48
CNH Industrial N.V. (e)	777	9
Corio N.V. REIT	116	5
Fugro N.V. CVA	96	6
Heineken Holding N.V.	103	6
Heineken N.V.	850	57
ING Groep N.V. CVA (e)	5,653	78
Koninklijke Ahold N.V.	2,770	50
Koninklijke KPN N.V. (e)	1,823	6
Koninklijke Philips N.V.	1,872	69
Koninklijke Vopak N.V.	116	7
PostNL N.V. (e)	656	4
TNT Express N.V.	586	5
Unilever N.V. CVA	3,619	146
		709
Norway (0.1%)
Aker Solutions ASA	246	4
DnB ASA	2,312	41
Kvaerner ASA	246	1
Norsk Hydro ASA	1,778	8
Orkla ASA	1,990	16
REC Silicon ASA (e)	1,171	1
Statoil ASA	2,284	55
Subsea 7 SA	420	8
Telenor ASA	995	24
Veripos, Inc.	42	—	@
Yara International ASA	352	15
		173
Poland (0.0%)
Jeronimo Martins SGPS SA	3,833	75
Portugal (0.3%)
Altri SGPS SA	1,395	4
Banco BPI SA (e)	7,655	13
Banco Comercial Portugues SA (e)	326,611	75
Banco Espirito Santo SA (Registered) (e)	59,457	85
EDP — Energias de Portugal SA	46,800	172
Galp Energia SGPS SA	4,628	76
Mota-Engil SGPS SA	846	5
Portucel SA	1,079	4
Portugal Telecom SGPS SA (Registered)	33,128	144
Sonae	4,732	7
	Shares	Value (000)
Sonaecom — SGPS SA	2,160	$7
Zon Optimus SGPS SA	1,060	8
		600
South Africa (0.2%)
SABMiller PLC	5,455	280
Spain (1.2%)
Abertis Infraestructuras SA	497	11
ACS Actividades de Construccion y Servicios SA	4,942	170
Amadeus IT Holding SA, Class A	300	13
Banco Bilbao Vizcaya Argentaria SA	42,632	525
Banco de Sabadell SA	29,404	77
Banco Popular Espanol SA (e)	9,394	57
Banco Santander SA	85,291	763
Bankia SA (e)	26,830	45
CaixaBank SA	9,218	48
Distribuidora Internacional de Alimentacion SA	1,566	14
EDP Renovaveis SA	4,816	26
Enagas SA	359	9
Ferrovial SA	526	10
Gas Natural SDG SA	327	8
Grifols SA	139	7
Grifols SA, Class B	19	1
Iberdrola SA	28,423	181
Inditex SA	281	46
International Consolidated Airlines Group SA (e)	1,797	12
Red Electrica Corp., SA	144	10
Repsol SA	7,296	184
Telefonica SA	4,272	70
		2,287
Sweden (0.8%)
Alfa Laval AB	1,433	37
Assa Abloy AB, Class B	1,134	60
Atlas Copco AB, Class A	2,752	76
Atlas Copco AB, Class B	1,447	37
Boliden AB	904	14
Electrolux AB, Class B	644	17
Hennes & Mauritz AB, Class B	3,058	141
Hexagon AB, Class B	800	25
Husqvarna AB, Class B	486	3
Investment AB Kinnevik	376	17
Investor AB, Class B	1,472	51
Millicom International Cellular SA SDR	268	27
Nordea Bank AB	10,414	140
Ratos AB, Class B	242	2
Sandvik AB	3,965	56
Scania AB, Class B	1,119	22
Skandinaviska Enskilda Banken AB	7,682	101
Skanska AB, Class B	815	17
SKF AB, Class B	1,216	32
Svenska Cellulosa AB SCA, Class B	2,542	78
Svenska Handelsbanken AB, Class A	2,527	124
Swedbank AB, Class A	1,753	49
Swedish Match AB	1,654	53

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Portfolio of Investments (cont'd)

Global Tactical Asset Allocation Portfolio

	Shares	Value (000)
Sweden (cont'd)
Tele2 AB, Class B	1,116	$13
Telefonaktiebolaget LM Ericsson, Class B	10,055	123
TeliaSonera AB	14,846	123
Volvo AB, Class B	5,564	73
		1,511
Switzerland (2.3%)
ABB Ltd. (Registered) (e)	9,136	240
Actelion Ltd. (Registered) (e)	826	70
Adecco SA (Registered) (e)	856	68
Aryzta AG (e)	88	7
Baloise Holding AG (Registered)	328	42
Barry Callebaut AG (Registered) (e)	2	3
Cie Financiere Richemont SA (Registered)	1,741	173
Coca-Cola HBC AG (e)	926	27
Credit Suisse Group AG (Registered) (e)	4,492	137
GAM Holding AG (e)	1,136	22
Geberit AG (Registered)	272	83
Givaudan SA (Registered) (e)	43	61
Holcim Ltd. (Registered) (e)	803	60
Julius Baer Group Ltd. (e)	872	42
Kuehne & Nagel International AG (Registered)	257	34
Lindt & Spruengli AG	1	5
Lonza Group AG (Registered) (e)	409	39
Nestle SA (Registered)	13,749	1,006
Novartis AG (Registered)	4,021	321
Roche Holding AG (Genusschein)	3,741	1,045
Schindler Holding AG	292	43
SGS SA (Registered)	41	94
Sonova Holding AG (Registered) (e)	429	58
Swatch Group AG (The)	117	77
Swiss Life Holding AG (Registered) (e)	132	27
Swiss Re AG (e)	487	45
Syngenta AG (Registered)	460	183
UBS AG (Registered) (e)	13,619	258
Zurich Insurance Group AG (e)	679	197
		4,467
United Kingdom (5.5%)
3i Group PLC	4,963	32
Admiral Group PLC	1,371	30
AMEC PLC	1,662	30
Anglo American PLC	4,826	105
ARM Holdings PLC	9,016	164
Associated British Foods PLC	363	15
AstraZeneca PLC	3,073	182
Aviva PLC	14,316	107
BAE Systems PLC	18,477	133
Barclays PLC	82,361	371
BG Group PLC	11,049	237
BHP Billiton PLC	7,996	247
BP PLC	42,651	345
British American Tobacco PLC	8,605	461
British Land Co., PLC REIT	5,003	52
	Shares	Value (000)
British Sky Broadcasting Group PLC	7,459	$104
BT Group PLC	49,753	313
Burberry Group PLC	1,622	41
Cairn Energy PLC (e)	2,702	12
Capita PLC	4,187	72
Centrica PLC	23,157	133
Compass Group PLC	10,623	170
Diageo PLC	11,431	379
Experian PLC	5,734	106
G4S PLC	13,331	58
GlaxoSmithKline PLC	9,930	265
Glencore Xstrata PLC (e)	29,369	152
Hammerson PLC REIT	3,958	33
HSBC Holdings PLC	28,958	318
ICAP PLC	2,393	18
Imperial Tobacco Group PLC	5,073	196
Inmarsat PLC	860	11
Intu Properties PLC REIT	3,113	16
Investec PLC	2,907	21
J Sainsbury PLC	1,255	8
Johnson Matthey PLC	960	52
Land Securities Group PLC REIT	4,269	68
Legal & General Group PLC	23,729	88
Lloyds Banking Group PLC (e)	97,907	128
Man Group PLC	8,436	12
Marks & Spencer Group PLC	5,352	38
National Grid PLC	13,973	182
Next PLC	1,228	111
Old Mutual PLC	19,436	61
Petrofac Ltd.	1,454	29
Prudential PLC	13,665	303
Randgold Resources Ltd.	323	20
Reckitt Benckiser Group PLC	3,636	289
Reed Elsevier PLC	7,017	104
Resolution Ltd.	7,959	47
Rexam PLC	3,855	34
Rio Tinto PLC	5,060	286
Rolls-Royce Holdings PLC (e)	12,280	259
Royal Bank of Scotland Group PLC (e)	12,080	68
Royal Dutch Shell PLC, Class A	11,092	397
Royal Dutch Shell PLC, Class B	8,887	336
RSA Insurance Group PLC	19,673	30
Schroders PLC	497	21
Segro PLC REIT	4,169	23
Severn Trent PLC	1,079	30
Shire PLC	4,249	201
Smith & Nephew PLC	5,772	82
Smiths Group PLC	2,245	55
SSE PLC	4,267	97
Standard Chartered PLC	5,472	123
Standard Life PLC	10,449	62
Tate & Lyle PLC	471	6
Tesco PLC	34,831	193

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Portfolio of Investments (cont'd)

Global Tactical Asset Allocation Portfolio

	Shares	Value (000)
United Kingdom (cont'd)
Tullow Oil PLC	4,038	$57
Unilever PLC	5,941	244
United Utilities Group PLC	3,293	37
Vodafone Group PLC	235,310	923
Weir Group PLC (The)	985	35
WM Morrison Supermarkets PLC	13,224	57
Wolseley PLC	1,199	68
WPP PLC	12,234	280
		10,473
United States (30.2%)
3M Co.	4,129	579
AAON, Inc.	401	13
Aaron's, Inc.	1,418	42
Abbott Laboratories	5,682	218
AbbVie, Inc.	4,882	258
Accenture PLC, Class A	2,786	229
Actuant Corp., Class A	1,119	41
Acuity Brands, Inc.	382	42
Adobe Systems, Inc. (e)	974	58
ADT Corp. (The)	13	1
Advance Auto Parts, Inc.	373	41
AES Corp.	374	5
Aetna, Inc.	385	26
AGCO Corp.	708	42
Agilent Technologies, Inc.	203	12
Alexion Pharmaceuticals, Inc. (e)	221	29
Allergan, Inc.	1,033	115
Alpha Natural Resources, Inc. (e)	109	1
Altera Corp.	401	13
Altria Group, Inc.	10,529	404
Amazon.com, Inc. (e)	1,483	591
Ameren Corp.	189	7
American Electric Power Co., Inc.	752	35
American Express Co.	15,874	1,440
American International Group, Inc.	8,100	414
American Tower Corp. REIT	558	45
Ameriprise Financial, Inc.	201	23
AmerisourceBergen Corp.	454	32
AMETEK, Inc.	787	41
Amgen, Inc.	2,768	316
Amphenol Corp., Class A	484	43
Anadarko Petroleum Corp.	3,912	310
Analog Devices, Inc.	152	8
Analogic Corp.	304	27
Annaly Capital Management, Inc. REIT	1,117	11
Apache Corp.	229	20
Apple, Inc.	3,055	1,714
Archer-Daniels-Midland Co.	596	26
Arkansas Best Corp.	1,186	40
AT&T, Inc.	17,038	599
Automatic Data Processing, Inc.	411	33
Avery Dennison Corp.	471	24
	Shares	Value (000)
Avon Products, Inc.	388	$7
Baker Hughes, Inc.	741	41
Balchem Corp.	366	22
Bank of America Corp.	49,771	775
Bank of New York Mellon Corp. (The)	1,149	40
Baxter International, Inc.	3,758	261
BB&T Corp.	1,116	42
Beam, Inc.	132	9
Becton Dickinson and Co.	363	40
Bed Bath & Beyond, Inc. (e)	391	31
Belden, Inc.	581	41
Berkshire Hathaway, Inc., Class B (e)	4,000	474
Biogen Idec, Inc. (e)	1,250	350
BlackRock, Inc.	1,249	395
Boeing Co. (The)	2,731	373
Boston Properties, Inc. REIT	158	16
Boston Scientific Corp. (e)	786	9
Bristol-Myers Squibb Co.	9,568	509
Broadcom Corp., Class A	437	13
Brown-Forman Corp., Class B	112	8
Brunswick Corp.	891	41
Bunge Ltd.	134	11
C.H. Robinson Worldwide, Inc.	209	12
Cablevision Systems Corp.	688	12
Cabot Oil & Gas Corp.	1,056	41
Cal-Maine Foods, Inc.	299	18
Callaway Golf Co.	2,221	19
Cameron International Corp. (e)	80	5
Campbell Soup Co.	186	8
Cantel Medical Corp.	844	29
Capital One Financial Corp.	201	15
Cardinal Health, Inc.	164	11
CareFusion Corp. (e)	496	20
Carnival Corp.	2	—	@
Cash America International, Inc.	664	25
Caterpillar, Inc.	3,832	348
Cathay General Bancorp	1,272	34
CBS Corp., Class B	911	58
Celgene Corp. (e)	1,722	291
CenterPoint Energy, Inc.	158	4
CenturyLink, Inc.	908	29
Cerner Corp. (e)	770	43
CF Industries Holdings, Inc.	184	43
Charles Schwab Corp. (The)	1,957	51
Chesapeake Energy Corp.	223	6
Chevron Corp.	7,032	878
Chipotle Mexican Grill, Inc. (e)	40	21
Church & Dwight Co., Inc.	124	8
Cigna Corp.	867	76
Cimarex Energy Co.	394	41
Cintas Corp.	169	10
CIRCOR International, Inc.	291	24
Cisco Systems, Inc.	20,077	451

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Portfolio of Investments (cont'd)

Global Tactical Asset Allocation Portfolio

	Shares	Value (000)
United States (cont'd)
CIT Group, Inc.	544	$28
Citigroup, Inc. (See Note H)	13,846	722
Citrix Systems, Inc. (e)	333	21
Cliffs Natural Resources, Inc.	15	—	@
Clorox Co. (The)	118	11
CME Group, Inc.	191	15
Coach, Inc.	422	24
Coca-Cola Co. (The)	7,537	311
Coca-Cola Enterprises, Inc.	338	15
Cognizant Technology Solutions Corp., Class A (e)	363	37
Colgate-Palmolive Co.	11,836	772
Comcast Corp., Class A	9,888	514
Comcast Corp. Special Class A	806	40
Comerica, Inc.	201	10
ConAgra Foods, Inc.	379	13
Concho Resources, Inc. (e)	109	12
ConocoPhillips	7,057	499
CONSOL Energy, Inc.	514	20
Consolidated Edison, Inc.	416	23
Constellation Brands, Inc., Class A (e)	148	10
Cooper Cos., Inc. (The)	330	41
Costco Wholesale Corp.	3,002	357
Covidien PLC	213	15
CR Bard, Inc.	418	56
Crown Castle International Corp. (e)	635	47
CST Brands, Inc.	1,216	45
CSX Corp.	850	24
Cubic Corp.	491	26
Cummins, Inc.	9	1
CVS Caremark Corp.	12,852	920
Cytec Industries, Inc.	455	42
Danaher Corp.	6,160	476
DaVita HealthCare Partners, Inc. (e)	282	18
Deere & Co.	22	2
Deltic Timber Corp.	123	8
DENTSPLY International, Inc.	837	41
Devon Energy Corp.	456	28
DIRECTV, Class A (e)	612	42
Discover Financial Services	705	39
Discovery Communications, Inc., Class A (e)	605	55
Discovery Communications, Inc., Class C (e)	605	51
Dominion Resources, Inc.	454	29
Dow Chemical Co. (The)	6,600	293
Dr. Pepper Snapple Group, Inc.	185	9
DTE Energy Co.	363	24
Duke Energy Corp.	3,155	218
Dun & Bradstreet Corp. (The)	144	18
Eagle Materials, Inc.	555	43
Eaton Corp., PLC	27	2
eBay, Inc. (e)	6,559	360
Ecolab, Inc.	29	3
Edison International	548	25
	Shares	Value (000)
Edwards Lifesciences Corp. (e)	147	$10
EI du Pont de Nemours & Co.	4,800	312
Eli Lilly & Co.	4,232	216
EMC Corp.	15,015	378
EMCOR Group, Inc.	1,004	43
Emerson Electric Co.	3,934	276
Encore Wire Corp.	270	15
Energizer Holdings, Inc.	56	6
Ensign Group, Inc. (The)	404	18
Entergy Corp.	365	23
EOG Resources, Inc.	750	126
EQT Corp.	464	42
Equity Residential REIT	437	23
Estee Lauder Cos., Inc. (The), Class A	684	52
Exelon Corp.	799	22
Express Scripts Holding Co. (e)	2,660	187
Exxon Mobil Corp.	14,674	1,485
Facebook, Inc., Class A (e)	5,300	290
Fair Isaac Corp.	673	42
Fastenal Co.	14	1
FedEx Corp.	709	102
FEI Co.	457	41
Fifth Third Bancorp	1,665	35
Financial Engines, Inc.	600	42
FirstEnergy Corp.	491	16
Fluor Corp.	41	3
FMC Technologies, Inc. (e)	89	5
Ford Motor Co.	19,894	307
Franklin Electric Co., Inc.	726	32
Franklin Resources, Inc.	401	23
Freeport-McMoRan Copper & Gold, Inc.	34,800	1,313
Frontier Communications Corp.	723	3
General Dynamics Corp.	66	6
General Electric Co.	21,808	611
General Growth Properties, Inc. REIT	1,205	24
General Mills, Inc.	1,529	76
Gilead Sciences, Inc. (e)	4,673	351
Global Payments, Inc.	658	43
Goldman Sachs Group, Inc. (The)	2,125	377
Google, Inc., Class A (e)	758	850
Green Mountain Coffee Roasters, Inc. (e)	125	9
Halliburton Co.	32,630	1,656
HCP, Inc. REIT	398	14
Health Care, Inc. REIT	437	23
Heartland Express, Inc.	1,309	26
Heartland Payment Systems, Inc.	869	43
Henry Schein, Inc. (e)	149	17
Herbalife Ltd.	80	6
Hershey Co. (The)	291	28
Hess Corp.	209	17
Hewlett-Packard Co.	4,706	132
Home Depot, Inc.	6,600	543
Honeywell International, Inc.	6,241	570

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Portfolio of Investments (cont'd)

Global Tactical Asset Allocation Portfolio

	Shares	Value (000)
United States (cont'd)
Hormel Foods Corp.	132	$6
Hudson City Bancorp, Inc.	170	2
Humana, Inc.	118	12
Illinois Tool Works, Inc.	26	2
Intel Corp.	11,863	308
IntercontinentalExchange Group, Inc.	115	26
Interface, Inc.	1,041	23
International Business Machines Corp.	3,546	665
International Speedway Corp., Class A	316	11
Interpublic Group of Cos., Inc. (The)	1,560	28
Intuit, Inc.	405	31
Intuitive Surgical, Inc. (e)	43	17
Invacare Corp.	665	15
Invesco Ltd.	752	27
Iron Mountain, Inc.	561	17
JM Smucker Co. (The)	98	10
Johnson & Johnson	10,320	945
Johnson Controls, Inc.	688	35
Jones Lang LaSalle, Inc.	405	42
Joy Global, Inc.	41	2
JPMorgan Chase & Co.	18,638	1,090
Juniper Networks, Inc. (e)	1,098	25
KB Home	2,456	45
Kellogg Co.	838	51
KeyCorp	1,279	17
Kimberly-Clark Corp.	3,344	349
Kimco Realty Corp. REIT	926	18
Kohl's Corp.	382	22
Kraft Foods Group, Inc.	637	34
Kroger Co. (The)	1,406	56
L Brands, Inc.	450	28
La-Z-Boy, Inc.	1,363	42
Laboratory Corp. of America Holdings (e)	155	14
Landstar System, Inc.	720	41
Las Vegas Sands Corp.	147	12
Lennar Corp., Class A	1,092	43
Li & Fung Ltd. (f)	8,000	10
Liberty Global PLC, Class A (e)	339	30
Liberty Global PLC Series C (e)	480	41
Liberty Property Trust REIT	542	18
Lindsay Corp.	491	41
Lockheed Martin Corp.	14	2
Loews Corp.	856	41
Lorillard, Inc.	343	17
Lowe's Cos., Inc.	7,042	349
M&T Bank Corp.	181	21
Macerich Co. (The) REIT	437	26
Mallinckrodt PLC (e)	26	1
Manpowergroup, Inc.	99	9
Marathon Oil Corp.	586	21
Marathon Petroleum Corp.	419	38
	Shares	Value (000)
Marriott International, Inc., Class A	2	$—	@
Mastercard, Inc., Class A	841	703
MAXIMUS, Inc.	940	41
McCormick & Co., Inc.	109	8
McDonald's Corp.	4,074	395
McGraw Hill Financial, Inc.	496	39
McKesson Corp.	634	102
Mead Johnson Nutrition Co.	420	35
Medtronic, Inc.	7,145	410
Merck & Co., Inc.	7,922	397
Microsoft Corp.	24,114	903
Minerals Technologies, Inc.	526	32
Molson Coors Brewing Co., Class B	136	8
Mondelez International, Inc., Class A	4,264	151
Monsanto Co.	1,048	122
Monster Beverage Corp. (e)	128	9
Mosaic Co. (The)	26	1
Murphy Oil Corp.	416	27
Murphy USA, Inc. (e)	129	5
NASDAQ OMX Group, Inc. (The)	170	7
National Oilwell Varco, Inc.	597	48
NetApp, Inc.	1,014	42
New York Community Bancorp, Inc.	170	3
Newfield Exploration Co. (e)	534	13
Newmont Mining Corp.	25,744	593
News Corp., Class A (e)	1,494	27
News Corp., Class B (e)	256	5
NextEra Energy, Inc.	399	34
NII Holdings, Inc. (e)	90	—	@
NIKE, Inc., Class B	6,402	503
Noble Corp. PLC	201	8
Noble Energy, Inc.	356	24
Nordstrom, Inc.	124	8
Norfolk Southern Corp.	787	73
Northrop Grumman Corp.	17	2
O'Reilly Automotive, Inc. (e)	229	30
Occidental Petroleum Corp.	3,503	333
Olympic Steel, Inc.	162	5
Omnicom Group, Inc.	359	27
ONEOK, Inc.	408	25
Oracle Corp.	14,707	563
PACCAR, Inc.	20	1
Peabody Energy Corp.	703	14
Pentair Ltd.	6	—	@
People's United Financial, Inc.	170	3
PepsiCo, Inc.	6,986	579
PerkinElmer, Inc.	1,000	41
Perrigo Co., PLC	258	40
Pfizer, Inc.	17,312	530
PG&E Corp.	544	22
Philip Morris International, Inc.	6,662	580
Phillips 66	2,437	188

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Portfolio of Investments (cont'd)

Global Tactical Asset Allocation Portfolio

	Shares	Value (000)
United States (cont'd)
Pioneer Natural Resources Co.	598	$110
Pitney Bowes, Inc.	184	4
Plum Creek Timber Co., Inc. REIT	542	25
PNC Financial Services Group, Inc. (The)	2,010	156
PolyOne Corp.	1,187	42
Power Integrations, Inc.	695	39
PPL Corp.	571	17
Praxair, Inc.	26	3
Precision Castparts Corp.	158	43
Priceline.com, Inc. (e)	48	56
PrivateBancorp, Inc.	1,432	41
Procter & Gamble Co. (The)	13,042	1,062
ProLogis, Inc. REIT	397	15
Public Service Enterprise Group, Inc.	671	22
Public Storage REIT	151	23
PVH Corp.	309	42
QEP Resources, Inc.	1,328	41
Qualcomm, Inc.	9,876	733
Quest Diagnostics, Inc.	232	12
Range Resources Corp.	626	53
Rayonier, Inc. REIT	460	19
Raytheon Co.	20	2
Regions Financial Corp.	1,787	18
Republic Services, Inc.	596	20
Reynolds American, Inc.	299	15
Robert Half International, Inc.	201	8
Rockwell Automation, Inc.	9	1
Roper Industries, Inc.	302	42
Ross Stores, Inc.	416	31
Rouse Properties, Inc. REIT	44	1
Royal Caribbean Cruises Ltd.	2	—	@
Ryland Group, Inc. (The)	1,016	44
Safeway, Inc.	219	7
Salesforce.com, Inc. (e)	549	30
SanDisk Corp.	382	27
Schlumberger Ltd.	5,019	452
Scripps Networks Interactive, Inc., Class A	143	12
Sempra Energy	431	39
Simon Property Group, Inc. REIT	1,488	226
SM Energy Co.	496	41
Sonic Automotive, Inc., Class A	1,611	39
Southern Co. (The)	666	27
Southwestern Energy Co. (e)	672	26
Spectra Energy Corp.	805	29
Sprint Corp. (e)	3,916	42
St. Jude Medical, Inc.	444	28
Standex International Corp.	198	12
Staples, Inc.	425	7
Starbucks Corp.	4,097	321
State Street Corp.	432	32
Stericycle, Inc. (e)	235	27
	Shares	Value (000)
Stewart Information Services Corp.	721	$23
Stryker Corp.	405	30
SunTrust Banks, Inc.	631	23
Symantec Corp.	918	22
Sysco Corp.	1,428	52
T. Rowe Price Group, Inc.	362	30
Target Corp.	3,847	243
TE Connectivity Ltd.	167	9
Tenaris SA	473	10
Texas Instruments, Inc.	11,124	488
Textron, Inc.	1,242	46
Thermo Fisher Scientific, Inc.	860	96
Time Warner Cable, Inc.	448	61
Time Warner, Inc.	2,356	164
Titan International, Inc.	1,895	34
TJX Cos., Inc.	1,969	126
Tractor Supply Co.	546	42
Triumph Group, Inc.	547	42
Twenty-First Century Fox, Inc.	5,701	200
Tyco International Ltd.	27	1
Tyson Foods, Inc., Class A	1,450	49
Ultra Petroleum Corp. (e)	130	3
UniFirst Corp.	391	42
Union Pacific Corp.	3,156	530
United Parcel Service, Inc., Class B	7,570	795
United Technologies Corp.	11,544	1,314
UnitedHealth Group, Inc.	6,491	489
Universal Health Services, Inc., Class B	512	42
US Bancorp	5,159	208
UTi Worldwide, Inc.	2,408	42
Valero Energy Corp.	746	38
Valmont Industries, Inc.	279	42
Varian Medical Systems, Inc. (e)	357	28
Ventas, Inc. REIT	437	25
Verisk Analytics, Inc., Class A (e)	152	10
Verizon Communications, Inc.	7,302	359
VF Corp.	424	26
Viacom, Inc., Class B	373	33
Visa, Inc., Class A	2,780	619
Vornado Realty Trust REIT	118	11
Vulcan Materials Co.	708	42
Wabtec Corp.	548	41
Wal-Mart Stores, Inc.	13,085	1,030
Walgreen Co.	1,921	110
Walt Disney Co. (The)	7,082	541
Waste Management, Inc.	610	27
Weatherford International Ltd. (e)	1,834	28
WellPoint, Inc.	422	39
Wells Fargo & Co.	13,701	622
Western Union Co. (The)	80	1
Weyerhaeuser Co. REIT	736	23
Whole Foods Market, Inc.	1,764	102

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Portfolio of Investments (cont'd)

Global Tactical Asset Allocation Portfolio

	Shares	Value (000)
United States (cont'd)
Williams Cos., Inc. (The)	1,063	$41
Wintrust Financial Corp.	885	41
Wisconsin Energy Corp.	199	8
World Fuel Services Corp.	958	41
WPX Energy, Inc. (e)	374	8
WW Grainger, Inc.	3	1
Wynn Resorts Ltd.	103	20
Xcel Energy, Inc.	476	13
Xerox Corp.	2,250	27
Xylem, Inc.	121	4
Yahoo!, Inc. (e)	1,106	45
Yum! Brands, Inc.	492	37
Zimmer Holdings, Inc.	235	22
Zions Bancorporation	1,384	41
Zoetis, Inc.	4,288	140
		57,714
Total Common Stocks (Cost $84,575)		98,898
	No. of Rights
Rights (0.0%)
Spain (0.0%)
Repsol SA (Spain) (e) (Cost $5)	7,296	5
	Shares
Investment Companies (5.0%)
United States (5.0%)
iShares MSCI Emerging Markets Index Fund	7,100	297
Morgan Stanley Institutional Fund, Inc. — Emerging Markets Portfolio (See Note H)	110,893	2,732
SPDR S&P 500 ETF Trust	35,000	6,463
Total Investment Companies (Cost $8,335)		9,492
Short-Term Investments (11.4%)
Investment Company (10.8%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note H) (Cost $20,548)	20,548,187	20,548
	Face Amount (000)	Value (000)
U.S. Treasury Securities (0.6%)
U.S. Treasury Bills, 0.00% (g), 1/30/14 (h)	$80	$80
0.02%, 1/30/14 (h)	115	115
0.03%, 1/30/14 (h)	350	350
0.04%, 1/30/14 (h)	262	262
0.06%, 1/30/14 (h)	145	145
0.07%, 1/30/14 (h)	30	30
0.08%, 4/17/14 (h)(i)	165	165
Total U.S. Treasury Securities (Cost $1,147)		1,147
Total Short-Term Investments (Cost $21,695)		21,695
Total Investments (98.9%) (Cost $172,755) (j)		189,015
Other Assets in Excess of Liabilities (1.1%)		2,032
Net Assets (100.0%)		$191,047

(a)  Security is subject to delayed delivery.

(b)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on December 31, 2013.

(c)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(d)  Multi-step coupon rate changes in predetermined increments to maturity. Rate disclosed is as of December 31, 2013. Maturity date disclosed is the ultimate maturity date.

(e)  Non-income producing security.

(f)  Security trades on the Hong Kong exchange.

(g)  Amount is less than 0.05%.

(h)  Rate shown is the yield to maturity at December 31, 2013.

(i)  All or a portion of the security was pledged to cover margin requirements for swap agreements.

(j)  Securities are available for collateral in connection with securities purchased on a forward commitment basis, open foreign currency forward exchange contracts, futures contracts and swap agreements.

CVA  Certificaten Van Aandelen.

MTN  Medium Term Note.

OAT  Obligations Assimilables du Trésor (French Treasury Obligation).

REIT  Real Estate Investment Trust.

SDR  Swedish Depositary Receipt.

SPDR  Standard & Poor's Depository Receipt.

TBA  To Be Announced.

Foreign Currency Forward Exchange Contracts:

The Portfolio had the following foreign currency forward exchange contracts open at December 31, 2013:

Counterparty	Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Unrealized Appreciation (Depreciation) (000)
Deutsche Bank AG London	NOK	2,960	$488	1/9/14	USD	478	$478	$(10)
Goldman Sachs International	NOK	1,440	238	1/9/14	EUR	173	238	— @
Goldman Sachs International	USD	222	222	1/9/14	NOK	1,361	224	2
Goldman Sachs International	ZAR	456	44	1/9/14	USD	45	45	1
HSBC Bank PLC	USD	286	286	1/9/14	GBP	175	290	4
JPMorgan Chase Bank	AUD	1,191	1,063	1/9/14	USD	1,082	1,082	19
JPMorgan Chase Bank	MXN	8,405	644	1/9/14	USD	639	639	(5)
JPMorgan Chase Bank	PLN	2,111	698	1/9/14	USD	682	682	(16)
JPMorgan Chase Bank	USD	5,017	5,017	1/9/14	JPY	513,116	4,873	(144)

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Portfolio of Investments (cont'd)

Global Tactical Asset Allocation Portfolio

Foreign Currency Forward Exchange Contracts: (cont'd)

Counterparty	Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Unrealized Appreciation (Depreciation) (000)
JPMorgan Chase Bank	USD	262	$262	1/9/14	SEK	1,725	$268	$6
State Street Bank and Trust Co.	USD	190	190	1/9/14	EUR	140	192	2
UBS AG	CAD	778	733	1/9/14	USD	735	735	2
UBS AG	SEK	11,663	1,814	1/9/14	USD	1,784	1,784	(30)
UBS AG	USD	21	21	1/9/14	CAD	23	21	— @
UBS AG	USD	175	175	1/9/14	CHF	158	177	2
UBS AG	USD	710	710	1/9/14	EUR	523	719	9
UBS AG	USD	2,762	2,762	1/9/14	EUR	2,029	2,791	29
UBS AG	USD	1,590	1,590	1/9/14	GBP	973	1,611	21
UBS AG	USD	513	513	1/9/14	KRW	544,466	515	2
UBS AG	USD	100	100	1/9/14	MYR	324	99	(1)
UBS AG	USD	25	25	1/9/14	NZD	30	25	— @
UBS AG	USD	126	126	1/9/14	THB	4,054	124	(2)
Bank of Montreal	TRY	568	264	1/16/14	USD	277	277	13
Bank of Montreal	USD	722	722	1/16/14	EUR	526	723	1
Bank of New York Mellon	USD	1,665	1,665	1/16/14	HKD	12,911	1,665	(— @)
Citibank NA	IDR	3,303,523	271	1/16/14	USD	273	273	2
Commonwealth Bank of Australia	AUD	395	353	1/16/14	USD	351	351	(2)
Commonwealth Bank of Australia	USD	722	722	1/16/14	EUR	526	723	1
Deutsche Bank AG London	EUR	353	486	1/16/14	USD	487	487	1
Deutsche Bank AG London	EUR	8,562	11,778	1/16/14	USD	11,755	11,755	(23)
Deutsche Bank AG London	JPY	237,432	2,255	1/16/14	USD	2,312	2,312	57
Deutsche Bank AG London	PLN	652	216	1/16/14	USD	214	214	(2)
Deutsche Bank AG London	USD	537	537	1/16/14	DKK	2,914	538	1
Deutsche Bank AG London	USD	140	140	1/16/14	NOK	857	142	2
Deutsche Bank AG London	USD	1,440	1,440	1/16/14	SEK	9,480	1,474	34
Deutsche Bank AG London	USD	540	540	1/16/14	SGD	679	539	(1)
Goldman Sachs International	EUR	1,526	2,099	1/16/14	USD	2,095	2,095	(4)
Goldman Sachs International	USD	728	728	1/16/14	EUR	528	727	(1)
JPMorgan Chase Bank	EUR	544	748	1/16/14	USD	747	747	(1)
JPMorgan Chase Bank	INR	31,049	500	1/16/14	USD	496	496	(4)
JPMorgan Chase Bank	NOK	914	151	1/16/14	USD	149	149	(2)
JPMorgan Chase Bank	ZAR	2,851	271	1/16/14	USD	274	274	3
Royal Bank of Scotland	BRL	140	59	1/16/14	USD	59	59	— @
Royal Bank of Scotland	USD	49	49	1/16/14	MXN	635	49	(— @)
State Street Bank and Trust Co.	SEK	8,107	1,260	1/16/14	USD	1,231	1,231	(29)
State Street Bank and Trust Co.	USD	1,866	1,866	1/16/14	CHF	1,657	1,858	(8)
UBS AG	CHF	374	419	1/16/14	USD	421	421	2
UBS AG	GBP	430	713	1/16/14	USD	713	713	— @
UBS AG	RUB	254,625	7,728	1/16/14	USD	7,633	7,633	(95)
UBS AG	USD	3,981	3,981	1/16/14	CAD	4,225	3,976	(5)
UBS AG	USD	1,123	1,123	1/16/14	EUR	818	1,125	2
UBS AG	USD	2,048	2,048	1/16/14	GBP	1,261	2,088	40
UBS AG	USD	6,952	6,952	1/16/14	JPY	713,957	6,782	(170)
UBS AG	USD	60	60	1/16/14	KRW	63,146	60	(— @)
UBS AG	USD	482	482	1/16/14	NOK	2,928	482	— @
UBS AG	USD	7,567	7,567	1/16/14	RUB	254,625	7,728	161
UBS AG	USD	253	253	1/16/14	SEK	1,663	259	6
UBS AG	USD	196	196	1/16/14	SGD	247	196	(— @)
Bank of America NA	RUB	8,974	271	2/20/14	USD	262	262	(9)

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Portfolio of Investments (cont'd)

Global Tactical Asset Allocation Portfolio

Foreign Currency Forward Exchange Contracts: (cont'd)

Counterparty	Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Unrealized Appreciation (Depreciation) (000)
Bank of America NA	USD	7,911	$7,911	2/20/14	RUB	263,599	$7,953	$42
UBS AG	RUB	254,625	7,682	2/20/14	USD	7,525	7,525	(157)
Bank of America NA	RUB	263,599	7,918	3/20/14	USD	7,876	7,876	(42)
Bank of America NA	USD	2,646	2,646	3/20/14	RUB	87,871	2,640	(6)
Bank of America NA	USD	1,294	1,294	3/20/14	RUB	43,057	1,294	(— @)
Bank of America NA	USD	3,918	3,918	3/20/14	RUB	130,154	3,910	(8)
Bank of America NA	USD	324	324	3/20/14	RUB	10,785	324	— @
			$110,327				$110,017	$(310)

Futures Contracts:

The Portfolio had the following futures contracts open at December 31, 2013:

	Number of Contracts	Value (000)	Expiration Date	Unrealized Appreciation (Depreciation) (000)
Long:
ASX Spi 200 Index (Australia)	16	$1,899	Mar-14	$104
CAC 40 Index (France)	1	59	Jan-14	3
DAX Index (Germany)	1	330	Mar-14	18
Euro Stoxx 50 Index (Germany)	298	12,768	Mar-14	598
FTSE MIB Index (Italy)	11	1,442	Mar-14	64
Hang Seng Index (Hong Kong)	6	903	Jan-14	5
IBEX 35 Index (Spain)	13	1,769	Jan-14	102
MSCI Emerging Market E Mini (United States)	171	8,694	Mar-14	205
MSCI Sing IX ETS (Singapore)	12	695	Jan-14	25
NIKKEI 225 Index (United States)	90	6,985	Mar-14	337
S&P 500 E MINI Index (United States)	72	6,628	Mar-14	187
S&P TSE 60 Index (Canada)	17	2,499	Mar-14	57
	Number of Contracts	Value (000)	Expiration Date	Unrealized Appreciation (Depreciation) (000)
Long: (cont'd)
U.S. Treasury 10 yr. Note (United States)	122	$15,012	Mar-14	$(283)
U.S. Treasury 2 yr. Note (United States)	29	6,375	Mar-14	(12)
U.S. Treasury Long Bond (United States)	10	1,283	Mar-14	(21)
U.S. Treasury Ultra Long Bond (United States)	61	8,311	Mar-14	(123)
UK Long Gilt Bond (United Kingdom)	1	177	Mar-14	(4)
Short:
German Euro Bond (Germany)	119	(22,829)	Mar-14	412
TOPIX Index (Japan)	23	(2,845)	Mar-14	(110)
U.S. Treasury 10 yr. Note (United States)	5	(615)	Mar-14	4
U.S. Treasury 5 yr. Note (United States)	22	(2,625)	Mar-14	35
				$1,603

Interest Rate Swap Agreements:

The Portfolio had the following interest rate swap agreements open at December 31, 2013:

Swap Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Termination Date	Notional Amount (000)	Unrealized Appreciation (Depreciation) (000)
Bank of America	3 Month LIBOR	Receive	2.04%	2/13/23	$680	$47
Barclays Bank	3 Month LIBOR	Receive	2.04	2/13/23	460	31
Goldman Sachs	3 Month LIBOR	Receive	2.09	2/15/23	1,380	88
Goldman Sachs	3 Month LIBOR	Receive	2.80	5/1/43	540	111
Goldman Sachs	3 Month LIBOR	Receive	2.90	5/13/43	600	112
JPMorgan Chase	3 Month LIBOR	Receive	2.06	2/6/23	660	44
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	0.48	8/1/15	5,961	(18)
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	2.75	11/20/23	2,660	70
						$485

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Portfolio of Investments (cont'd)

Global Tactical Asset Allocation Portfolio

Total Return Swap Agreements:

The Portfolio had the following total return swap agreements open at December 31, 2013:

Swap Counterparty	Index	Notional Amount (000)	Floating Rate	Pay/Receive Total Return of Referenced Index	Maturity Date	Unrealized Appreciation (Depreciation) (000)
Bank of America	Merrill Lynch Custom European Stock Index	4,086	3-Month EUR-EURIBOR-minus 0.28%	Pay	12/26/14	$(154)
Bank of America	Merrill Lynch U.S. REIT Custom Basket	2,581	3-Month USD-LIBOR-minus 0.10%	Pay	7/8/14	1
Bank of America	Merrill Lynch U.S. REIT Custom Basket	1,298	3-Month USD-LIBOR-minus 0.10%	Pay	7/11/14	— @
Barclays Bank	Barclays Custom International Retail Basket	2,802	3-Month USD-LIBOR-minus 0.65%	Pay	10/23/14	30
Goldman Sachs	Goldman Sachs China Retail Custom Basket	5,453	3-Month HKD-HIBOR-minus 0.65%	Pay	12/15/14	25
Goldman Sachs	Goldman Sachs Custom Client Basket	3,380	3-Month USD-LIBOR-minus 0.19%	Pay	11/24/14	(40)
Goldman Sachs	Goldman Sachs Custom Miners Index	703	3-Month USD-LIBOR-minus 0.51%	Pay	11/26/14	(11)
Goldman Sachs	Goldman Sachs Custom Mortgage REIT Index	3,307	3-Month USD-LIBOR-minus 0.28%	Pay	8/21/14	(7)
Goldman Sachs	Goldman Sachs EU Chemicals Custom Basket	2,044	3-Month EUR-EURIBOR-minus 0.10%	Pay	10/13/14	(265)
Goldman Sachs	Goldman Sachs India Banks Index	1,125	3-Month USD-LIBOR-minus 0.45%	Pay	12/23/14	(19)
JPMorgan Chase	JPMorgan Chase Australian Banks Index	1,540	3-Month AUD-AUBBR-minus 0.17%	Pay	11/27/14	(18)
JPMorgan Chase	JPMorgan Chase Custom Machinery Index	1,089	3-Month USD-LIBOR-minus 0.28%	Pay	11/26/14	(41)
JPMorgan Chase	MSCI China Banks Index	5,493	3-Month HKD-HIBOR-minus 0.25%	Pay	11/26/14	30
JPMorgan Chase	MSCI Daily Total Return Europe Net Food Beverage & Tobacco Index	5,107	3-Month USD-LIBOR-minus 0.22%	Pay	8/16/14	(124)
JPMorgan Chase	MSCI Daily Total Return Europe Net Food Beverage & Tobacco Index	596	3-Month USD-LIBOR-minus 0.39%	Pay	8/16/14	(39)
JPMorgan Chase	MSCI U.S. REIT Index	340	3-Month USD-LIBOR-minus 0.28%	Pay	7/11/14	— @
						$(632)

@  Amount is less than $500.

*  Centrally cleared swap agreement, the broker for which is Morgan Stanley & Co., LLC.

AUBBR  Australian Bank Bill Rate.

EURIBOR  Euro Interbank Offered Rate.

HIBOR  Hong Kong Interbank Offered Rate.

LIBOR  London Interbank Offered Rate.

AUD  — Australian Dollar

BRL  — Brazilian Real

CAD  — Canadian Dollar

CHF  — Swiss Franc

DKK  — Danish Krone

EUR  — Euro

GBP  — British Pound

HKD  — Hong Kong Dollar

IDR  — Indonesian Rupiah

INR  — Indian Rupee

JPY  — Japanese Yen

KRW  — South Korean Won

MXN  — Mexican Peso

MYR  — Malaysian Ringgit

NOK  — Norwegian Krone

NZD  — New Zealand Dollar

PLN  — Polish Zloty

RUB  — Russian Ruble

SEK  — Swedish Krona

SGD  — Singapore Dollar

THB  — Thai Baht

TRY  — Turkish Lira

USD  — United States Dollar

ZAR  — South African Rand

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Global Tactical Asset Allocation Portfolio

Statement of Assets and Liabilities	December 31, 2013 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $149,281)	$165,735
Investment in Security of Affiliated Issuer, at Value (Cost $23,474)	23,280
Total Investments in Securities, at Value (Cost $172,755)	189,015
Foreign Currency, at Value (Cost $620)	621
Receivable for Variation Margin on Futures Contracts	3,650
Receivable for Investments Sold	2,815
Interest Receivable	728
Unrealized Appreciation on Swap Agreements	519
Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	467
Dividends Receivable	140
Tax Reclaim Receivable	44
Receivable for Variation Margin on Swap Agreements	16
Receivable from Affiliate	1
Receivable for Portfolio Shares Sold	— @
Other Assets	4
Total Assets	198,020
Liabilities:
Payable for Investments Purchased	4,832
Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	777
Unrealized Depreciation on Swap Agreements	718
Due to Broker	270
Payable for Portfolio Shares Redeemed	221
Payable for Custodian Fees	47
Payable for Administration Fees	40
Payable for Advisory Fees	28
Payable for Professional Fees	5
Payable for Distribution Fees — Class II Shares	3
Payable for Directors' Fees and Expenses	1
Other Liabilities	31
Total Liabilities	6,973
NET ASSETS	$191,047
Net Assets Consist of:
Paid-in-Capital	$164,734
Accumulated Undistributed Net Investment Income	2,292
Accumulated Undistributed Net Realized Gain	6,604
Unrealized Appreciation (Depreciation) on:
Investments	16,454
Investments in Affiliates	(194)
Futures Contracts	1,603
Swap Agreements	(147)
Foreign Currency Forward Exchange Contracts	(310)
Foreign Currency Translations	11
Net Assets	$191,047
CLASS I:
Net Assets	$157,059
Net Asset Value, Offering and Redemption Price Per Share Applicable to 14,195,659 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$11.06
CLASS II:
Net Assets	$33,988
Net Asset Value, Offering and Redemption Price Per Share Applicable to 3,082,623 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$11.03

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Global Tactical Asset Allocation Portfolio

Statement of Operations	Year Ended December 31, 2013 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $99 of Foreign Taxes Withheld)	$1,935
Interest from Securities of Unaffiliated Issuers	1,328
Dividends from Securities of Affiliated Issuers (Note H)	127
Income from Securities Loaned — Net	12
Interest from Securities of Affiliated Issuer (Note H)	3
Total Investment Income	3,405
Expenses:
Advisory Fees (Note B)	1,103
Administration Fees (Note C)	368
Custodian Fees (Note F)	278
Pricing Fees	100
Distribution Fees — Class II Shares (Note D)	82
Professional Fees	81
Directors' Fees and Expenses	3
Transfer Agency Fees (Note E)	2
Other Expenses	8
Total Expenses	2,025
Waiver of Advisory Fees (Note B)	(976)
Distribution Fees — Class II Shares Waived (Note D)	(58)
Rebate from Morgan Stanley Affiliate (Note H)	(54)
Net Expenses	937
Net Investment Income	2,468
Realized Gain (Loss):
Investments Sold	15,613
Investments in Affiliates	68
Foreign Currency Forward Exchange Contracts	(100)
Foreign Currency Transactions	(111)
Futures Contracts	3,955
Swap Agreements	(2,142)
Net Realized Gain	17,283
Change in Unrealized Appreciation (Depreciation):
Investments	668
Investments in Affiliates	(195)
Foreign Currency Forward Exchange Contracts	(269)
Foreign Currency Translations	10
Futures Contracts	1,482
Swap Agreements	1
Net Change in Unrealized Appreciation (Depreciation)	1,697
Net Realized Gain and Change in Appreciation (Depreciation)	18,980
Net Increase in Net Assets Resulting from Operations	$21,448

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Global Tactical Asset Allocation Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2013 (000)	Year Ended December 31, 2012 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$2,468	$990
Net Realized Gain	17,283	2,417
Net Change in Unrealized Appreciation (Depreciation)	1,697	4,788
Net Increase in Net Assets Resulting from Operations	21,448	8,195
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(171)	(1,340)
Class II:
Net Investment Income	(39)	(3)
Total Distributions	(210)	(1,343)
Capital Share Transactions:(1)
Class I:
Subscribed	10,862	3,131
Issued due to a tax-free reorganization	87,334	—
Distributions Reinvested	171	1,340
Redeemed	(22,447)	(12,911)
Class II:
Subscribed	3,466	511
Issued due to a tax-free reorganization	34,602	—
Distributions Reinvested	39	3
Redeemed	(7,664)	(357)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	106,363	(8,283)
Regulatory Settlement Proceeds:
Net Increase from Regulatory Settlement (Note I)	—	144
Total Increase (Decrease) in Net Assets	127,601	(1,287)
Net Assets:
Beginning of Period	63,446	64,733
End of Period (Including Accumulated Undistributed Net Investment Income of $2,292 and $318)	$191,047	$63,446
(1) Capital Share Transactions:
Class I:
Shares Subscribed	1,049	345
Shares Issued due to a tax-free reorganization	8,690	—
Shares Issued on Distributions Reinvested	17	151
Shares Redeemed	(2,179)	(1,418)
Net Increase (Decrease) in Class I Shares Outstanding	7,577	(922)
Class II:
Shares Subscribed	352	56
Shares Issued due to a tax-free reorganization	3,453	—
Shares Issued on Distributions Reinvested	4	— @@
Shares Redeemed	(751)	(39)
Net Increase in Class II Shares Outstanding	3,058	17

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Financial Highlights

Global Tactical Asset Allocation Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2013		2012		2011	2010		2009
Net Asset Value, Beginning of Period	$9.55		$8.58		$9.02	$8.81		$6.86
Income (Loss) from Investment Operations:
Net Investment Income†	0.18		0.14		0.13	0.11		0.13
Net Realized and Unrealized Gain (Loss)	1.34		1.00		(0.45)	0.34		2.05
Total from Investment Operations	1.52		1.14		(0.32)	0.45		2.18
Distributions from and/or in Excess of:
Net Investment Income	(0.01)		(0.19)		(0.12)	(0.25)		(0.23)
Regulatory Settlement Proceeds	—		0.02	Δ	—	0.01	^^	—
Net Asset Value, End of Period	$11.06		$9.55		$8.58	$9.02		$8.81
Total Return ++	15.95%		13.84%		(3.68)%	5.68%		32.53%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$157,059		$63,205		$64,668	$85,752		$98,707
Ratio of Expenses to Average Net Assets(1)	0.62	%+††^^^	0.94	%+††	0.96%+^	1.03	%+	1.04	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		0.94	%+††	N/A	1.03	%+	N/A
Ratio of Net Investment Income to Average Net Assets(1)	1.69	%+††	1.53	%+††	1.42%+	1.35	%+	1.75	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.04	%††	0.06	%††	0.06%	0.02%		0.01%
Portfolio Turnover Rate	168%		105%		109%	183%		30%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.32	%††	1.72	%††	1.76%	1.45	%+	1.21	%+
Net Investment Income to Average Net Assets	0.99	%††	0.75	%††	0.62%	0.93	%+	1.58	%+

†  Per share amount is based on average shares outstanding.

Δ  During the year ended December 31, 2012, the Portfolio received a regulatory settlement from an unaffiliated third party, which had an impact of approximately 0.23% on the total return. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had this settlement not occurred, the total return for Class I would have been approximately 13.61%.

^^  During the year ended December 31, 2010, the Portfolio received a regulatory settlement from an unaffiliated third party, which had an impact of 0.11% on total return. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had this settlement not occurred, the total return for Class I would have been approximately 5.57%.

++  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

^^^  Effective April 29, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.60% for Class I shares. Prior to April 29, 2013, the maximum ratio was 1.00% for Class I shares.

^  Effective July 1, 2011, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.00% for Class I shares. Prior to July 1, 2011, the maximum ratio was 1.05% for Class I shares.

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Financial Highlights

Global Tactical Asset Allocation Portfolio

	Class II
	Year Ended December 31,				Period from March 15, 2011^
Selected Per Share Data and Ratios	2013		2012		to December 31, 2011
Net Asset Value, Beginning of Period	$9.54		$8.57		$9.04
Income (Loss) from Investment Operations:
Net Investment Income†	0.17		0.13		0.11
Net Realized and Unrealized Gain (Loss)	1.33		1.01		(0.46)
Total from Investment Operations	1.50		1.14		(0.35)
Distributions from and/or in Excess of:
Net Investment Income	(0.01)		(0.19)		(0.12)
Regulatory Settlement Proceeds	—		0.02	Δ	—
Net Asset Value, End of Period	$11.03		$9.54		$8.57
Total Return ++	15.75%		13.70%		(4.00	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$33,988		$241		$65
Ratio of Expenses to Average Net Assets(1)	0.72	%+††^^^	1.04	%+††	1.06	%+*^^
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		1.04	%+††	N/A
Ratio of Net Investment Income to Average Net Assets(1)	1.59	%+††	1.43	%+††	1.32	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.04	%††	0.06	%††	0.06	%*
Portfolio Turnover Rate	168%		105%		109	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.67	%††	2.07	%††	2.11	%*
Net Investment Income to Average Net Assets	0.64	%††	0.40	%††	0.27	%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

Δ  During the year ended December 31, 2012, the Portfolio received a regulatory settlement from an unaffiliated third party, which had an impact of 0.24% on total return. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had this settlement not occurred, the total return for Class II would have been approximately 13.46%.

++  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

^^^  Effective April 29, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.70% for Class II shares. Prior to April 29, 2013, the maximum ratio was 1.10% for Class II shares.

^^  Effective July 1, 2011, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.10% for Class II shares. Prior to July 1, 2011, the maximum ratio was 1.15% for Class II shares.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Notes to Financial Statements

The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of ten separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Global Tactical Asset Allocation Portfolio. The Portfolio's adviser, Morgan Stanley Investment Management Inc. (the "Adviser") seeks total return by investing in a blend of equity and fixed income securities of U.S. and non-U.S. issuers. In seeking to achieve this investment objective, the Portfolio will implement a global tactical approach to achieving total return, and to control risk and volatility. The Portfolio offers two classes of shares – Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

On April 29, 2013, the Portfolio acquired the net assets of Morgan Stanley Variable Investment Series Strategist Portfolio ("Strategist Portfolio"), an open-end investment company, based on the respective valuations as of the close of business on April 26, 2013, pursuant to a Plan of Reorganization approved by the shareholders of Strategist Portfolio on February 21, 2013 ("Reorganization"). The purpose of the transaction was to combine two portfolios managed by the Adviser with comparable investment objectives and strategies. The Reorganization was accomplished by a tax-free exchange of 8,690,002 Class I shares of the Portfolio at a net asset value of $10.05 per share for 7,821,609 Class X shares of Strategist Portfolio; 3,453,252 Class II shares of the Portfolio at a net asset value of $10.02 for 3,100,667 Class Y shares of Strategist Portfolio. The net assets of Strategist Portfolio before the Reorganization were approximately $121,936,000, including unrealized appreciation of approximately $13,510,000 at April 26, 2013. The investment portfolio of Strategist Portfolio, with a fair value of approximately $121,662,000 and identified cost of approximately $108,151,000 on April 26, 2013, was the principal asset acquired by the Portfolio. For financial reporting purposes, assets received and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received from Strategist Portfolio was carried forward to align ongoing reporting of the Portfolio's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the Reorganization, the net assets of the Portfolio were approximately $65,474,000. Immediately after the Reorganization, the net assets of the Portfolio were approximately $187,410,000.

Upon closing of the Reorganization, shareholders of Strategist Portfolio received shares of the Portfolio as follows:

Strategist Portfolio	Global Tactical Asset Allocation Portfolio
Class X	Class I
Class Y	Class II

Assuming the acquisition had been completed on January 1, 2013, the beginning of the annual reporting period of the Portfolio, the Portfolio's pro forma results of operations for the period ended December 31, 2013, are as follows:

Net investment income(1)	$3,771,000
Net gain realized and unrealized gain(2)	$19,296,000
Net increase (decrease) in net assets resulting from operations	$23,067,000

(1)  Approximately $2,468,000 as reported, plus approximately $962,000 Strategist Portfolio premerger, plus approximately $341,000 of estimated pro-forma eliminated expenses.

(2)  Approximately $18,980,000 as reported, plus approximately $316,000 Strategist Portfolio premerger.

Because the combined investment portfolios have been managed as a single integrated portfolio since the Reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of Strategist Portfolio that have been included in the Portfolio's Statement of Operations since April 29, 2013.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) Certain portfolio securities may be valued by an outside pricing service approved by the Fund's Board of Directors (the "Directors"). The pricing service may utilize a matrix system or other model incorporating attributes such as security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolios securities valued by such pricing service; (2) an equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Notes to Financial Statements (cont'd)

closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (3) all other equity portfolio securities for which over-the-counter market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (4) futures are valued at the latest price published by the commodities exchange on which they trade; (5) swaps are marked-to-market daily based upon quotations from market makers; (6) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (7) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (8) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (9) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Notes to Financial Statements (cont'd)

the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2013.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Agency Fixed Rate Mortgages	$—	$3,293	$—	$3,293
Asset-Backed Securities	—	844	—	844
Collateralized Mortgage Obligations - Agency Collateral Series	—	321	—	321
Commercial Mortgage- Backed Securities	—	773	—	773
Corporate Bonds	—	12,475	—	12,475
Mortgages - Other	—	494	—	494
Sovereign	—	33,867	—	33,867
U.S. Treasury Securities	—	6,858	—	6,858
Total Fixed Income Securities	—	58,925	—	58,925
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks
Aerospace & Defense	$2,902	$—	$—	$2,902
Air Freight & Logistics	996	—	—	996
Airlines	165	—	—	165
Auto Components	268	—	—	268
Automobiles	2,348	—	—	2,348
Beverages	2,070	—	—	2,070
Biotechnology	1,475	—	—	1,475
Building Products	261	—	—	261
Capital Markets	1,769	—	—	1,769
Chemicals	1,669	—	—	1,669
Commercial Banks	9,363	—	—	9,363
Commercial Services & Supplies	290	—	—	290
Communications Equipment	1,414	—	—	1,414
Computers & Peripherals	2,311	—	—	2,311
Construction & Engineering	584	—	—	584
Construction Materials	371	—	—	371
Consumer Finance	1,519	—	—	1,519
Containers & Packaging	80	—	—	80
Diversified Financial Services	3,494	—	—	3,494
Diversified Telecommunication Services	2,353	—	—	2,353
Electric Utilities	1,458	—	—	1,458
Electrical Equipment	1,036	—	—	1,036
Electronic Equipment, Instruments & Components	442	—	—	442
Energy Equipment & Services	2,516	—	—	2,516
Food & Staples Retailing	3,813	—	—	3,813
Food Products	2,228	—	—	2,228
Gas Utilities	104	—	—	104
Health Care Equipment & Supplies	1,529	—	—	1,529
Health Care Providers & Services	1,136	—	—	1,136
Health Care Technology	43	—	—	43
Hotels, Restaurants & Leisure	1,136	—	—	1,136
Household Durables	284	—	—	284
Household Products	2,662	—	—	2,662
Independent Power Producers & Energy Traders	39	—	—	39
Industrial Conglomerates	1,955	—	—	1,955

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Information Technology Services	$2,472	$—	$—	$2,472
Insurance	2,522	—	—	2,522
Internet & Catalog Retail	677	—	—	677
Internet Software & Services	1,571	—	—	1,571
Leisure Equipment & Products	75	—	—	75
Life Sciences Tools & Services	201	—	—	201
Machinery	1,372	—	—	1,372
Marine	90	—	—	90
Media	2,557	—	—	2,557
Metals & Mining	3,903	—	—	3,903
Multi-Utilities	1,320	—	—	1,320
Multi-line Retail	422	—	—	422
Office Electronics	104	—	—	104
Oil, Gas & Consumable Fuels	7,384	—	—	7,384
Paper & Forest Products	328	—	—	328
Personal Products	265	—	—	265
Pharmaceuticals	5,667	—	—	5,667
Professional Services	385	—	—	385
Real Estate Investment Trusts (REITs)	939	—	—	939
Real Estate Management & Development	433	—	—	433
Road & Rail	1,024	—	—	1,024
Semiconductors & Semiconductor Equipment	1,285	—	—	1,285
Software	1,766	—	—	1,766
Specialty Retail	1,629	—	—	1,629
Textiles, Apparel & Luxury Goods	1,010	—	—	1,010
Thrifts & Mortgage Finance	8	—	—	8
Tobacco	1,825	—	—	1,825
Trading Companies & Distributors	208	—	—	208
Transportation Infrastructure	59	—	—	59
Water Utilities	69	—	—	69
Wireless Telecommunication Services	1,245	—	—	1,245
Total Common Stocks	98,898	—	—	98,898
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Rights	$5	$—	$—	$5
Investment Companies	9,492	—	—	9,492
Short-Term Investments
Investment Company	20,548	—	—	20,548
U.S. Treasury Securities	—	1,147	—	1,147
Total Short-Term Investments	20,548	1,147	—	21,695
Foreign Currency Forward Exchange Contracts	—	467	—	467
Futures Contracts	2,156	—	—	2,156
Interest Rate Swap Agreements	—	503	—	503
Total Return Swap Agreements	—	86	—	86
Total Assets	131,099	61,128	—	192,227
Liabilities:
Foreign Currency Forward Exchange Contracts	—	(777)	—	(777)
Futures Contracts	(553)	—	—	(553)
Interest Rate Swap Agreements	—	(18)	—	(18)
Total Return Swap Agreements	—	(718)	—	(718)
Total Liabilities	(553)	(1,513)	—	(2,066)
Total	$130,546	$59,615	$—	$190,161

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2013, securities with a total value of approximately $36,511,000 transferred from Level 2 to Level 1. At December 31, 2012, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Notes to Financial Statements (cont'd)

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

At December 31, 2013, the net assets of the Portfolio were substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Notes to Financial Statements (cont'd)

leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Portfolio also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Portfolio may use cross currency hedging or proxy hedging with respect to currencies in which the Portfolio has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. There is additional risk that such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Portfolio's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has open positions in the futures contract.

Swaps: The Portfolio may enter into over-the-counter ("OTC") swap contracts or centrally cleared swap transactions. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Portfolio's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Centrally cleared swap transactions help reduce counterparty credit risk. In a centrally cleared swap, the Portfolio's ultimate counterparty is a clearing house rather than a bank, dealer or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for OTC swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and centrally cleared swaps could result in losses if interest rates or foreign currency

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Notes to Financial Statements (cont'd)

exchange rates or credit quality changes are not correctly anticipated by the Portfolio or if the reference index, security or investments do not perform as expected. During the period swap agreements are open, payments are received from or made to the clearinghouse or counterparty based upon changes in the value of the contract (variation margin). The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

When the Portfolio has an unrealized loss on a swap agreement, the Portfolio has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. Cash collateral is included with "Due from (to) Broker" in the Statement of Assets and Liabilities.

FASB ASC 815, "Derivatives and Hedging: Overall" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following tables set forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of December 31, 2013.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$467
Futures Contracts	Variation Margin	Equity Risk	1,705	(a)
Futures Contracts	Variation Margin	Interest Rate Risk	451	(a)
Swap Agreements	Unrealized Appreciation on Swap Agreements	Equity Risk	86
Swap Agreements	Unrealized Appreciation on Swap Agreements	Interest Rate Risk	433
Swap Agreements	Variation Margin	Interest Rate Risk	70	(a)
Total			$3,212
	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$(777)
Futures Contracts	Variation Margin	Equity Risk	(110	)(a)
Futures Contracts	Variation Margin	Interest Rate Risk	(443	)(a)
Swap Agreements	Unrealized Depreciation on Swap Agreements	Equity Risk	(718)
Swap Agreements	Variation Margin	Interest Rate Risk	(18	)(a)
Total			$(2,066)

(a)  This amount represents the cumulative appreciation (depreciation) as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day's net variation margin.

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2013 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(100)
Equity Risk	Futures Contracts	4,384
Interest Rate Risk	Futures Contracts	(393)
Commodity Risk	Futures Contracts	(36)
Equity Risk	Swap Agreements	(2,239)
Interest Rate Risk	Swap Agreements	97
Total		$1,713
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(269)
Equity Risk	Futures Contracts	1,442
Interest Rate Risk	Futures Contracts	40
Equity Risk	Swap Agreements	(498)
Interest Rate Risk	Swap Agreements	447
Variation Margin	Swap Agreements	52
Total		$1,214

At December 31, 2013, the Portfolio's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives(a)	Assets(b) (000)	Liabilities(b) (000)
Foreign Currency Forward Exchange Contracts	$467	$(777)
Swap Agreements	519	(718)
Total	$986	$(1,495)

(a)  Excludes exchange traded derivatives.

(b)  Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Notes to Financial Statements (cont'd)

The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2013.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than 0) (000)
Bank of America NA	$90	$(90)	$—	$0
Bank of Montreal	14	—	—	14
Barclays Bank	61	—	—	61
Citibank NA	2	—	—	2
Commonwealth Bank of Australia	1	(1)	—	0
Deutsche Bank AG London	95	(36)	—	59
Goldman Sachs International	339	(339)	—	0
HSBC Bank PLC	4	—	—	4
JPMorgan Chase Bank NA	102	(102)	—	0
State Street Bank and Trust Co.	2	—	—	2
UBS AG	276	(276)	—	0
Total	$986	$(844)	$—	$142
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Pledged (000)	Net Amount (not less than 0) (000)
Bank of America NA	$219	$(90)	$—	$129
Commonwealth Bank of Australia	2	(1)	—	1
Deutsche Bank AG London	36	(36)	—	0
Goldman Sachs International	347	(339)	—	8
JPMorgan Chase Bank NA	394	(102)	—	292
State Street Bank and Trust Co.	37	—	—	37
UBS AG	460	(276)	—	184
Total	$1,495	$(844)	$—	$651

For the year ended December 31, 2013, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$117,077,000
Futures Contracts:
Average monthly original value	$80,136,000
Swap Agreements:
Average monthly notional amount	$50,704,000

5.  When-Issued/Delayed Delivery Securities: The Portfolio purchases and sells when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Portfolio on such securities prior to delivery date. Payment and delivery for when-issued and delayed delivery securities can take place a month or more after the date of the transaction. When the Portfolio enters into a purchase transaction on a when-issued or delayed delivery basis, securities are available for collateral in an amount at least equal in value to the Portfolio's commitments to purchase such securities. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains (losses) may have on the Portfolio.

6.  Securities Lending: The Portfolio lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily, by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Notes to Financial Statements (cont'd)

to the lending agent, and is recorded as "Income from Securities Loaned-Net" in the Portfolio's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

During the period ended December 31, 2013, the Portfolio did lend securities to qualified financial institutions. During that time, the Portfolio had the right under the lending agreement to recover the securities from the borrower on demand.

At December 31, 2013, the Portfolio did not have any outstanding securities on loan.

7.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer's share register. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

9.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.75%	0.70%	0.65%

For the year ended December 31, 2013, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.05% of the Portfolio's daily net assets.

Prior to April 29, 2013, the Adviser had agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), would not exceed 1.00% for Class I shares and 1.10% for Class II shares. Effective April 29, 2013, pursuant to the Reorganization, the Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that the total annual operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.60% for Class I shares and 0.70% for Class II shares. The fee waivers and/or expense reimbursements for the Portfolio will continue for at least two years from the date of the Reorganization or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. For the year ended December 31, 2013, approximately $976,000 of advisory fees were waived and/or reimbursed pursuant to these arrangements.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.25% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Notes to Financial Statements (cont'd)

D. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Distributor of the Portfolio and provides the Portfolio's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Portfolio is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio's average daily net assets attributable to Class II shares. The Distributor has agreed to waive 0.25% of the 0.35% distribution fee that it may receive. This fee waiver will continue for at least one year or until such time as the Directors act to discontinue all or a portion of such waiver when it deems such actions appropriate. For the year ended December 31, 2013, this waiver amounted to approximately $58,000.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent was Morgan Stanley Services Company Inc. ("Morgan Stanley Services"). Effective July 1, 2013, the Directors approved changing the transfer agent to Boston Financial Data Services, Inc.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes – Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest

Expense" and penalties in ''Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2013, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2013 and 2012 was as follows:

2013 Distributions Paid From:		2012 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$210	—	$1,343	—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and on certain equity securities designated as issued by passive foreign investment companies, swap transactions, paydown adjustments and merger adjustments, resulted in the following reclassifications among the components of net assets at December 31, 2013:

Accumulated Undistributed Net Investment Income (000)	Accumulated Undistributed Net Realized Gain (000)	Paid-in- Capital (000)
$(284)	$6,660	$(6,376)

At December 31, 2013, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$1,551	$15,925

At December 31, 2013, the aggregate cost for Federal income tax purposes is approximately $173,562,000. The aggregate gross unrealized appreciation is approximately $20,126,000 and the aggregate gross unrealized depreciation is approximately $4,673,000 resulting in net unrealized appreciation of approximately $15,453,000.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Notes to Financial Statements (cont'd)

At December 31, 2013, the Portfolio had available for Federal income tax purposes unused capital losses, which will expire on the indicated dates:

Amount (000)	Expiration*
$7,254	December 31, 2017

*  Includes capital losses acquired from Strategist Portfolio that may be subject to limitation under IRC section 382 in future years, reducing the total carryforward available. During the year ended December 31, 2013, capital loss carryforwards of approximately $7,972,000 were written off due to 382 limitations.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended December 31, 2013, the Portfolio utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately $2,586,000.

H. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2013, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $170,922,000 and $168,605,000, respectively. For the year ended December 31, 2013, purchases and sales of long-term U.S. Government securities were approximately $48,004,000 and $61,906,000, respectively.

The Portfolio invests in Morgan Stanley Institutional Fund, Inc. – Emerging Markets Portfolio ("Emerging Markets Portfolio"), an open-end management investment company advised by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Emerging Markets Portfolio. For the year ended December 31, 2013, advisory fees paid were reduced by approximately $31,000 relating to the Portfolio's investment in the Emerging Markets Portfolio. The Emerging Markets Portfolio has a cost basis of approximately $2,926,000 at December 31, 2013.

A summary of the Portfolio's transactions in shares of the Emerging Markets Portfolio during the year ended December 31, 2013 is as follows:

Value December 31, 2012 (000)	Purchases at Cost (000)	Sales (000)	Realized Gain (000)	Dividend Income (000)	Value December 31, 2013 (000)
$2,755	$114	—	—	$114	$2,732

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly, and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2013, advisory fees paid were reduced by approximately $23,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2013 is as follows:

Value December 31, 2012 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2013 (000)
$5,458	$134,369	$119,279	$13	$20,548

For the year ended December 31, 2013, the Portfolio had transactions with Citigroup, Inc., and its affiliated broker-dealers which may be deemed affiliates of the Adviser, Administrator and Distributor under Section 17 of the Act.

Value December 31, 2012 (000)	Purchases at Cost** (000)	Sales** (000)	Realized Gain** (000)	Dividend/ Interest Income** (000)	Value December 31, 2013 (000)
$571	$762	$454	$68	$3	$1,001	*

*  Citigroup, Inc., and its affiliated broker-dealers ceased to be affiliates of the Portfolio pursuant to Section 17 of the Act, as of July 1, 2013.

**  Data represents transactions through June 30, 2013.

From January 1, 2013 to June 30, 2013, the Portfolio incurred less than $500 in brokerage commissions with Citigroup, Inc., and its affiliated broker-dealers, which may be deemed affiliates of the Adviser, Administrator Distributor and under Section 17 of the Act, for portfolio transactions executed on behalf of the Portfolio. Citigroup, Inc. and its affiliated broker-dealers ceased to be affiliates of the Portfolio pursuant to Section 17 of the Act as of July 1, 2013.

I. Regulatory Settlement Proceeds: For the year ended December 31, 2012, the Portfolio received approximately $144,000 in settlement of administrative proceedings against other unaffiliated third parties involving findings by the SEC of market timing and/or late trading of mutual funds. The settlement is recorded as an increase to paid-in capital in the accompanying financial statements.

J. Other (unaudited): At December 31, 2013, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 78% and 94%, for Class I and Class II, respectively.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Notes to Financial Statements (cont'd)

K. Accounting Pronouncement: In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services – Investment Companies (Topic 946) – Amendments to the Scope, Measurement, and Disclosure Requirements ("ASU 2013-08") which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company's non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08's criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the Portfolio, management expects that the impact of the Portfolio's adoption will be limited to additional financial statement disclosures.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
The Universal Institutional Funds, Inc. —
Global Tactical Asset Allocation Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Global Tactical Asset Allocation Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the "Portfolio") as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Tactical Asset Allocation Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 21, 2014

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2013.

For corporate shareholders, 24.0% of the dividends qualified for the dividends received deduction.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Director and Officer Information (unaudited)

Independent Director:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (69) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				98

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman, J Street Cup Cup Golf Charity, Trustee Fairhaven United Methodist Church.

Michael Bozic (73) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				100	Trustee and member of the Hillsdale College Board of Trustees.
Kathleen A. Dennis (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	98	Director of various non-profit organizations.
Dr. Manuel H. Johnson (65) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	101	Director of NVR, Inc. (home construction).
Joseph J. Kearns (71) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	101	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Director and Officer Information (unaudited) (cont'd)

Independent Director (cont'd):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (55) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000) Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				98	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (77) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013)	100	None.
W. Allen Reed (66) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	98	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (81) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	101	Through December 31, 2012, Trustee and Director of certain Investment companies in the JP Morgan Fund Complex.

Interested Director:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (65) One New York Plaza New York, New York 10004	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	99

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2013) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (50) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer — Equity, Fixed Income and AIP Funds	Since September 2013	President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) in the Fund Complex. Managing Director of the Adviser.
Stefanie V. Chang Yu (47) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014) formerly Vice President of various Morgan Stanley Funds (December 1997-January 2014),

Joseph C. Benedetti (48) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014). Formerly, Assistant Secretary of various Morgan Stanley Funds (October 2009-January 2014)

Francis J. Smith (48) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).
Mary E. Mullin (46) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  Each officer serves an indefinite term, until his or her successor is elected.

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The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Portfolio. For more detailed information about the Portfolio, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Portfolio, including its Directors. It is available, without charge, by calling 1 (800) 548-7786.

This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFIMANN
806763 Exp 2.28.15

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Mid Cap Growth Portfolio

The Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Expense Example	2
Investment Overview	3
Portfolio of Investments	5
Statement of Assets and Liabilities	7
Statement of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	12
Report of Independent Registered Public Accounting Firm	21
Federal Tax Notice	22
Director and Officer Information	23

1

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Expense Example (unaudited)

Mid Cap Growth Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, including advisory fees, administration fees, distribution (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/13	Actual Ending Account Value 12/31/13	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Mid Cap Growth Portfolio Class I	$1,000.00	$1,200.90	$1,019.96	$5.77	$5.30	1.04%
Mid Cap Growth Portfolio Class II	1,000.00	1,201.00	1,019.46	6.32	5.80	1.14

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

2

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Investment Overview (unaudited)

Mid Cap Growth Portfolio

The Mid Cap Growth Portfolio (the "Portfolio") seeks long-term capital growth by investing primarily in common stocks and other equity securities.

Performance

For the fiscal year ended December 31, 2013, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 37.49%, net of fees, for Class I shares and 37.48%, net of fees, for Class II shares. The Portfolio's Class I and Class II shares outperformed against their benchmark, the Russell Midcap® Growth Index (the "Index"), which returned 35.74%. Please keep in mind that high double-digit returns are highly unusual and cannot be sustained.

Factors Affecting Performance

•  U.S. stocks turned in a strong performance for the year ended December 31, 2013. As in 2012, the expectation that accommodative monetary policy by the U.S. Federal Reserve (Fed) would continue for some time helped drive the prices of risky assets including stocks higher in 2013. However, as the U.S. economy began to look stronger, the Fed started signaling its intention to reduce the pace of its asset purchase program (known as quantitative easing or QE) if economic data warranted. Uncertainty as to the timing and magnitude of this tapering led to volatility across the capital markets. When the Fed unexpectedly left its QE program intact after its September meeting, stocks rallied strongly. The market's advance paused in October, disrupted by a partial government shutdown and political gridlock over whether to raise the debt ceiling, but resumed in the final months of the period on expectations — and later confirmation by the Fed — that QE tapering would begin in 2014.

•  Stock selection in the technology sector provided nearly all of the Portfolio's gains relative to the Index. Six of the top 10 contributors to the overall Portfolio's outperformance were technology stocks.

•  An underweight in the materials and processing sector was beneficial to relative performance, as the sector lagged the overall Index during the period.

•  Stock selection and an underweight in energy also contributed positively, led by a holding in a solar panel maker.

•  Detractors from relative performance included stock selection in the producer durables sector. Although most of the Portfolio's holdings performed well during the period, a lack of exposure to strong-performing groups such as control and filter scientific instruments and air transport was detrimental.

•  The negative impact of both stock selection and an underweight in consumer discretionary also tempered relative gains. A holding in a weight loss products and services company was the main laggard in the sector. This position was eliminated during the year to fund other investments with more favorable risk-reward profiles.

•  Another area of relative weakness was stock selection in consumer staples, where the Portfolio's positioning in drug and grocery store chains was unfavorable during the period.

Management Strategies

•  We look for high-quality growth companies that we believe have these attributes: sustainable competitive advantages, above-average business visibility, rising returns on invested capital, strong free cash flow generation and an attractive risk/reward. We find these companies through intense fundamental research. Our emphasis is on secular growth, and as a result short-term market events are not as meaningful in the stock selection process.

3

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Investment Overview (unaudited) (cont'd)

Mid Cap Growth Portfolio

Performance Compared to the Russell Midcap® Growth Index(1)

	Period Ended December 31, 2013
	Total Returns(2)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio – Class I(3)	37.49%	23.69%	11.44%	7.00%
Russell Midcap® Growth Index	35.74	23.37	9.77	7.23
Portfolio – Class II(4)	37.48	23.58	11.32	13.27
Russell Midcap® Growth Index	35.74	23.37	9.77	11.87

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)  The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Index is a subset of the Russell 1000® Index and includes approximately 800 of the smallest securities in the Russell 1000® Index, which in turn consists of approximately 1,000 of the largest U.S. securities based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(3)  Commenced operations on October 18, 1999.

(4)  Commenced offering on May 5, 2003.

(5)  For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary from the Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	52.9%
Computer Services, Software & Systems	17.7
Short-Term Investments	6.2
Diversified Retail	6.0
Computer Technology	6.0
Pharmaceuticals	5.6
Commercial Services	5.6
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2013.

**  Industries and/or investment types representing less than 5% of total investments.

4

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Portfolio of Investments

Mid Cap Growth Portfolio

	Shares	Value (000)
Common Stocks (93.4%)
Advertising Agencies (1.0%)
Aimia, Inc. (Canada)	117,029	$2,149
Aerospace (0.5%)
TransDigm Group, Inc.	6,563	1,057
Alternative Energy (0.9%)
Range Resources Corp.	24,969	2,105
Automobiles (2.0%)
Tesla Motors, Inc. (a)(b)	29,718	4,469
Beverage: Soft Drinks (1.9%)
Green Mountain Coffee Roasters, Inc. (a)	26,267	1,985
Monster Beverage Corp. (a)	35,254	2,389
		4,374
Biotechnology (4.9%)
Alnylam Pharmaceuticals, Inc. (a)	8,238	530
Illumina, Inc. (a)	93,595	10,353
		10,883
Cable Television Services (0.9%)
Charter Communications, Inc., Class A (a)	15,206	2,080
Cement (0.9%)
Martin Marietta Materials, Inc.	19,944	1,993
Commercial Services (5.6%)
Gartner, Inc. (a)	82,333	5,850
Intertek Group PLC (United Kingdom)	99,232	5,173
MercadoLibre, Inc. (Brazil)	13,720	1,479
		12,502
Communications Technology (3.0%)
Motorola Solutions, Inc.	99,798	6,736
Computer Services, Software & Systems (17.7%)
Akamai Technologies, Inc. (a)	110,594	5,218
IHS, Inc., Class A (a)	42,765	5,119
LinkedIn Corp., Class A (a)	23,176	5,025
NetSuite, Inc. (a)	18,829	1,940
Qihoo 360 Technology Co., Ltd. ADR (China) (a)	42,918	3,521
ServiceNow, Inc. (a)	39,383	2,206
SINA Corp. (China) (a)	14,066	1,185
Solera Holdings, Inc.	102,918	7,283
Twitter, Inc. (a)(b)	75,033	4,776
Workday, Inc., Class A (a)	25,655	2,133
Zynga, Inc., Class A (a)	289,811	1,101
		39,507
Computer Technology (6.0%)
ASOS PLC (United Kingdom) (a)	10,903	1,106
Dropbox, Inc. (a)(c)(d)(e) (acquisition cost — $1,380; acquired 5/1/12)	152,532	2,096
Stratasys Ltd. (a)	8,221	1,107
Yandex N.V., Class A (Russia) (a)	142,915	6,167
Youku Tudou, Inc. ADR (China) (a)	97,824	2,964
		13,440
	Shares	Value (000)
Consumer Services: Miscellaneous (3.6%)
FleetCor Technologies, Inc. (a)	42,832	$5,019
Qualicorp SA (Brazil) (a)	170,150	1,623
zulily, Inc., Class A (a)	32,927	1,364
		8,006
Diversified Manufacturing Operations (1.0%)
Colfax Corp. (a)	35,666	2,272
Diversified Retail (6.0%)
Dollar Tree, Inc. (a)	86,602	4,886
Groupon, Inc. (a)	445,213	5,240
Moncler SpA (Italy) (a)	104,501	2,271
TripAdvisor, Inc. (a)	13,130	1,088
		13,485
Electronic Components (1.0%)
3D Systems Corp. (a)(b)	24,620	2,288
Electronic Entertainment (1.0%)
Splunk, Inc. (a)	32,438	2,228
Entertainment (0.9%)
Legend Pictures LLC Ltd. (a)(c)(d)(e) (acquisition cost — $1,604; acquired 3/8/12)	1,500	1,975
Financial Data & Systems (4.8%)
MSCI, Inc. (a)	123,182	5,386
Verisk Analytics, Inc., Class A (a)	80,083	5,263
		10,649
Foods (1.9%)
McCormick & Co., Inc.	61,373	4,230
Health Care Services (3.7%)
athenahealth, Inc. (a)	46,645	6,274
Stericycle, Inc. (a)	16,994	1,974
		8,248
Insurance: Property-Casualty (4.3%)
Arch Capital Group Ltd. (a)	76,393	4,560
Progressive Corp. (The)	185,384	5,055
		9,615
Medical Equipment (2.8%)
Intuitive Surgical, Inc. (a)	16,508	6,340
Personal Care (0.4%)
Sally Beauty Holdings, Inc. (a)	29,755	900
Pharmaceuticals (5.6%)
Endo Health Solutions, Inc. (a)	78,889	5,322
Ironwood Pharmaceuticals, Inc. (a)	98,073	1,138
Mead Johnson Nutrition Co.	73,481	6,155
		12,615
Recreational Vehicles & Boats (2.8%)
Edenred (France)	184,228	6,166

The accompanying notes are an integral part of the financial statements.
5

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Portfolio of Investments (cont'd)

Mid Cap Growth Portfolio

	Shares	Value (000)
Restaurants (4.5%)
Dunkin' Brands Group, Inc.	109,074	$5,258
Panera Bread Co., Class A (a)	27,032	4,776
		10,034
Semiconductors & Components (0.8%)
First Solar, Inc. (a)	32,700	1,787
Specialty Retail (0.8%)
Ulta Salon Cosmetics & Fragrance, Inc. (a)	18,238	1,760
Textiles Apparel & Shoes (2.2%)
Carter's, Inc.	67,701	4,860
Total Common Stocks (Cost $142,972)		208,753
Preferred Stocks (0.5%)
Computer Services, Software & Systems (0.3%)
Palantir Technologies, Inc. Series G (a)(c)(d)(e) (acquisition cost — $455; acquired 7/19/12)	148,616	522
Palantir Technologies, Inc. Series H (a)(c)(d)(e) (acquisition cost — $102; acquired 10/25/13)	29,092	102
Palantir Technologies, Inc. Series H1 (a)(c)(d)(e) (acquisition cost — $102; acquired 10/25/13)	29,092	102
		726
Diversified Retail (0.2%)
Flipkart Online Services Pvt Ltd. Series D (a)(c)(d)(e) (acquisition cost — $385; acquired 10/4/13)	16,789	398
Total Preferred Stocks (Cost $1,044)		1,124
Convertible Preferred Stocks (0.1%)
Communications Technology (0.0%)
Peixe Urbano, Inc. (Brazil) (a)(c)(d)(e) (acquisition cost — $787; acquired 12/2/11)	23,881	29
Computer Technology (0.1%)
Dropbox, Inc. Series A (a)(c)(d)(e) (acquisition cost — $132; acquired 5/25/12)	14,641	201
Total Convertible Preferred Stocks (Cost $919)		230
	Notional Amount
Call Options Purchased (0.1%)
Foreign Currency Options (0.1%)
USD/CNY December 2014 @ CNY 6.50	33,986,522	58
USD/CNY December 2014 @ CNY 6.50	30,172,403	50
USD/CNY December 2014 @ CNY 6.50	2,432,633	4
Total Call Options Purchased (Cost $210)		112
Short-Term Investments (11.4%)
Securities held as Collateral on Loaned Securities (5.2%)
Investment Company (4.5%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note H)	9,968,516	9,969
	Face Amount (000)	Value (000)
Repurchase Agreements (0.7%)
BNP Paribas Securities Corp., (0.01%, dated 12/31/13, due 1/2/14; proceeds $898; fully collateralized by various U.S. Government Obligations; 0.63% – 3.63% due 8/15/16 – 2/15/21; valued at $916)	$898	$898
Merrill Lynch & Co., Inc., (0.18%, dated 12/31/13, due 1/2/14; proceeds $641; fully collateralized by various Common Stocks and Exchange Traded Funds; valued at $693)	641	641
		1,539
Total Securities held as Collateral on Loaned Securities (Cost $11,508)		11,508
	Shares
Investment Company (6.2%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note H) (Cost $13,897)	13,897,494	13,897
Total Short-Term Investments (Cost $25,405)		25,405
Total Investments (105.5%) (Cost $170,550) Including $11,834 of Securities Loaned		235,624
Liabilities in Excess of Other Assets (-5.5%)		(12,195)
Net Assets (100.0%)		$223,429

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at December 31, 2013.

(c)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Portfolio has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at December 31, 2013 amounts to approximately $5,425,000 and represents 2.4% of net assets.

(d)  At December 31, 2013, the Portfolio held fair valued securities valued at approximately $5,425,000, representing 2.4% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

(e)  Security has been deemed illiquid at December 31, 2013.

ADR  American Depositary Receipt.

CNY  — Chinese Yuan Renminbi

USD  — United States Dollar

The accompanying notes are an integral part of the financial statements.
6

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Mid Cap Growth Portfolio

Statement of Assets and Liabilities	December 31, 2013 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $146,684)	$211,758
Investment in Security of Affiliated Issuer, at Value (Cost $23,866)	23,866
Total Investments in Securities, at Value (Cost $170,550)	235,624
Foreign Currency, at Value (Cost $16)	16
Cash	372
Receivable for Investments Sold	302
Dividends Receivable	81
Receivable for Portfolio Shares Sold	35
Tax Reclaim Receivable	33
Receivable from Affiliate	—	@
Other Assets	3
Total Assets	236,466
Liabilities:
Collateral on Securities Loaned, at Value	11,859
Payable for Investments Purchased	439
Payable for Advisory Fees	391
Payable for Portfolio Shares Redeemed	273
Payable for Administration Fees	46
Payable for Distribution Fees — Class II Shares	13
Payable for Custodian Fees	3
Payable for Professional Fees	1
Payable for Directors' Fees and Expenses	—	@
Other Liabilities	12
Total Liabilities	13,037
NET ASSETS	$223,429
Net Assets Consist of:
Paid-in-Capital	$129,809
Distributions in Excess of Net Investment Income	(83)
Accumulated Net Realized Gain	28,629
Unrealized Appreciation (Depreciation) on:
Investments	65,074
Foreign Currency Translations	—	@
Net Assets	$223,429
CLASS I:
Net Assets	$72,112
Net Asset Value, Offering and Redemption Price Per Share Applicable to 5,004,300 Shares Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$14.41
CLASS II:
Net Assets	$151,317
Net Asset Value, Offering and Redemption Price Per Share Applicable to 10,620,639 Shares Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$14.25
(1) Including:
Securities on Loan, at Value:	$11,834

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
7

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Mid Cap Growth Portfolio

Statement of Operations	Year Ended December 31, 2013 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $63 of Foreign Taxes Withheld)	$1,431
Income from Securities Loaned — Net	18
Dividends from Security of Affiliated Issuer (Note H)	5
Total Investment Income	1,454
Expenses:
Advisory Fees (Note B)	1,643
Administration Fees (Note C)	548
Distribution Fees — Class II Shares (Note D)	535
Professional Fees	92
Shareholder Reporting Fees	40
Custodian Fees (Note F)	37
Directors' Fees and Expenses	6
Pricing Fees	5
Transfer Agency Fees (Note E)	2
Other Expenses	15
Total Expenses	2,923
Waiver of Distribution Fees — Class II Shares (Note D)	(382)
Waiver of Advisory Fees (Note B)	(90)
Rebate from Morgan Stanley Affiliate (Note H)	(8)
Net Expenses	2,443
Net Investment Loss	(989)
Realized Gain (Loss):
Investments Sold	30,952
Foreign Currency Transactions	(1)
Net Realized Gain	30,951
Change in Unrealized Appreciation (Depreciation):
Investments	39,779
Foreign Currency Translations	1
Net Change in Unrealized Appreciation (Depreciation)	39,780
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	70,731
Net Increase in Net Assets Resulting from Operations	$69,742

The accompanying notes are an integral part of the financial statements.
8

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Mid Cap Growth Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2013 (000)	Year Ended December 31, 2012 (000)
Increase (Decrease) In Net Assets:
Operations:
Net Investment Income (Loss)	$(989)	$674
Net Realized Gain	30,951	4,060
Net Change in Unrealized Appreciation (Depreciation)	39,780	16,615
Net Increase in Net Assets Resulting from Operations	69,742	21,349
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(239)	—
Net Realized Gain	(1,481)	(7,579)
Class II:
Net Investment Income	(371)	—
Net Realized Gain	(3,506)	(23,272)
Total Distributions	(5,597)	(30,851)
Capital Share Transactions:(1)
Class I:
Subscribed	10,822	13,972
Distributions Reinvested	1,720	7,579
Redeemed	(21,369)	(22,283)
Class II:
Subscribed	7,644	11,070
Distributions Reinvested	3,877	23,272
Redeemed	(62,861)	(69,482)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(60,167)	(35,872)
Total Increase (Decrease) in Net Assets	3,978	(45,374)
Net Assets:
Beginning of Period	219,451	264,825
End of Period (Including Accumulated Undistributed (Distributions in Excess of) Net Investment Income of $(83) and $682)	$223,429	$219,451
(1) Capital Share Transactions:
Class I:
Shares Subscribed	875	1,237
Shares Issued on Distributions Reinvested	143	715
Shares Redeemed	(1,731)	(1,968)
Net Decrease in Class I Shares Outstanding	(713)	(16)
Class II:
Shares Subscribed	604	947
Shares Issued on Distributions Reinvested	325	2,221
Shares Redeemed	(5,142)	(6,368)
Net Decrease in Class II Shares Outstanding	(4,213)	(3,200)

The accompanying notes are an integral part of the financial statements.
9

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Financial Highlights

Mid Cap Growth Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2013		2012		2011		2010		2009
Net Asset Value, Beginning of Period	$10.77		$11.22		$12.12		$9.16		$5.81
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	(0.05)		0.04		(0.05)		0.01		(0.01)
Net Realized and Unrealized Gain (Loss)	4.03		0.91		(0.80)		2.95		3.36
Total from Investment Operations	3.98		0.95		(0.85)		2.96		3.35
Distributions from and/or in Excess of:
Net Investment Income	(0.05)		—		(0.04)		—		—
Net Realized Gain	(0.29)		(1.40)		(0.01)		—		—
Total Distributions	(0.34)		(1.40)		(0.05)		—		—
Net Asset Value, End of Period	$14.41		$10.77		$11.22		$12.12		$9.16
Total Return ++	37.49%		8.69%		(7.12)%		32.31%		57.66%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$72,112		$61,552		$64,323		$70,122		$55,559
Ratio of Expenses to Average Net Assets(1)	1.05	%+††	1.05	%+††	1.05	%+††	1.05	%+††	1.04	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A		N/A		1.05	%+††	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets(1)	(0.39	)%+††	0.33	%+††	(0.42	)%+††	0.10	%+††	(0.12	)%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.00	%††§	0.00	%††§	0.00	%††§	0.01%
Portfolio Turnover Rate	49%		29%		32%		43%		41%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.09	%††	1.06	%††	1.05	%††	1.06	%+††	1.06	%+
Net Investment Income (Loss) to Average Net Assets	(0.43	)%††	0.32	%††	(0.42	)%††	0.09	%+††	(0.14	)%+

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
10

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Financial Highlights

Mid Cap Growth Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2013		2012		2011		2010		2009
Net Asset Value, Beginning of Period	$10.64		$11.12		$12.01		$9.09		$5.77
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	(0.06)		0.03		(0.06)		0.00	‡	(0.01)
Net Realized and Unrealized Gain (Loss)	3.99		0.89		(0.79)		2.92		3.33
Total from Investment Operations	3.93		0.92		(0.85)		2.92		3.32
Distributions from and/or in Excess of:
Net Investment Income	(0.03)		—		(0.03)		—		—
Net Realized Gain	(0.29)		(1.40)		(0.01)		—		—
Total Distributions	(0.32)		(1.40)		(0.04)		—		—
Net Asset Value, End of Period	$14.25		$10.64		$11.12		$12.01		$9.09
Total Return ++	37.48%		8.49%		(7.17)%		32.27%		57.37%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$151,317		$157,899		$200,502		$227,378		$183,047
Ratio of Expenses to Average Net Assets(1)	1.15	%+††	1.15	%+††	1.15	%+††	1.15	%+††	1.14	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A		N/A		1.15	%+††	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets(1)	(0.49	)%+††	0.23	%+††	(0.52	)%+††	0.00	%††§	(0.20	)%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.00	%††§	0.00	%††§	0.00	%††§	0.01%
Portfolio Turnover Rate	49%		29%		32%		43%		41%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.44	%††	1.41	%††	1.40	%††	1.41	%+††	1.41	%+
Net Investment Loss to Average Net Assets	(0.78	)%††	(0.03	)%††	(0.77	)%††	(0.26	)%+††	(0.47	)%+

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
11

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Notes to Financial Statements

The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of ten separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Mid Cap Growth Portfolio. The Portfolio seeks long-term capital growth by investing primarily in common stocks and other equity securities. The Portfolio offers two classes of shares – Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

Effective March 31, 2011, the Portfolio suspended the offering of its shares to new investors. The Portfolio will continue to offer its shares to existing shareholders. On April 30, 2013, the Portfolio recommenced offering Class I and Class II shares.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sale price is unavailable, the listed option should be fair valued at the mean between its latest bid and asked prices. Unlisted options are valued by an outside pricing service approved by the Fund's Board of Directors (the "Directors") or quotes from a broker or dealer; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (7) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant

12

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Notes to Financial Statements (cont'd)

information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2013.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Advertising Agencies	$2,149	$—	$—	$2,149
Aerospace	1,057	—	—	1,057
Alternative Energy	2,105	—	—	2,105
Automobiles	4,469	—	—	4,469
Beverage: Soft Drinks	4,374	—	—	4,374
Biotechnology	10,883	—	—	10,883
Cable Television Services	2,080	—	—	2,080
Cement	1,993	—	—	1,993
Commercial Services	12,502	—	—	12,502
Communications Technology	6,736	—	—	6,736
Computer Services, Software & Systems	39,507	—	—	39,507
Computer Technology	11,344	—	2,096	13,440
Consumer Services: Miscellaneous	8,006	—	—	8,006
Diversified Manufacturing Operations	2,272	—	—	2,272
Diversified Retail	13,485	—	—	13,485
Electronic Components	2,288	—	—	2,288
Electronic Entertainment	2,228	—	—	2,228
Entertainment	—	—	1,975	1,975
Financial Data & Systems	10,649	—	—	10,649
Foods	4,230	—	—	4,230
Health Care Services	8,248	—	—	8,248
Insurance: Property- Casualty	9,615	—	—	9,615
Medical Equipment	6,340	—	—	6,340
Personal Care	900	—	—	900
Pharmaceuticals	12,615	—	—	12,615
Recreational Vehicles & Boats	6,166	—	—	6,166
Restaurants	10,034	—	—	10,034
Semiconductors & Components	1,787	—	—	1,787

13

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Specialty Retail	$1,760	$—	$—	$1,760
Textiles Apparel & Shoes	4,860	—	—	4,860
Total Common Stocks	204,682	—	4,071	208,753
Preferred Stocks	—	—	1,124	1,124
Convertible Preferred Stocks	—	—	230	230
Call Options Purchased	—	112	—	112
Short-Term Investments
Repurchase Agreements	—	1,539	—	1,539
Investment Company	23,866	—	—	23,866
Total Short-Term Investments	23,866	1,539	—	25,405
Total Assets	$228,548	$1,651	$5,425	$235,624

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2013, securities with a total value of approximately $12,962,000 transferred from Level 2 to Level 1. At December 31, 2012, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stocks (000)	Preferred Stock (000)	Convertible Preferred Stocks (000)
Beginning Balance	$4,160	$455	$2,080
Purchases	—	589	—
Sales	—	—	(1,371)
Amortization of discount	—	—	—
Transfers in	—	—	—
Transfers out	—	—	—
Corporate action	—	—	(435)
Change in unrealized appreciation (depreciation)	(89)	80	(44)
Realized gains (losses)	—	—	—
Ending Balance	$4,071	$1,124	$230
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2013	$(89)	$67	$(16)

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2013.

	Fair Value at December 31, 2013 (000)	Valuation Technique	Unobservable Input	Range				Weighted Average		Impact to Valuation from an Increase in Input
Communications Technology
Convertible Preferred Stock	$29	Asset Approach	Net Tangible Assets	$0.00		$0.00		$0.00		Increase
		Discounted Cash Flow	Weighted Average Cost of Capital	29.5%		30.5%		30.0%		Decrease
			Perpetual Growth Rate	5.0%		6.0%		5.5%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	1.2	x	2.1	x	1.7	x	Increase
			Discount for Lack of Marketability	15.0%		15.0%		15.0%		Decrease
		Merger & Acquisition Transactions	Sale/Merger Scenario	$6.11		$6.11		$6.11		Increase
Computer Services, Software & Systems
Preferred Stocks	$726	Market Transaction Method	Precedent Transaction of Preferred Stock	$3.51		$3.51		$3.51		Increase

14

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Notes to Financial Statements (cont'd)

	Fair Value at December 31, 2013 (000)	Valuation Technique	Unobservable Input	Range				Weighted Average		Impact to Valuation from an Increase in Input
Computer Technology
Common Stock	$2,096	Market Transaction Method	Precedent Transaction of Common and Preferred Stock	$11.50		$11.50		$11.50		Increase
Convertible Preferred Stock	$201	Discounted Cash Flow	Weighted Average Cost of Capital	16.0%		18.0%		17.0%		Decrease
			Perpetual Growth Rate	2.5%		3.5%		3.0%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	9.1	x	17.6	x	12.8	x	Increase
			Discount for Lack of Marketability	15.0%		15.0%		15.0%		Decrease
Diversified Retail
Preferred Stock	$398	Market Transaction Method	Precedent Transaction of Preferred Stock	$22.947		$22.947		$22.947		Increase
		Discounted Cash Flow	Weighted Average Cost of Capital	17.0%		19.0%		18.0%		Decrease
			Perpetual Growth Rate	3.5%		4.5%		4.0%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	3.1	x	7.5	x	5.7	x	Increase
			Discount for Lack of Marketability	15.0%		15.0%		15.0%		Decrease
		Market Transaction Method	Precedent Transaction	$1,853.18		$1,853.18		$1,853.18		Increase
Entertainment
Common Stock	$1,975	Discounted Cash Flow	Weighted Average Cost of Capital	15.0%		16.0%		15.6%		Decrease
			Perpetual Growth Rate	3.5%		4.5%		4.0%		Increase
		Market Comparable Companies	Enterprise Value/ EBITDA	9.6	x	24.9	x	21.1	x	Increase
			Discount for Lack of Marketability	15.0%		15.0%		15.0%		Decrease

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition

15

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Notes to Financial Statements (cont'd)

of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Options: In respect to options, the Portfolio is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument such a as security, currency or index, at an agreed upon price typically in exchange for a premium paid by the Portfolio. The Portfolio may purchase put and call options. Purchasing call options tends to increase the Portfolio's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Portfolio's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Portfolio bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments" on the Statement of Assets and Liabilities. Premium paid for purchasing options which expired are

16

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Notes to Financial Statements (cont'd)

treated as realized losses. If the Portfolio sells an option, it sells to another party the right to buy from or sell to the Portfolio a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed upon price typically in exchange for a premium received by the Portfolio. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

FASB ASC 815, "Derivatives and Hedging: Overall" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following table sets forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of December 31, 2013.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Options Purchased	Investments, at Value (Options Purchased)	Currency Risk	$112	+

+  Amounts are included in Investments in the Statement of Assets and Liabilities.

The following table sets forth by primary risk exposure the Portfolio's change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2013 in accordance with ASC 815.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Options Purchased)	$(98	)++

++  Amounts are included in Investments in the Statement of Operations.

At December 31, 2013, the Portfolio's derivative assets and liabilities, are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(a) (000)	Liabilities(a) (000)
Options Purchased	$112	$—

(a)  Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2013.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than 0) (000)
Royal Bank of Scotland	$112	—	—	$112

For the year ended December 31, 2013, the approximate average monthly amount outstanding for each derivative type is as follows:

Options Purchased:
Average monthly notional amount	5,549,000

5.  Securities Lending: The Portfolio lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily, by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned-Net" in the Portfolio's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

17

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Notes to Financial Statements (cont'd)

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2013.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than 0) (000)
$11,834	(a)	—	$(11,834	)(b)(c)	$0

(a)  Represents market value of loaned securities at period end.

(b)  The Portfolio received cash collateral of approximately $11,859,000, of which approximately $11,508,000 was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. As of December 31, 2013 there was uninvested cash of approximately $351,000, which is not reflected in the Portfolio of Investments.

(c)  The actual collateral received is greater than the amount shown here due to overcollateralization.

6.  Restricted Securities: The Portfolio invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Portfolio may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Portfolio, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Portfolio could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Portfolio would, in either case, bear market risks during that period. Restricted Securities are identified in the Portfolio of Investments.

7.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

9.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.75%	0.70%	0.65%

For the year ended December 31, 2013, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.71% of the Portfolio's daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.05% for Class I shares and 1.15% for Class II shares. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Directors act to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. For the year ended December 31, 2013, approximately $90,000 of advisory fees were waived and/or reimbursed pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.25% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services,

18

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Notes to Financial Statements (cont'd)

the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Distributor of the Portfolio and provides the Portfolio's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Portfolio is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio's average daily net assets attributable to Class II shares. The Distributor has agreed to waive 0.25% of the 0.35% distribution fee that it may receive. This fee waiver will continue for at least one year or until such time as the Directors act to discontinue all or a portion of such waiver when it deems such action is appropriate. For the year ended December 31, 2013, this waiver amounted to approximately $382,000.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent was Morgan Stanley Services Company Inc. ("Morgan Stanley Services"). Effective July 1, 2013, the Directors approved changing the transfer agent to Boston Financial Data Services, Inc.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes – Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2013, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2013 and 2012 was as follows:

2013 Distributions Paid From:		2012 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$610	$4,987	$86	$30,764

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, distribution redesignations and a net operating loss, resulted in the following reclassifications among the components of net assets at December 31, 2013:

Undistributed (Distributions in Excess of) Net Investment Income (Loss) (000)	Accumulated Undistributed Net Realized Gain (Loss) (000)	Paid-in-Capital (000)
$834	$(926)	$92

At December 31, 2013, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$4,356	$24,928

At December 31, 2012, the aggregate cost for Federal income tax purposes is approximately $171,283,000. The aggregate gross unrealized appreciation is approximately $67,337,000 and the aggregate gross unrealized depreciation is approximately $2,996,000 resulting in net unrealized appreciation of approximately $64,341,000.

19

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Notes to Financial Statements (cont'd)

H. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2013, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $102,985,000 and $179,685,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2013.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly, and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2013, advisory fees paid were reduced by approximately $8,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2013 is as follows:

Value December 31, 2012 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2013 (000)
$5,235	$113,136	$94,505	$5	$23,866

During the year ended December 31, 2013, the Portfolio incurred approximately $1,000 in brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser, Administrator and Distributor, for portfolio transactions executed on behalf of the Portfolio.

From January 1, 2013 to June 30, 2013, the Portfolio incurred approximately $4,000 in brokerage commissions with Citigroup, Inc., and its affiliated broker-dealers, which may be deemed affiliates of the Adviser, Administrator and Distributor under Section 17 of the Act, for portfolio transactions executed on behalf of the Portfolio. Citigroup, Inc. and its affiliated broker-dealers ceased to be affiliates of the Portfolio pursuant to Section 17 of the Act as of July 1, 2013.

I. Other (unaudited): At December 31, 2013, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 81% and 74%, for Class I and Class II, respectively.

J. Accounting Pronouncement: In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services – Investment Companies (Topic 946) – Amendments

to the Scope, Measurement, and Disclosure Requirements ("ASU 2013-08") which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company's non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08's criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the Portfolio, management expects that the impact of the Portfolio's adoption will be limited to additional financial statement disclosures.

20

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
The Universal Institutional Funds, Inc. —
Mid Cap Growth Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Mid Cap Growth Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the "Portfolio") as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mid Cap Growth Portfolio of (one of the portfolios constituting The Universal Institutional Funds, Inc.) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 21, 2014

21

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2013.

The Portfolio designated and paid approximately $4,987,000 as a long-term capital gain distribution.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

22

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Director and Officer Information (unaudited)

Independent Director:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (69) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				98

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board. Chairman, J Street Cup Golf Charity, Trustee Fairhaven United Methodist Church.

Michael Bozic (73) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				100	Trustee and member of the Hillsdale College Board of Trustees.
Kathleen A. Dennis (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	98	Director of various non-profit organizations.
Dr. Manuel H. Johnson (65) c/o Johnson Smick International, Inc. 220 I Street, N.E. Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	101	Director of NVR, Inc. (home construction).
Joseph J. Kearns (71) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	101	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

23

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Director and Officer Information (unaudited) (cont'd)

Independent Director (cont'd):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (55) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				98	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (77) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013)	100	None.
W. Allen Reed (66) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	98	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (81) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	101	Through December 31, 2012, Trustee and Director of certain Investment companies in the JP Morgan Fund Complex.

Interested Director:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (66) One New York Plaza New York, New York 10004	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	99

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2013) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

24

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (50) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer — Equity, Fixed Income and AIP Funds	Since September 2013	President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) in the Fund Complex; Managing Director of the Adviser.
Stefanie V. Chang Yu (47) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014). Formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (48) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014	Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014).
Francis J. Smith (48) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).
Mary E. Mullin (46) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  Each officer serves an indefinite term, until his or her successor is elected.

25

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Portfolio. For more detailed information about the Portfolio, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Portfolio, including its Directors. It is available, without charge, by calling 1 (800) 548-7786.

This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFMCGANN
806841 Exp 2.28.15

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

U.S. Real Estate Portfolio

The Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

Annual Report – December 31, 2013

The Universal Institutional Funds, Inc.

Expense Example	2
Investment Overview	3
Portfolio of Investments	5
Statement of Assets and Liabilities	6
Statement of Operations	7
Statements of Changes in Net Assets	8
Financial Highlights	9
Notes to Financial Statements	11
Report of Independent Registered Public Accounting Firm	17
Federal Tax Notice	18
Director and Officer Information	19

1

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Expense Example (unaudited)

U.S. Real Estate Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, including advisory fees, administration fees, distribution (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/13	Actual Ending Account Value 12/31/13	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
U.S. Real Estate Portfolio Class I	$1,000.00	$973.70	$1,019.81	$5.32	$5.45	1.07%
U.S. Real Estate Portfolio Class II	1,000.00	971.80	1,018.55	6.56	6.72	1.32

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

2

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Investment Overview (unaudited)

U.S. Real Estate Portfolio

The U.S. Real Estate Portfolio (the "Portfolio") seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts ("REITs").

Performance

For the fiscal year ended December 31, 2013, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 2.05%, net of fees, for Class I shares and 1.75%, net of fees, for Class II shares. The Portfolio's Class I and Class II shares underperformed against their benchmark, the FTSE NAREIT (National Association of Real Estate Investment Trusts) Equity REITs Index (the "Index"), which returned 2.47%, and underperformed against the Standard and Poor's 500® (S&P 500®) Index, which returned 32.39%.

Factors Affecting Performance

•  The REIT market gained 2.47% in the 12-month period ending December 31, 2013, as measured by the Index. REITs rallied approximately 20% through late-May as they benefited from yield-oriented buying and then declined by 14.5% for the remainder of the year on concerns over higher interest rates and U.S. Federal Reserve quantitative easing (QE) tapering, which was announced in December. During the year, movements in REIT share prices appeared to have been influenced by transactional evidence in the private markets of strong investor demand for core assets at valuations that demonstrate the acceptance of low expected returns as well as investors' search for yield. REITs trailed the broader equity markets during the year, as investors remained cautious towards the sector due to higher interest rates.

•  Among the major sectors, the office sector outperformed, the retail sector modestly underperformed, and the apartment sector underperformed the Index. Apartment companies underperformed as they appeared to continue to be plagued by negative sentiment associated with the decelerating growth in rental rates and increased pipeline of new supply. This was somewhat surprising, as apartments tend to outperform the overall REIT sector in rising rate environments due to shorter-term leases and lower dividend yields. Within the office sector, companies with exposure to central business district (CBD) assets and suburban office assets outperformed, while the specialty office companies underperformed the Index. The retail sector modestly underperformed as the owners of shopping centers outperformed and the owners of malls underperformed the Index. The health care REITs underperformed the Index, as the sector had been a beneficiary of investors' chase for higher yields in the earlier part of 2013, which appeared to reverse. Among the smaller sectors, the hotel sector significantly outperformed likely due to an improved outlook for the economy. The net lease, storage and industrial sectors outperformed the Index.

•  The Portfolio underperformed the Index for the period. Bottom-up stock selection modestly detracted from and top-down sector allocation contributed to the Portfolio's performance relative to the Index. From a bottom-up perspective, the Portfolio achieved favorable relative stock selection in the diversified, net lease, mall and hotel sectors. This was offset by the negative impact of stock selection in the apartment, health care, shopping center and suburban office sectors. From a top-down perspective, the overweight to the hotel sector, and the underweight to the health care and specialty office sectors contributed to relative performance. This was partially offset by the underweight to the net lease sector and the overweight to the diversified and apartment sectors, which dampened performance.

Management Strategies

•  We have maintained our core investment philosophy as a real estate value investor. This results in the ownership of stocks whose share prices provide real estate exposure at the best valuation relative to their underlying asset values. We continue to focus on relative implied valuations as a key metric. Our company-specific research leads us to an overweighting in the Portfolio to a group of companies that are focused in the ownership of high quality malls, apartments, CBD office assets, upscale hotels and a number of out-of-favor companies, and an underweighting to companies concentrated in the ownership of net lease, health care, suburban office, specialty office, shopping center, storage and industrial assets.

•  Our outlook for the REIT market is based on two key factors: private market pricing for underlying real estate assets and public market pricing for the securities. With asset values for what we believe are high-quality assets having fully recovered and now, on average, modestly in excess of their all-time peak levels achieved in mid-2007, the overall REIT market ended the year at a modest premium to Net Asset Values (NAVs). This reflects a bifurcation in the market between the core property sectors (apartments, malls) trading at meaningful discounts to Net Asset Values (NAVs) and finance-company/dividend-oriented stocks (health care, net lease) trading at significant

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The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Investment Overview (unaudited) (cont'd)

U.S. Real Estate Portfolio

premiums to NAVs. It is noteworthy that the sector ended the year trading below its historical average premium to NAVs, most likely due to investor concerns with regard to rising rates negatively impacting asset values.

Performance Compared to the FTSE NAREIT Equity REITs Index(1) and the S&P 500® Index(2)

	Period Ended December 31, 2013
	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Portfolio – Class I(4)	2.05%	15.87%	9.02%	9.71%
FTSE NAREIT Equity REITs Index	2.47	16.50	8.42	9.08
S&P 500® Index	32.39	17.94	7.40	7.08
Portfolio – Class II(5)	1.75	15.65	8.77	11.21
FTSE NAREIT Equity REITs Index	2.47	16.50	8.42	10.89
S&P 500® Index	32.39	17.94	7.40	8.70

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)  The FTSE NAREIT (National Association of Real Estate Investment Trusts) Equity REITs Index is free float-adjusted market capitalization weighted index of tax-qualified REITs listed on the New York Stock Exchange, NYSE Amex and the NASDAQ National Market Systems. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Standard and Poor's 500® Index (S&P 500®) measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(4)  Commenced operations on March 3, 1997.

(5)  Commenced offering on November 5, 2002.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary from the Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Portfolio Composition

Classification	Percentage of Total Investments
Regional Malls	22.3%
Apartments	18.3
Lodging/Resorts	10.1
Health Care	9.9
Diversified	8.7
Office	8.3
Shopping Centers	5.9
Industrial	5.7
Other*	5.5
Self Storage	5.3
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

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The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Portfolio of Investments

U.S. Real Estate Portfolio

	Shares	Value (000)
Common Stocks (97.7%)
Apartments (18.1%)
American Campus Communities, Inc. REIT	81,960	$2,640
AvalonBay Communities, Inc. REIT	212,525	25,127
BRE Properties, Inc. REIT	23,809	1,303
Camden Property Trust REIT	164,700	9,368
Equity Residential REIT	897,535	46,555
Essex Property Trust, Inc. REIT	7,257	1,041
Post Properties, Inc. REIT	5,550	251
		86,285
Diversified (8.7%)
Cousins Properties, Inc. REIT	348,293	3,587
Forest City Enterprises, Inc., Class A (a)	243,609	4,653
Lexington Realty Trust REIT	33,050	337
Vornado Realty Trust REIT	358,284	31,812
Winthrop Realty Trust REIT	70,903	784
		41,173
Health Care (9.8%)
HCP, Inc. REIT	557,841	20,261
Health Care, Inc. REIT	58,000	3,107
Healthcare Realty Trust, Inc. REIT	272,244	5,801
Senior Housing Properties Trust REIT	280,009	6,225
Ventas, Inc. REIT	199,260	11,414
		46,808
Industrial (5.7%)
Cabot Industrial Value Fund II, LP REIT (a)(b)(c)(d)	11,760	5,089
DCT Industrial Trust, Inc. REIT	694,794	4,954
Keystone Industrial Fund, LP REIT (a)(b)(c)(d)	6,362,376	6,655
ProLogis, Inc. REIT	262,624	9,704
Rexford Industrial Realty, Inc. REIT	50,600	668
		27,070
Lodging/Resorts (10.1%)
Ashford Hospitality Prime, Inc. REIT	47,230	860
Ashford Hospitality Trust, Inc. REIT	236,150	1,955
Host Hotels & Resorts, Inc. REIT	1,900,717	36,950
Starwood Hotels & Resorts Worldwide, Inc.	102,762	8,164
		47,929
Manufactured Homes (1.4%)
Equity Lifestyle Properties, Inc. REIT	189,498	6,866
Mixed Industrial/Office (1.7%)
Duke Realty Corp. REIT	249,690	3,755
Liberty Property Trust REIT	48,000	1,626
PS Business Parks, Inc. REIT	36,997	2,827
		8,208
Office (8.2%)
Alexandria Real Estate Equities, Inc. REIT	66,840	4,253
Boston Properties, Inc. REIT	173,387	17,403
BRCP REIT I, LP (a)(b)(c)(d)	2,928,671	603
BRCP REIT II, LP (a)(b)(c)(d)	7,155,500	3,785
Brookfield Office Properties, Inc.	8,466	163
	Shares	Value (000)
Hudson Pacific Properties, Inc. REIT	249,300	$5,452
Mack-Cali Realty Corp. REIT	343,252	7,373
		39,032
Regional Malls (22.1%)
CBL & Associates Properties, Inc. REIT	44,550	800
General Growth Properties, Inc. REIT	943,187	18,930
Macerich Co. (The) REIT	156,832	9,236
Simon Property Group, Inc. REIT	471,015	71,670
Taubman Centers, Inc. REIT	69,936	4,470
		105,106
Retail Free Standing (0.8%)
National Retail Properties, Inc. REIT	95,930	2,910
Realty Income Corp. REIT	22,970	857
		3,767
Self Storage (5.2%)
Public Storage REIT	154,136	23,201
Sovran Self Storage, Inc. REIT	27,242	1,775
		24,976
Shopping Centers (5.9%)
Acadia Realty Trust REIT	103,356	2,566
DDR Corp. REIT	141,780	2,179
Federal Realty Investment Trust REIT	56,164	5,696
Regency Centers Corp. REIT	378,569	17,528
		27,969
Total Common Stocks (Cost $314,912)		465,189
Short-Term Investment (1.5%)
Investment Company (1.5%)
Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio — Institutional Class (See Note H) (Cost $7,048)	7,047,926	7,048
Total Investments (99.2%) (Cost $321,960)		472,237
Other Assets in Excess of Liabilities (0.8%)		3,636
Net Assets (100.0%)		$475,873

(a)  Non-income producing security.

(b)  Security has been deemed illiquid at December 31, 2013.

(c)  At December 31, 2013, the Portfolio held fair valued securities valued at approximately $16,132,000, representing 3.4% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

(d)  Restricted security valued at fair value and not registered under the Securities Act of 1933, BRCP REIT I, LLC was acquired between 12/04 - 5/08 and has a current cost basis of approximately $556,000. BRCP REIT II, LLC was acquired between 1/07 - 4/11 and has a current cost basis of approximately $7,155,000. Cabot Industrial Value Fund II, LP was acquired between 3/07 - 5/09 and has a current cost basis of approximately $5,880,000, Keystone Industrial Fund LP was acquired between 3/07 - 6/11 and has a current cost basis of approximately $4,654,000. At December 31, 2013, these securities had an aggregate market value of approximately $16,132,000 representing 3.4% of net assets.

REIT  Real Estate Investment Trust.

The accompanying notes are an integral part of the financial statements.
5

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

U.S. Real Estate Portfolio

Statement of Assets and Liabilities	December 31, 2013 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $314,912)	$465,189
Investment in Security of Affiliated Issuer, at Value (Cost $7,048)	7,048
Total Investments in Securities, at Value (Cost $321,960)	472,237
Foreign Currency, at Value (Cost $ —@)	—	@
Receivable for Portfolio Shares Sold	2,259
Dividends Receivable	2,133
Receivable for Investments Sold	1,502
Receivable from Affiliate	—	@
Other Assets	8
Total Assets	478,139
Liabilities:
Payable for Advisory Fees	975
Payable for Investments Purchased	819
Payable for Portfolio Shares Redeemed	289
Payable for Administration Fees	100
Payable for Distribution Fees — Class II Shares	39
Payable for Professional Fees	9
Payable for Custodian Fees	4
Payable for Directors' Fees and Expenses	4
Other Liabilities	27
Total Liabilities	2,266
NET ASSETS	$475,873
Net Assets Consist of:
Paid-in-Capital	$523,353
Accumulated Undistributed Net Investment Income	6,009
Accumulated Net Realized Loss	(203,766)
Unrealized Appreciation (Depreciation) on:
Investments	150,277
Foreign Currency Translations	(—	@)
Net Assets	$475,873
CLASS I:
Net Assets	$289,874
Net Asset Value, Offering and Redemption Price Per Share Applicable to 18,420,749 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$15.74
CLASS II:
Net Assets	$185,999
Net Asset Value, Offering and Redemption Price Per Share Applicable to 11,876,720 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$15.66

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
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The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

U.S. Real Estate Portfolio

Statement of Operations	Year Ended December 31, 2013 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $2 of Foreign Taxes Withheld)	$12,306
Dividends from Security of Affiliated Issuer (Note H)	2
Total Investment Income	12,308
Expenses:
Advisory Fees (Note B)	3,998
Administration Fees (Note C)	1,251
Distribution Fees — Class II Shares (Note D)	649
Professional Fees	78
Shareholder Reporting Fees	35
Custodian Fees (Note F)	24
Directors' Fees and Expenses	12
Pricing Fees	3
Transfer Agency Fees (Note E)	2
Other Expenses	21
Expenses Before Non Operating Expenses	6,073
Investment Related Expenses	85
Total Expenses	6,158
Distribution Fees — Class II Shares Waived (Note D)	(185)
Rebate from Morgan Stanley Affiliate (Note H)	(9)
Net Expenses	5,964
Net Investment Income	6,344
Realized Gain:
Investments Sold	15,696
Foreign Currency Transactions	— @
Net Realized Gain	15,696
Change in Unrealized Appreciation (Depreciation):
Investments	(12,776)
Foreign Currency Translations	(— @)
Net Change in Unrealized Appreciation (Depreciation)	(12,776)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	2,920
Net Increase in Net Assets Resulting from Operations	$9,264

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
7

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

U.S. Real Estate Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2013 (000)	Year Ended December 31, 2012 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$6,344	$5,310
Net Realized Gain	15,696	18,542
Net Change in Unrealized Appreciation (Depreciation)	(12,776)	45,919
Net Increase in Net Assets Resulting from Operations	9,264	69,771
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(3,449)	(2,576)
Class II:
Net Investment Income	(1,580)	(1,069)
Total Distributions	(5,029)	(3,645)
Capital Share Transactions:(1)
Class I:
Subscribed	49,592	41,613
Distributions Reinvested	3,449	2,576
Redeemed	(71,228)	(57,248)
Class II:
Subscribed	45,406	20,907
Distributions Reinvested	1,580	1,069
Redeemed	(39,618)	(48,149)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(10,819)	(39,232)
Total Increase (Decrease) in Net Assets	(6,584)	26,894
Net Assets:
Beginning of Period	482,457	455,563
End of Period (Including Accumulated Undistributed Net Investment Income of $6,009 and $4,979)	$475,873	$482,457
(1) Capital Share Transactions:
Class I:
Shares Subscribed	3,025	2,765
Shares Issued on Distributions Reinvested	211	165
Shares Redeemed	(4,385)	(3,814)
Net Decrease in Class I Shares Outstanding	(1,149)	(884)
Class II:
Shares Subscribed	2,800	1,395
Shares Issued on Distributions Reinvested	97	68
Shares Redeemed	(2,450)	(3,223)
Net Increase (Decrease) in Class II Shares Outstanding	447	(1,760)

The accompanying notes are an integral part of the financial statements.
8

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Financial Highlights

U.S. Real Estate Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2013		2012		2011		2010		2009
Net Asset Value, Beginning of Period	$15.59		$13.57		$12.91		$10.15		$8.20
Income (Loss) from Investment Operations:
Net Investment Income†	0.22		0.18		0.08		0.14		0.17
Net Realized and Unrealized Gain (Loss)	0.11		1.97		0.69		2.87		2.04
Total from Investment Operations	0.33		2.15		0.77		3.01		2.21
Distributions from and/or in Excess of:
Net Investment Income	(0.18)		(0.13)		(0.11)		(0.25)		(0.26)
Net Asset Value, End of Period	$15.74		$15.59		$13.57		$12.91		$10.15
Total Return ++	2.05%		15.84%		5.92%		29.96%		28.36%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$289,874		$305,099		$277,481		$288,516		$244,866
Ratio of Expenses to Average Net Assets(1)	1.10	%+††	1.10	%+††	1.09	%+††	1.11	%+††	1.13	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.08	%+††	1.08	%+††	1.07	%+††	1.10	%+††	1.10	%+
Ratio of Net Investment Income to Average Net Assets(1)	1.36	%+††	1.19	%+††	0.64	%+††	1.20	%+††	2.25	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.00	%††§	0.00	%††§	0.00	%††§	0.00	%§
Portfolio Turnover Rate	17%		17%		18%		22%		36%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		N/A		N/A		1.12	%+††	1.14	%+
Net Investment Income to Average Net Assets	N/A		N/A		N/A		1.19	%+††	2.24	%+

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
9

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Financial Highlights

U.S. Real Estate Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2013		2012		2011		2010		2009
Net Asset Value, Beginning of Period	$15.52		$13.50		$12.84		$10.11		$8.16
Income (Loss) from Investment Operations:
Net Investment Income†	0.18		0.14		0.05		0.11		0.14
Net Realized and Unrealized Gain (Loss)	0.10		1.97		0.68		2.84		2.05
Total from Investment Operations	0.28		2.11		0.73		2.95		2.19
Distributions from and/or in Excess of:
Net Investment Income	(0.14)		(0.09)		(0.07)		(0.22)		(0.24)
Net Asset Value, End of Period	$15.66		$15.52		$13.50		$12.84		$10.11
Total Return ++	1.75%		15.62%		5.66%		29.53%		28.49%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$185,999		$177,358		$178,082		$198,500		$258,106
Ratio of Expenses to Average Net Assets(1)	1.35	%+††	1.35	%+††	1.34	%+††	1.36	%+††	1.38	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.33	%+††	1.33	%+††	1.32	%+††	1.35	%+††	1.35	%+
Ratio of Net Investment Income to Average Net Assets(1)	1.11	%+††	0.94	%+††	0.39	%+††	0.95	%+††	1.83	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.00	%††§	0.00	%††§	0.00	%††§	0.00	%§
Portfolio Turnover Rate	17%		17%		18%		22%		36%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.45	%††	1.45	%††	1.44	%††	1.47	%+††	1.49	%+
Net Investment Income to Average Net Assets	1.01	%††	0.84	%††	0.29	%††	0.84	%+††	1.72	%+

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
10

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Notes to Financial Statements

The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of ten separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the U.S. Real Estate Portfolio. The Portfolio seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts ("REITs"). The Portfolio offers two classes of shares – Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors (the "Directors"). Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (4) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (5) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for

11

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Notes to Financial Statements (cont'd)

calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

• Level 1 – unadjusted quoted prices in active markets for identical investments

• Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2013.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Apartments	$86,285	$—	$—	$86,285
Diversified	41,173	—	—	41,173
Health Care	46,808	—	—	46,808
Industrial	15,326	—	11,744	27,070
Lodging/Resorts	47,929	—	—	47,929
Manufactured Homes	6,866	—	—	6,866
Mixed Industrial/Office	8,208	—	—	8,208
Office	34,644	—	4,388	39,032
Regional Malls	105,106	—	—	105,106
Retail Free Standing	3,767	—	—	3,767
Self Storage	24,976	—	—	24,976
Shopping Centers	27,969	—	—	27,969
Total Common Stocks	449,057	—	16,132	465,189
Short-Term Investment — Investment Company	7,048	—	—	7,048
Total Assets	$456,105	$—	$16,132	$472,237

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2013, the Portfolio did not have any investments transfer between investment levels.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Common Stocks (000)
Beginning Balance	$15,603
Purchases	—
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	—
Corporate Action	(706)
Change in unrealized appreciation/depreciation	1,235
Realized gains (losses)	—
Ending Balance	$16,132
Net change in unrealized appreciation/depreciation from investments still held as of December 31, 2013	$1,235

12

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Notes to Financial Statements (cont'd)

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2013.

	Fair Value at December 31, 2013 (000)	Valuation Technique	Unobservable Input
Industrial
Common Stocks	$11,744	Reported Capital Balance, Adjusted for Subsequent Capital Calls and Returns of Capital, as applicable.	Adjusted Capital Balance
Office
Common Stocks	$4,388	Reported Capital Balance, Adjusted for Subsequent Capital Calls and Returns of Capital, as applicable.	Adjusted Capital Balance

3.  Unfunded Commitments: Subject to the terms of a Subscription Agreement between the Portfolio and BRCP REIT I, LLC, the Portfolio has made a subscription commitment of $3,360,000 for which it will receive 3,360,000 shares of common stock. As of December 31, 2013, BRCP REIT I, LLC has drawn down approximately $2,929,000, which represents 87.2% of the commitment.

Subject to the terms of a Subscription Agreement between the Portfolio and BRCP REIT II, LLC, the Portfolio has made a subscription commitment of $7,700,000 for which it will receive 7,700,000 shares of common stock. As of December 31, 2013, BRCP REIT II, LLC has drawn down approximately $7,155,000, which represents 92.9% of the commitment.

Subject to the terms of a Subscription Agreement between the Portfolio and Keystone Industrial Fund, LP, the Portfolio has made a subscription commitment of $6,675,000 for which it will receive 6,675,000 shares of common stock. As of December 31, 2013, Keystone Industrial Fund, LP has drawn down approximately $6,362,000, which represents 95.3% of the commitment.

Subject to the terms of a Subscription Agreement between the Portfolio and Cabot Industrial Value Fund, LP, the Portfolio has made a subscription commitment of $6,300,000 for which it will receive 12,600 shares of common stock. As of December 31, 2013, Cabot Industrial Value Fund, LP has drawn down approximately $5,880,000 which represents 93.3% of the commitment.

4.  Restricted Securities: The Portfolio invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Portfolio may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Portfolio, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Portfolio could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Portfolio would, in either case, bear market risks during that period. Restricted Securities are identified in the Portfolio of Investments.

5.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Portfolio invests a significant portion of its assets in securities of REITs. The market's perception of prospective declines in private real estate values and other financial assets may result in increased volatility of market

13

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Notes to Financial Statements (cont'd)

prices that can negatively impact the valuation of certain issuers held by the Portfolio.

The Portfolio owns shares of REITs which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

7.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.80%	0.75%	0.70%

For the year ended December 31, 2013, the advisory fee rate (net of rebate) was equivalent to an annual effective rate of 0.80% of the Portfolio's daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.10% for Class I shares and 1.35% for Class II shares. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Directors act to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.25% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Distributor of the Portfolio and provides the Portfolio's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Portfolio is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio's average daily net assets attributable to Class II shares. The Distributor has agreed to waive 0.10% of the 0.35% distribution fee that it may receive. This fee waiver will continue for at least one year or until such time as the Directors act to discontinue all or a portion of such waiver when it deems such action is appropriate. For the year ended December 31, 2013, this waiver amounted to approximately $185,000.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent was Morgan Stanley Services Company Inc. ("Morgan Stanley Services"). Effective July 1, 2013, the Directors approved changing the transfer agent to Boston Financial Data Services, Inc.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes – Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2013, remains subject to examination by taxing authorities.

14

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Notes to Financial Statements (cont'd)

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2013 and 2012 was as follows:

2013 Distributions Paid From:		2012 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$5,029	—	$3,645	—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to REIT basis adjustments, securities sold with return of capital basis adjustment, partnership basis adjustments and nondeductible expenses, resulted in the following reclassifications among the components of net assets at December 31, 2013:

Accumulated Undistributed Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$(285)	$76	$209

At December 31, 2013, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$5,698	—

At December 31, 2013, the aggregate cost for Federal income tax purposes is approximately $342,539,000. The aggregate gross unrealized appreciation is approximately $140,238,000 and the aggregate gross unrealized depreciation is approximately $10,541,000 resulting in net unrealized appreciation of approximately $129,697,000.

At December 31, 2013, the Portfolio had available for Federal income tax purposes unused capital losses, which will expire on the indicated dates:

Amount (000)	Expiration
$183,187	December 31, 2017

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended December 31, 2013, the Portfolio utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately $15,931,000.

H. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2013, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $81,684,000 and $94,826,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2013.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2013, advisory fees paid were reduced by approximately $9,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2013 is as follows:

Value December 31, 2012 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2013 (000)
$2,798	$61,784	$57,534	$2	$7,048

From January 1, 2013 to June 30, 2013, the Portfolio incurred approximately $1,000 in brokerage commissions with Citigroup, Inc., and its affiliated broker-dealers, which may be deemed affiliates of the Adviser, Administrator and Distributor under Section 17 of the Act, for portfolio transactions executed on behalf of the Portfolio. Citigroup, Inc. and its affiliated broker-dealers ceased to be affiliates of the Portfolio pursuant to Section 17 of the Act as of July 1, 2013.

I. Other (unaudited): At December 31, 2013, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 44% and 74%, for Class I and Class II, respectively.

15

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Notes to Financial Statements (cont'd)

J. Accounting Pronouncement: In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services – Investment Companies (Topic 946) – Amendments to the Scope, Measurement, and Disclosure Requirements ("ASU 2013-08") which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company's non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08's criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the Portfolio, management expects that the impact of the Portfolio's adoption will be limited to additional financial statement disclosures.

16

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
The Universal Institutional Funds, Inc. —
U.S. Real Estate Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of U.S. Real Estate Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the "Portfolio") as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of U.S. Real Estate Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 21, 2014

17

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2013.

For corporate shareholders, 7.83% of the dividends qualified for the dividends received deduction.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

18

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Director and Officer Information (unaudited)

Independent Director:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (69) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				98

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the charity J Street Cup Golf; Trustee of Fairhaven United Methodist Church.

Michael Bozic (73) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000); Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				100	Trustee and member of the Hillsdale College Board of Trustees.
Kathleen A. Dennis (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	98	Director of various non-profit organizations.
Dr. Manuel H. Johnson (65) c/o Johnson Smick International, Inc. 220 I Street, NE-Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	101	Director of NVR, Inc. (home construction).
Joseph J. Kearns (71) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	101	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

19

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Director and Officer Information (unaudited) (cont'd)

Independent Director (cont'd):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (55) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				98	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (77) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	100	None.
W. Allen Reed (66) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	98	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (81) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	101	Through December 31, 2012, Trustee and Director of certain Investment companies in the JPMorgan Fund Complex.

Interested Director:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (66) One New York Plaza New York, NY 10004	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	99

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2013) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

20

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (50) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer — Equity, Fixed Income and AIP Funds	Since September 2013	President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) in the Fund Complex. Managing Director of the Adviser.
Stefanie V. Chang Yu (47) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014). Formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (48) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014). Formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (48) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).
Mary E. Mullin (46) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  Each officer serves an indefinite term, until his or her successor is elected.

21

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The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Portfolio. For more detailed information about the Portfolio, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Portfolio, including its Directors. It is available, without charge, by calling 1 (800) 548-7786.

This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFREIANN
805192 EXP 2.28.15

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Small Company Growth Portfolio

The Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Expense Example	2
Investment Overview	3
Portfolio of Investments	5
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	12
Report of Independent Registered Public Accounting Firm	19
Federal Tax Notice	20
Director and Officer Information	21

1

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Expense Example (unaudited)

Small Company Growth Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, including advisory fees, administration fees, distribution (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/13	Actual Ending Account Value 12/31/13	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Small Company Growth Portfolio Class II	$1,000.00	$1,377.70	$1,018.90	$7.49	$6.36	1.25%

*  Expenses are calculated using the Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

2

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Investment Overview (unaudited)

Small Company Growth Portfolio

The Small Company Growth Portfolio (the "Portfolio") seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small companies.

Performance

For the fiscal year ended December 31, 2013, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 71.33%, net of fees, for Class II shares. The Portfolio's Class II shares outperformed against its benchmark, the Russell 2000® Growth Index (the "Index"), which returned 43.30%. Please keep in mind that high double-digit returns are highly unusual and cannot be sustained.

Factors Affecting Performance

•  U.S. stocks turned in a strong performance for the year ended December 31, 2013. As in 2012, the expectation that accommodative monetary policy by the U.S. Federal Reserve (Fed) would continue for some time helped drive the prices of risky assets including stocks higher in 2013. However, as the U.S. economy began to look stronger, the Fed started signaling its intention to reduce the pace of its asset purchase program (known as quantitative easing or QE) if economic data warranted. Uncertainty as to the timing and magnitude of this tapering led to volatility across the capital markets. When the Fed unexpectedly left its QE program intact after its September meeting, stocks rallied strongly. The market's advance paused in October, disrupted by a partial government shutdown and political gridlock over whether to raise the debt ceiling, but resumed in the final months of the period on expectations — and later confirmation by the Fed — that QE tapering would begin in 2014.

•  Stock selection in technology and consumer discretionary drove the majority of the Portfolio's outperformance relative to the Index. In the technology sector, performance was led by a position in an online social networking and microblogging service. A holding in a restaurant owner/operator drove relative gains in the consumer discretionary sector.

•  The third largest contributor was the consumer staples sector, where stock selection and an overweight in the sector were both beneficial to relative performance. The Portfolio's exposure to a U.K.-based online grocer, which is not represented in the Index, added the most to performance within the sector.

•  The only sector-level detractor from relative performance during the period was health care. Both stock selection and an underweight in the sector dampened relative returns. A holding in a medical claims processor was the most detrimental to performance in the sector.

Management Strategies

•  We look for high-quality growth companies that we believe have these attributes: sustainable competitive advantages, business visibility, rising returns on invested capital, strong free cash flow and an attractive risk/reward. We find these companies through intense fundamental research. Our emphasis is on secular growth, and as a result short-term market events are not as meaningful in the stock selection process.

Performance Compared to the Russell 2000® Growth Index(1)

	Period Ended December 31, 2013
	Total Returns(2)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(4)
Portfolio – Class II(3)	71.33%	27.20%	11.86%	14.34%
Russell 2000® Growth Index	43.30	22.58	9.41	12.36

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)  The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(3)  Commenced operations on April 30, 2003.

(4)  For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

3

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Investment Overview (unaudited) (cont'd)

Small Company Growth Portfolio

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	44.2%
Computer Services, Software & Systems	24.1
Commercial Services	9.9
Foods	9.3
Computer Technology	6.7
Diversified Retail	5.8
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2013.

**  Industries and/or investment types representing less than 5% of total investments.

4

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Portfolio of Investments

Small Company Growth Portfolio

	Shares	Value (000)
Common Stocks (84.7%)
Advertising Agencies (2.5%)
Aimia, Inc. (Canada)	26,903	$494
Criteo SA ADR (France) (a)	2,374	81
		575
Air Transport (1.3%)
XPO Logistics, Inc. (a)(b)	11,459	301
Asset Management & Custodian (4.2%)
Eurazeo SA (France)	6,390	501
Greenhill & Co., Inc.	8,123	471
		972
Auto Parts (0.8%)
Fox Factory Holding Corp. (a)	10,410	183
Banks: Diversified (1.0%)
Financial Engines, Inc.	3,500	243
Beverage: Brewers & Distillers (1.2%)
Boston Beer Co., Inc. (The), Class A (a)	877	212
Crimson Wine Group Ltd. (a)	8,951	79
		291
Biotechnology (0.7%)
Alnylam Pharmaceuticals, Inc. (a)	849	55
Intrexon Corp. (a)(b)	2,455	58
Organovo Holdings, Inc. (a)(b)	4,112	46
		159
Building Materials (0.8%)
Louis XIII Holdings Ltd. (Hong Kong)	181,200	182
Cement (0.9%)
Eagle Materials, Inc.	2,599	201
Chemicals: Diversified (0.3%)
Tronox Ltd., Class A	3,228	74
Commercial Services (9.9%)
Advisory Board Co. (The) (a)	15,030	957
Corporate Executive Board Co. (The)	12,320	954
CoStar Group, Inc. (a)	1,121	207
MercadoLibre, Inc. (Brazil)	1,842	198
		2,316
Computer Services, Software & Systems (11.6%)
Autohome, Inc. ADR (China) (a)	3,735	137
Cornerstone OnDemand, Inc. (a)	4,345	232
Dealertrack Technologies, Inc. (a)	2,550	123
FireEye, Inc. (a)	4,125	180
Guidewire Software, Inc. (a)	4,309	211
MakeMyTrip Ltd. (India) (a)	9,178	177
OpenTable, Inc. (a)	3,560	283
RealPage, Inc. (a)	4,725	110
Solera Holdings, Inc.	7,916	560
Tangoe, Inc. (a)	6,988	126
Veeva Systems, Inc., Class A (a)(b)	3,910	125
Xoom Corp. (a)	6,408	175
Yelp, Inc. (a)	3,039	210
Zynga, Inc., Class A (a)	19,454	74
		2,723
	Shares	Value (000)
Computer Technology (6.7%)
Benefitfocus, Inc. (a)	8,597	$497
FleetMatics Group PLC (Ireland) (a)	2,828	122
Nimble Storage, Inc. (a)	3,424	155
Textura Corp. (a)	13,996	419
Youku Tudou, Inc. ADR (China) (a)	6,607	200
Zillow, Inc., Class A (a)	2,068	169
		1,562
Consumer Electronics (0.6%)
Sohu.com, Inc. (China) (a)	1,900	139
Diversified Financial Services (1.7%)
Capitol Acquisition Corp. II (Units) (a)(c)	7,355	73
Ellie Mae, Inc. (a)	3,709	100
WageWorks, Inc. (a)	3,848	229
		402
Diversified Retail (5.8%)
Blue Nile, Inc. (a)	10,697	504
Citi Trends, Inc. (a)	6,337	108
Groupon, Inc. (a)	39,667	467
Krispy Kreme Doughnuts, Inc. (a)	14,702	283
		1,362
Electronic Components (0.9%)
3D Systems Corp. (a)(b)	2,329	216
Electronics (1.3%)
QIWI plc ADR	5,384	302
Entertainment (1.9%)
Vail Resorts, Inc.	5,826	438
Foods (9.4%)
Annie's, Inc. (a)	4,593	198
Fairway Group Holdings Corp. (a)	10,308	187
Fiesta Restaurant Group, Inc. (a)	17,257	901
Ocado Group PLC (United Kingdom) (a)	57,608	421
Potbelly Corp. (a)(b)	19,757	480
		2,187
Health Care Management Services (1.6%)
HMS Holdings Corp. (a)	16,439	374
Health Care Services (3.5%)
athenahealth, Inc. (a)	6,012	809
Household Appliances (0.9%)
SodaStream International Ltd. (Israel) (a)	4,432	220
Insurance: Multi-Line (1.3%)
Greenlight Capital Re Ltd., Class A (a)	8,761	295
Leisure Time (0.4%)
Qunar Cayman Islands Ltd. ADR (China) (a)	3,599	95
Medical & Dental Instruments & Supplies (0.9%)
Techne Corp.	2,334	221
Medical Services (2.9%)
Medidata Solutions, Inc. (a)	11,291	684
Oil: Crude Producers (0.7%)
Gulfport Energy Corp. (a)	2,779	175

The accompanying notes are an integral part of the financial statements.
5

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Portfolio of Investments (cont'd)

Small Company Growth Portfolio

	Shares	Value (000)
Pharmaceuticals (0.6%)
Agios Pharmaceuticals, Inc. (a)(b)	1,367	$33
Ironwood Pharmaceuticals, Inc. (a)	9,475	110
		143
Restaurants (1.6%)
BJ's Restaurants, Inc. (a)	11,911	370
Semiconductors & Components (1.6%)
First Solar, Inc. (a)	3,307	181
Tessera Technologies, Inc.	9,530	188
		369
Specialty Retail (1.5%)
Five Below, Inc. (a)	8,145	352
Technology: Miscellaneous (1.5%)
iRobot Corp. (a)	3,954	138
Tableau Software, Inc., Class A (a)	2,963	204
		342
Telecommunications Equipment (1.7%)
Angie's List, Inc. (a)(b)	14,212	215
Pandora Media, Inc. (a)	7,091	189
		404
Truckers (0.5%)
Prumo Logistica SA (Brazil) (a)	262,100	120
Utilities: Electrical (0.0%)
AET&D Holdings No. 1 Ltd. (Australia) (a)(d)(e)	113,183	—
Total Common Stocks (Cost $12,445)		19,801
Preferred Stocks (1.1%)
Advertising Agencies (0.1%)
Glam Media, Inc. Series M-1 (a)(d)(e)(f) (acquisition cost — $142; acquired 3/19/08)	9,428	28
Glam Media, Inc. Escrow Series M-1 (a)(d)(e)(f) (acquisition cost — $14; acquired 3/19/08)	1,346	2
		30
Health Care Services (1.0%)
Castlight Health, Inc. (a)(d)(e)(f) (acquisition cost — $132; acquired 6/4/10)	32,177	219
Total Preferred Stocks (Cost $288)		249
Convertible Preferred Stocks (12.5%)
Computer Services, Software & Systems (12.5%)
Twitter, Inc. Series E (a)(e)(f) (acquisition cost — $134; acquired 9/24/09)	50,319	2,936
Computer Technology (0.0%)
Youku Tudou, Inc., Class A (a)(d)(e)(f) (acquisition cost — $—@; acquired 9/16/10)	17	—	@
Total Convertible Preferred Stocks (Cost $134)		2,936
	Face Amount (000)	Value (000)
Promissory Notes (0.1%)
Advertising Agencies (0.1%)
Glam Media, Inc. 9.00%, 12/3/19 (a)(d)(e)(f) (acquisition cost — $60; acquired 3/19/08)	$21	$18
Glam Media, Inc. Escrow 9.00%, 12/3/19 (a)(d)(e)(f) (acquisition cost — $1; acquired 3/19/08)	1	1
Total Promissory Notes (Cost $61)		19
	Shares
Short-Term Investments (7.7%)
Securities held as Collateral on Loaned Securities (5.8%)
Investment Company (5.0%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note H)	1,178,051	1,178
	Face Amount (000)
Repurchase Agreements (0.8%)
BNP Paribas Securities Corp. (0.01%, dated 12/31/13, due 1/2/14; proceeds $106; fully collateralized by various U.S. Government Obligations; 0.63% – 3.63% due 8/15/16 – 2/15/21; valued at $108)	$106	106
Merrill Lynch & Co., Inc. (0.18%, dated 12/31/13, due 1/2/14; proceeds $76; fully collateralized by various Common Stocks and Exchange Traded Funds; valued at $82)	76	76
		182
Total Securities held as Collateral on Loaned Securities (Cost $1,360)		1,360
	Shares
Investment Company (1.9%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note H) (Cost $433)	433,016	433
Total Short-Term Investments (Cost $1,793)		1,793
Total Investments (106.1%) (Cost $14,721) Including $1,386 of Securities Loaned		24,798
Liabilities in Excess of Other Assets (-6.1%)		(1,423)
Net Assets (100.0%)		$23,375

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at December 31, 2013.

(c)  Consists of one or more classes of securities traded together as a unit; stocks with attached warrants.

(d)  At December 31, 2013, the Portfolio held fair valued securities valued at approximately $268,000, representing 1.1% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

The accompanying notes are an integral part of the financial statements.
6

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Portfolio of Investments (cont'd)

Small Company Growth Portfolio

(e)  Security has been deemed illiquid at December 31, 2013.

(f)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Portfolio has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at December 31, 2013 amounts to approximately $3,204,000 and represents 13.7% of net assets.

@  Value is less than $500.

ADR  American Depositary Receipt.

The accompanying notes are an integral part of the financial statements.
7

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Small Company Growth Portfolio

Statement of Assets and Liabilities	December 31, 2013 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $13,110)	$23,187
Investment in Security of Affiliated Issuer, at Value (Cost $1,611)	1,611
Total Investments in Securities, at Value (Cost $14,721)	24,798
Foreign Currency, at Value (Cost $15)	15
Cash	42
Receivable for Investments Sold	32
Dividends Receivable	2
Receivable from Affiliate	—	@
Other Assets	1
Total Assets	24,890
Liabilities:
Collateral on Securities Loaned, at Value	1,402
Payable for Investments Purchased	54
Payable for Portfolio Shares Redeemed	40
Payable for Administration Fees	5
Payable for Advisory Fees	4
Payable for Professional Fees	3
Payable for Custodian Fees	2
Payable for Distribution Fees — Class II Shares	1
Other Liabilities	4
Total Liabilities	1,515
NET ASSETS	$23,375
Net Assets Consist of:
Paid-in-Capital	$7,977
Accumulated Net Investment Loss	(1)
Accumulated Net Realized Gain	5,322
Unrealized Appreciation (Depreciation) on:
Investments	10,077
Foreign Currency Translations	—	@
Net Assets	$23,375
CLASS II:
Net Asset Value, Offering and Redemption Price Per Share Applicable to 851,869 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$27.44
(1) Including:
Securities on Loan, at Value:	$1,386

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Small Company Growth Portfolio

Statement of Operations	Year Ended December 31, 2013 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $2 of Foreign Taxes Withheld)	$109
Income from Securities Loaned — Net	3
Dividends from Security of Affiliated Issuer (Note H)	— @
Total Investment Income	112
Expenses:
Advisory Fees (Note B)	191
Professional Fees	96
Distribution Fees — Class II Shares (Note D)	73
Administration Fees (Note C)	52
Custodian Fees (Note F)	27
Shareholder Reporting Fees	12
Pricing Fees	6
Directors' Fees and Expenses	1
Transfer Agency Fees (Note E)	1
Other Expenses	7
Total Expenses	466
Waiver of Advisory Fees (Note B)	(145)
Distribution Fees — Class II Shares Waived (Note D)	(62)
Rebate from Morgan Stanley Affiliate (Note H)	(1)
Net Expenses	258
Net Investment Loss	(146)
Realized Gain (Loss):
Investments Sold	5,571
Foreign Currency Transactions	(— @)
Net Realized Gain	5,571
Change in Unrealized Appreciation (Depreciation):
Investments	5,826
Foreign Currency Translations	— @
Net Change in Unrealized Appreciation (Depreciation)	5,826
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	11,397
Net Increase in Net Assets Resulting from Operations	$11,251

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Small Company Growth Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2013 (000)	Year Ended December 31, 2012 (000)
Increase (Decrease) In Net Assets:
Operations:
Net Investment Loss	$(146)	$(89)
Net Realized Gain	5,571	1,212
Net Change in Unrealized Appreciation (Depreciation)	5,826	1,799
Net Increase in Net Assets Resulting from Operations	11,251	2,922
Distributions from and/or in Excess of:
Class II:
Net Realized Gain	(809)	(403)
Total Distributions	(809)	(403)
Capital Share Transactions:(1)
Class II:
Subscribed	723	353
Distributions Reinvested	809	403
Redeemed	(7,370)	(6,200)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(5,838)	(5,444)
Total Increase (Decrease) in Net Assets	4,604	(2,925)
Net Assets:
Beginning of Period	18,771	21,696
End of Period (Including Accumulated Net Investment Losses of $(1) and $(—@))	$23,375	$18,771
(1) Capital Share Transactions:
Class II:
Shares Subscribed	34	21
Shares Issued on Distributions Reinvested	40	25
Shares Redeemed	(348)	(385)
Net Decrease in Class II Shares Outstanding	(274)	(339)

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Financial Highlights

Small Company Growth Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2013	2012	2011	2010		2009
Net Asset Value, Beginning of Period	$16.67	$14.81	$16.87	$13.33		$9.09
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.15)	(0.07)	(0.08)	(0.02)		(0.05)
Net Realized and Unrealized Gain (Loss)	11.74	2.24	(1.30)	3.56		4.29
Total from Investment Operations	11.59	2.17	(1.38)	3.54		4.24
Distributions from and/or in Excess of:
Net Investment Income	—	—	(0.68)	—		—
Net Realized Gain	(0.82)	(0.31)	—	—		—
Total Distributions	(0.82)	(0.31)	(0.68)	—		—
Net Asset Value, End of Period	$27.44	$16.67	$14.81	$16.87		$13.33
Total Return ++	71.33%	14.71%	(8.71)%	26.56%		46.64%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$23,375	$18,771	$21,696	$30,178		$33,495
Ratio of Expenses to Average Net Assets(1)	1.25%+	1.25%+	1.25%+	1.25	%+	1.25	%+
Ratio of Net Investment Loss to Average Net Assets(1)	(0.70)%+	(0.43)%+	(0.51)%+	(0.17	)%+	(0.49	)%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00%§	0.00%§	0.00	%§	0.00	%§
Portfolio Turnover Rate	46%	22%	26%	25%		30%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.25%	2.05%	1.92%	1.81	%+	1.70	%+
Net Investment Loss to Average Net Assets	(1.70)%	(1.23)%	(1.18)%	(0.73	)%+	(0.94	)%+

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
11

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Notes to Financial Statements

The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of ten separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Small Company Growth Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small companies. The Portfolio currently offers Class II shares only; although Class I shares may be offered in the future.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

The Portfolio has suspended the offering of its shares to investors through insurance and variable annuity contracts or qualified pension or retirement plans that have not previously offered the Portfolio as an investment option. The Portfolio will continue to offer its shares to investors through insurance and variable annuity contracts or qualified pension or retirement plans that have previously offered the Portfolio. On April 30, 2013, the Portfolio recommenced offering Class II shares.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the

Fund's Board of Directors (the "Directors"). Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (4) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (6) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments,

12

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Notes to Financial Statements (cont'd)

the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2013.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Assets:
Common Stocks
Advertising Agencies	$575	$—	$—		$575
Air Transport	301	—	—		301
Asset Management & Custodian	972	—	—		972
Auto Parts	183	—	—		183
Banks: Diversified	243	—	—		243
Beverage: Brewers & Distillers	291	—	—		291
Biotechnology	159	—	—		159
Building Materials	182	—	—		182
Cement	201	—	—		201
Chemicals: Diversified	74	—	—		74
Commercial Services	2,316	—	—		2,316
Computer Services, Software & Systems	2,723	—	—		2,723
Computer Technology	1,562	—	—		1,562
Consumer Electronics	139	—	—		139
Diversified Financial Services	329	73	—		402
Diversified Retail	1,362	—	—		1,362
Electronic Components	216	—	—		216
Electronics	302	—	—		302
Entertainment	438	—	—		438
Foods	2,187	—	—		2,187
Health Care Management Services	374	—	—		374
Health Care Services	809	—	—		809
Household Appliances	220	—	—		220
Insurance: Multi-Line	295	—	—		295
Leisure Time	95	—	—		95
Medical & Dental Instruments & Supplies	221	—	—		221
Medical Services	684	—	—		684
Oil: Crude Producers	175	—	—		175
Pharmaceuticals	143	—	—		143
Restaurants	370	—	—		370
Semiconductors & Components	369	—	—		369
Specialty Retail	352	—	—		352
Technology: Miscellaneous	342	—	—		342
Telecommunications Equipment	404	—	—		404
Truckers	120	—	—		120
Utilities: Electrical	—	—	—	†	—	†
Total Common Stocks	19,728	73	—	†	19,801

13

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Preferred Stocks	$—	$—	$249	$249
Convertible Preferred Stocks	—	2,936	—	2,936
Promissory Notes	—	—	19	19
Short-Term Investments
Investment Company	1,611	—	—	1,611
Repurchase Agreements	—	182	—	182
Total Short-Term Investments	1,611	182	—	1,793
Total Assets	$21,339	$3,191	$268	$24,798

†  Includes one security which was valued at zero.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2013, securities with a total value of approximately $541,000 transferred from Level 2 to Level 1. At December 31, 2012, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification. As of December 31, 2013, a security with a total value of approximately

$2,936,000 transferred from Level 3 to Level 2. This security was valued using significant unobservable inputs at December 31, 2012 and was valued using other significant observable inputs at December 31, 2013.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stocks (000)		Preferred Stocks (000)	Convertible Preferred Stocks (000)	Promissory Notes (000)
Beginning Balance	$—	†	$233	$1,007	$21
Purchases	—		—	—	—
Sales	—		—	(161)	—
Amortization of discount	—		—	—	—
Transfers in	—		—	—	—
Transfers out	—		—	(2,936)	—
Corporate action	—		—	(188)	—
Change in unrealized appreciation/ depreciation	—		16	2,278	2
Realized gains (losses)	—		—	—	(4)
Ending Balance	$—	†	$249	$—	$19
Net change in unrealized appreciation/depreciation from investments still held as of December 31, 2013	$—		$16	$—	$2

†  Includes one security which was valued at zero.

@  Amount is less than $500.
The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2013.

Fair Value at December 31, 2013 (000)	Valuation Technique	Unobservable Input	Range	Weighted Average	Impact to Valuation from an Increase in Input
Advertising Agencies
Preferred Stock	$28	Market Transaction	Precedent Transaction	$4.18	$4.18	$4.18	Increase
Discounted Cash Flow	Weighted Average Cost of Capital	13.0%	15.0%	14.0%	Decrease
Perpetual Growth Rate	2.0%	3.0%	2.5%	Increase
Market Comparable Companies	Enterprise Value/ Revenue	2.9	x	9.9	x	6.0	x	Increase
Discount for Lack of Marketability	15.0%	15.0%	15.0%	Decrease
Preferred Stock — Escrow	$2	Discount for Escrow	42.7%	42.7%	42.7%	Decrease
Promissory Note	$18	Market Transaction	Valuation at Issuance as a Percentage of Principal	100.0%	100.0%	100.0%	Increase
Cost of Debt	12.1%	12.1%	12.1%	Decrease
Valuation as a Percentage of Principal	88.4%	88.4%	88.4%	Increase
Promissory Note — Escrow	$1	Market Transaction	Valuation as a Percentage of Principal	45.7%	45.7%	45.7%	Increase

14

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Notes to Financial Statements (cont'd)

	Fair Value at December 31, 2013 (000)	Valuation Technique	Unobservable Input	Range				Weighted Average	Impact to Valuation from an Increase in Input
Health Care Services
Preferred Stock	$219	Discounted Cash Flow	Weighted Average Cost of Capital	17.0%		19.0%		18.0%	Decrease
			Perpetual Growth Rate	3.5%		4.5%		4.0%	Increase
		Market Comparable Companies	Enterprise Value/ Revenue	11.0	x	21.7	x	15.5x	Increase
			Discount for Lack of Marketability	15.0%		15.0%		15.0%	Decrease

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Securities Lending: The Portfolio lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily, by State Street Bank and

15

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Notes to Financial Statements (cont'd)

Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned-Net" in the Portfolio's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2013.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than 0) (000)
$1,386	(a)	—	$(1,386	)(b)(c)	$0

(a)  Represents market value of loaned securities at period end.

(b)  The Portfolio received cash collateral of approximately $1,402,000, of which approximately $1,360,000 was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. As of December 31, 2013 there was uninvested cash of approximately $42,000, which is not reflected in the Portfolio of Investments.

(c)  The actual collateral received is greater than the amount shown here due to overcollateralization.

5.  Restricted Securities: The Portfolio invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Portfolio may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Portfolio, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Portfolio could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Portfolio would, in either case, bear market risks during that period. Restricted Securities are identified in the Portfolio of Investments.

6.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

8.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $1 billion	Next $500 million	Over $1.5 billion
0.92%	0.85%	0.80%

16

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Notes to Financial Statements (cont'd)

For the year ended December 31, 2013, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.22% of the Portfolio's daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that the total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest, and other extraordinary expenses (including litigation), will not exceed 1.25% for Class II shares. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Directors act to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. For the year ended December 31, 2013, approximately $145,000 of advisory fees were waived and/or reimbursed pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.25% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Distributor of the Portfolio and provides the Portfolio's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Portfolio is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio's average daily net assets attributable to Class II shares. The Distributor has agreed to waive 0.30% of the 0.35% distribution fee that it may receive. This fee waiver will continue for at least one year or until such time as the Directors act to discontinue all or a portion of such waiver when it deems such action is appropriate. For the year ended December 31, 2013, this waiver amounted to approximately $62,000.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent was Morgan Stanley Services Company Inc. ("Morgan Stanley Services"). Effective July 1, 2013, the Directors approved changing the transfer agent to Boston Financial Data Services, Inc.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes – Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2013, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2013 and 2012 was as follows:

2013 Distributions Paid From:		2012 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$24	$785	—	$403

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and a

17

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Notes to Financial Statements (cont'd)

net operating loss, resulted in the following reclassifications among the components of net assets at December 31, 2013:

Accumulated Net Investment Loss (000)	Accumulated Undistributed Net Realized Gain (000)	Paid-in- Capital (000)
$145	$(145)	—

At December 31, 2013, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$190	$5,238

At December 31, 2013, the aggregate cost for Federal income tax purposes is approximately $14,828,000. The aggregate gross unrealized appreciation is approximately $10,490,000 and the aggregate gross unrealized depreciation is approximately $520,000 resulting in net unrealized appreciation of approximately $9,970,000.

H. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2013, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $9,209,000 and $16,355,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2013.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly, and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2013, advisory fees paid were reduced by approximately $1,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2013 is as follows:

Value December 31, 2012 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)		Value December 31, 2013 (000)
$125	$11,945	$10,459	$—	@	$1,611

@ Amount is less than $500.

From January 1, 2013 to June 30, 2013, the Portfolio incurred less than $500 in brokerage commissions with Citigroup, Inc., and its affiliated broker-dealers, which may be deemed affiliates of the Adviser, Administrator and Distributor under Section 17 of the Act, for portfolio transactions executed on behalf of the Portfolio. Citigroup, Inc. and its affiliated broker-dealers ceased to be affiliates of the Portfolio pursuant to Section 17 of the Act as of July 1, 2013.

I. Other (unaudited): At December 31, 2013, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 89% for Class II shares.

J. Accounting Pronouncement: In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services – Investment Companies (Topic 946) – Amendments to the Scope, Measurement, and Disclosure Requirements ("ASU 2013-08") which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company's non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08's criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the Portfolio, management expects that the impact of the Portfolio's adoption will be limited to additional financial statement disclosures.

18

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
The Universal Institutional Funds, Inc. —
Small Company Growth Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Small Company Growth Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the "Portfolio") as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Small Company Growth Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 21, 2014

19

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2013.

The Portfolio designated and paid approximately $785,000 as a long-term capital gain distribution.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

20

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Director and Officer Information (unaudited)

Independent Director:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (69) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				98

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the Charity J Street Cup Golf; Trustee of Fairhaven United Methodist Church.

Michael Bozic (73) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000); Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				100	Trustee and member of the Hillsdale College Board of Trustees.
Kathleen A. Dennis (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	98	Director of various non-profit organizations.
Dr. Manuel H. Johnson (65) c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	101	Director of NVR, Inc. (home construction).
Joseph J. Kearns (71) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	101	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

21

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Director and Officer Information (unaudited) (cont'd)

Independent Director (cont'd):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (55) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				98	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (77) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	100	None.
W. Allen Reed (66) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	98	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (81) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	101	Through December 31, 2012, Trustee and Director of certain Investment companies in the JPMorgan Fund Complex.

Interested Director:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (66) One New York Plaza New York, NY 10004	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	99

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002 - 2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004 - 2011).

*  Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2013) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

22

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (50) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer — Equity, Fixed Income and AIP Funds	Since September 2013	President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) in the Fund Complex. Managing Director of the Adviser.
Stefanie V. Chang Yu (47) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014); formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (48) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014); formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (48) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).
Mary E. Mullin (46) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  Each officer serves an indefinite term, until his or her successor is elected.

23

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The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Portfolio. For more detailed information about the Portfolio, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Portfolio, including its Directors. It is available, without charge, by calling 1 (800) 548-7786.

This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFSCGANN
806789 EXP 2.28.15

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Growth Portfolio

The Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Expense Example	2
Investment Overview	3
Portfolio of Investments	5
Statement of Assets and Liabilities	7
Statement of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	12
Report of Independent Registered Public Accounting Firm	21
Federal Tax Notice	22
Director and Officer Information	23

1

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Expense Example (unaudited)

Growth Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, including advisory fees, administration fees, distribution (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2013 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/13	Actual Ending Account Value 12/31/13	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Growth Portfolio Class I	$1,000.00	$1,322.20	$1,021.12	$4.74	$4.13	0.81%
Growth Portfolio Class II	1,000.00	1,320.60	1,019.86	6.20	5.40	1.06

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

2

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Investment Overview (unaudited)

Growth Portfolio

The Growth Portfolio (the "Portfolio") seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies.

Performance

For the fiscal year ended December 31, 2013, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 48.07%, net of fees, for Class I shares and 47.72%, net of fees, for Class II shares. The Portfolio's Class I and Class II shares outperformed against their benchmark, the Russell 1000® Growth Index (the "Index"), which returned 33.48%. Please keep in mind that high double-digit returns are highly unusual and cannot be sustained.

Factors Affecting Performance

•  U.S. stocks turned in a strong performance for the year ended December 31, 2013. As in 2012, the expectation that accommodative monetary policy by the U.S. Federal Reserve (Fed) would continue for some time helped drive the prices of risky assets including stocks higher in 2013. However, as the U.S. economy began to look stronger, the Fed started signaling its intention to reduce the pace of its asset purchase program (known as quantitative easing or QE) if economic data warranted. Uncertainty as to the timing and magnitude of this tapering led to volatility across the capital markets. When the Fed unexpectedly left its QE program intact after its September meeting, stocks rallied strongly. The market's advance paused in October, disrupted by a partial government shutdown and political gridlock over whether to raise the debt ceiling, but resumed in the final months of the period on expectations — and later confirmation by the Fed — that QE tapering would begin in 2014.

•  Nearly all of the Portfolio's outperformance came from two sectors: technology and consumer discretionary. Six of the top 10 contributors to overall performance were from these two sectors.

•  The financial services sector also added to relative performance, due to both stock selection and an overweight in the sector. A holding in a credit card and transaction processing company led gains.

•  Stock selection and an underweight in the producer durables sector detracted from performance. The Portfolio's holdings generally performed well but a lack of exposure to strong-performing groups such as aerospace and diversified manufacturing operations was disadvantageous.

•  An underweight in the health care sector also dampened relative performance.

Management Strategies

•  We look for high-quality growth companies that we believe have these attributes: sustainable competitive advantages, business visibility, rising return on invested capital, free cash flow and a favorable risk/reward. We find these companies through intense fundamental research. Our emphasis is on secular growth, and as a result short-term market events are not as meaningful in the stock selection process.

Performance Compared to the Russell 1000® Growth Index(1)

	Period Ended December 31, 2013
	Total Returns(2)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio – Class I(3)	48.07%	27.34%	10.41%	8.54%
Russell 1000® Growth Index	33.48	20.39	7.83	6.65
Portfolio – Class II(4)	47.72	27.03	10.13	11.08
Russell 1000® Growth Index	33.48	20.39	7.83	9.22

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)  The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is an index of approximately 1,000 of the largest U.S. companies based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least two years from the date of Reorganization or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems that such action is appropriate.

(3)  Commenced operations on January 2, 1997.

(4)  Commenced offering on May 5, 2003.

(5)  For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

3

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Investment Overview (unaudited) (cont'd)

Growth Portfolio

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary from the Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to the class.

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	42.4%
Computer Services, Software & Systems	24.1
Diversified Retail	14.9
Consumer Lending	7.1
Investment Company	6.0
Pharmaceuticals	5.5
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2013.

**  Industries and/or investment types representing less than 5% of total investments.

4

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Portfolio of Investments

Growth Portfolio

	Shares	Value (000)
Common Stocks (94.3%)
Alternative Energy (0.9%)
Range Resources Corp.	23,394	$1,972
Asset Management & Custodian (1.4%)
BlackRock, Inc.	9,664	3,058
Automobiles (1.8%)
Tesla Motors, Inc. (a)(b)	26,827	4,034
Beverage: Soft Drinks (0.9%)
Green Mountain Coffee Roasters, Inc. (a)(b)	25,026	1,891
Biotechnology (3.5%)
Illumina, Inc. (a)	70,339	7,781
Cable Television Services (0.9%)
Charter Communications, Inc., Class A (a)	14,891	2,037
Chemicals: Diversified (2.3%)
Monsanto Co.	44,167	5,148
Commercial Services (1.4%)
Intertek Group PLC (United Kingdom)	58,357	3,042
Communications Technology (2.9%)
Motorola Solutions, Inc.	94,716	6,393
Computer Services, Software & Systems (24.2%)
Baidu, Inc. ADR (China) (a)	6,464	1,150
Facebook, Inc., Class A (a)	319,978	17,490
Google, Inc., Class A (a)	14,574	16,333
LinkedIn Corp., Class A (a)	13,848	3,002
Qihoo 360 Technology Co., Ltd. ADR (China) (a)	12,532	1,028
Salesforce.com, Inc. (a)	119,130	6,575
Twitter, Inc. (a)(b)	90,791	5,779
Workday, Inc., Class A (a)	23,986	1,995
		53,352
Computer Technology (3.8%)
Apple, Inc.	10,740	6,026
Yandex N.V., Class A (Russia) (a)	52,551	2,268
		8,294
Consumer Lending (7.1%)
Mastercard, Inc., Class A	9,796	8,184
Visa, Inc., Class A	33,329	7,422
		15,606
Diversified Media (2.9%)
McGraw Hill Financial, Inc.	39,257	3,070
Naspers Ltd., Class N (South Africa)	31,434	3,284
		6,354
Diversified Retail (15.0%)
Amazon.com, Inc. (a)	44,420	17,714
Groupon, Inc. (a)	409,627	4,821
NetFlix, Inc. (a)	5,765	2,123
Priceline.com, Inc. (a)	7,238	8,414
		33,072
Entertainment (0.4%)
Liberty Media Corp. (a)	6,191	907
	Shares	Value (000)
Financial Data & Systems (2.8%)
MSCI, Inc. (a)	68,641	$3,001
Verisk Analytics, Inc., Class A (a)	49,015	3,221
		6,222
Health Care Services (0.6%)
athenahealth, Inc. (a)	9,301	1,251
Insurance: Multi-Line (0.9%)
American International Group, Inc.	39,403	2,012
Insurance: Property-Casualty (3.3%)
Arch Capital Group Ltd. (a)	42,436	2,533
Progressive Corp. (The)	173,080	4,720
		7,253
Medical Equipment (2.8%)
Intuitive Surgical, Inc. (a)	15,958	6,129
Pharmaceuticals (5.5%)
Mead Johnson Nutrition Co.	68,604	5,746
Valeant Pharmaceuticals International, Inc. (Canada) (a)	54,803	6,434
		12,180
Radio & TV Broadcasters (0.4%)
Sirius XM Holdings, Inc. (a)	230,102	803
Recreational Vehicles & Boats (2.4%)
Edenred (France)	161,235	5,397
Restaurants (2.2%)
Starbucks Corp.	61,536	4,824
Semiconductors & Components (1.8%)
ARM Holdings PLC ADR (United Kingdom)	42,451	2,324
First Solar, Inc. (a)	32,302	1,765
		4,089
Textiles Apparel & Shoes (2.2%)
Christian Dior SA (France)	25,938	4,901
Total Common Stocks (Cost $106,548)		208,002
	Notional Amount
Call Options Purchased (0.1%)
Foreign Currency Options (0.1%)
USD/CNY December 2014 @ CNY 6.50	33,628,628	57
USD/CNY December 2014 @ CNY 6.50	29,820,860	50
USD/CNY December 2014 @ CNY 6.50	2,393,430	4
Total Call Options Purchased (Cost $207)		111
	Shares
Short-Term Investments (10.4%)
Securities held as Collateral on Loaned Securities (4.4%)
Investment Company (3.8%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note H)	8,435,814	8,436

The accompanying notes are an integral part of the financial statements.
5

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Portfolio of Investments (cont'd)

Growth Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (0.6%)
Merrill Lynch & Co., Inc., (0.18%, dated 12/31/13, due 1/2/14; proceeds $542; fully collateralized by various Common Stocks and Exchange Traded Funds; valued at $586)	$542	$542
BNP Paribas Securities Corp., (0.01%, dated 12/31/13, due 1/2/14; proceeds $760; fully collateralized by various U.S. Government Obligations; 0.63% – 3.63% due 8/15/16 – 2/15/21; valued at $775)	760	760
		1,302
Total Securities held as Collateral on Loaned Securities (Cost $9,738)		9,738
	Shares
Investment Company (6.0%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note H) (Cost $13,248)	13,247,994	13,248
Total Short-Term Investments (Cost $22,986)		22,986
Total Investments (104.8%) (Cost $129,741) Including $11,971 of Securities Loaned		231,099
Liabilities in Excess of Other Assets (-4.8%)		(10,546)
Net Assets (100.0%)		$220,553

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at December 31, 2013.

ADR  American Depositary Receipt.

CNY  — Chinese Yuan Renminbi

USD  — United States Dollar

The accompanying notes are an integral part of the financial statements.
6

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Growth Portfolio

Statement of Assets and Liabilities	December 31, 2013 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $108,057)	$209,415
Investment in Security of Affiliated Issuer, at Value (Cost $21,684)	21,684
Total Investments in Securities, at Value (Cost $129,741)	231,099
Cash	298
Receivable for Investments Sold	268
Receivable for Portfolio Shares Sold	152
Dividends Receivable	57
Tax Reclaim Receivable	37
Receivable from Affiliate	—	@
Other Assets	6
Total Assets	231,917
Liabilities:
Collateral on Securities Loaned, at Value	10,036
Payable for Investments Purchased	513
Payable for Portfolio Shares Redeemed	462
Payable for Advisory Fees	207
Payable for Reorganization Expense	70
Payable for Administration Fees	46
Payable for Distribution Fees — Class II Shares	16
Payable for Custodian Fees	6
Payable for Professional Fees	2
Payable for Directors' Fees and Expenses	2
Other Liabilities	4
Total Liabilities	11,364
NET ASSETS	$220,553
Net Assets Consist of:
Paid-in-Capital	$104,817
Distribution in Excess of Net Investment Income	(8)
Accumulated Undistributed Net Realized Gain	14,386
Unrealized Appreciation (Depreciation) on:
Investments	101,358
Foreign Currency Translations	—	@
Net Assets	$220,553
CLASS I:
Net Assets	$142,052
Net Asset Value, Offering and Redemption Price Per Share Applicable to 4,577,342 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$31.03
CLASS II:
Net Assets	$78,501
Net Asset Value, Offering and Redemption Price Per Share Applicable to 2,582,882 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$30.39
(1) Including:
Securities on Loan, at Value:	$11,971

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
7

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Growth Portfolio

Statement of Operations	Year Ended December 31, 2013 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $37 of Foreign Taxes Withheld)	$867
Dividends from Security of Affiliated Issuer (Note H)	3
Income from Securities Loaned — Net	3
Total Investment Income	873
Expenses:
Advisory Fees (Note B)	619
Administration Fees (Note C)	309
Distribution Fees — Class II Shares (Note D)	160
Professional Fees	121
Shareholder Reporting Fees	24
Custodian Fees (Note F)	22
Directors' Fees and Expenses	4
Pricing Fees	3
Transfer Agency Fees (Note E)	2
Other Expenses	11
Total Expenses	1,275
Waiver of Advisory Fees (Note B)	(95)
Distribution Fees — Class II Shares Waived (Note D)	(46)
Rebate from Morgan Stanley Affiliate (Note H)	(6)
Net Expenses	1,128
Net Investment Loss	(255)
Realized Gain (Loss):
Investments Sold	16,105
Foreign Currency Transactions	(7)
Net Realized Gain	16,098
Change in Unrealized Appreciation (Depreciation):
Investments	38,529
Foreign Currency Translations	— @
Net Change in Unrealized Appreciation (Depreciation)	38,529
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	54,627
Net Increase in Net Assets Resulting from Operations	$54,372

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Growth Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2013 (000)	Year Ended December 31, 2012 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income (Loss)	$(255)	$314
Net Realized Gain	16,098	2,749
Net Change in Unrealized Appreciation (Depreciation)	38,529	8,505
Net Increase in Net Assets Resulting from Operations	54,372	11,568
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(244)	—
Net Realized Gain	(2,038)	(2,444)
Class II:
Net Investment Income	(71)	—
Net Realized Gain	(1,308)	(1,657)
Total Distributions	(3,661)	(4,101)
Capital Share Transactions:(1)
Class I:
Subscribed	3,165	4,913
Issued due to a tax-free reorganization	74,535	—
Distributions Reinvested	2,282	2,444
Redeemed	(21,279)	(13,500)
Class II:
Subscribed	10,517	9,680
Issued due to a tax-free reorganization	34,680	—
Distributions Reinvested	1,379	1,657
Redeemed	(18,363)	(13,272)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	86,916	(8,078)
Total Increase (Decrease) in Net Assets	137,627	(611)
Net Assets:
Beginning of Period	82,926	83,537
End of Period (Including Undistributed (Distributions in Excess of) Net Investment Income of $(8) and $311)	$220,553	$82,926
(1) Capital Share Transactions:
Class I:
Shares Subscribed	118	225
Shares Issued due to a tax-free reorganization	2,847	—
Shares Issued on Distributions Reinvested	96	114
Shares Redeemed	(810)	(613)
Net Increase (Decrease) in Class I Shares Outstanding	2,251	(274)
Class II:
Shares Subscribed	405	445
Shares Issued due to a tax-free reorganization	1,352	—
Shares Issued on Distributions Reinvested	59	79
Shares Redeemed	(716)	(623)
Net Increase (Decrease) in Class II Shares Outstanding	1,100	(99)

The accompanying notes are an integral part of the financial statements.
9

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Financial Highlights

Growth Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2013		2012		2011		2010		2009
Net Asset Value, Beginning of Period	$21.94		$20.10		$20.70		$16.87		$10.19
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	(0.03)		0.10		(0.02)		0.03		0.02
Net Realized and Unrealized Gain (Loss)	10.23		2.76		(0.56)		3.82		6.66
Total from Investment Operations	10.20		2.86		(0.58)		3.85		6.68
Distributions from and/or in Excess of:
Net Investment Income	(0.12)		—		(0.02)		(0.02)		—
Net Realized Gain	(0.99)		(1.02)		—		—		—
Total Distributions	(1.11)		(1.02)		(0.02)		(0.02)		—
Net Asset Value, End of Period	$31.03		$21.94		$20.10		$20.70		$16.87
Total Return ++	48.07%		14.38%		(2.80)%		22.86%		65.55	%**
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$142,052		$51,043		$52,279		$65,186		$64,501
Ratio of Expenses to Average Net Assets(1)	0.82	%+††^	0.85	%+††	0.85	%+††	0.85	%+††	0.85	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A		N/A		0.85	%+††	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets(1)	(0.11	)%+††	0.45	%+††	(0.11	)%+††	0.16	%+††	0.16	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.00	%††§	0.00	%††§	0.00	%††§	0.00	%§
Portfolio Turnover Rate	32%		48%		30%		35%		19%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.90	%††	0.88	%††	0.88	%††	0.87	%+††	0.90	%+
Net Investment Income (Loss) to Average Net Assets	(0.19	)%††	0.42	%††	(0.14	)%††	0.14	%+††	0.11	%+

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

**  Performance was positively impacted by approximately 0.19% due to the receipt of proceeds from the settlements of class action suits involving primarily one of the Portfolio's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class I would have been approximately 65.36%.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

^  Effective September 9, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to maximum ratio of 0.80% for Class I shares. Prior to September 9, 2013, the maximum ratio was 0.85% for Class I shares.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
10

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Financial Highlights

Growth Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2013		2012		2011		2010		2009
Net Asset Value, Beginning of Period	$21.50		$19.77		$20.39		$16.63		$10.07
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	(0.09)		0.04		(0.07)		(0.02)		(0.01)
Net Realized and Unrealized Gain (Loss)	10.02		2.71		(0.55)		3.78		6.57
Total from Investment Operations	9.93		2.75		(0.62)		3.76		6.56
Distributions from and/or in Excess of:
Net Investment Income	(0.05)		—		—		—		—
Net Realized Gain	(0.99)		(1.02)		—		—		—
Total Distributions	(1.04)		(1.02)		—		—		—
Net Asset Value, End of Period	$30.39		$21.50		$19.77		$20.39		$16.63
Total Return ++	47.72%		14.05%		(3.04)%		22.61%		65.14	%**
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$78,501		$31,883		$31,258		$28,661		$28,017
Ratio of Expenses to Average Net Assets(1)	1.07	%+††^	1.10	%+††	1.10	%+††	1.10	%+††	1.10	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A		N/A		1.10	%+††	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets(1)	(0.36	)%+††	0.20	%+††	(0.36	)%+††	(0.09	)%+††	(0.07	)%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.00	%††§	0.00	%††§	0.00	%††§	0.00	%§
Portfolio Turnover Rate	32%		48%		30%		35%		19%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.25	%††	1.23	%††	1.23	%††	1.22	%+††	1.25	%+
Net Investment Income (Loss) to Average Net Assets	(0.54	)%††	0.07	%††	(0.49	)%††	(0.21	)%+††	(0.22	)%+

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

**  Performance was positively impacted by approximately 0.19% due to the receipt of proceeds from the settlements of class action suits involving primarily one of the Portfolio's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class II would have been approximately 64.95%.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

^  Effective September 9, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to maximum ratio of 1.05% for Class II shares. Prior to September 9, 2013, the maximum ratio was 1.10% for Class II shares.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
11

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Notes to Financial Statements

The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of ten separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Growth Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies. The Portfolio offers two classes of shares – Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

On September 9, 2013, the Portfolio acquired the net assets of Morgan Stanley Select Dimensions Focus Growth Portfolio ("Focus Growth Portfolio"), Morgan Stanley Select Dimensions Growth Portfolio ("Growth Portfolio") and Morgan Stanley Select Dimensions Multi Cap Growth Portfolio ("Multi Cap Growth Portfolio") (collectively, the "Portfolios"), which are all open-end investment companies, based on the respective valuations as of the close of business on September 6, 2013, pursuant to a Plan of Reorganization approved by the shareholders of Focus Growth Portfolio, Growth Portfolio and Multi Cap Growth Portfolio on August 1, 2013 ("Reorganization"). The purpose of the transaction was to combine four portfolios managed by Morgan Stanley Investment Management Inc. (the "Adviser") with comparable investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of 2,176,539 Class I shares of the Portfolio at a net asset value of $26.18 per share for 2,143,462 Class X shares of Focus Growth Portfolio; 594,537 Class II shares of the Portfolio at a net asset value of $25.66 for 583,763 Class Y shares of Focus Growth Portfolio; 368,811 Class I shares of the Portfolio at a net asset value of $26.18 per share for 370,503 Class X shares of Growth Portfolio; 414,085 Class II shares of the Portfolio at a net asset value of $25.66 for 420,515 Class Y shares of Growth Portfolio; 301,694 Class I shares of the Portfolio at a net asset value of $26.18 per share for 457,006 Class X shares of Multi Cap Growth Portfolio; 342,879 Class II shares of the Portfolio at a net asset value of $25.66 for 530,170 Class Y shares of Multi Cap Growth Portfolio. The net assets of Focus Growth Portfolio, Growth Portfolio and Multi Cap Growth Portfolio before the Reorganization were approximately $72,237,000, $20,281,000 and $16,697,000, respectively, including unrealized appreciation of approxi-

mately $28,196,000, $7,877,000 and $6,192,000, respectively, at September 6, 2013. The investment portfolios of Focus Growth Portfolio, Growth Portfolio and Multi Cap Growth Portfolio, with fair values of approximately $72,260,000, $20,340,000 and $16,781,000, respectively, and identified cost of approximately $44,064,000, $12,463,000 and $10,589,000, respectively on September 6, 2013, were the principal assets acquired by the Portfolio. For financial reporting purposes, assets received and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received from the Portfolios was carried forward to align ongoing reporting of the Portfolio's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the Reorganization, the net assets of the Portfolio were approximately $88,264,000. Immediately after the merger, the net assets of the Portfolio were approximately $197,479,000.

Upon closing of the Reorganization, shareholders of the Portfolios received shares of the Portfolio as follows:

Focus Growth Portfolio	UIF Growth Portfolio
Class X	Class I
Class Y	Class II
Growth Portfolio	UIF Growth Portfolio
Class X	Class I
Class Y	Class II
Multi Cap Growth Portfolio	UIF Growth Portfolio
Class X	Class I
Class Y	Class II

Assuming the acquisition had been completed on January 1, 2013, the beginning of the annual reporting period of the Portfolio, the Portfolio's pro forma results of operations for the period ended December 31, 2013, are as follows:

Net investment income(1)	$1,153,000
Net gain realized and unrealized gain(2)	$64,941,000
Net increase (decrease) in net assets resulting from operations	$66,094,000

(1)Approximately $(255,000) as reported, plus approximately $394,000, $127,000 and $60,000 Focus Growth Portfolio, Growth Portfolio and Multi Cap Growth Portfolio, respectively, premerger, plus approximately $373,000, $220,000 and $234,000, respectively, of estimated pro-forma eliminated expenses.

(2)Approximately $54,627,000 as reported, plus approximately $6,855,000, $1,588,000 and $1,871,000 Focus Growth Portfolio, Growth Portfolio and Multi Cap Growth Portfolio, respectively, premerger.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was

12

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Notes to Financial Statements (cont'd)

completed, it is not practicable to separate the amounts of revenue and earnings of the Portfolios that have been included in the Portfolio's Statement of Operations since September 6, 2013.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between their latest bid and asked price. Unlisted options are valued by an outside pricing service approved by the Fund's Board of Directors (the "Directors") or quotes from a broker or dealer; (4) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the

NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (7) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and

13

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Notes to Financial Statements (cont'd)

assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2013.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Alternative Energy	$1,972	$—	$—	$1,972
Asset Management & Custodian	3,058	—	—	3,058
Automobiles	4,034	—	—	4,034
Beverage: Soft Drinks	1,891	—	—	1,891
Biotechnology	7,781	—	—	7,781
Cable Television Services	2,037	—	—	2,037
Chemicals: Diversified	5,148	—	—	5,148
Commercial Services	3,042	—	—	3,042
Communications Technology	6,393	—	—	6,393
Computer Services, Software & Systems	53,352	—	—	53,352
Computer Technology	8,294	—	—	8,294
Consumer Lending	15,606	—	—	15,606
Diversified Media	6,354	—	—	6,354
Diversified Retail	33,072	—	—	33,072
Entertainment	907	—	—	907
Financial Data & Systems	6,222	—	—	6,222
Health Care Services	1,251	—	—	1,251
Insurance: Multi-Line	2,012	—	—	2,012
Insurance: Property-Casualty	7,253	—	—	7,253
Medical Equipment	6,129	—	—	6,129
Pharmaceuticals	12,180	—	—	12,180
Radio & TV Broadcasters	803	—	—	803
Recreational Vehicles & Boats	5,397	—	—	5,397
Restaurants	4,824	—	—	4,824
Semiconductors & Components	4,089	—	—	4,089
Textiles Apparel & Shoes	4,901	—	—	4,901
Total Common Stocks	208,002	—	—	208,002
Call Options Purchased	—	111	—	111
Short-Term Investments
Investment Company	21,684	—	—	21,684
Repurchase Agreements	—	1,302	—	1,302
Total Short-Term Investments	21,684	1,302	—	22,986
Total Assets	$229,686	$1,413	$—	$231,099

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes

14

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Notes to Financial Statements (cont'd)

transfers between the levels as of the end of the period. As of December 31, 2013, securities with a total value of approximately $11,723,000 transferred from Level 2 to Level 1. At December 31, 2012, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Convertible Preferred Stock (000)
Beginning Balance	$63
Purchases	—
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	—
Corporate Action	(521)
Change in unrealized appreciation/depreciation	458
Realized gains (losses)	—
Ending Balance	$—
Net change in unrealized appreciation/depreciation from investments still held as of December 31, 2013	$—

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S.

Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of

15

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Notes to Financial Statements (cont'd)

an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Options: In respect to options, the Portfolio is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument such a as security, currency or index, at an agreed upon price typically in exchange for a premium paid by the Portfolio. The Portfolio may purchase put and call options. Purchasing call options tends to increase the Portfolio's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Portfolio's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Portfolio bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments" on the Statement of Assets and Liabilities. Premium paid for purchasing options which expired are treated as realized losses. If the Portfolio sells an option, it sells to another party the right to buy from or sell to the Portfolio a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed upon price typically in exchange for a premium received by the Portfolio. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

FASB ASC 815, "Derivatives and Hedging: Overall" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following table sets forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of December 31, 2013.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Options Purchased	Investments, at Value (Options Purchased)	Currency Risk	$111	+

+  Amounts are included in Investments in the Statement of Assets and Liabilities.

The following table sets forth by primary risk exposure the Portfolio's change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2013 in accordance with ASC 815.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Options Purchased)	$(96	)+

+  Amounts are included in Investments in the Statement of Operations.

16

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Notes to Financial Statements (cont'd)

At December 31, 2013, the Portfolio's derivative assets and liabilities, are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(a) (000)	Liabilities(a) (000)
Options Purchased	$111	$—

(a)  Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2013.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than 0) (000)
Royal Bank of Scotland	$111	$—	$—	$111

For the year ended December 31, 2013, the approximate average monthly amount outstanding for each derivative type is as follows:

Options Purchased:
Average monthly notional amount	5,487,000

5.  Securities Lending: The Portfolio lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily, by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned-Net" in the Portfolio's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2013.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amount Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than 0) (000)
$11,971	(a)	—	$(11,963	)(b)(c)	$8

(a)  Represents market value of loaned securities at period end.

(b)  The Portfolio received cash collateral of approximately $10,036,000, of which approximately $9,738,000 was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. As of December 31, 2013 there was uninvested cash of approximately $298,000, which is not reflected in the Portfolio of Investments. In addition, the Portfolio received non-cash collateral of approximately $1,927,000 in the form of U.S. government obligations, which the Portfolio cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(c)  The collateral received was marked to market on a daily basis. The Portfolio's collateral coverage was below 100% at December 31, 2013. This was adjusted on the next business day.

6.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned

17

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Notes to Financial Statements (cont'd)

among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

8.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $1 billion	Next $1 billion	Next $1 billion	Over $3 billion
0.50%	0.45%	0.40%	0.35%

For the year ended December 31, 2013, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.42% of the Portfolio's daily net assets.

The Adviser had agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.85% for Class I shares and 1.10% for Class II shares. Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.80% and 1.05% for Class I and Class II share, respectively. The fee waivers and/or expense reimbursements will continue for at least two years from the date of Reorganization or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. For the year ended December 31, 2013, approximately $95,000 of advisory fees were waived and/or reimbursed pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.25% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Distributor of the Portfolio and provides the Portfolio's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Portfolio is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio's average daily net assets attributable to Class II shares. The Distributor has agreed to waive 0.10% of the 0.35% distribution fee that it may receive. This fee waiver will continue for at least one year from the date of Reorganization or until such time as the Directors act to discontinue all or a portion of such waiver when it deems such action is appropriate. For the year ended December 31, 2013, this waiver amounted to approximately $46,000.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent was Morgan Stanley Services Company Inc. ("Morgan Stanley Services"). Effective July 1, 2013, the Directors approved changing the transfer agent to Boston Financial Data Services, Inc.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes – Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S.

18

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Notes to Financial Statements (cont'd)

Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2013, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2013 and 2012 was as follows:

2013 Distributions Paid From:		2012 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$315	$3,346	—	$4,101

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, a net operating loss and wash sales acquired from fund mergers, resulted in the following reclassifications among the components of net assets at December 31, 2013:

Distributions in Excess of Net Investment Income (000)	Accumulated Undistributed Net Realized Gain (000)	Paid-in-Capital (000)
$251	$(532)	$281

At December 31, 2013, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$2,039	$13,021

At December 31, 2013, the aggregate cost for Federal income tax purposes is approximately $130,418,000. The aggregate gross unrealized appreciation is approximately $100,809,000 and the aggregate gross unrealized depreciation is approximately $128,000 resulting in net unrealized appreciation of approximately $100,681,000.

H. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2013, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $38,706,000 and

$73,012,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2013.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly, and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2013, advisory fees paid were reduced by approximately $6,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2013 is as follows:

Value December 31, 2012 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2013 (000)
$137	$61,749	$40,202	$3	$21,684

During the year ended December 31, 2013, the Portfolio incurred approximately $1,000 in brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser, Administrator and Distributor, for portfolio transactions executed on behalf of the Portfolio.

From January 1, 2013 to June 30, 2013, the Portfolio incurred approximately $1,000 in brokerage commissions with Citigroup, Inc., and its affiliated broker-dealers, which may be deemed affiliates of the Adviser, Administrator and Distributor under Section 17 of the Act, for portfolio transactions executed on behalf of the Portfolio. Citigroup, Inc. and its affiliated broker-dealers ceased to be affiliates of the Portfolio pursuant to Section 17 of the Act as of July 1, 2013.

I. Other (unaudited): At December 31, 2013, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 69% and 78%, for Class I and Class II, respectively.

J. Accounting Pronouncement: In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services – Investment Companies (Topic 946) – Amendments to the Scope, Measurement, and Disclosure Requirements ("ASU 2013-08") which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as

19

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Notes to Financial Statements (cont'd)

an investment company and prescribes fair value accounting for an investment company's non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08's criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the Portfolio, management expects that the impact of the Portfolio's adoption will be limited to additional financial statement disclosures.

20

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
The Universal Institutional Funds, Inc. —
Growth Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Growth Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the "Portfolio") as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Growth Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 21, 2014

21

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2013.

The Portfolio designated and paid approximately $3,346,000 as a long-term capital gain distribution.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

22

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Director and Officer Information (unaudited)

Independent Director:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (69) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				98

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the Charity J Street Cup Golf; Trustee of Fairhaven United Methodist Church.

Michael Bozic (73) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000); Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				100	Trustee and member of the Hillsdale College Board of Trustees.
Kathleen A. Dennis (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	98	Director of various non-profit organizations.
Dr. Manuel H. Johnson (65) c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	101	Director of NVR, Inc. (home construction).
Joseph J. Kearns (71) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	101	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

23

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Director and Officer Information (unaudited) (cont'd)

Independent Director (cont'd):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (55) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				98	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (77) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	100	None.
W. Allen Reed (66) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	98	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (81) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	101	Through December 31, 2012, Trustee and Director of certain Investment companies in the JPMorgan Fund Complex.

Interested Director:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (66) One New York Plaza New York, NY 10004	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	99

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Issurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2013) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

24

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (50) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer — Equity, Fixed Income and AIP Funds	Since September 2013	President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) in the Fund Complex. Managing Director of the Adviser.
Stefanie V. Chang Yu (47) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014); formerly, Vice President of various Morgan Stanley Funds(December 1997-January 2014),

Joseph C. Benedetti (48) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014); formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (48) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).
Mary E. Mullin (46) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  Each officer serves an indefinite term, until his or her successor is elected.

25

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2013

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Portfolio. For more detailed information about the Portfolio, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Portfolio, including its Directors. It is available, without charge, by calling 1 (800) 548-7786.

This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFCGANN
805107 EXP 2.28.15

Item 2.  Code of Ethics.

(a)                                 The Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)                                 No information need be disclosed pursuant to this paragraph.

(c)                                  Not applicable.

(d)                                 Not applicable.

(e)                                  Not applicable.

(f)

(1)                                 The Fund’s Code of Ethics is attached hereto as Exhibit 12 A.

(2)                                 Not applicable.

(3)                                 Not applicable.

Item 3.  Audit Committee Financial Expert.

The Fund’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2013

	Registrant			Covered Entities(1)
Audit Fees		$396,627		N/A

Non-Audit Fees
Audit-Related Fees		$––	(2)		$(2)
Tax Fees		$39,227	(3)	$7,772,493	(4)
All Other Fees	$			$101,000	(5)
Total Non-Audit Fees		$39,227		$7,873,493

Total		$435,854		$7,873,493

2012

	Registrant			Covered Entities(1)
Audit Fees		$215,000		N/A

Non-Audit Fees
Audit-Related Fees			$(2)		$(2)
Tax Fees		$34,860	(3)	$3,789,467	(4)
All Other Fees	$			$723,998	(5)
Total Non-Audit Fees		$34,860		$4,513,465

Total		$249,860		$4,513,465

N/A- Not applicable, as not required by Item 4.

(1)         Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)         Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)         Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)         Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.

(5)         All other fees represent project management for future business applications and improving business and operational processes.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004,(1)

1.              Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors.  Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee.  The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise.  The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

(1)                                 This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2.              Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.              Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements.  These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit.  The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide.  Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1.  All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.              Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors.  Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2.  All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.              Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3.  All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.              All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted.  Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4.  Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.              Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.  The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.              Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered.  The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors.  Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy.  The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring.  Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.              Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.       Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s).  Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

Morgan Stanley Retail Funds

Morgan Stanley Investment Advisors Inc.

Morgan Stanley & Co. Incorporated

Morgan Stanley DW Inc.

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley Services Company, Inc.

Morgan Stanley Distributors Inc.

Morgan Stanley Trust FSB

Morgan Stanley Institutional Funds

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Advisors Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley & Co. Incorporated

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)                     Not applicable.

(g)                    See table above.

(h)                   The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a)         The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:

Joseph Kearns, Michael Nugent and Allen Reed.

(b) Not applicable.

Item 6. Schedule of Investments

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)    The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)    There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Universal Institutional Fund, Inc

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
February 19, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H, Gernon
John H. Gernon
Principal Executive Officer
February 19, 2014

/s/ Francis Smith
Francis Smith
Principal Financial Officer
February 19, 2014